UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05199

Columbia Funds Variable Insurance Trust
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Christopher O. Petersen, Esq. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semiannual Report

June 30, 2014

Columbia Variable Portfolio — Asset Allocation Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Asset Allocation Fund

Performance Overview	2
Portfolio Overview	3
Understanding Your Fund's Expenses	4
Portfolio of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	16
Board Consideration and Approval of Advisory Agreement	22
Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Columbia Variable Portfolio — Asset Allocation Fund

Performance Overview

(Unaudited)

Performance Summary

>  Columbia Variable Portfolio — Asset Allocation Fund (the Fund) Class 2 shares returned 5.35% for the six-month period that ended June 30, 2014.

>  The Fund underperformed its Blended Benchmark, which returned 5.90% over the same time period.

>  The broad U.S. equity market, as measured by the S&P 500 Index, returned 7.14%, while the broad U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, returned 3.93% for the same six-month period.

Average Annual Total Returns (%) (for period ended June 30, 2014)

	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class 1	01/01/89	5.45	17.41	12.99	6.98
Class 2	06/01/00	5.35	17.14	12.75	6.79
Blended Benchmark		5.90	16.24	13.32	6.93
S&P 500 Index		7.14	24.61	18.83	7.78
Barclays U.S. Aggregate Bond Index		3.93	4.37	4.85	4.93

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of a 60% weighting in the S&P 500 Index and a 40% weighting in the Barclays U.S. Aggregate Bond Index.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Semiannual Report 2014
2

Columbia Variable Portfolio — Asset Allocation Fund

Portfolio Overview

(Unaudited)

Portfolio Breakdown (%) (at June 30, 2014)
Alternative Investment Funds	3.0
Equity Funds	59.0
International	2.0
U.S. Large Cap	51.0
U.S. Mid Cap	6.0
Fixed-Income Funds	36.9
Convertible	3.0
Emerging Markets	2.0
High Yield	4.5
Investment Grade	27.4
Money Market Funds	1.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

Melda Mergen, CFA, CAIA

Marie Schofield, CFA

Beth Vanney, CFA

Semiannual Report 2014
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Columbia Variable Portfolio — Asset Allocation Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

January 1, 2014 – June 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,054.50	1,024.10	0.71	0.70	0.14	3.97	3.91	0.78
Class 2	1,000.00	1,000.00	1,053.50	1,022.86	1.99	1.96	0.39	5.24	5.17	1.03

Expenses paid during the period are equal to the Fund's annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Semiannual Report 2014
4

Columbia Variable Portfolio — Asset Allocation Fund

Portfolio of Investments

June 30, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Equity Funds 59.0%

	Shares	Value ($)
International 2.0%
Columbia Overseas Value Fund, Class I Shares(a)	208,170	1,929,737
U.S. Large Cap 50.9%
Columbia Contrarian Core Fund, Class I Shares(a)	816,996	17,884,041
Columbia Large Core Quantitative Fund, Class I Shares(a)	1,976,074	17,883,474
Columbia Large Growth Quantitative Fund, Class I Shares(a)	407,041	3,765,134
Columbia Large Value Quantitative Fund, Class I Shares(a)	194,878	1,882,518
Columbia Select Large Cap Growth Fund, Class I Shares(a)(b)	182,930	3,294,565
Columbia Select Large-Cap Value Fund, Class I Shares(a)	141,305	3,288,169
Total		47,997,901
U.S. Mid Cap 6.0%
Columbia Mid Cap Growth Fund, Class I Shares(a)(b)	85,549	2,823,991
Columbia Mid Cap Value Fund, Class I Shares(a)	154,069	2,824,079
Total		5,648,070
Total Equity Funds (Cost: $44,580,806)		55,575,708
Fixed-Income Funds 36.9%
Convertible 3.0%
Columbia Convertible Securities Fund, Class I Shares(a)	143,493	2,823,935
Emerging Markets 2.0%
Columbia Emerging Markets Bond Fund, Class I Shares(a)	161,036	1,882,509

Fixed-Income Funds (continued)

	Shares	Value ($)
High Yield 4.5%
Columbia Income Opportunities Fund, Class I Shares(a)	413,103	4,250,828
Investment Grade 27.4%
Columbia Corporate Income Fund, Class I Shares(a)	825,075	8,481,775
Columbia Limited Duration Credit Fund, Class I Shares(a)	281,314	2,815,951
Columbia U.S. Government Mortgage Fund, Class I Shares(a)	1,207,523	6,605,153
Columbia U.S. Treasury Index Fund, Class I Shares(a)	716,286	7,936,447
Total		25,839,326
Total Fixed-Income Funds (Cost: $33,261,938)		34,796,598
Alternative Investment Funds 3.0%
Columbia Absolute Return Multi-Strategy Fund, Class I Shares(a)	287,152	2,819,829
Total Alternative Investment Funds (Cost: $2,858,096)		2,819,829
Money Market Funds 1.1%
Columbia Short-Term Cash Fund, 0.095%(a)(c)	997,825	997,825
Total Money Market Funds (Cost: $997,825)		997,825
Total Investments (Cost: $81,698,665)		94,189,960
Other Assets & Liabilities, Net		(46,690)
Net Assets		94,143,270

Investments in Derivatives

Futures Contracts Outstanding at June 30, 2014

At June 30, 2014, cash totaling $47,575 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P500 EMINI	11	USD	1,073,820	09/2014	13,228	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
5

Columbia Variable Portfolio — Asset Allocation Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares*	1,933,498	79	(1,793,044)	(140,533)	—	—	—	—
Columbia Absolute Return Multi-Strategy Fund, Class I Shares	2,830,451	57,730	(29,465)	(620)	2,858,096	—	—	2,819,829
Columbia Contrarian Core Fund, Class I Shares	7,150,763	8,421,136	(1,397,623)	33,249	14,207,525	—	—	17,884,041
Columbia Convertible Securities Fund, Class I Shares	2,358,696	56,892	(353,995)	59,898	2,121,491	23,423	33,301	2,823,935
Columbia Corporate Income Fund, Class I Shares	8,427,978	184,517	(547,721)	(7,134)	8,057,640	—	134,679	8,481,775
Columbia Emerging Markets Bond Fund, Class I Shares	1,934,432	51,622	(163,818)	(4,295)	1,817,941	—	45,510	1,882,509
Columbia Emerging Markets Fund, Class I Shares*	4,688,604	2,085	(4,689,977)	(712)	—	—	—	—
Columbia Greater China Fund, Class I Shares*	1,144,383	6	(950,627)	(193,762)	—	—	—	—
Columbia Income Opportunities Fund, Class I Shares	4,144,597	109,697	(250,522)	1,969	4,005,741	—	108,137	4,250,828
Columbia International Bond Fund, Class I Shares*	1,921,886	28	(1,875,207)	(46,707)	—	—	—	—
Columbia Large Cap Growth Fund, Class I Shares*	3,363,573	—	(4,898,817)	1,535,244	—	—	—	—
Columbia Large Core Quantitative Fund, Class I Shares	6,891,634	8,473,468	(1,462,400)	34,530	13,937,232	—	—	17,883,474
Columbia Large Growth Quantitative Fund, Class I Shares	3,774,357	495	(409,720)	10,935	3,376,067	—	—	3,765,134
Columbia Large Value Quantitative Fund, Class I Shares	1,530,530	152	(221,856)	28,123	1,336,949	—	—	1,882,518
Columbia Limited Duration Credit Fund, Class I Shares	2,869,367	55,613	(113,064)	(669)	2,811,247	—	27,498	2,815,951
Columbia Mid Cap Growth Fund, Class I Shares	3,372,459	96,456	(1,836,985)	421,463	2,053,393	—	—	2,823,991
Columbia Mid Cap Value Fund, Class I Shares	3,174,079	225,968	(1,945,429)	520,530	1,975,148	217,609	8,021	2,824,079
Columbia Overseas Value Fund, Class I Shares	1,681,657	23,516	(153,586)	16,656	1,568,243	—	8,464	1,929,737
Columbia Select Large Cap Growth Fund, Class I Shares	3,311,763	424,914	(343,876)	16,820	3,409,621	274,744	—	3,294,565
Columbia Select Large-Cap Value Fund, Class I Shares	3,050,669	1,949	(359,179)	23,189	2,716,628	—	—	3,288,169
Columbia Short-Term Cash Fund	1,857,479	594,178	(1,453,832)	—	997,825	—	557	997,825
Columbia Small Cap Growth Fund I, Class I Shares*	2,596,081	—	(2,974,001)	377,920	—	—	—	—
Columbia Small Cap Value Fund I, Class I Shares*	826,413	—	(973,817)	147,404	—	—	—	—
Columbia Small Cap Value Fund II, Class I Shares*	1,507,259	—	(1,949,902)	442,643	—	—	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
6

Columbia Variable Portfolio — Asset Allocation Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia U.S. Government Mortgage Fund, Class I Shares	6,730,551	159,358	(299,144)	(19,119)	6,571,646	—	107,411	6,605,153
Columbia U.S. Treasury Index Fund, Class I Shares	1,403,892	6,887,857	(408,824)	(6,693)	7,876,232	—	46,884	7,936,447
Total	84,477,051	25,827,716	(31,856,431)	3,250,329	81,698,665	515,776	520,462	94,189,960

*Issuer was not an affiliate for the entire period ended June 30, 2014.

(b)  Non-income producing.

(c)  The rate shown is the seven-day current annualized yield at June 30, 2014.

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
7

Columbia Variable Portfolio — Asset Allocation Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at June 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds
Equity Funds	55,575,708	—	—	55,575,708
Fixed-Income Funds	34,796,598	—	—	34,796,598
Alternative Investment Funds	2,819,829	—	—	2,819,829
Money Market Funds	997,825	—	—	997,825
Total Mutual Funds	94,189,960	—	—	94,189,960
Investments in Securities	94,189,960	—	—	94,189,960
Derivatives
Assets
Futures Contracts	13,228	—	—	13,228
Total	94,203,188	—	—	94,203,188

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
8

Columbia Variable Portfolio — Asset Allocation Fund

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments, at value
Affiliated issuers (identified cost $81,698,665)	$94,189,960
Margin deposits	47,575
Receivable for:
Investments sold	136,257
Capital shares sold	72
Dividends	68,398
Reclaims	1,112
Variation margin	220
Expense reimbursement due from Investment Manager	377
Trustees' deferred compensation plan	40,216
Total assets	94,484,187
Liabilities
Disbursements in excess of cash	31,256
Payable for:
Investments purchased	68,335
Capital shares purchased	147,590
Investment management fees	46
Distribution and/or service fees	347
Transfer agent fees	465
Administration fees	155
Compensation of board members	22,730
Chief compliance officer expenses	14
Other expenses	29,763
Trustees' deferred compensation plan	40,216
Total liabilities	340,917
Net assets applicable to outstanding capital stock	$94,143,270
Represented by
Paid-in capital	$73,388,200
Undistributed net investment income	2,632,201
Accumulated net realized gain	5,618,292
Unrealized appreciation (depreciation) on:
Investments — affiliated issuers	12,491,295
Foreign currency translations	54
Futures contracts	13,228
Total — representing net assets applicable to outstanding capital stock	$94,143,270

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
9

Columbia Variable Portfolio — Asset Allocation Fund

Statement of Assets and Liabilities (continued)

June 30, 2014 (Unaudited)

Class 1
Net assets	$77,280,343
Shares outstanding	4,868,151
Net asset value per share	$15.87
Class 2
Net assets	$16,862,927
Shares outstanding	1,071,526
Net asset value per share	$15.74

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
10

Columbia Variable Portfolio — Asset Allocation Fund

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Net investment income
Income:
Dividends — affiliated issuers	$520,462
Interest	20
Total income	520,482
Expenses:
Investment management fees	3,500
Distribution and/or service fees
Class 2	21,428
Transfer agent fees
Class 1	22,928
Class 2	5,143
Administration fees	9,357
Compensation of board members	12,729
Custodian fees	9,689
Printing and postage fees	13,345
Professional fees	9,062
Chief compliance officer expenses	26
Other	1,306
Total expenses	108,513
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(22,746)
Total net expenses	85,767
Net investment income	434,715
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	236
Investments — affiliated issuers	3,250,329
Capital gain distributions from underlying affiliated funds	515,776
Futures contracts	95,534
Net realized gain	3,861,875
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	727,266
Foreign currency translations	(1)
Futures contracts	(26,730)
Net change in unrealized appreciation (depreciation)	700,535
Net realized and unrealized gain	4,562,410
Net increase in net assets resulting from operations	$4,997,125

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
11

Columbia Variable Portfolio — Asset Allocation Fund

Statement of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations
Net investment income	$434,715	$1,558,689
Net realized gain	3,861,875	7,005,839
Net change in unrealized appreciation (depreciation)	700,535	7,440,832
Net increase in net assets resulting from operations	4,997,125	16,005,360
Distributions to shareholders
Net investment income
Class 1	—	(1,860,222)
Class 2	—	(390,306)
Total distributions to shareholders	—	(2,250,528)
Increase (decrease) in net assets from capital stock activity	(7,075,245)	(13,485,359)
Total increase (decrease) in net assets	(2,078,120)	269,473
Net assets at beginning of period	96,221,390	95,951,917
Net assets at end of period	$94,143,270	$96,221,390
Undistributed net investment income	$2,632,201	$2,197,486

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Asset Allocation Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	47,667	730,985	62,903	892,661
Distributions reinvested	—	—	132,778	1,860,222
Redemptions	(388,351)	(5,947,218)	(963,128)	(13,534,601)
Net decrease	(340,684)	(5,216,233)	(767,447)	(10,781,718)
Class 2 shares
Subscriptions	2,007	30,348	24,470	340,167
Distributions reinvested	—	—	28,039	390,306
Redemptions	(124,237)	(1,889,360)	(246,225)	(3,434,114)
Net decrease	(122,230)	(1,859,012)	(193,716)	(2,703,641)
Total net decrease	(462,914)	(7,075,245)	(961,163)	(13,485,359)

The accompanying Notes to Financial Statements are an integral part of this statement.

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13

Columbia Variable Portfolio — Asset Allocation Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Six Months Ended June 30, 2014		Year Ended December 31,
Class 1	(Unaudited)		2013	2012	2011	2010		2009
Per share data
Net asset value, beginning of period	$15.05		$13.05	$11.81	$12.22	$11.08		$9.32
Income from investment operations:
Net investment income	0.07		0.24	0.25	0.24	0.26		0.25
Net realized and unrealized gain (loss)	0.75		2.11	1.27	(0.33)	1.19		1.93
Total from investment operations	0.82		2.35	1.52	(0.09)	1.45		2.18
Less distributions to shareholders:
Net investment income	—		(0.35)	(0.28)	(0.32)	(0.31)		(0.42)
Total distributions to shareholders	—		(0.35)	(0.28)	(0.32)	(0.31)		(0.42)
Net asset value, end of period	$15.87		$15.05	$13.05	$11.81	$12.22		$11.08
Total return	5.45%		18.17%	13.03%	(0.85%)	13.43%		24.00	%(a)
Ratios to average net assets(b)
Total gross expenses	0.19	%(c)	0.19%	0.24%	0.40%	0.97%		1.00%
Total net expenses(d)	0.14	%(c)	0.15%	0.16%	0.13%	0.68	%(e)	0.80	%(e)
Net investment income	0.98	%(c)	1.67%	1.99%	1.93%	2.27%		2.48%
Supplemental data
Net assets, end of period (in thousands)	$77,280		$78,390	$77,976	$81,002	$95,031		$97,435
Portfolio turnover	27%		15%	51%	89%	234	%(f)	103%

Notes to Financial Highlights

(a)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Effective October 22, 2010, the Fund transitioned to a fund-of-funds structure. If the Fund had not transitioned, portfolio turnover would have been lower.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Asset Allocation Fund

Financial Highlights (continued)

	Six Months Ended June 30, 2014		Year Ended December 31,
Class 2	(Unaudited)		2013	2012	2011	2010		2009
Per share data
Net asset value, beginning of period	$14.94		$12.96	$11.73	$12.15	$11.02		$9.27
Income from investment operations:
Net investment income	0.05		0.20	0.22	0.20	0.24		0.23
Net realized and unrealized gain (loss)	0.75		2.09	1.26	(0.32)	1.18		1.92
Total from investment operations	0.80		2.29	1.48	(0.12)	1.42		2.15
Less distributions to shareholders:
Net investment income	—		(0.31)	(0.25)	(0.30)	(0.29)		(0.40)
Total distributions to shareholders	—		(0.31)	(0.25)	(0.30)	(0.29)		(0.40)
Net asset value, end of period	$15.74		$14.94	$12.96	$11.73	$12.15		$11.02
Total return	5.35%		17.88%	12.76%	(1.09%)	13.26%		23.79	%(a)
Ratios to average net assets(b)
Total gross expenses	0.44	%(c)	0.44%	0.49%	0.68%	1.22%		1.25%
Total net expenses(d)	0.39	%(c)	0.40%	0.41%	0.38%	0.85	%(e)	0.95	%(e)
Net investment income	0.72	%(c)	1.42%	1.72%	1.66%	2.10%		2.34%
Supplemental data
Net assets, end of period (in thousands)	$16,863		$17,832	$17,976	$20,036	$25,624		$27,677
Portfolio turnover	27%		15%	51%	89%	234	%(f)	103%

Notes to Financial Highlights

(a)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Effective October 22, 2010, the Fund transitioned to a fund-of-funds structure. If the Fund had not transitioned, portfolio turnover would have been lower.

The accompanying Notes to Financial Statements are an integral part of this statement.

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15

Columbia Variable Portfolio — Asset Allocation Fund

Notes to Financial Statements

June 30, 2014 (Unaudited)

Note 1. Organization

Columbia Variable Portfolio — Asset Allocation Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds", investing significantly in funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates (Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund

Semiannual Report 2014
16

Columbia Variable Portfolio — Asset Allocation Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the

Semiannual Report 2014
17

Columbia Variable Portfolio — Asset Allocation Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at June 30, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	13,228	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the period ended June 30, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	95,534
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(26,730)

The following table is a summary of the average outstanding volume by derivative instrument for the period ended June 30, 2014.

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Long	1,049,675

*Based on ending quarterly outstanding amounts for the period ended June 30, 2014.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily

Semiannual Report 2014
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Columbia Variable Portfolio — Asset Allocation Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is a blend of (i) 0.55% on all assets invested in securities (other than third-party advised mutual funds and Columbia Funds that pay an investment management fee), including other Columbia Funds that do not pay an investment management fee, ETFs, derivatives and individual securities and (ii) 0.10% on assets invested in non-exchange traded, third party advised mutual funds. The annualized effective investment management fee rate for the six months ended June 30, 2014 was 0.008% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds (also referred to as "acquired funds") in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.02% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets

Semiannual Report 2014
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Columbia Variable Portfolio — Asset Allocation Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.13%	0.13%
Class 2	0.38	0.38

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. The Fund's investment management fee is also excluded from the waiver/reimbursement commitment and is therefore paid by the Fund.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At June 30, 2014, the cost of investments for federal income tax purposes was approximately $81,699,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$12,644,000
Unrealized depreciation	(153,000)
Net unrealized appreciation	$12,491,000

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, aggregated to $25,233,538 and $30,848,720, respectively, for the six months ended June 30, 2014. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At June 30, 2014, two unaffiliated shareholders of record owned 77.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of

Semiannual Report 2014
20

Columbia Variable Portfolio — Asset Allocation Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the six months ended June 30, 2014.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Semiannual Report 2014
21

Columbia Variable Portfolio — Asset Allocation Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Variable Portfolio—Asset Allocation Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4, 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's voluntary agreement to limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined by the independent third-party data provider). This agreement may be terminated at any time by the Investment Manager in its sole discretion;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

Semiannual Report 2014
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Columbia Variable Portfolio — Asset Allocation Fund

Board Consideration and Approval of Advisory Agreement (continued)

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2013, the Fund's performance was in the 18th , 35th and 30th percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the 1st and 2nd quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

Seminnual Report 2014
23

Columbia Variable Portfolio — Asset Allocation Fund

Board Consideration and Approval of Advisory Agreement (continued)

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates from their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of

Seminnual Report 2014
24

Columbia Variable Portfolio — Asset Allocation Fund

Board Consideration and Approval of Advisory Agreement (continued)

brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

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Columbia Variable Portfolio — Asset Allocation Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2014
29

Columbia Variable Portfolio — Asset Allocation Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1475 E (8/14)

Semiannual Report

June 30, 2014

Columbia Variable Portfolio — Select Large Cap
Growth Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Select Large Cap Growth Fund

Performance Overview	2
Portfolio Overview	3
Understanding Your Fund's Expenses	4
Portfolio of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	14
Board Consideration and Approval of Advisory Agreement	19
Important Information About This Report	25

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Columbia Variable Portfolio — Select Large Cap Growth Fund

Performance Overview

(Unaudited)

Performance Summary

>  Columbia Variable Portfolio — Select Large Cap Growth Fund (the Fund) Class 2 shares returned 1.25% for the six-month period that ended June 30, 2014.

>  The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 6.31% for the same time period.

Average Annual Total Returns (%) (for period ended June 30, 2014)

	Inception	6 Months cumulative	1 Year	5 Years	Life
Class 1	09/02/08	1.42	31.67	19.93	11.07
Class 2	09/02/08	1.25	31.37	19.61	10.79
Russell 1000 Growth Index		6.31	26.92	19.24	11.20

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Semiannual Report 2014
2

Columbia Variable Portfolio — Select Large Cap Growth Fund

Portfolio Overview

(Unaudited)

Top Ten Holdings (%) (at June 30, 2014)
Priceline Group, Inc. (The)	4.4
Fastenal Co.	4.3
Amazon.com, Inc.	4.2
Salesforce.com, Inc.	3.9
Facebook, Inc., Class A	3.9
Monsanto Co.	3.8
LinkedIn Corp., Class A	3.7
Visa, Inc., Class A	3.6
Michael Kors Holdings Ltd.	3.5
Illumina, Inc.	3.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at June 30, 2014)
Common Stocks	95.6
Consumer Discretionary	20.3
Energy	5.6
Health Care	24.0
Industrials	6.7
Information Technology	35.3
Materials	3.7
Money Market Funds	4.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Portfolio Management

Thomas Galvin, CFA

Richard Carter

Todd Herget

Semiannual Report 2014
3

Columbia Variable Portfolio — Select Large Cap Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

January 1, 2014 – June 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,014.20	1,020.88	3.95	3.96	0.79
Class 2	1,000.00	1,000.00	1,012.50	1,019.69	5.14	5.16	1.03

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Semiannual Report 2014
4

Columbia Variable Portfolio — Select Large Cap Growth Fund

Portfolio of Investments

June 30, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common Stocks 96.2%

Issuer	Shares	Value ($)
Consumer Discretionary 20.5%
Automobiles 2.9%
Tesla Motors, Inc.(a)	23,705	5,690,622
Internet & Catalog Retail 8.4%
Amazon.com, Inc.(a)	24,563	7,977,571
Priceline Group, Inc. (The)(a)	6,949	8,359,647
Total		16,337,218
Media 2.7%
Discovery Communications, Inc., Class A(a)	71,481	5,309,609
Specialty Retail 3.1%
TJX Companies, Inc. (The)	113,832	6,050,171
Textiles, Apparel & Luxury Goods 3.4%
Michael Kors Holdings Ltd.(a)	75,416	6,685,628
Total Consumer Discretionary		40,073,248
Energy 5.7%
Energy Equipment & Services 2.8%
FMC Technologies, Inc.(a)	91,129	5,565,248
Oil, Gas & Consumable Fuels 2.9%
Cabot Oil & Gas Corp.	163,110	5,568,576
Total Energy		11,133,824
Health Care 24.1%
Biotechnology 17.6%
Alexion Pharmaceuticals, Inc.(a)	34,986	5,466,563
Biogen Idec, Inc.(a)	20,448	6,447,459
Celgene Corp.(a)	76,832	6,598,332
Gilead Sciences, Inc.(a)	65,976	5,470,070
Pharmacyclics, Inc.(a)	52,189	4,681,875
Vertex Pharmaceuticals, Inc.(a)	62,397	5,907,748
Total		34,572,047
Life Sciences Tools & Services 3.4%
Illumina, Inc.(a)	37,085	6,621,156
Pharmaceuticals 3.1%
Bristol-Myers Squibb Co.	126,340	6,128,753
Total Health Care		47,321,956

Common Stocks (continued)

Issuer	Shares	Value ($)
Industrials 6.8%
Aerospace & Defense 2.7%
Precision Castparts Corp.	20,538	5,183,791
Trading Companies & Distributors 4.1%
Fastenal Co.	162,752	8,054,597
Total Industrials		13,238,388
Information Technology 35.5%
Internet Software & Services 14.1%
Baidu, Inc., ADR(a)	34,528	6,450,176
Facebook, Inc., Class A(a)	108,391	7,293,630
Google, Inc., Class A(a)	5,899	3,448,968
Google, Inc., Class C(a)	5,899	3,393,577
LinkedIn Corp., Class A(a)	41,098	7,047,074
Total		27,633,425
IT Services 6.5%
Cognizant Technology Solutions Corp., Class A(a)	122,900	6,011,039
Visa, Inc., Class A	31,825	6,705,846
Total		12,716,885
Semiconductors & Semiconductor Equipment 2.8%
ARM Holdings PLC, ADR	121,858	5,512,856
Software 12.1%
Red Hat, Inc.(a)	105,584	5,835,628
Salesforce.com, Inc.(a)	128,182	7,444,811
Splunk, Inc.(a)	84,255	4,661,829
VMware, Inc., Class A(a)	59,950	5,803,759
Total		23,746,027
Total Information Technology		69,609,193
Materials 3.6%
Chemicals 3.6%
Monsanto Co.	57,215	7,136,999
Total Materials		7,136,999
Total Common Stocks (Cost: $167,230,210)		188,513,608

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
5

Columbia Variable Portfolio — Select Large Cap Growth Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Money Market Funds 4.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.095%(b)(c)	8,697,599	8,697,599
Total Money Market Funds (Cost: $8,697,599)		8,697,599
Total Investments (Cost: $175,927,809)		197,211,207
Other Assets & Liabilities, Net		(1,239,091)
Net Assets		195,972,116

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at June 30, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	5,666,191	75,780,409	(72,749,001)	8,697,599	3,083	8,697,599

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Select Large Cap Growth Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at June 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	40,073,248	—	—	40,073,248
Energy	11,133,824	—	—	11,133,824
Health Care	47,321,956	—	—	47,321,956
Industrials	13,238,388	—	—	13,238,388
Information Technology	69,609,193	—	—	69,609,193
Materials	7,136,999	—	—	7,136,999
Total Equity Securities	188,513,608	—	—	188,513,608
Mutual Funds
Money Market Funds	8,697,599	—	—	8,697,599
Total Mutual Funds	8,697,599	—	—	8,697,599
Total	197,211,207	—	—	197,211,207

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Select Large Cap Growth Fund

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments, at value
Unaffiliated issuers (identified cost $167,230,210)	$188,513,608
Affiliated issuers (identified cost $8,697,599)	8,697,599
Total investments (identified cost $175,927,809)	197,211,207
Receivable for:
Capital shares sold	7,600
Dividends	690
Expense reimbursement due from Investment Manager	14,108
Trustees' deferred compensation plan	13,986
Total assets	197,247,591
Liabilities
Payable for:
Investments purchased	1,108,422
Investment management fees	114,026
Distribution and/or service fees	10
Transfer agent fees	9,636
Administration fees	9,636
Chief compliance officer expenses	11
Other expenses	19,748
Trustees' deferred compensation plan	13,986
Total liabilities	1,275,475
Net assets applicable to outstanding capital stock	$195,972,116
Represented by
Paid-in capital	$167,996,846
Excess of distributions over net investment income	(414,967)
Accumulated net realized gain	7,106,839
Unrealized appreciation (depreciation) on:
Investments	21,283,398
Total — representing net assets applicable to outstanding capital stock	$195,972,116
Class 1
Net assets	$195,925,728
Shares outstanding	11,414,573
Net asset value per share	$17.16
Class 2
Net assets	$46,388
Shares outstanding	2,734
Net asset value per share(a)	$16.96

(a) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Select Large Cap Growth Fund

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Net investment income
Income:
Dividends — unaffiliated issuers	$217,693
Dividends — affiliated issuers	3,083
Total income	220,776
Expenses:
Investment management fees	560,228
Distribution and/or service fees
Class 2	2,430
Transfer agent fees
Class 1	46,759
Class 2	583
Administration fees	47,342
Compensation of board members	12,149
Custodian fees	3,383
Printing and postage fees	7,359
Professional fees	11,277
Chief compliance officer expenses	33
Other	3,131
Total expenses	694,674
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(70,164)
Total net expenses	624,510
Net investment loss	(403,734)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	5,989,777
Net realized gain	5,989,777
Net change in unrealized appreciation (depreciation) on:
Investments	(1,857,241)
Net change in unrealized appreciation (depreciation)	(1,857,241)
Net realized and unrealized gain	4,132,536
Net increase in net assets resulting from operations	$3,728,802

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Select Large Cap Growth Fund

Statement of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations
Net investment loss	$(403,734)	$(299,532)
Net realized gain	5,989,777	4,559,826
Net change in unrealized appreciation (depreciation)	(1,857,241)	20,587,034
Net increase in net assets resulting from operations	3,728,802	24,847,328
Distributions to shareholders
Net realized gains
Class 1	—	(2,818,665)
Class 2	—	(94,608)
Total distributions to shareholders	—	(2,913,273)
Increase (decrease) in net assets from capital stock activity	66,344,097	66,413,518
Total increase in net assets	70,072,899	88,347,573
Net assets at beginning of period	125,899,217	37,551,644
Net assets at end of period	$195,972,116	$125,899,217
Excess of distributions over net investment income	$(414,967)	$(11,233)

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Select Large Cap Growth Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	4,491,267	75,469,887	4,195,438	63,813,512
Distributions reinvested	—	—	167,379	2,818,665
Redemptions	(260,006)	(4,626,866)	(21,746)	(313,267)
Net increase	4,231,261	70,843,021	4,341,071	66,318,910
Class 2 shares
Distributions reinvested	—	—	5,679	94,608
Redemptions	(255,537)	(4,498,924)	—	—
Net increase (decrease)	(255,537)	(4,498,924)	5,679	94,608
Total net increase	3,975,724	66,344,097	4,346,750	66,413,518

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Select Large Cap Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Six Months Ended June 30, 2014		Year Ended December 31,
Class 1	(Unaudited)		2013	2012	2011		2010		2009
Per share data
Net asset value, beginning of period	$16.92		$12.14	$10.48	$11.24		$9.00		$6.13
Income from investment operations:
Net investment income (loss)	(0.04)		(0.06)	0.05	(0.05)		(0.05)		(0.01)
Net realized and unrealized gain (loss)	0.28		5.25	1.64	(0.24)		2.29		2.88
Total from investment operations	0.24		5.19	1.69	(0.29)		2.24		2.87
Less distributions to shareholders:
Net investment income	—		—	(0.01)	—		—		(0.00	)(a)
Net realized gains	—		(0.41)	(0.02)	(0.47)		—		—
Total distributions to shareholders	—		(0.41)	(0.03)	(0.47)		—		(0.00	)(a)
Net asset value, end of period	$17.16		$16.92	$12.14	$10.48		$11.24		$9.00
Total return	1.42%		42.77%	16.18%	(2.54%)		24.89%		46.87%
Ratios to average net assets(b)
Total gross expenses	0.88	%(c)	0.93%	1.24%	2.56%		3.54%		4.56%
Total net expenses(d)	0.79	%(c)	0.79%	0.80%	0.86	%(e)	0.85	%(e)	0.85	%(e)
Net investment income (loss)	(0.51	%)(c)	(0.44%)	0.44%	(0.42%)		(0.40%)		(0.15%)
Supplemental data
Net assets, end of period (in thousands)	$195,926		$121,574	$34,514	$2,645		$2,715		$2,252
Portfolio turnover	27%		44%	31%	75%		87%		46%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Select Large Cap Growth Fund

Financial Highlights (continued)

	Six Months Ended June 30, 2014		Year Ended December 31,
Class 2	(Unaudited)		2013	2012	2011		2010		2009
Per share data
Net asset value, beginning of period	$16.75		$12.03	$10.39	$11.18		$8.97		$6.13
Income from investment operations:
Net investment loss	(0.07)		(0.10)	(0.04)	(0.08)		(0.07)		(0.03)
Net realized and unrealized gain (loss)	0.28		5.19	1.70	(0.24)		2.28		2.87
Total from investment operations	0.21		5.09	1.66	(0.32)		2.21		2.84
Less distributions to shareholders:
Net investment income	—		—	—	—		—		(0.00	)(a)
Net realized gains	—		(0.37)	(0.02)	(0.47)		—		—
Total distributions to shareholders	—		(0.37)	(0.02)	(0.47)		—		(0.00	)(a)
Net asset value, end of period	$16.96		$16.75	$12.03	$10.39		$11.18		$8.97
Total return	1.25%		42.37%	15.96%	(2.82%)		24.64%		46.35%
Ratios to average net assets(b)
Total gross expenses	1.11	%(c)	1.18%	1.87%	2.81%		3.79%		4.81%
Total net expenses(d)	1.03	%(c)	1.04%	1.06%	1.11	%(e)	1.10	%(e)	1.10	%(e)
Net investment loss	(0.79	%)(c)	(0.68%)	(0.34%)	(0.67%)		(0.65%)		(0.40%)
Supplemental data
Net assets, end of period (in thousands)	$46		$4,326	$3,038	$2,620		$2,696		$2,244
Portfolio turnover	27%		44%	31%	75%		87%		46%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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13

Columbia Variable Portfolio — Select Large Cap Growth Fund

Notes to Financial Statements

June 30, 2014 (Unaudited)

Note 1. Organization

Columbia Variable Portfolio — Select Large Cap Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific

Semiannual Report 2014
14

Columbia Variable Portfolio — Select Large Cap Growth Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at the net asset value as of the ex-dividend date of distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The annualized effective investment management fee rate for the six months ended June 30, 2014 was 0.71% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The annualized effective administration fee rate for the six months ended June 30, 2014 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

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Columbia Variable Portfolio — Select Large Cap Growth Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.79%	0.79%
Class 2	1.04	1.04

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At June 30, 2014, the cost of investments for federal income tax purposes was approximately $175,928,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$24,544,000
Unrealized depreciation	(3,261,000)
Net unrealized appreciation	$21,283,000

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $101,407,856 and $41,896,710, respectively, for the six months ended June 30, 2014. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Semiannual Report 2014
16

Columbia Variable Portfolio — Select Large Cap Growth Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Note 7. Shareholder Concentration

At June 30, 2014 affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the six months ended June 30, 2014.

Note 9. Significant Risks

Consumer Discretionary Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

Health Care Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities.

Semiannual Report 2014
17

Columbia Variable Portfolio — Select Large Cap Growth Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Semiannual Report 2014
18

Columbia Variable Portfolio — Select Large Cap Growth Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Variable Portfolio — Select Large Cap Growth Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4, 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's voluntary agreement to limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined by the independent third-party data provider). This agreement may be terminated at any time by the Investment Manager in its sole discretion;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Semiannual Report 2014
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Columbia Variable Portfolio — Select Large Cap Growth Fund

Board Consideration and Approval of Advisory Agreement (continued)

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2013, performance was in the fourth, twenty-third and third percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the first and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

Semiannual Report 2014
20

Columbia Variable Portfolio — Select Large Cap Growth Fund

Board Consideration and Approval of Advisory Agreement (continued)

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates from their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of

Semiannual Report 2014
21

Columbia Variable Portfolio — Select Large Cap Growth Fund

Board Consideration and Approval of Advisory Agreement (continued)

brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

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24

Columbia Variable Portfolio — Select Large Cap Growth Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2014
25

Columbia Variable Portfolio — Select Large Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1530 E (8/14)

Semiannual Report

June 30, 2014

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Portfolio Overview	2
Understanding Your Fund's Expenses	3
Portfolio of Investments	4
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	11
Notes to Financial Statements	12
Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement	16
Important Information About This Report	21

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Portfolio Overview

(Unaudited)

Portfolio Breakdown (%) (at June 30, 2014)
Alternative Investment Funds	3.0
Equity Funds	3.0
U.S. Large Cap	3.0
Fixed-Income Funds	94.0
Emerging Markets	13.0
Floating Rate	2.5
High Yield	26.5
Investment Grade	52.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

Kent Bergene

Dan Boncarosky, CFA

Semiannual Report 2014
2

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

January 1, 2014 – June 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)			Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual	Actual		Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,001.00	*	1,022.86	0.06	*	1.96	0.39 *	0.17	*	5.22	1.04 *

*For the period June 24, 2014 through June 30, 2014. Class 2 shares commenced operations on June 24, 2014.

Expenses paid during the period are equal to the Fund's annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Semiannual Report 2014
3

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Portfolio of Investments

June 30, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Equity Funds 3.1%

	Shares	Value ($)
U.S. Large Cap 3.1%
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	62	1,224
Total Equity Funds (Cost: $1,219)		1,224

Fixed-Income Funds 95.5%

Emerging Markets 13.2%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	534	5,301
Floating Rate 2.5%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	106	1,016
High Yield 26.9%
Columbia Variable Portfolio — High Yield Bond Fund, Class 1(a)	1,432	10,751
Investment Grade 52.9%
Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	242	2,445
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	1,071	10,983

Fixed-Income Funds (continued)

	Shares	Value ($)
Variable Portfolio — TCW Core Plus Bond Fund, Class 1(a)	356	3,669
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1(a)	401	4,069
Total		21,166
Total Fixed-Income Funds (Cost: $38,818)		38,234
Alternative Investment Funds 3.0%
Columbia Variable Portfolio — Multi-Strategy Alternatives Fund, Class 1(a)(b)	65	609
Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1(a)	65	612
Total Alternative Investment Funds (Cost: $1,267)		1,221
Total Investments (Cost: $41,304)		40,679
Other Assets & Liabilities, Net		(629)
Net Assets		40,050

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Diversified Bond Fund, Class 1	—	2,514	—	—	2,514	11	65	2,445
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	—	1,219	—	—	1,219	—	—	1,224
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1	—	5,332	—	—	5,332	27	24	5,301
Columbia Variable Portfolio — High Yield Bond Fund, Class 1	—	10,766	—	—	10,766	—	—	10,751
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	—	11,378	—	—	11,378	208	201	10,983
Columbia Variable Portfolio — Multi-Strategy Alternatives Fund, Class 1	—	609	—	—	609	—	—	609
Variable Portfolio — AQR Managed Futures Strategy Fund, Class 1	—	658	—	—	658	39	10	612

The accompanying Notes to Financial Statements are an intregal part of this statement.

Semiannual Report 2014
4

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	—	1,068	—	—	1,068	9	44	1,016
Variable Portfolio — TCW Core Plus Bond Fund, Class 1	—	3,679	—	—	3,679	—	23	3,669
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	—	4,081	—	—	4,081	—	18	4,069
Total	—	41,304	—	—	41,304	294	385	40,679

(b)  Non-income producing.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an intregal part of this statement.

Semiannual Report 2014
5

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at June 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds
Equity Funds	1,224	—	—	1,224
Fixed-Income Funds	38,234	—	—	38,234
Alternative Investment Funds	1,221	—	—	1,221
Total	40,679	—	—	40,679

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an intregal part of this statement.

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Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments, at value
Affiliated issuers (identified cost $41,304)	$40,679
Cash	625
Receivable for:
Expense reimbursement due from Investment Manager	626
Total assets	41,930
Liabilities
Payable for:
Investments purchased	625
Distribution and/or service fees	1
Other expenses	1,254
Total liabilities	1,880
Net assets applicable to outstanding capital stock	$40,050
Represented by
Trust capital	$40,050
Total — representing net assets applicable to outstanding capital stock	$40,050
Class 2
Net assets	$40,050
Shares outstanding	4,000
Net asset value per share	$10.01

The accompanying Notes to Financial Statements are an integral part of this statement.

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Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)(a)

Net investment income
Income:
Dividends — affiliated issuers	385
Total income	385
Expenses:
Investment management fees	1
Distribution and/or service fees
Class 2	2
Custodian fees	359
Printing and postage fees	335
Professional fees	471
Offering costs	74
Other	14
Total expenses	1,256
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,252)
Total net expenses	4
Net investment income	381
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Capital gain distributions from underlying affiliated funds	294
Net realized gain	294
Net change in unrealized appreciation (depreciation) on:
Investments	(625)
Net change in unrealized appreciation (depreciation)	(625)
Net realized and unrealized loss	(331)
Net increase in net assets resulting from operations	$50

(a) For the period from June 24, 2014 (commencement of operations) to June 30, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Statement of Changes in Net Assets

Six Months Ended June 30, 2014(a) (Unaudited)
Operations
Net investment income	$381
Net realized gain	294
Net change in unrealized appreciation (depreciation)	(625)
Net increase in net assets resulting from operations	50
Increase (decrease) in net assets from capital stock activity	40,000
Total increase in net assets	40,050
Net assets at end of period	$40,050

(a) For the period from June 24, 2014 (commencement of operations) to June 30, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended June 30, 2014(a) (Unaudited)
	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	4,000	40,000
Net increase	4,000	40,000
Total net increase	4,000	40,000

(a) For the period from June 24, 2014 (commencement of operations) to June 30, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the period shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Class 2	Six Months Ended June 30, 2014 (Unaudited)(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.10
Net realized and unrealized loss	(0.09)
Total from investment operations	0.01
Net asset value, end of period	$10.01
Total return	0.10%
Ratios to average net assets(b)
Total gross expenses	132.32	%(c)
Total net expenses(d)	0.39	%(c)
Net investment income	58.16	%(c)
Supplemental data
Net assets, end of period (in thousands)	$40
Portfolio turnover	0%

Notes to Financial Highlights

(a)  For the period from June 24, 2014 (commencement of operations) to June 30, 2014.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Notes to Financial Statements

June 30, 2014 (Unaudited)

Note 1. Organization

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates, as well as third-party advised (unaffiliated) funds, including exchange-traded funds (ETFs) (Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds.

On June 23, 2014, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $40,000 in the Fund (4,000 shares for Class 2), which represented the initial capital for each class at $10.00 per share. Shares of the Fund were first offered to the public on June 25, 2014.

These financial statements cover the period from June 24, 2014 (commencement of operations) through June 30, 2014.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts issued by affiliated life insurance companies. You may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP)requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

All equity securities and exchange-traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

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Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes. Although the Fund is not required to make regular distribution to its shareholders, it may do so in the sole discretion of the Board. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Distributions from net investment income, if any, are made quarterly. Capital gains distributions, when available, will be made annually. All distributions are reinvested in additional shares of the applicable class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in Underlying Funds that pay an investment management fee to the Investment Manager. For the portion of assets the Fund holds in securities (other than Underlying Funds that pay an investment advisory fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay an investment advisory fee, derivatives and individual securities, the Investment Manager is paid a monthly fee that declines from 0.66% to 0.49% as assets increase. The annualized effective investment management fee rate for the period ended June 30, 2014 was 0.12% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Subadvisory Agreement

The Board has approved a Subadvisory Agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial. At June 30, 2014, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The fee paid by the Fund with respect to investments in Underlying Funds that pay an investment management fee to the Investment Manager is 0.02% on all asset levels. The fee paid by the Fund with respect to assets invested in securities (other than underlying mutual funds that pay an investment management fee to the Administrator or its affiliates), including other funds administered by the Administrator that do not pay an administrative fee, derivatives and individual securities

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Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

declines from 0.06% to 0.03% as assets increase. The annualized effective administration fee rate for the period ended June 30, 2014 was 0.03% of the Fund's average daily net assets.

Offering Costs

Offering costs were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets on assets invested in securities (other than underlying mutual funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the period ended June 30, 2014, the Fund's annualized effective transfer agent fee rate as a percentage of average daily net assets of Class 2 was 0.01%.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of

Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through June 25, 2015, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, including indirect expenses of Underlying Funds and after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rate of 1.04% of Class 2 average daily net assets. This agreement may be modified or amended only with approval from all parties.

Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives but including mortgage dollar rolls, aggregated to $41,304 and $0, respectively, for the six months ended June 30, 2014. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At June 30, 2014, affiliated shareholders of record owned 100% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by

Semiannual Report 2014
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Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

Effective July 31, 2014, the Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the six months ended June 30, 2014.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the

SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement

On March 5, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") and the Subadvisory Agreement (the "Subadvisory Agreement") between the Investment Manager and Threadneedle International Limited (the "Subadviser") with respect to Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the Advisory Agreement and the Subadvisory Agreement (collectively, the "Agreements").

In connection with their deliberations regarding the proposed Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials, as well as other materials provided by the Investment Manager in connection with its most recent and its upcoming annual approval of the continuation of the advisory agreements with respect to other series of the Trust, with representatives of the Investment Manager at the Committee meeting held on March 4, 2014, and at the Board meeting held on March 5, 2014. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On March 5, 2014, the Board, including the Independent Trustees, voting separately, approved the Agreements for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the Agreements for the Fund included the following:

•  Information regarding the reputation, financial strength, regulatory history and resources of the Investment Manager and the Subadviser, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the Fund;

•  Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services, including an assessment of the Investment Manager's and the Subadviser's compliance system by the Fund's Chief Compliance Officer;

•  The terms and conditions of the Agreements;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through June 25, 2015 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed an annual rate of 1.04%;

•  Descriptions of various functions performed by the Investment Manager and the Subadviser under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager; and

•  Information regarding the investment management fees and other expenses of the Fund relative to those of comparable funds determined by the independent third-party data provider to be in the same peer group or universe of funds.

Nature, Extent and Quality of Services to be Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services to be provided to the Fund by the Investment Manager and the Subadviser and the Investment Manager's affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the similar type of services currently

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Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement (continued)

provided by the Investment Manager to other funds in the fund complex, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and the Subadviser and the Investment Manager's affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadviser, which included consideration of the Investment Manager's and the Subadviser's experience with similarly structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. The Committee and the Board also noted that the Board had approved the Subadviser's code of ethics and compliance program, and that the Chief Compliance Officer of the Funds monitors the code of ethics and compliance program.

After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Agreements supported the approval of the Agreements.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Agreements as well as the total expenses expected to be incurred by the Fund. In assessing the reasonableness of the proposed fees under the Agreements, the Committee and the Board considered, among other information, the Fund's proposed advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Board also took into account the proposed fee waiver and expense limitation arrangements that the Investment Manager and Subadviser would observe during the Fund's first year, and the advisory fees and total expense ratios of comparable funds identified by the independent third-party data provider for purposes of expense comparison.

After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the advisory fee rates and expenses of the Fund supported the approval of the Agreements.

Costs of Services to be Provided and Profitability

The Committee and the Board considered information provided by the Investment Manager with respect to estimated costs of services and profitability, and expected to consider the costs of services and the profitability of the Investment Manager and its affiliates in connection with the Committee's and the Board's next review and consideration of the continuation of the Agreements. The Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the expected expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition.

After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the anticipated costs of services to be provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Agreements.

Investment Performance

Because the Fund had not yet commenced operations, the Committee and the Board did not have investment performance to compare to the returns of a group of comparable mutual funds. However, the Committee and the Board expected to consider, in connection with their next review and consideration of the continuation of the Agreements, the investment performance of the Fund in relation to the annualized return for various time periods of both a group of comparable funds, as determined by the independent third party data provider, and a benchmark.

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Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement (continued)

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the performance of the Investment Manager and the Subadviser supported approval of the Agreements.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Fund through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

After reviewing these and related factors, the Board concluded, within the context of its overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Agreements.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits to be received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions to be generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board also considered the tax benefits provided to affiliates of the Investment Manager as a result of the election by certain funds to be taxed as partnerships. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching its decision to recommend or approve the proposed Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on its evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, approved the Agreements.

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Semiannual Report 2014
20

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2014
21

Variable Portfolio — Multi-Manager Interest Rate Adaptive Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6672 A (8/14)

Semiannual Report

June 30, 2014

Variable Portfolio — Multi-Manager Diversified Income Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Variable Portfolio — Multi-Manager Diversified Income Fund

Portfolio Overview	2
Understanding Your Fund's Expenses	3
Portfolio of Investments	4
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	11
Notes to Financial Statements	12
Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement	16
Important Information About This Report	21

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Variable Portfolio — Multi-Manager Diversified Income Fund

Portfolio Overview

(Unaudited)

Portfolio Breakdown (%) (at June 30, 2014)
Equity Funds	11.0
U.S. Large Cap	11.0
Fixed-Income Funds	89.0
Emerging Markets	18.5
Floating Rate	2.5
High Yield	37.4
Investment Grade	30.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Portfolio Management

Jeffrey Knight, CFA

Anwiti Bahuguna, Ph.D.

Kent Bergene

Dan Boncarosky, CFA

Semiannual Report 2014
2

Variable Portfolio — Multi-Manager Diversified Income Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

January 1, 2014 – June 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)			Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual	Actual		Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,001.00	*	1,023.31	0.05	*	1.51	0.30 *	0.16	*	4.87	0.97 *

*For the period June 24, 2014 through June 30, 2014. Class 2 shares commenced operations on June 24, 2014.

Expenses paid during the period are equal to the Fund's annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Semiannual Report 2014
3

Variable Portfolio — Multi-Manager Diversified Income Fund

Portfolio of Investments

June 30, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Equity Funds 11.2%

	Shares	Value ($)
U.S. Large Cap 11.2%
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	83	1,632
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	25	814
Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	55	1,018
Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	70	1,020
Total		4,484
Total Equity Funds (Cost: $4,469)		4,484

Fixed-Income Funds 90.4%

Emerging Markets 18.8%
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1(a)	760	7,543
Floating Rate 2.6%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	106	1,016

Fixed-Income Funds (continued)

	Shares	Value ($)
High Yield 38.0%
Columbia Variable Portfolio — High Yield Bond Fund, Class 1(a)	1,891	14,200
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)(b)	111	1,016
Total		15,216
Investment Grade 31.0%
Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	604	6,113
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	159	1,627
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	118	1,221
Variable Portfolio — TCW Core Plus Bond Fund, Class 1(a)	336	3,465
Total		12,426
Total Fixed-Income Funds (Cost: $36,578)		36,201
Total Investments (Cost: $41,047)		40,685
Other Assets & Liabilities, Net		(629)
Net Assets		40,056

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Diversified Bond Fund, Class 1	—	6,286	—	6,286	28	164	6,113
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	—	1,625	—	1,625	—	—	1,632
Columbia Variable Portfolio — Emerging Markets Bond Fund, Class 1	—	7,588	—	7,588	38	34	7,543
Columbia Variable Portfolio — High Yield Bond Fund, Class 1	—	14,220	(2)	14,218	—	—	14,200
Columbia Variable Portfolio — Income Opportunities Fund, Class 1	—	1,015	—	1,015	—	—	1,016
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	—	813	—	813	—	—	814
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	—	1,686	—	1,686	31	30	1,627

The accompanying Notes to Financial Statements are an intregal part of this statement.

Semiannual Report 2014
4

Variable Portfolio — Multi-Manager Diversified Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	—	1,241	—	1,241	—	23	1,221
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	—	1,068	—	1,068	9	44	1,016
Variable Portfolio — NFJ Dividend Value Fund, Class 1	—	1,016	—	1,016	—	—	1,018
Variable Portfolio — Sit Dividend Growth Fund, Class 1	—	1,016	—	1,016	—	—	1,020
Variable Portfolio — TCW Core Plus Bond Fund, Class 1	—	3,475	—	3,475	—	21	3,465
Total	—	41,049	(2)	41,047	106	316	40,685

(b)  Non-income producing.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an intregal part of this statement.

Semiannual Report 2014
5

Variable Portfolio — Multi-Manager Diversified Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at June 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds
Equity Funds	4,484	—	—	4,484
Fixed-Income Funds	36,201	—	—	36,201
Total	40,685	—	—	40,685

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an intregal part of this statement.

Semiannual Report 2014
6

Variable Portfolio — Multi-Manager Diversified Income Fund

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments, at value
Affiliated issuers (identified cost $41,047)	$40,685
Receivable for:
Investments sold	2
Expense reimbursement due from Investment Manager	626
Total assets	41,313
Liabilities
Disbursements in excess of cash	2
Payable for:
Distribution and/or service fees	1
Other expenses	1,254
Total liabilities	1,257
Net assets applicable to outstanding capital stock	$40,056
Represented by
Trust capital	$40,056
Total — representing net assets applicable to outstanding capital stock	$40,056
Class 2
Net assets	$40,056
Shares outstanding	4,000
Net asset value per share	$10.01

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
7

Variable Portfolio — Multi-Manager Diversified Income Fund

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)(a)

Net investment income
Income:
Dividends — affiliated issuers	$316
Total income	316
Expenses:
Investment management fees	1
Distribution and/or service fees
Class 2	2
Custodian fees	359
Printing and postage fees	335
Professional fees	471
Offering costs	74
Other	15
Total expenses	1,257
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,253)
Total net expenses	4
Net investment income	312
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Capital gain distributions from underlying affiliated funds	106
Net realized gain	106
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	(362)
Net change in unrealized appreciation (depreciation)	(362)
Net realized and unrealized loss	(256)
Net increase in net assets resulting from operations	$56

(a) For the period from June 24, 2014 (commencement of operations) to June 30, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
8

Variable Portfolio — Multi-Manager Diversified Income Fund

Statement of Changes in Net Assets

Six Months Ended June 30, 2014(a) (Unaudited)
Operations
Net investment income	$312
Net realized gain	106
Net change in unrealized appreciation (depreciation)	(362)
Net increase in net assets resulting from operations	56
Increase (decrease) in net assets from capital stock activity	40,000
Total increase in net assets	40,056
Net assets at end of period	$40,056

(a) For the period from June 24, 2014 (commencement of operations) to June 30, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
9

Variable Portfolio — Multi-Manager Diversified Income Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended June 30, 2014(a) (Unaudited)
	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	4,000	40,000
Net increase	4,000	40,000
Total net increase	4,000	40,000

(a) For the period from June 24, 2014 (commencement of operations) to June 30, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
10

Variable Portfolio — Multi-Manager Diversified Income Fund

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the period shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Class 2	Six Months Ended June 30, 2014(a) (Unaudited)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.08
Net realized and unrealized loss	(0.07)
Total from investment operations	0.01
Net asset value, end of period	$10.01
Total return	0.10%
Ratios to average net assets(b)
Total gross expenses	132.29	%(c)
Total net expenses(d)	0.30	%(c)
Net investment income	47.66	%(c)
Supplemental data
Net assets, end of period (in thousands)	$40
Portfolio turnover	0%

Notes to Financial Highlights

(a)  For the period from June 24, 2014 (commencement of operations) to June 30, 2014.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
11

Variable Portfolio — Multi-Manager Diversified Income Fund

Notes to Financial Statements

June 30, 2014 (Unaudited)

Note 1. Organization

Variable Portfolio — Multi-Manager Diversified Income Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates, as well as third-party advised (unaffiliated) funds, including exchange-traded funds (ETFs) (Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds.

On June 23, 2014, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $40,000 in the Fund (4,000 shares for Class 2), which represented the initial capital for each class at $10.00 per share. Shares of the Fund were first offered to the public on June 25, 2014.

These financial statements cover the period from June 24, 2014 (commencement of operations) through June 30, 2014.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts issued by affiliated life insurance companies. You may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund expects to be treated as a partnership for federal income tax purposes. Although the Fund is not required to make regular distribution to its shareholders, it may do so in the sole discretion of the Board. The Fund expects not to be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund will include their distributive share of the Fund's income and loss in their own income. The components of the Fund's net assets are reported at the partner-level for federal income tax

Semiannual Report 2014
12

Variable Portfolio — Multi-Manager Diversified Income Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Distributions from net investment income, if any, are made quarterly. Capital gains distributions, when available, will be made annually. All distributions are reinvested in additional shares of the applicable class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in Underlying Funds that pay an investment management fee to the Investment Manager. For the portion of assets the Fund holds in securities (other than Underlying Funds that pay an investment advisory fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay an investment advisory fee, derivatives and individual securities, the Investment Manager is paid a monthly fee that declines from 0.66% to 0.49% as assets increase. The annualized effective investment management fee rate for the period ended June 30, 2014 was 0.11% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Subadvisory Agreement

The Board has approved a Subadvisory Agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial. At June 30, 2014, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The fee paid by the Fund with respect to investments in Underlying Funds that pay an investment management fee to the Investment Manager is 0.02% on all asset levels. The fee paid by the Fund with respect to assets invested in securities (other than underlying mutual funds that pay an investment management fee to the Administrator or its affiliates), including other funds administered by the Administrator that do not pay an administrative fee, derivatives and individual securities declines from 0.06% to 0.03% as assets increase. The annualized effective administration fee rate for the period ended June 30, 2014 was 0.03% of the Fund's average daily net assets.

Offering Costs

Offering costs were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation

Semiannual Report 2014
13

Variable Portfolio — Multi-Manager Diversified Income Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets on assets invested in securities (other than underlying mutual funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the period ended June 30, 2014, the Fund's annualized effective transfer agent fee rate as a percentage of average daily net assets of Class 2 was 0.01%.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through June 25, 2015, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, including indirect expenses of Underlying Funds and after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rate of 1.04% of Class 2 average daily net assets. This agreement may be modified or amended only with approval from all parties.

In addition, the Investment Manager has voluntarily agreed to waive fees (excluding certain fees and expenses described below) so that the net fee would be 0.97% of Class 2 average daily net assets. This arrangement may be revised or discontinued at any time.

Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives but including mortgage dollar rolls, aggregated to $41,049 and $2, respectively, for the six months ended June 30, 2014. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At June 30, 2014, affiliated shareholders of record owned 100% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

Effective July 31, 2014, the Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits

Semiannual Report 2014
14

Variable Portfolio — Multi-Manager Diversified Income Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the six months ended June 30, 2014.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Semiannual Report 2014
15

Variable Portfolio — Multi-Manager Diversified Income Fund

Board Consideration and Approval of Advisory Agreement
and Subadvisory Agreement

On March 5, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") and the Subadvisory Agreement (the "Subadvisory Agreement") between the Investment Manager and Threadneedle International Limited (the "Subadviser") with respect to Variable Portfolio — Multi-Manager Diversified Income Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the Advisory Agreement and the Subadvisory Agreement (collectively, the "Agreements").

In connection with their deliberations regarding the proposed Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials, as well as other materials provided by the Investment Manager in connection with its most recent and its upcoming annual approval of the continuation of the advisory agreements with respect to other series of the Trust, with representatives of the Investment Manager at the Committee meeting held on March 4, 2014, and at the Board meeting held on March 5, 2014. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On March 5, 2014, the Board, including the Independent Trustees, voting separately, approved the Agreements for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the Agreements for the Fund included the following:

•  Information regarding the reputation, financial strength, regulatory history and resources of the Investment Manager and the Subadviser, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the Fund;

•  Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services, including an assessment of the Investment Manager's and the Subadviser's compliance system by the Fund's Chief Compliance Officer;

•  The terms and conditions of the Agreements;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through June 25, 2015 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed an annual rate of 1.04%; and separately, the Investment Manager has voluntarily agreed to waive fees so that the net fee would be 0.97%;

•  Descriptions of various functions performed by the Investment Manager and the Subadviser under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager; and

•  Information regarding the investment management fees and other expenses of the Fund relative to those of comparable funds determined by the independent third-party data provider to be in the same peer group or universe of funds.

Nature, Extent and Quality of Services to be Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services to be provided to the Fund by the Investment Manager and the Subadviser and the Investment Manager's affiliates under the Agreements and under separate

Semiannual Report 2014
16

Variable Portfolio — Multi-Manager Diversified Income Fund

Board Consideration and Approval of Advisory Agreement
and Subadvisory Agreement (continued)

agreements for the provision of transfer agency and administrative services, and the similar type of services currently provided by the Investment Manager to other funds in the fund complex, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and the Subadviser and the Investment Manager's affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadviser, which included consideration of the Investment Manager's and the Subadviser's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. The Committee and the Board also noted that the Board had approved the Subadviser's code of ethics and compliance program, and that the Chief Compliance Officer of the Funds monitors the code of ethics and compliance program.

After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Agreements supported the approval of the Agreements.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Agreements as well as the total expenses expected to be incurred by the Fund. In assessing the reasonableness of the proposed fees under the Agreements, the Committee and the Board considered, among other information, the Fund's proposed advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Board also took into account the proposed fee waiver and expense limitation arrangements that the Investment Manager and Subadviser would observe during the Fund's first year, and the advisory fees and total expense ratios of comparable funds identified by the independent third-party data provider for purposes of expense comparison.

After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the advisory fee rates and expenses of the Fund supported the approval of the Agreements.

Costs of Services to be Provided and Profitability

The Committee and the Board considered information provided by the Investment Manager with respect to estimated costs of services and profitability, and expected to consider the costs of services and the profitability of the Investment Manager and its affiliates in connection with the Committee's and the Board's next review and consideration of the continuation of the Agreements. The Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the expected expense ratio of the fund, and the implementation of expense limitations with respect to the fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition.

After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the anticipated costs of services to be provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Agreements.

Investment Performance

Because the Fund had not yet commenced operations, the Committee and the Board did not have investment performance to compare to the returns of a group of comparable mutual funds. However, the Committee and the Board expected to consider, in connection with their next review and consideration of the continuation of the Agreements, the investment performance

Semiannual Report 2014
17

Variable Portfolio — Multi-Manager Diversified Income Fund

Board Consideration and Approval of Advisory Agreement
and Subadvisory Agreement (continued)

of the Fund in relation to the annualized return for various time periods of both a group of comparable funds, as determined by the independent third party data provider, and a benchmark.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of its overall conclusions, that the performance of the Investment Manager and the Subadviser supported approval of the Agreements.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Fund through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

After reviewing these and related factors, the Board concluded, within the context of its overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Agreements.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits to be received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions to be generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board also considered the tax benefits provided to affiliates of the Investment Manager as a result of the election by certain funds to be taxed as partnerships. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching its decision to recommend or approve the proposed Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on its evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, approved the Agreements.

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Semiannual Report 2014
20

Variable Portfolio — Multi-Manager Diversified Income Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2014
21

Variable Portfolio — Multi-Manager Diversified Income Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6675 A (8/14)

Semiannual Report

June 30, 2014

Columbia Variable Portfolio — Contrarian Core Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Contrarian Core Fund

Performance Overview	2
Portfolio Overview	3
Understanding Your Fund's Expenses	4
Portfolio of Investments	5
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	16
Board Consideration and Approval of Advisory Agreement	20
Important Information About This Report	25

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Columbia Variable Portfolio — Contrarian Core Fund

Performance Overview

(Unaudited)

Performance Summary

>  Columbia Variable Portfolio — Contrarian Core Fund (the Fund) Class 2 shares returned 6.24% for the six-month period that ended June 30, 2014.

>  The Fund underperformed its benchmark, the Russell 1000 Index, which returned 7.27% over the same time period.

Average Annual Total Returns (%) (for period ended June 30, 2014)

	Inception	6 Months cumulative	1 Year	Life
Class 1	04/30/12	6.28	25.27	21.39
Class 2	04/30/12	6.24	25.00	21.13
Russell 1000 Index		7.27	25.35	19.87

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Semiannual Report 2014
2

Columbia Variable Portfolio — Contrarian Core Fund

Portfolio Overview

(Unaudited)

Top Ten Holdings (%) (at June 30, 2014)
Apple, Inc.	5.4
JPMorgan Chase & Co.	3.5
Citigroup, Inc.	2.9
Chevron Corp.	2.8
Verizon Communications, Inc.	2.8
Johnson & Johnson	2.6
Wells Fargo & Co.	2.4
CVS Caremark Corp.	2.4
Honeywell International, Inc.	2.3
Eaton Corp. PLC	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at June 30, 2014)
Common Stocks	98.2
Consumer Discretionary	11.6
Consumer Staples	10.0
Energy	10.4
Financials	15.9
Health Care	15.5
Industrials	12.5
Information Technology	18.4
Materials	1.2
Telecommunication Services	2.7
Money Market Funds	1.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Portfolio Management

Guy Pope, CFA

Semiannual Report 2014
3

Columbia Variable Portfolio — Contrarian Core Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

January 1, 2014 – June 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,062.80	1,020.98	3.94	3.86	0.77
Class 2	1,000.00	1,000.00	1,062.40	1,019.74	5.22	5.11	1.02

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Semiannual Report 2014
4

Columbia Variable Portfolio — Contrarian Core Fund

Portfolio of Investments

June 30, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common Stocks 97.6%

Issuer	Shares	Value ($)
Consumer Discretionary 11.5%
Auto Components 1.4%
Delphi Automotive PLC	453,733	31,189,606
Hotels, Restaurants & Leisure 1.9%
Aramark	503,893	13,040,751
Hilton Worldwide Holdings, Inc.(a)	561,383	13,080,224
Wynn Resorts Ltd.	67,803	14,073,190
Total		40,194,165
Media 5.8%
Comcast Corp., Class A	850,254	45,641,635
DIRECTV(a)	181,095	15,394,886
Discovery Communications, Inc., Class A(a)	278,988	20,723,228
Viacom, Inc., Class B	529,734	45,943,830
Total		127,703,579
Specialty Retail 1.5%
Lowe's Companies, Inc.	315,165	15,124,768
Michaels Companies, Inc. (The)(a)	473,355	8,070,703
Urban Outfitters, Inc.(a)	278,390	9,426,286
Total		32,621,757
Textiles, Apparel & Luxury Goods 0.9%
Ralph Lauren Corp.	123,450	19,837,181
Total Consumer Discretionary		251,546,288
Consumer Staples 9.9%
Beverages 2.5%
Diageo PLC, ADR	101,282	12,890,160
PepsiCo, Inc.	460,868	41,173,947
Total		54,064,107
Food & Staples Retailing 3.4%
CVS Caremark Corp.	670,022	50,499,558
Walgreen Co.	327,245	24,258,672
Total		74,758,230
Household Products 2.0%
Procter & Gamble Co. (The)	551,987	43,380,659
Tobacco 2.0%
Philip Morris International, Inc.	528,326	44,543,165
Total Consumer Staples		216,746,161

Common Stocks (continued)

Issuer	Shares	Value ($)
Energy 10.3%
Energy Equipment & Services 3.1%
Cameron International Corp.(a)	346,885	23,487,583
Halliburton Co.	624,009	44,310,879
Total		67,798,462
Oil, Gas & Consumable Fuels 7.2%
Canadian Natural Resources Ltd.	577,430	26,509,811
Chevron Corp.	462,242	60,345,693
ConocoPhillips	237,595	20,369,020
Kinder Morgan, Inc.	540,251	19,589,501
Newfield Exploration Co.(a)	248,730	10,993,866
Noble Energy, Inc.	266,284	20,626,359
Total		158,434,250
Total Energy		226,232,712
Financials 15.8%
Banks 9.2%
Bank of America Corp.	940,160	14,450,259
Citigroup, Inc.	1,303,327	61,386,702
JPMorgan Chase & Co.	1,312,738	75,639,963
Wells Fargo & Co.	967,423	50,847,753
Total		202,324,677
Capital Markets 3.2%
BlackRock, Inc.	135,709	43,372,596
Goldman Sachs Group, Inc. (The)	156,150	26,145,756
Total		69,518,352
Diversified Financial Services 2.0%
Berkshire Hathaway, Inc., Class B(a)	348,266	44,076,545
Insurance 1.4%
Aon PLC	328,941	29,634,295
Total Financials		345,553,869
Health Care 15.4%
Biotechnology 2.4%
Celgene Corp.(a)	534,854	45,933,261
Vertex Pharmaceuticals, Inc.(a)	67,625	6,402,735
Total		52,335,996
Health Care Equipment & Supplies 4.9%
Abbott Laboratories	981,066	40,125,599
Covidien PLC	477,037	43,019,197

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
5

Columbia Variable Portfolio — Contrarian Core Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Common Stocks (continued)

Issuer	Shares	Value ($)
Medtronic, Inc.	391,935	24,989,776
Total		108,134,572
Health Care Providers & Services 2.1%
Cardinal Health, Inc.	375,596	25,750,862
CIGNA Corp.	213,920	19,674,222
Total		45,425,084
Health Care Technology 0.5%
IMS Health Holdings, Inc.(a)	423,056	10,864,078
Pharmaceuticals 5.5%
Johnson & Johnson	529,738	55,421,190
Perrigo Co. PLC	127,520	18,587,315
Pfizer, Inc.	589,174	17,486,684
Salix Pharmaceuticals Ltd.(a)	135,885	16,761,415
Zoetis, Inc.	410,860	13,258,452
Total		121,515,056
Total Health Care		338,274,786
Industrials 12.5%
Aerospace & Defense 3.8%
Honeywell International, Inc.	530,380	49,298,821
United Technologies Corp.	286,444	33,069,960
Total		82,368,781
Air Freight & Logistics 0.7%
FedEx Corp.	95,473	14,452,703
Commercial Services & Supplies 1.2%
Tyco International Ltd.	571,603	26,065,097
Construction & Engineering 0.8%
Jacobs Engineering Group, Inc.(a)	313,635	16,710,473
Electrical Equipment 2.2%
Eaton Corp. PLC	635,910	49,079,534
Industrial Conglomerates 2.0%
General Electric Co.	1,658,812	43,593,579
Professional Services 1.0%
Dun & Bradstreet Corp. (The)	43,882	4,835,796
Nielsen NV	362,798	17,563,051
Total		22,398,847
Road & Rail 0.8%
Kansas City Southern	167,260	17,982,123
Total Industrials		272,651,137

Common Stocks (continued)

Issuer	Shares	Value ($)
Information Technology 18.3%
Communications Equipment 1.1%
QUALCOMM, Inc.	292,263	23,147,230
Internet Software & Services 3.4%
eBay, Inc.(a)	240,679	12,048,391
Google, Inc., Class A(a)	52,456	30,669,449
Google, Inc., Class C(a)	53,751	30,921,875
Total		73,639,715
IT Services 1.5%
MasterCard, Inc., Class A	447,525	32,879,662
Semiconductors & Semiconductor Equipment 1.8%
Broadcom Corp., Class A	617,380	22,917,145
Skyworks Solutions, Inc.	356,580	16,744,997
Total		39,662,142
Software 3.8%
Electronic Arts, Inc.(a)	856,808	30,733,703
Intuit, Inc.	385,375	31,034,249
Microsoft Corp.	543,582	22,667,369
Total		84,435,321
Technology Hardware, Storage & Peripherals 6.7%
Apple, Inc.	1,233,274	114,608,153
EMC Corp.	849,348	22,371,826
Hewlett-Packard Co.	309,545	10,425,476
Total		147,405,455
Total Information Technology		401,169,525
Materials 1.2%
Chemicals 1.2%
Chemtura Corp.(a)	202,220	5,284,008
Dow Chemical Co. (The)	416,071	21,411,014
Total		26,695,022
Total Materials		26,695,022
Telecommunication Services 2.7%
Diversified Telecommunication Services 2.7%
Verizon Communications, Inc.	1,220,341	59,711,285
Total Telecommunication Services		59,711,285
Total Common Stocks (Cost: $1,804,333,186)		2,138,580,785

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
6

Columbia Variable Portfolio — Contrarian Core Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Money Market Funds 1.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.095%(b)(c)	39,919,773	39,919,773
Total Money Market Funds (Cost: $39,919,773)		39,919,773
Total Investments (Cost: $1,844,252,959)		2,178,500,558
Other Assets & Liabilities, Net		12,978,896
Net Assets		2,191,479,454

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at June 30, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	42,260,925	495,415,506	(497,756,658)	39,919,773	20,485	39,919,773

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Contrarian Core Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Contrarian Core Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at June 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	251,546,288	—	—	251,546,288
Consumer Staples	216,746,161	—	—	216,746,161
Energy	226,232,712	—	—	226,232,712
Financials	345,553,869	—	—	345,553,869
Health Care	338,274,786	—	—	338,274,786
Industrials	272,651,137	—	—	272,651,137
Information Technology	401,169,525	—	—	401,169,525
Materials	26,695,022	—	—	26,695,022
Telecommunication Services	59,711,285	—	—	59,711,285
Total Equity Securities	2,138,580,785	—	—	2,138,580,785
Mutual Funds
Money Market Funds	39,919,773	—	—	39,919,773
Total Mutual Funds	39,919,773	—	—	39,919,773
Total	2,178,500,558	—	—	2,178,500,558

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Contrarian Core Fund

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,804,333,186)	$2,138,580,785
Affiliated issuers (identified cost $39,919,773)	39,919,773
Total investments (identified cost $1,844,252,959)	2,178,500,558
Receivable for:
Investments sold	22,571,832
Capital shares sold	654,539
Dividends	1,941,282
Reclaims	170,763
Trustees' deferred compensation plan	10,988
Total assets	2,203,849,962
Liabilities
Payable for:
Investments purchased	10,947,514
Capital shares purchased	73
Investment management fees	1,166,821
Distribution and/or service fees	3,435
Transfer agent fees	110,081
Administration fees	98,106
Chief compliance officer expenses	186
Other expenses	33,304
Trustees' deferred compensation plan	10,988
Total liabilities	12,370,508
Net assets applicable to outstanding capital stock	$2,191,479,454
Represented by
Trust capital	$2,191,479,454
Total — representing net assets applicable to outstanding capital stock	$2,191,479,454
Class 1
Net assets	$2,174,597,689
Shares outstanding	142,853,790
Net asset value per share	$15.22
Class 2
Net assets	$16,881,765
Shares outstanding	1,114,537
Net asset value per share	$15.15

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
10

Columbia Variable Portfolio — Contrarian Core Fund

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Net investment income
Income:
Dividends — unaffiliated issuers	$17,948,847
Dividends — affiliated issuers	20,485
Foreign taxes withheld	(153,207)
Total income	17,816,125
Expenses:
Investment management fees	6,240,932
Distribution and/or service fees
Class 2	15,930
Transfer agent fees
Class 1	578,721
Class 2	3,823
Administration fees	522,654
Compensation of board members	32,561
Custodian fees	12,437
Printing and postage fees	8,973
Professional fees	32,440
Chief compliance officer expenses	456
Other	11,598
Total expenses	7,460,525
Net investment income	10,355,600
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	49,424,838
Foreign currency translations	3,711
Net realized gain	49,428,549
Net change in unrealized appreciation (depreciation) on:
Investments	85,823,459
Foreign currency translations	2,054
Net change in unrealized appreciation (depreciation)	85,825,513
Net realized and unrealized gain	135,254,062
Net increase in net assets resulting from operations	$145,609,662

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
11

Columbia Variable Portfolio — Contrarian Core Fund

Statement of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations
Net investment income	$10,355,600	$10,742,094
Net realized gain	49,428,549	86,458,628
Net change in unrealized appreciation (depreciation)	85,825,513	208,016,873
Net increase in net assets resulting from operations	145,609,662	305,217,595
Increase (decrease) in net assets from capital stock activity	438,284,756	780,431,331
Total increase in net assets	583,894,418	1,085,648,926
Net assets at beginning of period	1,607,585,036	521,936,110
Net assets at end of period	$2,191,479,454	$1,607,585,036

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
12

Columbia Variable Portfolio — Contrarian Core Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	34,148,186	474,969,297	65,269,851	813,149,278
Redemptions	(2,916,172)	(43,141,204)	(3,166,177)	(41,409,819)
Net increase	31,232,014	431,828,093	62,103,674	771,739,459
Class 2 shares
Subscriptions	461,159	6,607,785	680,614	8,900,471
Redemptions	(10,530)	(151,122)	(16,956)	(208,599)
Net increase	450,629	6,456,663	663,658	8,691,872
Total net increase	31,682,643	438,284,756	62,767,332	780,431,331

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
13

Columbia Variable Portfolio — Contrarian Core Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Six Months Ended June 30, 2014		Year Ended December 31,
Class 1	(Unaudited)		2013	2012(a)
Per share data
Net asset value, beginning of period	$14.32		$10.54	$10.00
Income from investment operations:
Net investment income	0.08		0.13	0.10
Net realized and unrealized gain	0.82		3.65	0.44
Total from investment operations	0.90		3.78	0.54
Net asset value, end of period	$15.22		$14.32	$10.54
Total return	6.28%		35.86%	5.40%
Ratios to average net assets(b)
Total gross expenses	0.77	%(c)	0.81%	0.86	%(c)
Total net expenses(d)	0.77	%(c)	0.76%	0.72	%(c)
Net investment income	1.07	%(c)	1.01%	1.45	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2,174,598		$1,598,115	$521,933
Portfolio turnover	32%		57%	48%

Notes to Financial Highlights

(a)  For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
14

Columbia Variable Portfolio — Contrarian Core Fund

Financial Highlights (continued)

	Six Months Ended June 30, 2014		Year Ended December 31,
Class 2	(Unaudited)		2013	2012(a)
Per share data
Net asset value, beginning of period	$14.26		$10.53	$10.00
Income from investment operations:
Net investment income	0.06		0.10	0.08
Net realized and unrealized gain	0.83		3.63	0.45
Total from investment operations	0.89		3.73	0.53
Net asset value, end of period	$15.15		$14.26	$10.53
Total return	6.24%		35.42%	5.30%
Ratios to average net assets(b)
Total gross expenses	1.02	%(c)	1.06%	1.08	%(c)
Total net expenses(d)	1.02	%(c)	1.02%	0.97	%(c)
Net investment income	0.80	%(c)	0.73%	1.20	%(c)
Supplemental data
Net assets, end of period (in thousands)	$16,882		$9,470	$3
Portfolio turnover	32%		57%	48%

Notes to Financial Highlights

(a)  For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
15

Columbia Variable Portfolio — Contrarian Core Fund

Notes to Financial Statements

June 30, 2014 (Unaudited)

Note 1. Organization

Columbia Variable Portfolio — Contrarian Core Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net

Semiannual Report 2014
16

Columbia Variable Portfolio — Contrarian Core Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The

Semiannual Report 2014
17

Columbia Variable Portfolio — Contrarian Core Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The annualized effective investment management fee rate for the six months ended June 30, 2014 was 0.64% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The annualized effective administration fee rate for the six months ended June 30, 2014 was 0.05% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.77%	0.77%
Class 2	1.02	1.02

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,059,201,327 and $612,088,666, respectively, for the six months ended June 30, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Semiannual Report 2014
18

Columbia Variable Portfolio — Contrarian Core Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Note 6. Shareholder Concentration

At June 30, 2014, affiliated shareholders of record owned 99.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the six months ended June 30, 2014.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Semiannual Report 2014
19

Columbia Variable Portfolio — Contrarian Core Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Variable Portfolio — Contrarian Core Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4, 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's voluntary agreement to limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined by the independent third-party data provider). This agreement may be terminated at any time by the Investment Manager in its sole discretion;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Semiannual Report 2014
20

Columbia Variable Portfolio — Contrarian Core Fund

Board Consideration and Approval of Advisory Agreement (continued)

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2013, Fund performance was in the 15th percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-year period.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are both ranked in the third quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

Semiannual Report 2014
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Columbia Variable Portfolio — Contrarian Core Fund

Board Consideration and Approval of Advisory Agreement (continued)

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates from their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of

Semiannual Report 2014
22

Columbia Variable Portfolio — Contrarian Core Fund

Board Consideration and Approval of Advisory Agreement (continued)

brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

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Semiannual Report 2014
24

Columbia Variable Portfolio — Contrarian Core Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2014
25

Columbia Variable Portfolio — Contrarian Core Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1544 D (8/14)

Semiannual Report

June 30, 2014

Columbia Variable Portfolio — Core Bond Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Core Bond Fund

Performance Overview	2
Portfolio Overview	3
Understanding Your Fund's Expenses	4
Portfolio of Investments	5
Statement of Assets and Liabilities	20
Statement of Operations	22
Statement of Changes in Net Assets	23
Financial Highlights	25
Notes to Financial Statements	27
Board Consideration and Approval of Advisory Agreement	37
Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Columbia Variable Portfolio — Core Bond Fund

Performance Overview

(Unaudited)

Performance Summary

>  Columbia Variable Portfolio — Core Bond Fund (the Fund) Class 2 shares returned 3.98% for the six-month period that ended June 30, 2014.

>  The Fund slightly outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 3.93% for the same time period.

Average Annual Total Returns (%) (for period ended June 30, 2014)

	Inception	6 Months cumulative	1 Year	Life
Class 1	04/30/13	4.15	4.15	-0.02
Class 2	04/30/13	3.98	3.87	-0.24
Barclays U.S. Aggregate Bond Index		3.93	4.37	0.79

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Semiannual Report 2014
2

Columbia Variable Portfolio — Core Bond Fund

Portfolio Overview

(Unaudited)

Portfolio Breakdown (%) (at June 30, 2014)
Asset-Backed Securities — Agency	3.4
Asset-Backed Securities — Non-Agency	14.7
Commercial Mortgage-Backed Securities — Non-Agency	7.9
Corporate Bonds & Notes	20.4
Foreign Government Obligations	1.4
Money Market Funds	1.2
Municipal Bonds	0.7
Preferred Debt	1.6
Residential Mortgage-Backed Securities — Agency	25.7
Residential Mortgage-Backed Securities — Non-Agency	1.5
Treasury Bills	4.5
U.S. Government & Agency Obligations	6.6
U.S. Treasury Obligations	10.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Quality Breakdown (%) (at June 30, 2014)
AAA rating	55.1
AA rating	3.7
A rating	9.0
BBB rating	16.5
Non-investment grade	1.0
Not rated	14.7
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the median rating of Moody's, S&P, and Fitch, as available. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by one of these agencies, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

Portfolio Management

Carl Pappo, CFA

Michael Zazzarino

Semiannual Report 2014
3

Columbia Variable Portfolio — Core Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

January 1, 2014 – June 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,041.50	1,022.02	2.83	2.81	0.56
Class 2	1,000.00	1,000.00	1,039.80	1,020.73	4.15	4.11	0.82

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Semiannual Report 2014
4

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments

June 30, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 24.5%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
L-3 Communications Corp. 05/28/24	3.950%	3,910,000	3,936,694
Automotive 1.0%
Ford Motor Credit Co. LLC Senior Unsecured 06/15/16	3.984%	8,033,000	8,488,246
01/17/17	1.500%	6,634,000	6,670,063
01/15/20	8.125%	1,105,000	1,410,856
Total			16,569,165
Banking 4.5%
BNP Paribas SA(a)(b) 06/29/49	5.186%	3,739,000	3,809,106
Bank of America Corp. Senior Unsecured 01/11/23	3.300%	3,400,000	3,351,230
Bank of New York Mellon Corp. (The)(a) 12/29/49	4.500%	2,575,000	2,397,969
Capital One Financial Corp. Senior Unsecured 04/24/24	3.750%	5,365,000	5,445,400
Discover Financial Services Senior Unsecured 04/27/22	5.200%	1,110,000	1,231,925
11/21/22	3.850%	2,635,000	2,682,783
Fifth Third Bancorp(a) 12/31/49	5.100%	6,075,000	5,816,812
HBOS PLC Subordinated Notes(b) 05/21/18	6.750%	2,950,000	3,398,486
HSBC Holdings PLC Senior Unsecured 01/14/22	4.875%	750,000	841,682
HSBC USA, Inc. Subordinated Notes 09/27/20	5.000%	4,255,000	4,713,659
ING Bank NV Senior Unsecured(b) 03/15/16	4.000%	4,770,000	5,013,904
JPMorgan Chase Capital XXI(a) 02/02/37	1.173%	1,020,000	851,343
JPMorgan Chase Capital XXIII(a) 05/15/47	1.224%	9,000,000	7,177,500
M&T Bank Corp. 12/31/49	6.875%	4,146,000	4,194,446
Mellon Capital IV(a) 06/29/49	4.000%	180,000	156,600

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Royal Bank of Scotland Group PLC Senior Unsecured 09/18/15	2.550%	3,170,000	3,235,378
Subordinated Notes 05/28/24	5.125%	2,250,000	2,284,648
State Street Corp. 03/15/18	4.956%	5,850,000	6,418,006
U.S. Bancorp Subordinated Notes 07/15/22	2.950%	12,583,000	12,391,449
Total			75,412,326
Brokerage/Asset Managers/Exchanges 0.2%
Bank of America Corp. Subordinated Notes 05/02/17	5.700%	2,425,000	2,691,069
Cable and Satellite 0.2%
Time Warner Cable, Inc. 05/01/37	6.550%	1,520,000	1,891,322
09/01/41	5.500%	1,795,000	2,008,043
Total			3,899,365
Chemicals 0.3%
LYB International Finance BV 03/15/44	4.875%	2,550,000	2,658,617
LyondellBasell Industries NV Senior Unsecured 04/15/19	5.000%	2,728,000	3,077,119
Total			5,735,736
Diversified Manufacturing 0.4%
General Electric Co. Senior Unsecured 10/09/42	4.125%	6,027,000	5,952,566
03/11/44	4.500%	1,220,000	1,271,166
Total			7,223,732
Electric 4.2%
Alabama Power Co. Senior Unsecured 03/15/41	5.500%	1,865,000	2,251,946
01/15/42	4.100%	695,000	692,747
Commonwealth Edison Co. 1st Mortgage 09/15/17	6.150%	2,035,000	2,338,390
08/01/20	4.000%	4,555,000	4,916,858
Senior Unsecured 07/15/18	6.950%	1,130,000	1,336,218

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
5

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DTE Electric Co. Senior Secured 10/01/20	3.450%	4,010,000	4,214,807
Duke Energy Carolinas LLC 1st Mortgage 10/01/15	5.300%	430,000	455,965
Duke Energy Ohio, Inc. 1st Mortgage 09/01/23	3.800%	11,022,000	11,636,476
Duke Energy Progress, Inc. 1st Mortgage 03/30/44	4.375%	1,155,000	1,205,191
FirstEnergy Transmission LLC Senior Unsecured(b) 01/15/25	4.350%	2,775,000	2,803,641
Georgia Power Co. Senior Unsecured 06/01/17	5.700%	1,452,000	1,636,064
09/01/40	4.750%	580,000	624,563
MidAmerican Energy Co. 1st Mortgage 10/15/24	3.500%	4,085,000	4,173,122
10/15/44	4.400%	1,910,000	1,955,208
Nevada Power Co. 09/15/40	5.375%	2,089,000	2,465,577
Niagara Mohawk Power Corp. Senior Unsecured(b) 08/15/19	4.881%	2,677,000	2,993,772
Oncor Electric Delivery Co. LLC Senior Secured 06/01/22	4.100%	835,000	897,655
12/01/41	4.550%	4,805,000	5,077,333
PPL Capital Funding, Inc. 06/01/18	1.900%	1,545,000	1,543,851
06/01/23	3.400%	6,725,000	6,734,617
Pacific Gas & Electric Co. Senior Unsecured 06/15/23	3.250%	3,012,000	3,008,250
01/15/40	5.400%	639,000	728,965
Peco Energy Co. 1st Mortgage 03/01/18	5.350%	3,445,000	3,871,491
Southern California Edison Co. 1st Refunding Mortgage 09/01/40	4.500%	1,285,000	1,360,607
Total			68,923,314
Finance Companies 0.6%
GE Capital Trust I(a) 11/15/67	6.375%	1,384,000	1,539,700

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
General Electric Capital Corp. Senior Unsecured 09/07/22	3.150%	2,347,000	2,357,719
01/14/38	5.875%	4,425,000	5,368,432
Total			9,265,851
Food and Beverage 0.3%
Anheuser-Busch InBev Worldwide, Inc. 07/15/22	2.500%	2,066,000	1,979,716
PepsiCo, Inc. Senior Unsecured 01/15/20	4.500%	2,950,000	3,282,338
Total			5,262,054
Health Care 0.2%
McKesson Corp. Senior Unsecured 03/15/24	3.796%	3,009,000	3,076,203
Healthcare Insurance 0.1%
WellPoint, Inc. Senior Unsecured 01/15/23	3.300%	1,315,000	1,313,435
Independent Energy 0.8%
Canadian Natural Resources Ltd. Senior Unsecured 03/15/38	6.250%	2,485,000	3,093,708
Continental Resources, Inc. 09/15/22	5.000%	985,000	1,071,188
Hess Corp. Senior Unsecured 10/01/29	7.875%	1,075,000	1,481,332
08/15/31	7.300%	5,510,000	7,325,787
Total			12,972,015
Integrated Energy 1.2%
BP Capital Markets PLC 02/10/24	3.814%	3,050,000	3,151,114
Chevron Corp. Senior Unsecured 12/05/22	2.355%	2,660,000	2,556,962
06/24/23	3.191%	955,000	969,956
Shell International Finance BV 08/21/22	2.375%	9,760,000	9,400,578
Total Capital International SA 06/19/21	2.750%	1,445,000	1,448,157
02/17/22	2.875%	2,275,000	2,270,937
Total			19,797,704

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
6

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Leisure 0.2%
Time Warner, Inc. 11/15/36	6.500%	2,345,000	2,869,565
Life Insurance 1.1%
MetLife Capital Trust X(b) 04/08/38	9.250%	4,486,000	6,370,120
Prudential Financial, Inc.(a) 06/15/38	8.875%	9,405,000	11,533,351
Total			17,903,471
Media and Entertainment 0.3%
21st Century Fox America, Inc. 12/15/35	6.400%	2,840,000	3,536,859
Reed Elsevier Capital, Inc. 10/15/22	3.125%	2,085,000	2,056,294
Total			5,593,153
Metals 0.3%
Nucor Corp. Senior Unsecured 08/01/23	4.000%	1,960,000	2,030,723
08/01/43	5.200%	420,000	447,339
Vale Overseas Ltd. 11/21/36	6.875%	2,815,000	3,116,317
Total			5,594,379
Midstream 2.4%
El Paso Pipeline Partners Operating Co. LLC 10/01/21	5.000%	7,941,000	8,681,474
Enterprise Products Operating LLC 08/13/15	1.250%	5,245,000	5,281,941
03/15/23	3.350%	2,380,000	2,384,160
Kinder Morgan Energy Partners LP Senior Unsecured 03/01/21	3.500%	2,870,000	2,910,384
NiSource Finance Corp. 09/15/17	5.250%	1,900,000	2,117,702
02/15/23	3.850%	4,275,000	4,383,965
12/15/40	6.250%	770,000	924,491
Southern Natural Gas Co. LLC Senior Unsecured 03/01/32	8.000%	3,420,000	4,673,184
TransCanada PipeLines Ltd.(a) 05/15/67	6.350%	4,236,000	4,410,735
Williams Partners LP Senior Unsecured 04/15/40	6.300%	2,750,000	3,264,734
Total			39,032,770

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Natural Gas 0.4%
Sempra Energy Senior Unsecured 06/01/16	6.500%	2,990,000	3,303,693
12/01/23	4.050%	976,000	1,031,057
06/15/24	3.550%	1,735,000	1,747,147
Total			6,081,897
Oil Field Services 0.2%
Noble Holding International Ltd. 03/15/42	5.250%	2,035,000	2,107,658
Weatherford International Ltd. 03/15/38	7.000%	1,255,000	1,558,671
Total			3,666,329
Other Industry 0.2%
President and Fellows of Harvard College Senior Unsecured 10/15/40	4.875%	505,000	568,601
President and Fellows of Harvard College(b) 01/15/39	6.500%	2,435,000	3,343,182
Total			3,911,783
Other REIT 0.3%
Duke Realty LP 08/15/19	8.250%	3,772,000	4,743,969
Pharmaceuticals 0.5%
Johnson & Johnson Senior Unsecured 12/05/33	4.375%	1,210,000	1,301,598
05/15/41	4.850%	3,792,000	4,306,207
Novartis Capital Corp. 05/06/24	3.400%	2,065,000	2,091,546
Total			7,699,351
Property & Casualty 0.2%
Transatlantic Holdings, Inc. Senior Unsecured 11/30/39	8.000%	2,830,000	3,925,088
Railroads 0.6%
BNSF Funding Trust I(a) 12/15/55	6.613%	2,566,000	2,841,845
Burlington Northern Santa Fe LLC Senior Unsecured 08/15/30	7.950%	1,655,000	2,320,965
CSX Corp. Senior Unsecured 05/30/42	4.750%	735,000	770,323

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
7

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Union Pacific Corp. Senior Unsecured 02/15/19	2.250%	2,525,000	2,569,523
03/15/24	3.750%	610,000	639,123
Total			9,141,779
Restaurants 0.5%
McDonald's Corp. Senior Unsecured 02/01/39	5.700%	2,150,000	2,617,012
07/15/40	4.875%	2,825,000	3,106,246
05/01/43	3.625%	1,246,000	1,126,888
Yum! Brands, Inc. Senior Unsecured 11/01/23	3.875%	1,670,000	1,703,205
11/01/43	5.350%	85,000	93,102
Total			8,646,453
Retailers 0.3%
Target Corp. Senior Unsecured 06/26/19	2.300%	4,300,000	4,331,317
Wal-Mart Stores, Inc. Senior Unsecured 04/22/24	3.300%	1,005,000	1,015,606
Total			5,346,923
Supranational 0.3%
European Investment Bank Senior Unsecured 05/30/17	5.125%	3,985,000	4,462,770
Technology 0.5%
Oracle Corp. Senior Unsecured 10/15/22	2.500%	8,833,000	8,450,734
Wireless 0.2%
Rogers Communications, Inc. 03/15/44	5.000%	2,471,000	2,576,788
Wirelines 1.8%
AT&T, Inc. Senior Unsecured 06/15/16	5.625%	3,340,000	3,649,267
12/15/42	4.300%	6,665,000	6,309,189
Telefonica Emisiones SAU 04/27/18	3.192%	667,000	697,065
Verizon Communications, Inc. Senior Unsecured 06/09/17	1.350%	5,625,000	5,623,121

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
04/01/21	4.600%	2,715,000	2,994,737
11/01/22	2.450%	3,510,000	3,292,749
03/15/24	4.150%	1,150,000	1,200,775
Verizon New England, Inc. 11/15/29	7.875%	895,000	1,141,040
Verizon New York, Inc. 04/01/32	7.375%	3,525,000	4,368,614
Verizon Virginia LLC 10/01/29	8.375%	785,000	1,014,255
Total			30,290,812
Total Corporate Bonds & Notes (Cost: $396,216,222)			406,016,677

Residential Mortgage-Backed Securities — Agency 30.8%

Federal Home Loan Mortgage Corp.(c) 06/01/43	3.500%	9,081,731	9,351,678
07/01/39	5.000%	1,055,179	1,173,754
06/01/33	5.500%	145,173	163,815
09/01/28 - 04/01/33	6.000%	247,484	280,082
04/01/30 - 04/01/32	7.000%	122,096	140,910
08/01/24	8.000%	10,716	12,139
01/01/25	9.000%	3,832	4,409
Federal Home Loan Mortgage Corp.(c)(d) 07/01/37	6.000%	3,408,225	4,020,124
Federal National Mortgage Association(c) 05/01/28	2.500%	1,840,033	1,871,547
09/01/28 - 05/01/43	3.000%	17,652,664	17,608,992
03/01/41 - 08/01/43	3.500%	41,079,716	42,386,172
09/01/41 - 09/01/43	4.000%	29,047,185	30,884,262
11/01/41 - 01/01/42	4.500%	15,397,924	16,683,303
05/01/41 - 10/01/41	5.000%	10,661,072	11,858,300
02/01/29 - 09/01/36	5.500%	6,562,998	7,413,128
10/01/28 - 08/01/35	6.000%	2,933,029	3,354,556
05/01/29 - 07/01/38	7.000%	4,248,698	5,019,072
02/01/27 - 09/01/31	7.500%	63,049	71,626
11/01/21 - 04/01/22	8.000%	6,026	6,807
04/01/23	8.500%	6,864	7,373
06/01/24	9.000%	11,095	12,302

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
8

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Residential Mortgage-Backed Securities —
Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-121 Class KD 08/25/41	3.500%	19,419,369	20,395,892
Federal National Mortgage Association(c)(e) 07/17/29	2.500%	17,750,000	18,030,115
07/17/29 - 07/14/44	3.000%	66,795,000	67,094,143
07/17/29	3.500%	9,750,000	10,333,477
05/01/44 - 07/14/44	4.000%	67,786,841	72,008,211
07/14/44	4.500%	30,125,000	32,624,441
07/14/44	5.000%	50,000,000	55,523,440
Federal National Mortgage Association(c)(f) CMO IO Series 2003-71 Class IM 12/25/31	5.500%	40,000	887
Government National Mortgage Association(c) 03/15/39 - 06/15/41	4.500%	18,953,598	20,683,294
Government National Mortgage Association(c)(e) 07/21/44	3.000%	27,240,000	27,444,300
07/21/44	3.500%	20,000,000	20,798,440
07/21/44	4.000%	13,000,000	13,885,625
Total Residential Mortgage-Backed Securities — Agency (Cost: $506,399,143)			511,146,616

Residential Mortgage-Backed Securities — Non-Agency 1.8%

BCAP LLC Trust(a)(b)(c) 05/26/47	0.362%	972,642	892,399
CMO Series 2012-RR10 Class 9A1 10/26/35	2.663%	8,323,304	8,497,644
Citigroup Mortgage Loan Trust, Inc.(a)(b)(c) CMO Series 2012-7 Class 12A1 03/25/36	2.613%	530,529	537,104
Citigroup Mortgage Loan Trust, Inc.(b)(c) CMO Series 2012-A Class A 06/25/51	2.500%	1,028,023	996,661
Credit Suisse Mortgage Capital Certificates(a)(b)(c) CMO Series 2011-16R Class 7A3 12/27/36	3.500%	378,262	383,741
CMO Series 2011-17R Class 2A1 12/27/37	3.400%	383,224	388,589
CMO Series 2012-4R Class 8A1 06/27/47	3.244%	712,334	715,391
Jefferies Resecuritization Trust CMO Series 2010-R7 Class 7A4(a)(b)(c) 10/26/36	3.250%	224,288	223,098

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New Residential Mortgage Loan Trust CMO Series 2014-1A Class A(a)(b)(c) 01/25/54	3.750%	6,890,635	7,129,230
Nomura Asset Acceptance Corp. Alternative Loan Trust(a)(c) CMO Series 2007-1 Class 1A3 (AGM) 03/25/47	5.957%	73,137	74,313
CMO Series 2007-1 Class 1A4 (AGM) 03/25/47	6.138%	463,198	470,535
Residential Mortgage Asset Trust Series 2012-1A Class A1(a)(b)(c) 08/26/52	2.734%	251,075	252,169
Springleaf Mortgage Loan Trust CMO Series 2012-1A Class A(a)(b)(c) 09/25/57	2.667%	547,751	557,861
Structured Asset Securities Corp. Mortgage Pass-Through Certificates CMO Series 2004-21XS Class 2A6A(a)(c) 12/25/34	4.740%	58,643	59,984
WaMu Mortgage Pass-Through Certificates CMO Series 2003-AR8 Class A(a)(c) 08/25/33	2.414%	8,430,605	8,543,954
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $29,817,647)			29,722,673

Commercial Mortgage-Backed Securities — Non-Agency 9.4%

Aventura Mall Trust Series 2013-AVM Class A(a)(b)(c) 12/05/32	3.867%	9,395,000	9,964,271
Banc of America Merrill Lynch Commercial Mortgage, Inc.(a)(c) Series 2004-5 Class A4 11/10/41	4.936%	3,637,265	3,648,064
Series 2005-6 Class A4 09/10/47	5.349%	5,175,000	5,409,505
COBALT CMBS Commercial Mortgage Trust Series 2007-C3 Class A4(a)(c) 05/15/46	5.965%	6,445,215	7,146,854
Citigroup Commercial Mortgage Trust Series 2006-C5 Class A4(c) 10/15/49	5.431%	1,515,000	1,643,286
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class A4(a)(c) 07/15/44	5.401%	839,497	872,899
Commercial Mortgage Trust Series 2007-C9 Class AM(a)(c) 12/10/49	5.650%	10,745,000	11,883,615

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
9

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Commercial Mortgage Trust(a)(c) Series 2006-C3 Class A3 06/15/38	5.982%	5,538,421	5,947,815
Series 2007-C3 Class A4 06/15/39	5.866%	5,902,416	6,408,158
Credit Suisse Mortgage Capital Certificates Series 2010-RR4 Class 2A(a)(b)(c) 09/18/39	5.467%	1,077,867	1,150,075
DBRR Trust(b)(c) Series 2012-EZ1 Class A 09/25/45	0.946%	51,909	51,922
09/25/45	1.393%	364,000	363,612
09/25/45	2.062%	1,610,191	1,611,586
GE Capital Commercial Mortgage Corp. Series 2005-C1 Class A5(a)(c) 06/10/48	4.772%	993,000	1,008,653
GS Mortgage Securities Trust Series 2007-GG10 Class A4(a)(c) 08/10/45	5.997%	4,616,529	5,112,174
General Electric Capital Assurance Co. Series 2003-1 Class A4(a)(b)(c) 05/12/35	5.254%	443,559	456,652
Greenwich Capital Commercial Funding Corp.(c) Series 2007-GG11 Class A4 12/10/49	5.736%	4,205,000	4,678,978
Series 2007-GG9 Class A4 03/10/39	5.444%	6,822,000	7,443,934
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-CB14 Class AM(a)(c) 12/12/44	5.624%	5,340,000	5,674,054
JPMorgan Chase Commercial Mortgage Securities Trust(a)(c) Series 2005-LDP3 Class ASB 08/15/42	4.893%	479,917	488,431
Series 2006-LDP6 Class ASB 04/15/43	5.490%	681,073	692,313
JPMorgan Chase Commercial Mortgage Securities Trust(c) Series 2005-LDP2 Class A3 07/15/42	4.697%	468,307	471,761
LB Commercial Mortgage Trust Series 2007-C3 Class AM(a)(c) 07/15/44	6.090%	10,920,000	12,206,780
LB-UBS Commercial Mortgage Trust(c) Series 2006-C1 Class A4 02/15/31	5.156%	1,571,000	1,652,548
Series 2007-C2 Class A3 02/15/40	5.430%	7,800,655	8,555,633
Merrill Lynch/Countrywide Commercial Mortgage Trust(a)(c) Series 2007-6 Class A4 03/12/51	5.485%	6,894,000	7,572,108
Series 2007-8 Class A3 08/12/49	6.079%	7,750,000	8,606,662

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley Capital I Trust(a)(c) Series 2007-IQ15 Class A4 06/11/49	6.105%	12,285,583	13,598,237
Morgan Stanley Capital I Trust(c) Series 2007-IQ16 Class A4 12/12/49	5.809%	5,518,000	6,145,242
Morgan Stanley Re-Remic Trust(a)(b)(c) Series 2009-GG10 Class A4B 08/12/45	5.997%	4,484,000	4,914,137
Series 2010-GG10 Class A4A 08/15/45	5.997%	4,648,230	5,127,490
Series 2010-GG10 Class A4B 08/12/45	5.997%	1,580,000	1,731,565
Rialto Real Estate Fund LP Series 2013-LT2 Class A(b)(c) 05/22/28	2.833%	322,244	322,452
SMA Issuer I LLC Series 2012-LV1 Class A(b)(c) 08/20/25	3.500%	30,708	30,717
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4 Class A3(a)(c) 08/15/39	5.564%	247,584	251,559
Wachovia Bank Commercial Mortgage Trust(a)(c) Series 2006-C24 Class A3 03/15/45	5.558%	1,578,000	1,675,697
Series 2006-C27 Class AM 07/15/45	5.795%	1,895,000	2,051,430
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $158,408,623)			156,570,869

Asset-Backed Securities — Agency 4.0%

Small Business Administration Participation Certificates Series 2012-20G Class 1 07/01/32	2.380%	704,716	680,655
Series 2012-20I Class 1 09/01/32	2.200%	1,384,282	1,332,823
Series 2012-20J Class 1 10/01/32	2.180%	3,188,903	3,069,741
Series 2012-20L Class 1 12/01/32	1.930%	700,132	662,052
Series 2013-20A Class 1 01/01/33	2.130%	844,163	810,701
Series 2013-20B Class 1 02/01/33	2.210%	5,356,708	5,156,720
Series 2013-20C Class 1 03/01/33	2.220%	3,088,504	2,976,594
Series 2013-20D Class 1 04/01/33	2.080%	11,157,821	10,663,752
Series 2013-20E Class 1 05/01/33	2.070%	837,445	797,389

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
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Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Asset-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-20F Class 1 06/01/33	2.450%	6,485,591	6,362,425
Series 2013-20G Class 1 07/01/33	3.150%	1,857,010	1,893,045
Series 2013-20H Class 1 08/01/33	3.160%	6,893,184	7,036,933
Series 2013-20K Class 1 11/01/33	3.380%	2,219,718	2,276,719
Series 2013-20L Class 1 12/01/33	3.380%	4,290,296	4,420,672
Series 2014-20A Class 1 01/01/34	3.460%	1,975,000	2,051,204
Series 2014-20B Class 1 02/01/34	3.230%	2,070,000	2,125,000
Series 2014-20C Class 1 03/01/34	3.210%	2,700,000	2,727,120
Series 2014-20D Class 1 04/01/34	3.110%	5,025,000	5,088,667
Series 2014-20E Class 1 05/01/34	3.000%	4,050,000	4,115,286
Series 2014-20F Class 1 06/01/34	2.990%	2,810,000	2,810,561
Total Asset-Backed Securities — Agency (Cost: $66,480,333)			67,058,059

Asset-Backed Securities — Non-Agency 17.7%

ARI Fleet Lease Trust(a)(b) Series 2012-A Class A 03/15/20	0.702%	3,511,084	3,515,162
ARI Fleet Lease Trust(b) Series 2014-A Class A2 11/15/22	0.810%	1,925,000	1,923,953
Ally Auto Receivables Trust Series 2013-2 Class A3 01/15/18	0.790%	10,615,000	10,633,581
Series 2013-SN1 Class A3 05/20/16	0.720%	7,735,000	7,743,539
Ally Master Owner Trust Series 2012-5 Class A 09/15/19	1.540%	746,000	746,586
Ally Master Owner Trust(a) Series 2014-2 Class A 01/16/18	0.522%	5,480,000	5,488,765
AmeriCredit Automobile Receivables Trust Series 2014-2 Class A2B(a) 10/10/17	0.432%	7,120,000	7,120,125
American Express Credit Account Master Trust Series 2013-3 Class A 05/15/19	0.980%	3,935,000	3,943,260

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BA Credit Card Trust Series 2014-A2 Class A(a) 09/16/19	0.422%	6,680,000	6,689,027
BMW Vehicle Owner Trust Series 2013-A Class A3 11/27/17	0.670%	7,555,000	7,568,189
Barclays Dryrock Issuance Trust Series 2014-2 Class A(a) 03/16/20	0.491%	6,190,000	6,190,120
CNH Equipment Trust Series 2014-B Class A2 08/15/17	0.480%	4,205,000	4,204,794
Cabela's Master Credit Card Trust Series 2014-1 Class A(a) 03/16/20	0.502%	1,668,000	1,669,452
California Republic Auto Receivables Trust Series 2014-2 Class A2 03/15/17	0.540%	1,820,000	1,819,947
Capital One Multi-Asset Execution Trust Series 2013-A3 Class A3 09/16/19	0.960%	11,855,000	11,864,631
CarMax Auto Owner Trust Series 2014-2 Class A2 04/17/17	0.460%	7,585,000	7,586,223
Chase Issuance Trust Series 2013-A8 Class A8 10/15/18	1.010%	11,690,000	11,722,464
Chase Issuance Trust(a) Series 2014-A3 Class A3 05/15/18	0.352%	8,295,000	8,296,163
Series 2014-A4 Class A4 04/16/18	0.359%	3,150,000	3,149,493
Chesapeake Funding LLC Series 2012-2A Class A(a)(b) 05/07/24	0.601%	2,997,038	3,001,674
Citibank Credit Card Issuance Trust Series 2013-A6 Class A6 09/07/18	1.320%	12,940,000	13,063,862
Citicorp Residential Mortgage Securities Trust Series 2007-2 Class A3(a) 06/25/37	5.753%	93,265	93,663
Countrywide Home Equity Loan Trust Series 2007-S2 Class A6 (NPFGC)(a) 05/25/37	5.779%	617,686	612,153
Countrywiide Home Equity Loan Trust Series 2007-S2 Class A3 (NPFGC)(a) 05/25/37	5.813%	377,318	363,667
Fifth Third Auto Trust Series 2014-2 Class A2B(a) 04/17/17	0.312%	3,900,000	3,915,066

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
11

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Credit Auto Lease Trust Series 2014-A Class A2B(a) 10/15/16	0.332%	6,120,000	6,118,917
Ford Credit Auto Owner Trust Series 2013-B Class A3 10/15/17	0.570%	1,700,000	1,700,557
Series 2013-D Class A3 04/15/18	0.670%	10,580,000	10,581,157
GE Dealer Floorplan Master Note Trust Series 2011-1 Class A(a) 07/20/16	0.753%	4,215,000	4,215,895
GE Equipment Small Ticket LLC Series 2014-1A Class A2(b) 08/24/16	0.590%	3,385,000	3,385,231
GE Equipment Transportation LLC Series 2014-1 Class A2 12/23/16	0.550%	2,080,000	2,079,966
HLSS Servicer Advance Receivables Backed Notes(b) Series 2013-T2 Class A2 05/16/44	1.147%	3,148,000	3,151,230
Series 2013-T4 Class AT4 08/15/44	1.183%	5,070,000	5,071,521
Hertz Fleet Lease Funding LP(a)(b) Series 2013-3 Class A 12/10/27	0.704%	2,610,000	2,616,776
Series 2014-1 Class A 04/10/28	0.554%	3,605,000	3,605,072
Honda Auto Receivables Owner Trust Series 2013-4 Class A3 09/18/17	0.690%	12,575,000	12,589,880
Hyundai Floorplan Master Owner Trust Series 2013-1A Class A(a)(b) 05/15/18	0.502%	8,135,000	8,155,134
MMAF Equipment Finance LLC(b) Series 2012-AA Class A3 08/10/16	0.940%	2,039,906	2,043,077
Series 2014-AA Class A2 04/10/17	0.520%	5,420,000	5,417,586
Mercedes-Benz Auto Lease Trust Series 2013-B Class A3 07/15/16	0.620%	8,720,000	8,730,202
Mercedes-Benz Auto Lease Trust(a) Series 2014-A Class A2B 06/15/16	0.332%	7,925,000	7,923,687
Nissan Auto Lease Trust Series 2013-B Class A3 06/15/16	0.750%	5,195,000	5,207,071
Nissan Auto Lease Trust(a) Series 2014-A Class A2B 09/15/16	0.314%	1,820,000	1,820,036

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nissan Auto Lease Series 2013-A Class A3 04/15/16	0.610%	1,500,000	1,502,019
Nissan Auto Receivables Owner Trust Series 2013-C Class A3 08/15/18	0.670%	15,890,000	15,881,561
PFS Tax Lien Trust Series 2014-1 Class NOTE(b) 05/15/29	1.440%	2,924,606	2,938,334
Porsche Innovative Lease Owner Trust Series 2013-1 Class A3(b) 08/22/16	0.700%	5,700,000	5,710,085
SLM Student Loan Trust Series 2014-2 Class A1(a) 07/25/19	0.402%	6,757,148	6,755,284
SMART Trust Series 2013-2US Class A3A 01/14/17	0.830%	1,675,000	1,678,574
SMART Trust(b) Series 2012-1USA Class A4A 12/14/17	2.010%	878,000	890,857
SVO VOI Mortgage LLC Series 2012-AA Class A(b) 09/20/29	2.000%	816,155	815,039
Santander Drive Auto Receivables Trust(a) Series 2014-2 Class A2B 07/17/17	0.472%	6,200,000	6,200,124
Series 2014-3 Class A2B 08/15/17	0.431%	3,080,000	3,080,085
Volkswagen Auto Loan Enhanced Trust Series 2013-2 Class A3 04/20/18	0.700%	10,170,000	10,160,579
Westlake Automobile Receivables Trust Series 2014-1A Class A2(b) 05/15/17	0.700%	3,350,000	3,349,828
World Financial Network Credit Card Master Trust Series 2013-B Class A 03/16/20	0.910%	900,000	900,901
World Financial Network Credit Card Master Trust(a) Series 2014-A Class A 12/15/19	0.532%	5,345,000	5,352,050
Total Asset-Backed Securities — Non-Agency (Cost: $292,379,784)			292,553,874

U.S. Treasury Obligations 12.4%

U.S. Treasury 02/29/16	0.250%	3,395,000	3,391,817
01/15/17	0.750%	47,250,000	47,327,537
05/15/17	0.875%	7,300,000	7,309,694

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
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Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

U.S. Treasury Obligations (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/30/19	1.625%	48,882,000	48,882,000
05/31/21	2.000%	15,682,000	15,564,385
05/15/24	2.500%	39,176,800	39,121,718
02/15/44(d)	3.625%	16,153,300	17,046,771
U.S. Treasury(g) STRIPS 11/15/18	0.000%	15,742,000	14,752,064
11/15/19	0.000%	3,004,900	2,725,772
02/15/40	0.000%	21,518,800	9,031,699
11/15/41	0.000%	2,227,000	869,526
Total U.S. Treasury Obligations (Cost: $204,851,215)			206,022,983

U.S. Government & Agency Obligations 8.0%

Residual Funding Corp.(g) STRIPS 10/15/19	0.000%	25,929,000	23,393,636
10/15/20	0.000%	41,024,000	35,612,606
01/15/21	0.000%	58,868,000	50,685,584
01/15/30	0.000%	30,930,000	18,463,942
STRIPS Senior Unsecured 07/15/20	0.000%	4,667,000	4,090,103
Total U.S. Government & Agency Obligations (Cost: $129,634,645)			132,245,871

Foreign Government Obligations(h) 1.6%

Brazil 0.2%
Brazilian Government International Bond Senior Unsecured 01/20/34	8.250%	729,000	1,009,665
01/07/41	5.625%	2,416,000	2,589,662
Total			3,599,327
Colombia —%
Colombia Government International Bond Senior Unsecured 01/18/41	6.125%	520,000	622,844
France 0.1%
Electricite de France SA Subordinated Notes(a)(b) 12/31/49	5.250%	999,000	1,019,110
Italy —%
Republic of Italy Senior Unsecured 09/27/23	6.875%	535,000	680,914

Foreign Government Obligations(h) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mexico 0.5%
Mexico Government International Bond Senior Unsecured 03/15/22	3.625%	1,313,000	1,362,238
Petroleos Mexicanos 03/01/18	5.750%	4,705,000	5,304,887
06/15/35	6.625%	1,525,000	1,795,687
Total			8,462,812
Netherlands 0.2%
Petrobras Global Finance BV 03/17/44	7.250%	2,640,000	2,910,600
Philippines 0.1%
Philippine Government International Bond Senior Unsecured 10/23/34	6.375%	935,000	1,178,100
Qatar 0.4%
Nakilat, Inc. Senior Secured(b) 12/31/33	6.067%	4,885,000	5,354,717
Ras Laffan Liquefied Natural Gas Co., Ltd. III Senior Secured(b) 09/30/16	5.832%	1,153,600	1,222,816
Total			6,577,533
Turkey 0.1%
Turkey Government International Bond 01/14/41	6.000%	1,690,000	1,806,188
Uruguay —%
Uruguay Government International Bond Senior Unsecured 11/20/45	4.125%	355,000	307,963
Total Foreign Government Obligations (Cost: $26,921,745)			27,165,391

Municipal Bonds 0.9%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California 0.3%
Los Angeles Unified School District Unlimited General Obligation Bonds Build America Bonds Series 2009 07/01/34	5.750%	430,000	524,209

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
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Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of California Unlimited General Obligation Bonds Taxable Build America Bonds Series 2009 04/01/39	7.550%	2,465,000	3,667,944
Total			4,192,153
Illinois 0.2%
City of Chicago Waterworks Refunding Revenue Bonds 2nd Lien Series 2012 11/01/42	5.000%	2,320,000	2,434,283
Revenue Bonds Build America Bonds Series 2010 11/01/40	6.742%	625,000	747,807
State of Illinois Unlimited General Obligation Bonds Series 2011 03/01/16	4.961%	130,000	138,615
Total			3,320,705
Kentucky 0.2%
Kentucky Asset Liability Commission Revenue Bonds Taxable Series 2010 04/01/18	3.165%	3,108,101	3,224,531
Ohio 0.2%
JobsOhio Beverage System Taxable Revenue Bonds Series 2013-B 01/01/35	4.532%	3,315,000	3,430,693
Total Municipal Bonds (Cost: $13,604,717)			14,168,082

Preferred Debt 2.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 1.7%
Citigroup Capital XIII(a) 10/30/40	7.875%	223,850	6,200,645

Preferred Debt (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
M&T Bank Corp. 12/31/49	6.375%	270	274,050
PNC Financial Services Group, Inc. (The)(a) 12/31/49	6.125%	363,325	9,976,905
State Street Corp.(a) 12/31/49	5.900%	45,000	1,179,000
U.S. Bancorp(a) 12/31/49	6.500%	269,950	7,628,787
Wells Fargo & Co.(a) 12/31/49	5.850%	131,750	3,417,595
Total			28,676,982
Property & Casualty 0.3%
Allstate Corp. (The)(a) 01/15/53	5.100%	161,425	4,056,610
Total Preferred Debt (Cost: $31,634,177)			32,733,592

Treasury Bills 5.4%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 5.4%
U.S. Treasury Bills 08/21/14	0.010%	88,967,000	88,965,500
Total Treasury Bills (Cost: $88,963,352)			88,965,500

Money Market Funds 1.5%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.095%(i)(j)	24,354,244	24,354,244
Total Money Market Funds (Cost: $24,354,244)		24,354,244
Total Investments (Cost: $1,969,665,847)		1,988,724,431
Other Assets & Liabilities, Net		(330,866,732)
Net Assets		1,657,857,699

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
14

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Investments in Derivatives

Futures Contracts Outstanding at June 30, 2014

At June 30, 2014, securities totaling $3,299,031 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 2YR NOTE	88	USD	19,324,250	09/2014	—	(5,694)
US 5YR NOTE	97	USD	11,587,711	09/2014	—	(4,356)
US 10YR NOTE	(579)	USD	(72,474,519)	09/2014	—	(218,402)
US LONG BOND	(481)	USD	(65,987,188)	09/2014	—	(710,313)
US ULTRA T-BOND	55	USD	8,246,563	09/2014	64,871	—
Total					64,871	(938,765)

Credit Default Swap Contracts Outstanding at June 30, 2014

At June 30, 2014, securities and cash totaling $645,296 were pledged as collateral to cover open centrally cleared credit default swap contracts.

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citibank	McDonald's Corp.	June 20, 2019	1.000	4,020,000	(159,855)	159,509	(1,228)	—	(1,574)
Goldman Sachs International	Bank of America Corp.	December 20, 2018	1.000	1,095,000	(19,923)	6,549	(335)	—	(13,709)
Goldman Sachs International	Bank of America Corp.	June 20, 2019	1.000	7,110,000	(121,772)	101,472	(2,173)	—	(22,473)
Goldman Sachs International	Barclays Bank, PLC	June 20, 2019	1.000	770,000	(13,648)	8,360	(235)	—	(5,523)
JPMorgan	Barclays Bank, PLC	June 20, 2019	1.000	4,265,000	(75,596)	71,240	(1,303)	—	(5,659)
Morgan Stanley*	CDX North America Investment Grade 22-V1	June 20, 2019	1.000	42,445,000	(42,109)	—	(12,969)	—	(55,078)
Total								—	(104,016)

*Centrally cleared swap contract

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
15

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Interest Rate Swap Contracts Outstanding at June 30, 2014

At June 30, 2014, securities and cash totaling $434,467 were pledged as collateral to cover open centrally cleared interest rate swap contracts.

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	0.8250	March 4, 2017	USD	29,835,000	(103)	—	(51,762)
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	0.8340	March 7, 2017	USD	89,400,000	(423)	—	(171,103)
Morgan Stanley*	3-Month USD LIBOR-BBA	Pay	1.6335	March 7, 2019	USD	54,480,000	(463)	356,408	—
Total								356,408	(222,865)

*Centrally cleared swap contract

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the value of these securities amounted to $137,217,779 or 8.28% of net assets.

(c)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(d)  This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts and swap contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(e)  Represents a security purchased on a when-issued or delayed delivery basis.

(f)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(g)  Zero coupon bond.

(h)  Principal and interest may not be guaranteed by the government.

(i)  The rate shown is the seven-day current annualized yield at June 30, 2014.

(j)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	147,591,061	396,541,487	(519,778,304)	24,354,244	28,518	24,354,244

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

CMO  Collateralized Mortgage Obligation

NPFGC  National Public Finance Guarantee Corporation

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
16

Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at June 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes	—	406,016,677	—	406,016,677
Residential Mortgage-Backed Securities — Agency	—	511,146,616	—	511,146,616
Residential Mortgage-Backed Securities — Non-Agency	—	28,830,274	892,399	29,722,673
Commercial Mortgage-Backed Securities — Non-Agency	—	154,595,671	1,975,198	156,570,869
Asset-Backed Securities — Agency	—	67,058,059	—	67,058,059
Asset-Backed Securities — Non-Agency	—	292,553,874	—	292,553,874
U.S. Treasury Obligations	178,643,923	27,379,060	—	206,022,983
U.S. Government & Agency Obligations	—	132,245,871	—	132,245,871
Foreign Government Obligations	—	27,165,391	—	27,165,391
Municipal Bonds	—	14,168,082	—	14,168,082
Preferred Debt	32,733,592	—	—	32,733,592
Total Bonds	211,377,515	1,661,159,575	2,867,597	1,875,404,687
Short-Term Securities
Treasury Bills	88,965,500	—	—	88,965,500
Total Short-Term Securities	88,965,500	—	—	88,965,500
Mutual Funds
Money Market Funds	24,354,244	—	—	24,354,244
Total Mutual Funds	24,354,244	—	—	24,354,244
Investments in Securities	324,697,259	1,661,159,575	2,867,597	1,988,724,431
Derivatives
Assets
Futures Contracts	64,871	—	—	64,871
Swap Contracts	—	356,408	—	356,408
Liabilities
Futures Contracts	(938,765)	—	—	(938,765)
Swap Contracts	—	(326,881)	—	(326,881)
Total	323,823,365	1,661,189,102	2,867,597	1,987,880,064

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Core Bond Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and commercial mortgage backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management's determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
8,765,205	—	—	8,765,205

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Core Bond Fund

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,945,311,603)	$1,964,370,187
Affiliated issuers (identified cost $24,354,244)	24,354,244
Total investments (identified cost $1,969,665,847)	1,988,724,431
Cash	156,582
Premiums paid on outstanding swap contracts	989
Receivable for:
Investments sold	58,564,917
Investments sold on a delayed delivery basis	29,570,854
Capital shares sold	4,883
Dividends	162,708
Interest	7,473,359
Reclaims	1,573
Variation margin	96,072
Expense reimbursement due from Investment Manager	1,475
Trustees' deferred compensation plan	6,465
Total assets	2,084,764,308
Liabilities
Unrealized depreciation on swap contracts	48,938
Premiums received on outstanding swap contracts	347,130
Payable for:
Investments purchased	76,368,529
Investments purchased on a delayed delivery basis	345,098,860
Capital shares purchased	3,961,213
Variation margin	229,226
Investment management fees	605,370
Distribution and/or service fees	685
Transfer agent fees	85,267
Administration fees	91,637
Chief compliance officer expenses	267
Other expenses	63,022
Trustees' deferred compensation plan	6,465
Total liabilities	426,906,609
Net assets applicable to outstanding capital stock	$1,657,857,699
Represented by
Paid-in capital	$1,640,195,452
Undistributed net investment income	16,365,864
Accumulated net realized loss	(16,917,834)
Unrealized appreciation (depreciation) on:
Investments	19,058,584
Futures contracts	(873,894)
Swap contracts	29,527
Total — representing net assets applicable to outstanding capital stock	$1,657,857,699
The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Core Bond Fund

Statement of Assets and Liabilities (continued)

June 30, 2014 (Unaudited)

Class 1
Net assets	$1,654,439,450
Shares outstanding	167,525,741
Net asset value per share	$9.88
Class 2
Net assets	$3,418,249
Shares outstanding	346,476
Net asset value per share	$9.87

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Core Bond Fund

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Net investment income
Income:
Dividends — unaffiliated issuers	$974,634
Dividends — affiliated issuers	28,518
Interest	20,759,536
Foreign taxes withheld	(3,146)
Total income	21,759,542
Expenses:
Investment management fees	3,666,212
Distribution and/or service fees
Class 2	2,946
Transfer agent fees
Class 1	515,944
Class 2	707
Administration fees	553,846
Compensation of board members	32,302
Custodian fees	16,070
Printing and postage fees	10,304
Professional fees	43,544
Chief compliance officer expenses	509
Other	12,924
Total expenses	4,855,308
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(7,364)
Total net expenses	4,847,944
Net investment income	16,911,598
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	11,684,344
Futures contracts	(4,786,384)
Swap contracts	(2,359,926)
Net realized gain	4,538,034
Net change in unrealized appreciation (depreciation) on:
Investments	50,972,960
Futures contracts	(3,694,958)
Swap contracts	1,593,870
Net change in unrealized appreciation (depreciation)	48,871,872
Net realized and unrealized gain	53,409,906
Net increase in net assets resulting from operations	$70,321,504

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Core Bond Fund

Statement of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Operations
Net investment income	$16,911,598	$19,322,908
Net realized gain (loss)	4,538,034	(21,680,975)
Net change in unrealized appreciation (depreciation)	48,871,872	(30,657,655)
Net increase (decrease) in net assets resulting from operations	70,321,504	(33,015,722)
Distributions to shareholders
Net investment income
Class 1	(19,608,808)	—
Class 2	(34,727)	—
Total distributions to shareholders	(19,643,535)	—
Increase (decrease) in net assets from capital stock activity	(170,442,147)	1,810,617,599
Total increase (decrease) in net assets	(119,764,178)	1,777,601,877
Net assets at beginning of period	1,777,621,877	20,000
Net assets at end of period	$1,657,857,699	$1,777,621,877
Undistributed net investment income	$16,365,864	$19,097,801

(a) For the period from April 30, 2013 (commencement of operations) to December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Core Bond Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	41	400	201,653,336	1,969,160,931
Distributions reinvested	1,986,708	19,608,807	—	—
Redemptions	(19,512,861)	(191,985,506)	(16,602,483)	(159,974,830)
Net increase (decrease)	(17,526,112)	(172,376,299)	185,050,853	1,809,186,101
Class 2 shares
Subscriptions	196,925	1,931,227	162,406	1,567,291
Distributions reinvested	3,522	34,727	—	—
Redemptions	(3,234)	(31,802)	(14,143)	(135,793)
Net increase	197,213	1,934,152	148,263	1,431,498
Total net increase (decrease)	(17,328,899)	(170,442,147)	185,199,116	1,810,617,599

(a) For the period from April 30, 2013 (commencement of operations) to December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Core Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Class 1	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)
Per share data
Net asset value, beginning of period	$9.60		$10.00
Income from investment operations:
Net investment income	0.10		0.12
Net realized and unrealized gain (loss)	0.30		(0.52)
Total from investment operations	0.40		(0.40)
Less distributions to shareholders:
Net investment income	(0.12)		—
Total distributions to shareholders	(0.12)		—
Net asset value, end of period	$9.88		$9.60
Total return	4.15%		(4.00%)
Ratios to average net assets(b)
Total gross expenses	0.56	%(c)	0.57	%(c)
Total net expenses(d)	0.56	%(c)	0.57	%(c)
Net investment income	1.96	%(c)	1.91	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,654,439		$1,776,191
Portfolio turnover	185	%(e)	350	%(e)

Notes to Financial Highlights

(a)  For the period from April 30, 2013 (commencement of operations) to December 31, 2013.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 99% for the six months ended June 30, 2014 and 258% for the period ended December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Core Bond Fund

Financial Highlights (continued)

Class 2	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)
Per share data
Net asset value, beginning of period	$9.59		$10.00
Income from investment operations:
Net investment income	0.08		0.11
Net realized and unrealized gain (loss)	0.30		(0.52)
Total from investment operations	0.38		(0.41)
Less distributions to shareholders:
Net investment income	(0.10)		—
Total distributions to shareholders	(0.10)		—
Net asset value, end of period	$9.87		$9.59
Total return	3.98%		(4.10%)
Ratios to average net assets(b)
Total gross expenses	0.82	%(c)	0.82	%(c)
Total net expenses(d)	0.82	%(c)	0.82	%(c)
Net investment income	1.72	%(c)	1.69	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3,418		$1,431
Portfolio turnover	185	%(e)	350	%(e)

Notes to Financial Highlights

(a)  For the period from April 30, 2013 (commencement of operations) to December 31, 2013.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 99% for the six months ended June 30, 2014 and 258% for the period ended December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements

June 30, 2014 (Unaudited)

Note 1. Organization

Columbia Variable Portfolio — Core Bond Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Short-term securities within 60 days to maturity are valued at amortized cost, which approximates market value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in

Semiannual Report 2014
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Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to

Semiannual Report 2014
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Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to increase or decrease its credit exposure to a single issuer of debt securities. Additionally, credit default swap contracts were used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Semiannual Report 2014
29

Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to gain exposure to or protect itself from market rate changes. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2014:

Columbia Variable Portfolio — Core Bond Fund

June 30, 2014

			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Centrally Cleared Swap Contracts(c)	50,408	—	50,408	48,707	—	—	1,701

Semiannual Report 2014
30

Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(d)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount($)(e)
Liability Derivatives:
Over-the-Counter Swap Contracts(f)	396,068	—	396,068	—	—	—	396,068
Centrally Cleared Swap Contracts(g)	48,707	—	48,707	48,707	—	—	—
Total	444,775	—	444,775	48,707	—	—	396,068

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Centrally cleared swaps are included within receivable for variation margin on the Statement of Assets and Liabilities.

(d) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(e) Represents the net amount due to counterparties in the event of default.

(f) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received. (g) Centrally cleared swaps are included within payable for variation margin on the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at June 30, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	64,871	*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	356,408	*
Interest rate risk	Premiums paid on outstanding swap contracts	989
Total		422,268
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	104,016	*
Credit risk	Premiums received on outstanding swap contracts	347,130
Interest rate risk	Net assets — unrealized depreciation on futures contracts	938,765	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	222,865	*
Total		1,612,776

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the period ended June 30, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	(2,397,770)	(2,397,770)
Interest rate risk	(4,786,384)	37,844	(4,748,540)
Total	(4,786,384)	(2,359,926)	(7,146,310)

Semiannual Report 2014
31

Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	(104,016)	(104,016)
Interest rate risk	(3,694,958)	133,543	(3,561,415)
Total	(3,694,958)	29,527	(3,665,431)

The following table is a summary of the average outstanding volume by derivative instrument for the period ended June 30, 2014.

Derivative Instrument	Average Notional Amounts($)*
Futures contracts — Long	57,684,020
Futures contracts — Short	169,573,760
Credit default Swap Contracts — buy protection	85,542,500
Derivative Instrument	Average Unrealized Appreciation($)*	Average Unrealized Depreciation($)*
Interest rate swaps	391,746	290,335

*Based on the ending quarterly outstanding amounts for the period ended March 31, 2014.

Delayed Delivery Securities

The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Funds since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. The Fund may also invest in stripped mortgage-backed securities. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO. As a result of the prepayments the daily interest accrual factor is adjusted periodically (typically, each month) to reflect the paydown of principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer or credit enhancer defaults on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments

Semiannual Report 2014
32

Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses

General expenses of the Trust are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.43% to 0.30% as the Fund's net assets increase. The annualized effective investment management fee rate for the six months ended June 30, 2014 was 0.43% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as

Semiannual Report 2014
33

Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

the Fund's net assets increase. The annualized effective administration fee rate for the six months ended June 30, 2014 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. This Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.56%	0.57%
Class 2	0.81	0.82

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At June 30, 2014, the cost of investments for federal income tax purposes was approximately $1,969,666,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$23,392,000
Unrealized depreciation	(4,333,000)
Net unrealized appreciation	$19,059,000

The following capital loss carryforwards, determined as of December 31, 2013 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	17,149,526

Semiannual Report 2014
34

Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives but including mortgage dollar rolls, aggregated to $3,345,471,989 and $3,293,304,304, respectively, for the six months ended June 30, 2014, of which $2,833,795,991 and $2,889,906,723, respectively, were U.S. government securities. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At June 30, 2014, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the six months ended June 30, 2014.

Note 9. Significant Risks

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Semiannual Report 2014
35

Columbia Variable Portfolio — Core Bond Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Semiannual Report 2014
36

Columbia Variable Portfolio — Core Bond Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Variable Portfolio — Core Bond Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4, 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's voluntary agreement to limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined by the independent third-party data provider). This agreement may be terminated at any time by the Investment Manager in its sole discretion;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Semiannual Report 2014
37

Columbia Variable Portfolio — Core Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board also considered the Investment Manager's performance and reputation generally; the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are both ranked in the third quintiles, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense

Semiannual Report 2014
38

Columbia Variable Portfolio — Core Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's

Semiannual Report 2014
39

Columbia Variable Portfolio — Core Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Semiannual Report 2014
40

Columbia Variable Portfolio — Core Bond Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2014
41

Columbia Variable Portfolio — Core Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is make available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1877 D (8/14)

Semiannual Report

June 30, 2014

Columbia Variable Portfolio — Small Cap Value Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Small Cap Value Fund

Performance Overview	2
Portfolio Overview	3
Understanding Your Fund's Expenses	4
Portfolio of Investments	5
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Board Consideration and Approval of Advisory Agreement	23
Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Columbia Variable Portfolio — Small Cap Value Fund

Performance Overview

(Unaudited)

Performance Summary

>  Columbia Variable Portfolio — Small Cap Value Fund (the Fund) Class 2 shares returned 5.74% for the six-month period that ended June 30, 2014.

>  The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned 4.20% for the same time period.

Average Annual Total Returns (%) (for period ended June 30, 2014)

	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class 1	05/19/98	5.82	24.14	18.55	8.94
Class 2	06/01/00	5.74	23.90	18.36	8.76
Russell 2000 Value Index		4.20	22.54	19.88	8.24

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Semiannual Report 2014
2

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio Overview

(Unaudited)

Top Ten Holdings (%) (at June 30, 2014)
Greif, Inc., Class A	1.2
Highwoods Properties, Inc.	1.1
Esterline Technologies Corp.	1.0
Dana Holding Corp.	1.0
Stone Energy Corp.	1.0
IDACORP, Inc.	1.0
Symetra Financial Corp.	0.9
Hancock Holding Co.	0.9
Fresh Del Monte Produce, Inc.	0.9
Southwest Gas Corp.	0.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at June 30, 2014)
Common Stocks	97.4
Consumer Discretionary	10.4
Consumer Staples	3.0
Energy	7.6
Financials	33.6
Health Care	4.3
Industrials	13.0
Information Technology	12.3
Materials	5.7
Telecommunication Services	0.6
Utilities	6.9
Exchange-Traded Funds	0.3
Money Market Funds	2.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Portfolio Management

Jeremy Javidi, CFA

John Barrett, CFA

Semiannual Report 2014
3

Columbia Variable Portfolio — Small Cap Value Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

January 1, 2014 – June 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,058.20	1,020.43	4.49	4.41	0.88
Class 2	1,000.00	1,000.00	1,057.40	1,019.54	5.41	5.31	1.06

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Semiannual Report 2014
4

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments

June 30, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common Stocks 97.8%

Issuer	Shares	Value ($)
Consumer Discretionary 10.4%
Auto Components 2.3%
Cooper Tire & Rubber Co.	46,830	1,404,900
Dana Holding Corp.	160,376	3,916,382
Fuel Systems Solutions, Inc.(a)	79,955	890,699
Gentherm, Inc.(a)	38,689	1,719,726
Remy International, Inc.	48,579	1,134,319
Total		9,066,026
Distributors 0.2%
VOXX International Corp.(a)	83,735	787,946
Diversified Consumer Services 0.9%
K12, Inc.(a)	50,757	1,221,721
Steiner Leisure Ltd.(a)	31,340	1,356,708
Universal Technical Institute, Inc.	71,341	866,080
Total		3,444,509
Hotels, Restaurants & Leisure 0.4%
Life Time Fitness, Inc.(a)	33,730	1,644,000
Household Durables 0.7%
Cavco Industries, Inc.(a)	14,577	1,243,418
Hooker Furniture Corp.	44,440	717,262
UCP Inc., Class A(a)	74,040	1,012,127
Total		2,972,807
Internet & Catalog Retail 0.2%
PetMed Express, Inc.	48,428	652,810
Leisure Products 0.6%
Malibu Boats, Inc., Class A(a)	52,559	1,056,436
Smith & Wesson Holding Corp.(a)	97,460	1,417,068
Total		2,473,504
Multiline Retail 0.3%
Tuesday Morning Corp.(a)	65,874	1,173,875
Specialty Retail 2.5%
Children's Place, Inc. (The)	34,570	1,715,709
Citi Trends, Inc.(a)	54,838	1,176,824
Destination Maternity Corp.	51,210	1,166,052
Finish Line, Inc., Class A (The)	78,360	2,330,426
Haverty Furniture Companies, Inc.	48,242	1,212,321
Pier 1 Imports, Inc.	143,200	2,206,712
Total		9,808,044

Common Stocks (continued)

Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 2.3%
Columbia Sportswear Co.	24,785	2,048,480
Deckers Outdoor Corp.(a)	26,550	2,292,062
G-III Apparel Group Ltd.(a)	23,860	1,948,408
Steven Madden Ltd.(a)	84,250	2,889,775
Total		9,178,725
Total Consumer Discretionary		41,202,246
Consumer Staples 3.0%
Food & Staples Retailing 0.5%
Andersons, Inc. (The)	38,535	1,987,636
Food Products 2.2%
Chiquita Brands International, Inc.(a)	109,520	1,188,292
Darling Ingredients, Inc.(a)	155,840	3,257,056
Fresh Del Monte Produce, Inc.	111,909	3,430,011
John B. Sanfilippo & Son, Inc.	26,105	690,999
Total		8,566,358
Personal Products 0.3%
Inter Parfums, Inc.	47,382	1,400,138
Total Consumer Staples		11,954,132
Energy 7.6%
Energy Equipment & Services 2.4%
Dawson Geophysical Co.	44,522	1,275,555
Gulf Island Fabrication, Inc.	57,035	1,227,393
Newpark Resources, Inc.(a)	144,671	1,802,601
Tesco Corp.	87,450	1,866,183
TGC Industries, Inc.(a)	62,275	339,399
Tidewater, Inc.	50,833	2,854,273
Total		9,365,404
Oil, Gas & Consumable Fuels 5.2%
Alpha Natural Resources, Inc.(a)	281,720	1,045,181
Arch Coal, Inc.	266,861	974,043
Bill Barrett Corp.(a)	77,630	2,078,931
Comstock Resources, Inc.	84,870	2,447,651
Energy XXI Bermuda Ltd.	85,374	2,017,388
Goodrich Petroleum Corp.(a)	114,560	3,161,856
Rex Energy Corp.(a)	72,674	1,287,056
Stone Energy Corp.(a)	82,119	3,842,348
VAALCO Energy, Inc.(a)	143,977	1,040,954

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
5

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Common Stocks (continued)

Issuer	Shares	Value ($)
Western Refining, Inc.	39,120	1,468,956
World Fuel Services Corp.	27,270	1,342,502
Total		20,706,866
Total Energy		30,072,270
Financials 33.8%
Banks 12.4%
Ameris Bancorp(a)	96,968	2,090,630
BancFirst Corp.	31,812	1,969,163
BankUnited, Inc.	74,873	2,506,748
Banner Corp.	19,843	786,378
Bridge Bancorp, Inc.	22,940	550,331
Bryn Mawr Bank Corp.	71,421	2,079,779
Capital City Bank Group, Inc.	88,453	1,285,222
Cascade Bancorp(a)	293,008	1,526,572
Chemical Financial Corp.	66,459	1,866,169
Columbia Banking System, Inc.	81,479	2,143,712
Community Trust Bancorp, Inc.	51,587	1,765,307
First Citizens BancShares Inc., Class A	8,438	2,067,310
First Commonwealth Financial Corp.	234,908	2,165,852
First Financial Corp.	81,889	2,636,007
First NBC Bank Holding Co.(a)	33,945	1,137,497
FirstMerit Corp.	80,150	1,582,962
Glacier Bancorp, Inc.	34,910	990,746
Hancock Holding Co.	99,664	3,520,132
Heritage Financial Corp.	27,396	440,802
Hudson Valley Holding Corp.	47,532	857,953
Investors Bancorp, Inc.	260,184	2,875,033
Merchants Bancshares, Inc.	58,759	1,879,113
Northrim BanCorp, Inc.	78,270	2,001,364
Sterling Bancorp	115,060	1,380,720
Synovus Financial Corp.	67,760	1,651,989
TowneBank	53,941	847,413
Union Bankshares Corp.	60,050	1,540,282
Wintrust Financial Corp.	69,527	3,198,242
Total		49,343,428
Capital Markets 0.7%
GFI Group, Inc.	210,237	697,987
INTL FCStone, Inc.(a)	99,935	1,990,705
Total		2,688,692

Common Stocks (continued)

Issuer	Shares	Value ($)
Consumer Finance 0.6%
Cash America International, Inc.	52,283	2,322,934
Diversified Financial Services 0.8%
Interactive Brokers Group, Inc., Class A	76,124	1,772,928
Pico Holdings, Inc.(a)	54,879	1,303,925
Total		3,076,853
Insurance 6.7%
American Equity Investment Life Holding Co.	120,800	2,971,680
Argo Group International Holdings Ltd.	56,353	2,880,202
Baldwin & Lyons, Inc., Class B	55,628	1,442,990
EMC Insurance Group, Inc.	43,570	1,341,085
FBL Financial Group, Inc., Class A	35,379	1,627,434
Hanover Insurance Group, Inc. (The)	44,555	2,813,648
Horace Mann Educators Corp.	73,310	2,292,404
National Western Life Insurance Co., Class A	9,402	2,344,953
Navigators Group, Inc. (The)(a)	23,980	1,607,859
Safety Insurance Group, Inc.	31,855	1,636,710
Symetra Financial Corp.	159,625	3,629,872
United Fire Group, Inc.	66,550	1,951,246
Total		26,540,083
Real Estate Investment Trusts (REITs) 10.0%
AG Mortgage Investment Trust, Inc.	87,465	1,655,712
Apollo Residential Mortgage, Inc.	83,790	1,400,969
Associated Estates Realty Corp.	102,039	1,838,743
Brandywine Realty Trust	187,820	2,929,992
Campus Crest Communities, Inc.	159,978	1,385,409
CareTrust REIT, Inc.(a)	22,802	451,480
Chesapeake Lodging Trust	96,993	2,932,098
Cousins Properties, Inc.	238,291	2,966,723
CYS Investments, Inc.	261,210	2,356,114
Highwoods Properties, Inc.	98,770	4,143,402
LaSalle Hotel Properties	82,690	2,918,130
National Health Investors, Inc.	35,497	2,220,692
Post Properties, Inc.	37,180	1,987,643
Potlatch Corp.	61,257	2,536,040
Rexford Industrial Realty, Inc.	69,893	995,276
Sabra Health Care REIT, Inc.	70,250	2,016,878
Sunstone Hotel Investors, Inc.	176,816	2,639,863

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
6

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Common Stocks (continued)

Issuer	Shares	Value ($)
Terreno Realty Corp.	109,207	2,110,971
Total		39,486,135
Thrifts & Mortgage Finance 2.6%
Bank Mutual Corp.	249,280	1,445,824
BankFinancial Corp.	125,538	1,401,004
Brookline Bancorp, Inc.	166,240	1,557,669
MGIC Investment Corp.(a)	124,863	1,153,734
Washington Federal, Inc.	128,895	2,891,115
Westfield Financial, Inc.	107,259	800,152
WSFS Financial Corp.	17,465	1,286,647
Total		10,536,145
Total Financials		133,994,270
Health Care 4.3%
Biotechnology 0.3%
Ariad Pharmaceuticals, Inc.(a)	225,520	1,436,562
Health Care Equipment & Supplies 0.5%
Masimo Corp.(a)	81,684	1,927,742
Health Care Providers & Services 2.4%
Centene Corp.(a)	9,440	713,759
Chemed Corp.	27,883	2,613,195
Ensign Group, Inc. (The)	22,802	708,686
Molina Healthcare, Inc.(a)	63,210	2,821,062
Owens & Minor, Inc.	74,100	2,517,918
Total		9,374,620
Pharmaceuticals 1.1%
Impax Laboratories, Inc.(a)	105,850	3,174,442
Supernus Pharmaceuticals, Inc.(a)	110,432	1,209,230
Total		4,383,672
Total Health Care		17,122,596
Industrials 13.0%
Aerospace & Defense 2.0%
Esterline Technologies Corp.(a)	34,030	3,917,533
KEYW Holding Corp. (The)(a)	124,360	1,563,205
Orbital Sciences Corp.(a)	87,443	2,583,941
Total		8,064,679
Airlines 0.4%
Skywest, Inc.	136,864	1,672,478

Common Stocks (continued)

Issuer	Shares	Value ($)
Building Products 0.5%
Universal Forest Products, Inc.	38,300	1,848,741
Commercial Services & Supplies 1.5%
Ennis, Inc.	65,292	996,356
Steelcase, Inc., Class A	169,400	2,563,022
Unifirst Corp.	22,160	2,348,960
Total		5,908,338
Construction & Engineering 0.2%
Layne Christensen Co.(a)	54,519	725,103
Electrical Equipment 1.2%
General Cable Corp.	102,770	2,637,078
GrafTech International Ltd.(a)	204,818	2,142,397
Total		4,779,475
Machinery 5.9%
Albany International Corp., Class A	33,985	1,290,071
Altra Industrial Motion Corp.	59,587	2,168,371
Briggs & Stratton Corp.	96,481	1,974,001
Dynamic Materials Corp.	59,068	1,307,175
EnPro Industries, Inc.(a)	27,876	2,039,408
FreightCar America, Inc.	45,538	1,140,271
Gorman-Rupp Co.	32,426	1,146,908
Hardinge, Inc.	46,840	592,526
Kadant, Inc.	36,286	1,395,197
LB Foster Co., Class A	45,184	2,445,358
Lydall, Inc.(a)	22,666	620,368
Mueller Industries, Inc.	90,968	2,675,369
Standex International Corp.	31,373	2,336,661
Titan International, Inc.	68,193	1,147,006
Twin Disc, Inc.	35,538	1,174,531
Total		23,453,221
Road & Rail 1.1%
Heartland Express, Inc.	72,173	1,540,172
Werner Enterprises, Inc.	105,748	2,803,379
Total		4,343,551
Trading Companies & Distributors 0.2%
Houston Wire & Cable Co.	61,370	761,602
Total Industrials		51,557,188

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
7

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Common Stocks (continued)

Issuer	Shares	Value ($)
Information Technology 12.4%
Communications Equipment 1.2%
Digi International, Inc.(a)	80,300	756,426
Harmonic, Inc.(a)	190,478	1,420,966
Plantronics, Inc.	24,890	1,195,964
Polycom, Inc.(a)	113,340	1,420,150
Total		4,793,506
Electronic Equipment, Instruments & Components 1.0%
GSI Group, Inc.(a)	104,997	1,336,612
MTS Systems Corp.	17,409	1,179,634
OSI Systems, Inc.(a)	20,280	1,353,690
Total		3,869,936
Internet Software & Services 0.5%
j2 Global, Inc.	39,936	2,031,145
IT Services 1.5%
Global Cash Access Holdings, Inc.(a)	118,137	1,051,419
Lionbridge Technologies, Inc.(a)	161,470	959,132
MoneyGram International, Inc.(a)	109,188	1,608,339
TeleTech Holdings, Inc.(a)	73,850	2,140,912
Total		5,759,802
Semiconductors & Semiconductor Equipment 5.7%
Audience, Inc.(a)	61,410	734,464
Entegris, Inc.(a)	204,630	2,812,639
Fairchild Semiconductor International, Inc.(a)	75,450	1,177,020
Integrated Device Technology, Inc.(a)	158,140	2,444,844
International Rectifier Corp.(a)	74,010	2,064,879
IXYS Corp.	94,216	1,160,741
M/A-COM Technology Solutions Holdings, Inc.(a)	69,554	1,563,574
Microsemi Corp.(a)	64,800	1,734,048
MKS Instruments, Inc.	58,475	1,826,759
OmniVision Technologies, Inc.(a)	93,458	2,054,207
RF Micro Devices, Inc.(a)	263,210	2,524,184
Silicon Image, Inc.(a)	233,160	1,175,126
Spansion, Inc., Class A(a)	52,100	1,097,747
Total		22,370,232
Software 2.5%
EnerNOC, Inc.(a)	79,272	1,502,204
ePlus, Inc.(a)	15,850	922,470

Common Stocks (continued)

Issuer	Shares	Value ($)
Mentor Graphics Corp.	153,820	3,317,897
Netscout Systems, Inc.(a)	42,570	1,887,554
Progress Software Corp.(a)	29,440	707,738
Silver Spring Networks, Inc.(a)	53,670	715,421
Tangoe, Inc.(a)	66,360	999,382
Total		10,052,666
Total Information Technology		48,877,287
Materials 5.8%
Chemicals 3.4%
A. Schulman, Inc.	58,120	2,249,244
Kraton Performance Polymers, Inc.(a)	79,931	1,789,655
LSB Industries, Inc.(a)	43,648	1,818,812
Olin Corp.	74,677	2,010,305
OM Group, Inc.	83,153	2,696,652
Tronox Ltd., Class A	104,993	2,824,312
Total		13,388,980
Containers & Packaging 1.2%
Greif, Inc., Class A	85,149	4,645,729
Metals & Mining 1.2%
Hecla Mining Co.	431,910	1,490,090
Olympic Steel, Inc.	68,576	1,697,256
Stillwater Mining Co.(a)	91,290	1,602,139
Total		4,789,485
Total Materials		22,824,194
Telecommunication Services 0.6%
Diversified Telecommunication Services 0.2%
magicJack VocalTec Ltd.(a)	58,280	881,194
Wireless Telecommunication Services 0.4%
Shenandoah Telecommunications Co.	45,244	1,378,132
Total Telecommunication Services		2,259,326
Utilities 6.9%
Electric Utilities 3.3%
Allete, Inc.	36,419	1,870,116
El Paso Electric Co.	70,640	2,840,434
IDACORP, Inc.	64,400	3,724,252
MGE Energy, Inc.	42,190	1,666,927
Portland General Electric Co.	90,045	3,121,860
Total		13,223,589

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
8

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Common Stocks (continued)

Issuer	Shares	Value ($)
Gas Utilities 2.1%
Laclede Group, Inc. (The)	57,351	2,784,391
Southwest Gas Corp.	64,661	3,413,454
WGL Holdings, Inc.	49,520	2,134,312
Total		8,332,157
Multi-Utilities 1.5%
Avista Corp.	83,170	2,787,858
Vectren Corp.	71,905	3,055,963
Total		5,843,821
Total Utilities		27,399,567
Total Common Stocks (Cost: $321,882,783)		387,263,076

Exchange-Traded Funds 0.3%

	Shares	Value ($)
iShares Russell 2000 Value ETF	11,690	1,207,109
Total Exchange-Traded Funds (Cost: $1,132,550)		1,207,109

Money Market Funds 2.3%

Columbia Short-Term Cash Fund, 0.095%(b)(c)	9,285,263	9,285,263
Total Money Market Funds (Cost: $9,285,263)		9,285,263
Total Investments (Cost: $332,300,596)		397,755,448
Other Assets & Liabilities, Net		(1,513,549)
Net Assets		396,241,899

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at June 30, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	11,068,316	41,890,637	(43,673,690)	9,285,263	3,226	9,285,263

Abbreviation Legend

MGIC  Mortgage Guaranty Insurance Corporation

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
9

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
10

Columbia Variable Portfolio — Small Cap Value Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at June 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	41,202,246	—	—	41,202,246
Consumer Staples	11,954,132	—	—	11,954,132
Energy	30,072,270	—	—	30,072,270
Financials	133,994,270	—	—	133,994,270
Health Care	17,122,596	—	—	17,122,596
Industrials	51,557,188	—	—	51,557,188
Information Technology	48,877,287	—	—	48,877,287
Materials	22,824,194	—	—	22,824,194
Telecommunication Services	2,259,326	—	—	2,259,326
Utilities	27,399,567	—	—	27,399,567
Exchange-Traded Funds	1,207,109	—	—	1,207,109
Total Equity Securities	388,470,185	—	—	388,470,185
Mutual Funds
Money Market Funds	9,285,263	—	—	9,285,263
Total Mutual Funds	9,285,263	—	—	9,285,263
Investments in Securities	397,755,448	—	—	397,755,448
Total	397,755,448	—	—	397,755,448

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
11

Columbia Variable Portfolio — Small Cap Value Fund

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments, at value
Unaffiliated issuers (identified cost $323,015,333)	$388,470,185
Affiliated issuers (identified cost $9,285,263)	9,285,263
Total investments (identified cost $332,300,596)	397,755,448
Receivable for:
Investments sold	220,492
Capital shares sold	227,579
Dividends	540,265
Reclaims	4,983
Expense reimbursement due from Investment Manager	21,640
Trustees' deferred compensation plan	45,879
Total assets	398,816,286
Liabilities
Payable for:
Investments purchased	1,798,927
Capital shares purchased	267,144
Investment management fees	262,185
Distribution and/or service fees	81,282
Transfer agent fees	19,912
Administration fees	26,551
Chief compliance officer expenses	50
Other expenses	72,457
Trustees' deferred compensation plan	45,879
Total liabilities	2,574,387
Net assets applicable to outstanding capital stock	$396,241,899
Represented by
Paid-in capital	$265,270,977
Undistributed net investment income	2,945,135
Accumulated net realized gain	62,570,881
Unrealized appreciation (depreciation) on:
Investments	65,454,852
Foreign currency translations	54
Total — representing net assets applicable to outstanding capital stock	$396,241,899
Class 1
Net assets	$8,060,539
Shares outstanding	372,281
Net asset value per share	$21.65
Class 2
Net assets	$388,181,360
Shares outstanding	18,003,743
Net asset value per share	$21.56

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
12

Columbia Variable Portfolio — Small Cap Value Fund

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Net investment income
Income:
Dividends — unaffiliated issuers	$3,206,100
Dividends — affiliated issuers	3,226
Total income	3,209,326
Expenses:
Investment management fees	1,505,059
Distribution and/or service fees
Class 2	466,631
Transfer agent fees
Class 1	2,317
Class 2	111,989
Administration fees	152,413
Compensation of board members	15,221
Custodian fees	18,681
Printing and postage fees	38,000
Professional fees	16,477
Chief compliance officer expenses	103
Other	3,691
Total expenses	2,330,582
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(310,815)
Total net expenses	2,019,767
Net investment income	1,189,559
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	16,537,754
Net realized gain	16,537,754
Net change in unrealized appreciation (depreciation) on:
Investments	3,929,806
Foreign currency translations	(5)
Net change in unrealized appreciation (depreciation)	3,929,801
Net realized and unrealized gain	20,467,555
Net increase in net assets resulting from operations	$21,657,114

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
13

Columbia Variable Portfolio — Small Cap Value Fund

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations
Net investment income	$1,189,559	$1,825,059
Net realized gain	16,537,754	48,733,437
Net change in unrealized appreciation (depreciation)	3,929,801	52,133,320
Net increase in net assets resulting from operations	21,657,114	102,691,816
Distributions to shareholders
Net investment income
Class 1	—	(81,752)
Class 2	—	(3,409,393)
Total distributions to shareholders	—	(3,491,145)
Increase (decrease) in net assets from capital stock activity	(13,457,723)	(30,353,275)
Total increase in net assets	8,199,391	68,847,396
Net assets at beginning of period	388,042,508	319,195,112
Net assets at end of period	$396,241,899	$388,042,508
Undistributed net investment income	$2,945,135	$1,755,576

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
14

Columbia Variable Portfolio — Small Cap Value Fund

Statements of Changes in Net Assets (continued)

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	27,961	567,218	71,472	1,230,784
Distributions reinvested	—	—	4,395	81,752
Redemptions	(50,804)	(1,043,250)	(1,013,265)	(17,843,148)
Net decrease	(22,843)	(476,032)	(937,398)	(16,530,612)
Class 2 shares
Subscriptions	615,084	12,540,351	1,859,711	34,089,320
Distributions reinvested	—	—	183,795	3,409,393
Redemptions	(1,244,207)	(25,522,042)	(2,852,960)	(51,321,376)
Net decrease	(629,123)	(12,981,691)	(809,454)	(13,822,663)
Total net decrease	(651,966)	(13,457,723)	(1,746,852)	(30,353,275)

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
15

Columbia Variable Portfolio — Small Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Six Months Ended June 30, 2014		Year Ended December 31,
Class 1	(Unaudited)		2013		2012	2011		2010		2009
Per share data
Net asset value, beginning of period	$20.46		$15.41		$14.59	$17.53		$14.01		$11.35
Income from investment operations:
Net investment income	0.08		0.11		0.16	0.12		0.13		0.12
Net realized and unrealized gain (loss)	1.11		5.14		1.44	(1.04)		3.58		2.70
Total from investment operations	1.19		5.25		1.60	(0.92)		3.71		2.82
Less distributions to shareholders:
Net investment income	—		(0.20)		(0.07)	(0.17)		(0.19)		(0.14)
Net realized gains	—		—		(0.71)	(1.85)		—		(0.02)
Total distributions to shareholders	—		(0.20)		(0.78)	(2.02)		(0.19)		(0.16)
Net asset value, end of period	$21.65		$20.46		$15.41	$14.59		$17.53		$14.01
Total return	5.82%		34.22%		11.40%	(5.96%)		26.75%		25.16%
Ratios to average net assets(a)
Total gross expenses	0.98	%(b)	0.98	%(c)	1.00%	0.98	%(c)	0.93	%(c)	0.92%
Total net expenses(d)	0.88	%(b)	0.88	%(c)	0.88%	0.90	%(c)	0.93	%(c)(e)(f)	0.92	%(e)
Net investment income	0.81	%(b)	0.63%		1.06%	0.76%		0.85%		0.99%
Supplemental data
Net assets, end of period (in thousands)	$8,061		$8,084		$20,532	$25,058		$29,529		$23,538
Portfolio turnover	20%		58%		49%	32%		39%		43%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Annualized.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  The Investment Manager reimbursed interest expense which had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
16

Columbia Variable Portfolio — Small Cap Value Fund

Financial Highlights (continued)

	Six Months Ended June 30, 2014		Year Ended December 31,
Class 2	(Unaudited)		2013		2012	2011		2010		2009
Per share data
Net asset value, beginning of period	$20.39		$15.36		$14.54	$17.49		$13.98		$11.31
Income from investment operations:
Net investment income	0.06		0.09		0.14	0.10		0.09		0.10
Net realized and unrealized gain (loss)	1.11		5.12		1.43	(1.04)		3.58		2.70
Total from investment operations	1.17		5.21		1.57	(0.94)		3.67		2.80
Less distributions to shareholders:
Net investment income	—		(0.18)		(0.04)	(0.16)		(0.16)		(0.11)
Net realized gains	—		—		(0.71)	(1.85)		—		(0.02)
Total distributions to shareholders	—		(0.18)		(0.75)	(2.01)		(0.16)		(0.13)
Net asset value, end of period	$21.56		$20.39		$15.36	$14.54		$17.49		$13.98
Total return	5.74%		34.04%		11.25%	(6.13%)		26.46%		25.00%
Ratios to average net assets(a)
Total gross expenses	1.23	%(b)	1.23	%(c)	1.25%	1.23	%(c)	1.18	%(c)	1.17%
Total net expenses(d)	1.06	%(b)	1.03	%(c)	1.03%	1.05	%(c)	1.10	%(c)(e)(f)	1.10	%(f)
Net investment income	0.62	%(b)	0.51%		0.93%	0.61%		0.61%		0.81%
Supplemental data
Net assets, end of period (in thousands)	$388,181		$379,959		$298,663	$266,172		$293,600		$436,346
Portfolio turnover	20%		58%		49%	32%		39%		43%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Annualized.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The Investment Manager reimbursed interest expense which had an impact of less than 0.01%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
17

Columbia Variable Portfolio — Small Cap Value Fund

Notes to Financial Statements

June 30, 2014 (Unaudited)

Note 1. Organization

Columbia Variable Portfolio — Small Cap Value Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by The Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds (ETFs) are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at

Semiannual Report 2014
18

Columbia Variable Portfolio — Small Cap Value Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment

Semiannual Report 2014
19

Columbia Variable Portfolio — Small Cap Value Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. The annualized effective investment management fee rate for the six months ended June 30, 2014 was 0.79% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The annualized effective administration fee rate for the six months ended June 30, 2014 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.88%	0.88%
Class 2	1.13	1.03

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid
Semiannual Report 2014
20

Columbia Variable Portfolio — Small Cap Value Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Prior to May 1, 2014, the Distributor voluntarily agreed to reimburse the Class 2 distribution fee in excess of 0.15% if the total annual Fund operating expenses applicable to Class 2 shares, including distribution fees, exceeded the annual rate of 1.03% of the average daily net assets attributable to Class 2 shares.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At June 30, 2014, the cost of investments for federal income tax purposes was approximately $332,301,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$75,528,000
Unrealized depreciation	(10,074,000)
Net unrealized appreciation	$65,454,000

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $76,589,989 and $88,621,983, respectively, for the six months ended June 30, 2014. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At June 30, 2014, three unaffiliated shareholders of record owned 93.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the six months ended June 30, 2014.

Note 9. Significant Risks

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial

Semiannual Report 2014
21

Columbia Variable Portfolio — Small Cap Value Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Semiannual Report 2014
22

Columbia Variable Portfolio — Small Cap Value Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Variable Portfolio — Small Cap Value Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4, 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's voluntary agreement to limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined by the independent third-party data provider). This agreement may be terminated at any time by the Investment Manager in its sole discretion.;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Semiannual Report 2014
23

Columbia Variable Portfolio — Small Cap Value Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2013, the Fund's performance was in the seventy-fourth, ninety-first and eighty-sixth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its net expense ratio as a

Semiannual Report 2014
24

Columbia Variable Portfolio — Small Cap Value Fund

Board Consideration and Approval of Advisory Agreement (continued)

percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the second and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates from their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Semiannual Report 2014
25

Columbia Variable Portfolio — Small Cap Value Fund

Board Consideration and Approval of Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

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Semiannual Report 2014
28

Columbia Variable Portfolio — Small Cap Value Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2014
29

Columbia Variable Portfolio — Small Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1505 E (8/14)

Semiannual Report

June 30, 2014

Columbia Variable Portfolio — Small Company
Growth Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Small Company Growth Fund

Performance Overview	2
Portfolio Overview	3
Understanding Your Fund's Expenses	4
Portfolio of Investments	5
Statement of Assets and Liabilities	10
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	17
Board Consideration and Approval of Advisory Agreement	22
Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Columbia Variable Portfolio — Small Company Growth Fund

Performance Overview

(Unaudited)

Performance Summary

>  Columbia Variable Portfolio — Small Company Growth Fund (the Fund) Class 2 shares returned -6.13% for the six-month period that ended June 30, 2014.

>  The Fund underperformed its benchmark, the Russell 2000 Growth Index, which returned 2.22% for the same time period.

Average Annual Total Returns (%) (for period ended June 30, 2014)

	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class 1	01/01/89	-6.04	14.65	16.09	6.32
Class 2	06/01/00	-6.13	14.40	15.77	6.12
Russell 2000 Growth Index		2.22	24.73	20.50	9.04

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Semiannual Report 2014
2

Columbia Variable Portfolio — Small Company Growth Fund

Portfolio Overview

(Unaudited)

Top Ten Holdings (%) (at June 30, 2014)
Align Technology, Inc.	2.1
CoStar Group, Inc.	2.0
Middleby Corp. (The)	2.0
Domino's Pizza, Inc.	1.9
On Assignment, Inc.	1.7
MAXIMUS, Inc.	1.6
Five Below, Inc.	1.6
Aspen Technology, Inc.	1.5
Watsco, Inc.	1.5
PTC, Inc.	1.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at June 30, 2014)
Common Stocks	96.8
Consumer Discretionary	22.7
Consumer Staples	2.5
Energy	4.5
Financials	6.2
Health Care	21.0
Industrials	14.3
Information Technology	22.9
Materials	1.3
Telecommunication Services	1.4
Money Market Funds	3.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Portfolio Management

Wayne Collette, CFA

Lawrence Lin, CFA

Rahul Narang

Semiannual Report 2014
3

Columbia Variable Portfolio — Small Company Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

January 1, 2014 – June 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	939.60	1,020.03	4.62	4.81	0.96
Class 2	1,000.00	1,000.00	938.70	1,018.79	5.82	6.06	1.21

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Semiannual Report 2014
4

Columbia Variable Portfolio — Small Company Growth Fund

Portfolio of Investments

June 30, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common Stocks 97.7%

Issuer	Shares	Value ($)
Consumer Discretionary 22.9%
Auto Components 0.5%
Tenneco, Inc.(a)	2,403	157,877
Diversified Consumer Services 0.4%
Capella Education Co.	2,162	117,591
Hotels, Restaurants & Leisure 5.3%
Chuy's Holdings, Inc.(a)	5,623	204,115
Diamond Resorts International, Inc.(a)	7,065	164,403
Domino's Pizza, Inc.	8,346	610,009
Fiesta Restaurant Group, Inc.(a)	8,742	405,716
Six Flags Entertainment Corp.	3,408	145,010
Sonic Corp.(a)	11,055	244,095
Total		1,773,348
Internet & Catalog Retail 1.0%
Qunar Cayman Islands Ltd., ADR(a)	4,725	134,898
RetailMeNot, Inc.(a)	8,039	213,918
Total		348,816
Leisure Products 0.3%
Malibu Boats, Inc., Class A(a)	5,380	108,138
Media 5.7%
Cumulus Media, Inc. Class A(a)	32,195	212,165
Eros International PLC(a)	11,148	169,115
Gray Television, Inc.(a)	18,288	240,122
MDC Partners, Inc., Class A	17,027	365,910
Media General, Inc.(a)	6,696	137,469
National CineMedia, Inc.	10,035	175,713
Nexstar Broadcasting Group, Inc., Class A	6,015	310,434
Rentrak Corp.(a)	5,169	271,114
Total		1,882,042
Multiline Retail 1.2%
Burlington Stores, Inc.(a)	12,270	390,922
Specialty Retail 7.5%
Cabela's, Inc.(a)	4,420	275,808
Conn's, Inc.(a)	8,387	414,234
Five Below, Inc.(a)	12,792	510,529
Lithia Motors, Inc., Class A	3,295	309,961
Lumber Liquidators Holdings, Inc.(a)	3,076	233,622
Mattress Firm Holding Corp.(a)	3,783	180,638

Common Stocks (continued)

Issuer	Shares	Value ($)
Monro Muffler Brake, Inc.	6,245	332,172
Pier 1 Imports, Inc.	14,908	229,732
Total		2,486,696
Textiles, Apparel & Luxury Goods 1.0%
Kate Spade & Co.(a)	9,030	344,404
Total Consumer Discretionary		7,609,834
Consumer Staples 2.6%
Food & Staples Retailing 1.7%
Natural Grocers by Vitamin Cottage, Inc.(a)	11,244	240,734
Pricesmart, Inc.	3,515	305,946
Total		546,680
Food Products 0.9%
Boulder Brands, Inc.(a)	10,903	154,604
Hain Celestial Group, Inc. (The)(a)	1,651	146,510
Total		301,114
Total Consumer Staples		847,794
Energy 4.6%
Oil, Gas & Consumable Fuels 4.6%
Carrizo Oil & Gas, Inc.(a)	4,425	306,476
Diamondback Energy, Inc.(a)	2,463	218,714
Rex Energy Corp.(a)	9,286	164,455
Rosetta Resources, Inc.(a)	5,198	285,110
Sanchez Energy Corp.(a)	10,012	376,351
Western Refining, Inc.	4,554	171,003
Total		1,522,109
Total Energy		1,522,109
Financials 6.2%
Banks 1.3%
BankUnited, Inc.	13,161	440,630
Capital Markets 0.7%
Financial Engines, Inc.	1,951	88,341
WisdomTree Investments, Inc.(a)	10,755	132,932
Total		221,273
Consumer Finance 1.3%
Portfolio Recovery Associates, Inc.(a)	7,075	421,175
Diversified Financial Services 0.6%
MarkeTaxess Holdings, Inc.	3,840	207,590

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
5

Columbia Variable Portfolio — Small Company Growth Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Common Stocks (continued)

Issuer	Shares	Value ($)
Real Estate Investment Trusts (REITs) 2.3%
Altisource Residential Corp.	16,841	438,371
Physicians Realty Trust	8,677	124,862
Sovran Self Storage, Inc.	2,779	214,678
Total		777,911
Total Financials		2,068,579
Health Care 21.2%
Biotechnology 5.6%
ACADIA Pharmaceuticals, Inc.(a)	4,905	110,804
Acorda Therapeutics, Inc.(a)	2,490	83,938
Alnylam Pharmaceuticals, Inc.(a)	2,211	139,669
Arrowhead Research Corp.(a)	12,968	185,572
Auspex Pharmaceuticals, Inc.(a)	5,168	115,091
Cepheid(a)	6,215	297,947
Insmed, Inc.(a)	9,239	184,595
Intercept Pharmaceuticals, Inc.(a)	760	179,839
Keryx Biopharmaceuticals, Inc.(a)	8,950	137,651
Novavax, Inc.(a)	38,546	178,082
TESARO, Inc.(a)	4,707	146,435
Ultragenyx Pharmaceutical, Inc.(a)	2,173	97,546
Total		1,857,169
Health Care Equipment & Supplies 4.8%
Align Technology, Inc.(a)	12,161	681,502
Cyberonics, Inc.(a)	3,789	236,661
DexCom, Inc.(a)	6,980	276,827
GenMark Diagnostics, Inc.(a)	9,126	123,475
Insulet Corp.(a)	7,349	291,535
Total		1,610,000
Health Care Providers & Services 4.6%
Air Methods Corp.(a)	7,860	405,969
ExamWorks Group, Inc.(a)	7,693	244,099
IPC The Hospitalist Co., Inc.(a)	4,609	203,810
LifePoint Hospitals, Inc.(a)	4,570	283,797
MWI Veterinary Supply, Inc.(a)	1,135	161,159
Team Health Holdings, Inc.(a)	4,315	215,491
Total		1,514,325
Health Care Technology 0.8%
Medidata Solutions, Inc.(a)	6,339	271,373

Common Stocks (continued)

Issuer	Shares	Value ($)
Life Sciences Tools & Services 1.3%
ICON PLC(a)	8,913	419,891
Pharmaceuticals 4.1%
AcelRx Pharmaceuticals, Inc.(a)	12,008	123,082
Akorn, Inc.(a)	11,417	379,615
Auxilium Pharmaceuticals, Inc.(a)	5,180	103,911
Horizon Pharma, Inc.(a)	6,380	100,932
Jazz Pharmaceuticals PLC(a)	1,275	187,438
Pacira Pharmaceuticals, Inc.(a)	4,303	395,273
Revance Therapeutics, Inc.(a)	2,509	85,306
Total		1,375,557
Total Health Care		7,048,315
Industrials 14.4%
Airlines 2.5%
Alaska Air Group, Inc.	2,791	265,285
JetBlue Airways Corp.(a)	15,140	164,269
Spirit Airlines, Inc.(a)	6,431	406,696
Total		836,250
Commercial Services & Supplies 0.4%
MiX Telematics Ltd., ADR(a)	11,539	115,967
Electrical Equipment 2.0%
Acuity Brands, Inc.	2,555	353,229
Generac Holdings, Inc.(a)	6,687	325,924
Total		679,153
Machinery 2.5%
Greenbrier Companies, Inc. (The)(a)	3,504	201,830
Middleby Corp. (The)(a)	7,758	641,742
Total		843,572
Professional Services 4.3%
Corporate Executive Board Co. (The)	3,943	268,991
On Assignment, Inc.(a)	15,300	544,221
TrueBlue, Inc.(a)	8,357	230,403
Wageworks, Inc.(a)	7,727	372,519
Total		1,416,134
Road & Rail 0.5%
Swift Transportation Co.(a)	5,950	150,118

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
6

Columbia Variable Portfolio — Small Company Growth Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Common Stocks (continued)

Issuer	Shares	Value ($)
Trading Companies & Distributors 2.2%
H&E Equipment Services, Inc.(a)	6,863	249,401
Watsco, Inc.	4,756	488,727
Total		738,128
Total Industrials		4,779,322
Information Technology 23.1%
Communications Equipment 1.3%
Arris Group, Inc.(a)	7,775	252,921
Infinera Corp.(a)	21,072	193,862
Total		446,783
Electronic Equipment, Instruments & Components 2.2%
Control4 Corp.(a)	8,655	169,292
FEI Co.	4,507	408,920
FLIR Systems, Inc.	4,738	164,551
Total		742,763
Internet Software & Services 6.7%
21Vianet Group, Inc., ADR(a)	7,662	229,630
CoStar Group, Inc.(a)	4,072	644,068
Cvent, Inc.(a)	5,170	150,395
Dealertrack Technologies, Inc.(a)	1,988	90,136
Gogo, Inc.(a)	6,705	131,150
OpenTable, Inc.(a)	906	93,862
Shutterstock, Inc.(a)	4,452	369,427
SPS Commerce, Inc.(a)	2,573	162,588
Web.com Group, Inc.(a)	12,376	357,295
Total		2,228,551
IT Services 3.3%
Acxiom Corp.(a)	11,253	244,078
Euronet Worldwide, Inc.(a)	6,407	309,074
MAXIMUS, Inc.	12,419	534,265
Total		1,087,417
Semiconductors & Semiconductor Equipment 3.9%
Formfactor, Inc.(a)	27,252	226,737
Microsemi Corp.(a)	6,187	165,564
Power Integrations, Inc.	2,976	171,239
RF Micro Devices, Inc.(a)	28,735	275,569
Semtech Corp.(a)	4,150	108,522

Common Stocks (continued)

Issuer	Shares	Value ($)
Spansion, Inc., Class A(a)	3,376	71,132
SunEdison, Inc.(a)	11,542	260,849
Total		1,279,612
Software 5.7%
Aspen Technology, Inc.(a)	10,662	494,717
Fortinet, Inc.(a)	10,200	256,326
Guidewire Software, Inc.(a)	6,126	249,083
PTC, Inc.(a)	12,203	473,476
Ultimate Software Group, Inc. (The)(a)	2,957	408,569
Total		1,882,171
Total Information Technology		7,667,297
Materials 1.3%
Construction Materials 0.5%
Headwaters, Inc.(a)	12,645	175,639
Metals & Mining 0.4%
Globe Specialty Metals, Inc.	6,445	133,927
Paper & Forest Products 0.4%
Louisiana-Pacific Corp.(a)	9,175	137,809
Total Materials		447,375
Telecommunication Services 1.4%
Diversified Telecommunication Services 1.4%
Cogent Communications Holdings, Inc.	13,214	456,544
Total Telecommunication Services		456,544
Total Common Stocks (Cost: $29,006,835)		32,447,169

Money Market Funds 3.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.095%(b)(c)	1,078,750	1,078,750
Total Money Market Funds (Cost: $1,078,750)		1,078,750
Total Investments (Cost: $30,085,585)		33,525,919
Other Assets & Liabilities, Net		(283,105)
Net Assets		33,242,814

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
7

Columbia Variable Portfolio — Small Company Growth Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at June 30, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	381,870	8,200,043	(7,503,163)	1,078,750	259	1,078,750

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
8

Columbia Variable Portfolio — Small Company Growth Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at June 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	7,609,834	—	—	7,609,834
Consumer Staples	847,794	—	—	847,794
Energy	1,522,109	—	—	1,522,109
Financials	2,068,579	—	—	2,068,579
Health Care	7,048,315	—	—	7,048,315
Industrials	4,779,322	—	—	4,779,322
Information Technology	7,667,297	—	—	7,667,297
Materials	447,375	—	—	447,375
Telecommunication Services	456,544	—	—	456,544
Total Equity Securities	32,447,169	—	—	32,447,169
Mutual Funds
Money Market Funds	1,078,750	—	—	1,078,750
Total Mutual Funds	1,078,750	—	—	1,078,750
Total	33,525,919	—	—	33,525,919

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Small Company Growth Fund

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments, at value
Unaffiliated issuers (identified cost $29,006,835)	$32,447,169
Affiliated issuers (identified cost $1,078,750)	1,078,750
Total investments (identified cost $30,085,585)	33,525,919
Receivable for:
Investments sold	377,129
Capital shares sold	50,787
Dividends	3,673
Expense reimbursement due from Investment Manager	5,373
Trustees' deferred compensation plan	26,818
Total assets	33,989,699
Liabilities
Payable for:
Investments purchased	630,888
Capital shares purchased	17,127
Investment management fees	21,798
Distribution and/or service fees	91
Transfer agent fees	1,655
Administration fees	2,207
Compensation of board members	22,744
Chief compliance officer expenses	6
Other expenses	23,551
Trustees' deferred compensation plan	26,818
Total liabilities	746,885
Net assets applicable to outstanding capital stock	$33,242,814
Represented by
Paid-in capital	$27,673,795
Excess of distributions over net investment income	(139,604)
Accumulated net realized gain	2,268,289
Unrealized appreciation (depreciation) on:
Investments	3,440,334
Total — representing net assets applicable to outstanding capital stock	$33,242,814

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Small Company Growth Fund

Statement of Assets and Liabilities (continued)

June 30, 2014 (Unaudited)

Class 1
Net assets	$32,805,003
Shares outstanding	1,918,132
Net asset value per share	$17.10
Class 2
Net assets	$437,811
Shares outstanding	26,246
Net asset value per share	$16.68

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
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Columbia Variable Portfolio — Small Company Growth Fund

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Net investment income
Income:
Dividends — unaffiliated issuers	$76,175
Dividends — affiliated issuers	259
Foreign taxes withheld	(780)
Total income	75,654
Expenses:
Investment management fees	139,115
Distribution and/or service fees
Class 2	549
Transfer agent fees
Class 1	10,434
Class 2	132
Administration fees	14,088
Compensation of board members	12,013
Custodian fees	8,347
Printing and postage fees	8,762
Professional fees	10,375
Chief compliance officer expenses	11
Other	863
Total expenses	204,689
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(35,038)
Total net expenses	169,651
Net investment loss	(93,997)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,755,419
Net realized gain	1,755,419
Net change in unrealized appreciation (depreciation) on:
Investments	(3,962,752)
Net change in unrealized appreciation (depreciation)	(3,962,752)
Net realized and unrealized loss	(2,207,333)
Net decrease in net assets from operations	$(2,301,330)

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
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Columbia Variable Portfolio — Small Company Growth Fund

Statement of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations
Net investment loss	$(93,997)	$(200,517)
Net realized gain	1,755,419	8,227,679
Net change in unrealized appreciation (depreciation)	(3,962,752)	4,188,733
Net increase (decrease) in net assets resulting from operations	(2,301,330)	12,215,895
Distributions to shareholders
Net investment income
Class 1	—	(37,314)
Total distributions to shareholders	—	(37,314)
Increase (decrease) in net assets from capital stock activity	(2,998,395)	(6,788,491)
Total increase (decrease) in net assets	(5,299,725)	5,390,090
Net assets at beginning of period	38,542,539	33,152,449
Net assets at end of period	$33,242,814	$38,542,539
Excess of distributions over net investment income	$(139,604)	$(45,607)

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Small Company Growth Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	46,423	791,699	75,026	1,244,581
Distributions reinvested	—	—	2,321	37,314
Redemptions	(220,328)	(3,787,884)	(507,898)	(7,915,087)
Net decrease	(173,905)	(2,996,185)	(430,551)	(6,633,192)
Class 2 shares
Subscriptions	2,599	46,250	13,925	194,858
Redemptions	(2,834)	(48,460)	(22,003)	(350,157)
Net decrease	(235)	(2,210)	(8,078)	(155,299)
Total net decrease	(174,140)	(2,998,395)	(438,629)	(6,788,491)

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
14

Columbia Variable Portfolio — Small Company Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Six Months Ended June 30, 2014		Year Ended December 31,
Class 1	(Unaudited)		2013	2012	2011	2010		2009
Per share data
Net asset value, beginning of period	$18.20		$12.97	$11.58	$12.26	$9.55		$7.60
Income from investment operations:
Net investment loss	(0.05)		(0.09)	(0.02)	(0.08)	(0.06)		(0.03)
Net realized and unrealized gain (loss)	(1.05)		5.34	1.41	(0.60)	2.77		1.98
Total from investment operations	(1.10)		5.25	1.39	(0.68)	2.71		1.95
Less distributions to shareholders:
Net investment income	—		(0.02)	—	—	—		—
Total distributions to shareholders	—		(0.02)	—	—	—		—
Net asset value, end of period	$17.10		$18.20	$12.97	$11.58	$12.26		$9.55
Total return	(6.04%)		40.47%	12.00%	(5.55%)	28.38%		25.66%
Ratios to average net assets(a)
Total gross expenses	1.16	%(b)	1.14%	1.12%	1.21%	1.01%		1.09%
Total net expenses(c)	0.96	%(b)	0.97%	0.99%	0.98%	0.90	%(d)	0.80	%(d)
Net investment loss	(0.53	%)(b)	(0.55%)	(0.13%)	(0.66%)	(0.55%)		(0.33%)
Supplemental data
Net assets, end of period (in thousands)	$32,805		$38,072	$32,714	$38,578	$50,324		$45,884
Portfolio turnover	74%		127%	116%	106%	134%		112%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Annualized.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
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Columbia Variable Portfolio — Small Company Growth Fund

Financial Highlights (continued)

	Six Months Ended June 30, 2014		Year Ended December 31,
Class 2	(Unaudited)		2013	2012	2011	2010		2009
Per share data
Net asset value, beginning of period	$17.77		$12.69	$11.36	$12.06	$9.42		$7.52
Income from investment operations:
Net investment loss	(0.07)		(0.12)	(0.05)	(0.11)	(0.08)		(0.05)
Net realized and unrealized gain (loss)	(1.02)		5.20	1.38	(0.59)	2.72		1.95
Total from investment operations	(1.09)		5.08	1.33	(0.70)	2.64		1.90
Net asset value, end of period	$16.68		$17.77	$12.69	$11.36	$12.06		$9.42
Total return	(6.13%)		40.03%	11.71%	(5.80%)	28.03%		25.27%
Ratios to average net assets(a)
Total gross expenses	1.41	%(b)	1.39%	1.42%	1.47%	1.26%		1.34%
Total net expenses(c)	1.21	%(b)	1.22%	1.24%	1.23%	1.15	%(d)	1.05	%(d)
Net investment loss	(0.78	%)(b)	(0.79%)	(0.44%)	(0.91%)	(0.81%)		(0.53%)
Supplemental data
Net assets, end of period (in thousands)	$438		$471	$438	$2,061	$2,316		$1,251
Portfolio turnover	74%		127%	116%	106%	134%		112%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Annualized.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
16

Columbia Variable Portfolio — Small Company Growth Fund

Notes to Financial Statements

June 30, 2014 (Unaudited)

Note 1. Organization

Columbia Variable Portfolio — Small Company Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the

NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Semiannual Report 2014
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Columbia Variable Portfolio — Small Company Growth Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund's management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. The annualized effective investment management fee rate for the six months ended June 30, 2014 was 0.79% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and

Semiannual Report 2014
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Columbia Variable Portfolio — Small Company Growth Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The annualized effective administration fee rate for the six months ended June 30, 2014 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Funds pay no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.96%	0.96%
Class 2	1.21	1.21

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At June 30, 2014, the cost of investments for federal income tax purposes was approximately $30,086,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$4,858,000
Unrealized depreciation	(1,418,000)
Net unrealized appreciation	$3,440,000

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Semiannual Report 2014
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Columbia Variable Portfolio — Small Company Growth Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, aggregated to $25,935,279 and $29,441,128, respectively, for the six months ended June 30, 2014. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At June 30, 2014, two unaffiliated shareholders of record owned 80.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the six months ended June 30, 2014.

Note 9. Significant Risks

Consumer Discretionary Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector.

Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

Health Care Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the

Semiannual Report 2014
20

Columbia Variable Portfolio — Small Company Growth Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Semiannual Report 2014
21

Columbia Variable Portfolio — Small Company Growth Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Variable Portfolio — Small Company Growth Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4, 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's voluntary agreement to limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined by the independent third-party data provider). This agreement may be terminated at any time by the Investment Manager in its sole discretion;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Semiannual Report 2014
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Columbia Variable Portfolio — Small Company Growth Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2013, performance was in the fifty-seventh, seventy-fourth and ninetieth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the

Semiannual Report 2014
23

Columbia Variable Portfolio — Small Company Growth Fund

Board Consideration and Approval of Advisory Agreement (continued)

Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the first and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates from their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Semiannual Report 2014
24

Columbia Variable Portfolio — Small Company Growth Fund

Board Consideration and Approval of Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

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Columbia Variable Portfolio — Small Company Growth Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2014
29

Columbia Variable Portfolio — Small Company Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1510 E (8/14)

Semiannual Report

June 30, 2014

Columbia Variable Portfolio — Strategic Income Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Strategic Income Fund

Performance Overview	2
Portfolio Overview	3
Understanding Your Fund's Expenses	4
Portfolio of Investments	5
Statement of Assets and Liabilities	35
Statement of Operations	37
Statement of Changes in Net Assets	38
Financial Highlights	40
Notes to Financial Statements	42
Board Consideration and Approval of Advisory Agreement	52
Important Information About This Report	57

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Performance Overview

(Unaudited)

>  Columbia Variable Portfolio — Strategic Income Fund (the Fund) Class 2 shares returned 5.38% for the six-month period that ended June 30, 2014.

>  The Fund underperformed its Blended Benchmark, which returned 5.57% for the same time period.

>  The Fund outperformed the Barclays U.S. Government/Credit Bond Index, which returned 3.94% for the same six-month period.

Average Annual Total Returns (%) (for period ended June 30, 2014)

	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class 1	07/05/94	5.59	8.05	9.06	7.07
Class 2	06/01/00	5.38	7.82	8.79	6.83
Blended Benchmark		5.57	8.60	8.62	7.10
Barclays U.S. Government/Credit Bond Index		3.94	4.28	5.09	4.94

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of a 35% weighting of the Barclays U.S. Aggregate Bond Index, a 35% weighting of the Bank of America Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond Index — Unhedged (Citigroup Non U.S. WGBI — Unhedged) and a 15% weighting of the JPMorgan Emerging Markets Bond Index (EMBI) — Global. The Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and nonconvertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The BofAML U.S. High Yield Cash Pay Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. The Citigroup Non-U.S. WGBI — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds, securities aimed principally at noninstitutional investors and private placement-type securities. The JPMorgan EMBI — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.

The Barclays U.S. Government/Credit Bond Index tracks the performance of U.S. government and corporate bonds rated investment grade or better, with maturities of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio Overview

(Unaudited)

Portfolio Breakdown (%) (at June 30, 2014)
Asset-Backed Securities — Non-Agency	3.5
Commercial Mortgage-Backed Securities — Non-Agency	3.1
Common Stocks	0.0	(a)
Financials	0.0	(a)
Corporate Bonds & Notes	41.3
Foreign Government Obligations	22.4
Inflation-Indexed Bonds	2.6
Money Market Funds	2.6
Municipal Bonds	0.2
Residential Mortgage-Backed Securities — Agency	6.0
Residential Mortgage-Backed Securities — Non-Agency	10.5
Senior Loans	4.6
U.S. Treasury Obligations	3.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Quality Breakdown (%) (at June 30, 2014)
AAA rating	10.0
AA rating	1.2
A rating	4.1
BBB rating	16.3
BB rating	18.2
B rating	23.6
CCC rating	6.5
Not rated	20.1
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the median rating of Moody's, S&P, and Fitch, as available. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by one of these agencies, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

Portfolio Management

Colin Lundgren, CFA

Brian Lavin, CFA

Zach Pandl

Gene Tannuzzo, CFA

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

January 1, 2014 – June 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,055.90	1,021.47	3.42	3.36	0.67
Class 2	1,000.00	1,000.00	1,053.80	1,020.23	4.68	4.61	0.92

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments

June 30, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 42.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.7%
ADS Tactical, Inc. Senior Secured(b) 04/01/18	11.000%	1,185,000	1,119,825
Bombardier, Inc.(b) Senior Unsecured 04/15/19	4.750%	486,000	494,505
03/15/20	7.750%	278,000	314,182
10/15/22	6.000%	558,000	571,950
01/15/23	6.125%	1,595,000	1,638,862
Northrop Grumman Corp. Senior Unsecured 03/15/21	3.500%	3,045,000	3,167,494
TransDigm, Inc. 10/15/20	5.500%	83,000	84,361
TransDigm, Inc.(b) 07/15/22	6.000%	245,000	251,738
07/15/24	6.500%	1,845,000	1,921,106
Total			9,564,023
Airlines 0.1%
Allegiant Travel Co. 07/15/19	5.500%	761,000	773,366
Automotive 0.6%
American Axle & Manufacturing, Inc. 02/15/19	5.125%	647,000	679,350
03/15/21	6.250%	612,000	657,900
Chrysler Group LLC/Co-Issuer, Inc. Secured 06/15/19	8.000%	1,347,000	1,463,179
06/15/21	8.250%	765,000	864,450
General Motors Co. Senior Unsecured(b) 10/02/23	4.875%	2,385,000	2,510,212
Jaguar Land Rover Automotive PLC(b) 12/15/18	4.125%	735,000	757,050
02/01/23	5.625%	867,000	921,188
Tenneco, Inc. 08/15/18	7.750%	16,000	16,680
Titan International, Inc. Senior Secured 10/01/20	6.875%	365,000	370,475
Total			8,240,484
Banking 1.3%
Agromercantil Senior Trust(b) 04/10/19	6.250%	725,000	757,625

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Ally Financial, Inc. 03/15/20	8.000%		4,243,000	5,155,245
09/15/20	7.500%		791,000	953,155
Bank of America Corp. Senior Unsecured 07/24/23	4.100%		1,185,000	1,229,872
Citigroup, Inc. Senior Unsecured 06/16/24	3.750%		1,170,000	1,173,267
Goldman Sachs Group, Inc. (The) Senior Unsecured(c) 07/08/24	3.850%		1,155,000	1,153,475
Grupo Aval Ltd.(b) 09/26/22	4.750%		500,000	494,375
Industrial Senior Trust(b) 11/01/22	5.500%		400,000	400,000
JPMorgan Chase & Co. Senior Unsecured 05/13/24	3.625%		1,225,000	1,229,911
Morgan Stanley Senior Unsecured 10/22/20	11.500%	BRL	2,515,000	1,189,774
04/29/24	3.875%		750,000	759,090
Popular, Inc. Senior Unsecured(c) 07/01/19	7.000%		238,000	241,570
Royal Bank of Scotland Group PLC Subordinated Notes 05/28/24	5.125%		795,000	807,242
Synovus Financial Corp. Senior Unsecured 02/15/19	7.875%		1,564,000	1,790,780
Total				17,335,381
Brokerage/Asset Managers/Exchanges 0.3%
E*TRADE Financial Corp. Senior Unsecured 11/15/19	6.375%		1,021,000	1,105,233
Nuveen Investments, Inc.(b) Senior Unsecured 10/15/17	9.125%		720,000	780,300
10/15/20	9.500%		1,391,000	1,648,335
Total				3,533,868
Building Materials 0.7%
Allegion US Holding Co., Inc.(b) 10/01/21	5.750%		789,000	830,423

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Builders & Contractors Supply Co., Inc. Senior Unsecured(b) 04/15/21	5.625%	1,704,000	1,763,640
Building Materials Corp. of America Senior Unsecured(b) 05/01/21	6.750%	1,355,000	1,460,012
Gibraltar Industries, Inc. 02/01/21	6.250%	272,000	282,880
HD Supply, Inc. 07/15/20	7.500%	1,895,000	2,070,287
07/15/20	11.500%	500,000	601,250
Interface, Inc. 12/01/18	7.625%	536,000	562,800
Nortek, Inc. 04/15/21	8.500%	786,000	868,530
Turkiye Sise ve Cam Fabrikalari AS Senior Unsecured(b) 05/09/20	4.250%	472,000	456,519
Total			8,896,341
Cable and Satellite 1.6%
CCO Holdings LLC/Capital Corp. 04/30/21	6.500%	505,000	537,825
09/30/22	5.250%	904,000	917,560
02/15/23	5.125%	1,440,000	1,452,600
CSC Holdings, Inc. Senior Unsecured 11/15/21	6.750%	2,488,000	2,749,240
Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(b) 09/15/20	6.375%	849,000	902,063
DISH DBS Corp. 09/01/19	7.875%	2,212,000	2,626,750
06/01/21	6.750%	1,089,000	1,241,460
07/15/22	5.875%	1,095,000	1,188,075
DigitalGlobe, Inc. 02/01/21	5.250%	1,720,000	1,702,800
Mediacom Broadband LLC/Corp.(b) 04/15/21	5.500%	161,000	163,013
NBCUniversal Media LLC 04/01/21	4.375%	1,195,000	1,318,709
Numericable Group SA(b) Senior Secured 05/15/19	4.875%	1,030,000	1,057,037
05/15/22	6.000%	1,903,000	1,979,120
05/15/24	6.250%	216,000	225,450
Time Warner Cable, Inc. 09/15/42	4.500%	15,000	14,602

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Videotron Ltd. 07/15/22	5.000%	2,267,000	2,329,342
Virgin Media Secured Finance PLC Senior Secured(b) 04/15/21	5.375%	519,000	544,950
Total			20,950,596
Chemicals 1.1%
Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(b) 05/01/21	7.375%	880,000	960,520
Celanese U.S. Holdings LLC 10/15/18	6.625%	8,000	8,360
06/15/21	5.875%	1,104,000	1,217,160
Huntsman International LLC 11/15/20	4.875%	1,415,000	1,464,525
INEOS Group Holdings SA(b) 02/15/19	5.875%	1,177,000	1,206,425
JM Huber Corp. Senior Unsecured(b) 11/01/19	9.875%	1,175,000	1,338,031
LYB International Finance BV 07/15/23	4.000%	590,000	619,391
NOVA Chemicals Corp. Senior Unsecured(b) 08/01/23	5.250%	584,000	638,020
PQ Corp. Secured(b) 05/01/18	8.750%	5,160,000	5,598,600
Rockwood Specialties Group, Inc. 10/15/20	4.625%	429,000	445,088
Sibur Securities Ltd.(b) 01/31/18	3.914%	750,000	721,875
Total			14,217,995
Construction Machinery 1.0%
Ashtead Capital, Inc. Secured(b) 07/15/22	6.500%	745,000	810,188
CNH Industrial Capital LLC(b) 07/15/19	3.375%	889,000	882,332
Case New Holland Industrial, Inc. 12/01/17	7.875%	4,612,000	5,372,980
Columbus McKinnon Corp. 02/01/19	7.875%	381,000	406,718
H&E Equipment Services, Inc. 09/01/22	7.000%	1,541,000	1,702,805

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Rentals North America, Inc. 04/15/22	7.625%	1,445,000	1,622,012
06/15/23	6.125%	814,000	873,015
11/15/24	5.750%	722,000	749,978
Secured 07/15/18	5.750%	777,000	821,677
Total			13,241,705
Consumer Cyclical Services 0.7%
ADT Corp. (The) Senior Unsecured 07/15/22	3.500%	1,367,000	1,243,970
06/15/23	4.125%	1,250,000	1,153,125
APX Group, Inc. 12/01/20	8.750%	1,675,000	1,700,125
Senior Secured 12/01/19	6.375%	3,655,000	3,792,062
APX Group, Inc.(b) Senior Unsecured 12/01/20	8.750%	89,000	90,780
Carlson Travel Holdings, Inc. Senior Unsecured PIK(b)(c) 08/15/19	7.500%	557,000	568,140
Monitronics International, Inc. 04/01/20	9.125%	946,000	1,009,855
Total			9,558,057
Consumer Products 0.5%
Revlon Consumer Products Corp. 02/15/21	5.750%	2,056,000	2,112,540
Serta Simmons Holdings LLC Senior Unsecured(b) 10/01/20	8.125%	1,863,000	2,016,697
Spectrum Brands, Inc. 03/15/20	6.750%	309,000	331,403
11/15/20	6.375%	829,000	891,175
11/15/22	6.625%	281,000	304,183
Tempur Sealy International, Inc. 12/15/20	6.875%	308,000	337,260
Total			5,993,258
Diversified Manufacturing 0.6%
Actuant Corp. 06/15/22	5.625%	610,000	640,500
Amsted Industries, Inc.(b) 03/15/22	5.000%	961,000	961,000
Entegris, Inc.(b) 04/01/22	6.000%	1,007,000	1,037,210

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Gardner Denver, Inc. Senior Unsecured(b) 08/15/21	6.875%		1,091,000	1,145,550
Gates Global LLC/Co. Senior Unsecured(b) 07/15/22	6.000%		612,000	612,000
Hamilton Sundstrand Corp. Senior Unsecured(b) 12/15/20	7.750%		2,033,000	2,175,310
Metalloinvest Finance Ltd.(b) 07/21/16	6.500%		1,000,000	1,046,087
Total				7,617,657
Electric 1.7%
AES Corp. (The) Senior Unsecured 07/01/21	7.375%		1,441,000	1,685,970
Calpine Corp. Senior Secured(b) 01/15/22	6.000%		1,543,000	1,664,511
CenterPoint Energy Houston Electric LLC 04/01/44	4.500%		1,265,000	1,334,629
Companhia de Eletricidade do Estad 04/27/16	11.750%	BRL	1,837,000	808,546
Dominion Resources, Inc. Senior Unsecured 03/15/21	4.450%		880,000	967,208
09/15/22	2.750%		820,000	800,735
Duke Energy Corp. Senior Unsecured 09/15/21	3.550%		175,000	182,964
08/15/22	3.050%		3,642,000	3,627,388
NRG Energy, Inc.(b) 07/15/22	6.250%		2,515,000	2,659,613
Oncor Electric Delivery Co. LLC Senior Secured 06/01/42	5.300%		1,460,000	1,717,185
PPL Capital Funding, Inc. 06/01/23	3.400%		2,475,000	2,478,539
Progress Energy, Inc. Senior Unsecured 04/01/22	3.150%		2,230,000	2,236,639
Southern California Edison Co. 1st Refunding Mortgage 06/01/21	3.875%		1,330,000	1,434,342
Xcel Energy, Inc. Senior Unsecured 05/15/20	4.700%		525,000	586,470
Total				22,184,739
The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Environmental 0.1%
Clean Harbors, Inc. 08/01/20	5.250%	550,000	567,187
Corp. Azucarera del Peru SA(b) 08/02/22	6.375%	500,000	472,571
Total			1,039,758
Finance Companies 1.3%
AerCap Ireland Capital Ltd./Global Aviation Trust(b) 05/15/21	4.500%	1,339,000	1,362,432
Aircastle Ltd. Senior Unsecured 03/15/21	5.125%	608,000	629,280
CIT Group, Inc. Senior Unsecured 05/15/20	5.375%	900,000	966,093
08/15/22	5.000%	435,000	450,225
CIT Group, Inc.(b) Senior Unsecured 02/15/19	5.500%	1,616,000	1,753,360
International Lease Finance Corp. Senior Unsecured 04/15/18	3.875%	377,000	386,425
04/01/19	5.875%	359,000	394,900
05/15/19	6.250%	533,000	596,960
12/15/20	8.250%	2,026,000	2,502,110
04/15/21	4.625%	945,000	975,713
01/15/22	8.625%	1,094,000	1,372,970
Provident Funding Associates LP/Finance Corp. Senior Unsecured(b) 02/15/19	10.125%	269,000	291,865
Provident Funding Associates LP/PFG Finance Corp.(b) 06/15/21	6.750%	1,468,000	1,486,350
Springleaf Finance Corp. 12/15/17	6.900%	807,000	895,770
06/01/20	6.000%	568,000	587,880
10/01/21	7.750%	722,000	812,250
10/01/23	8.250%	498,000	567,720
iStar Financial, Inc Senior Unsecured 07/01/19	5.000%	839,000	839,000
Total			16,871,303
Food and Beverage 1.0%
Aramark Services, Inc. 03/15/20	5.750%	1,060,000	1,120,950
B&G Foods, Inc. 06/01/21	4.625%	1,733,000	1,737,332

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ConAgra Foods, Inc. Senior Unsecured 09/15/22	3.250%	2,025,000	1,993,943
Cosan Luxembourg SA(b) 03/14/23	5.000%	200,000	190,539
Darling Ingredients, Inc.(b) 01/15/22	5.375%	1,354,000	1,404,775
Diamond Foods, Inc.(b) 03/15/19	7.000%	303,000	317,393
Heineken NV Senior Unsecured(b) 04/01/22	3.400%	1,700,000	1,717,741
MHP SA(b) 04/02/20	8.250%	2,100,000	1,921,500
Pinnacle Foods Finance LLC/Corp. 05/01/21	4.875%	194,000	198,365
Post Holdings, Inc.(b) 12/15/22	6.000%	731,000	745,620
SABMiller Holdings, Inc.(b) 01/15/22	3.750%	1,045,000	1,082,061
Total			12,430,219
Gaming 1.4%
MCE Finance Ltd.(b) 02/15/21	5.000%	2,703,000	2,730,030
MGM Resorts International 03/01/18	11.375%	901,000	1,171,300
10/01/20	6.750%	176,000	196,460
12/15/21	6.625%	2,959,000	3,291,887
Penn National Gaming, Inc. Senior Unsecured(b) 11/01/21	5.875%	571,000	541,023
Pinnacle Entertainment, Inc. 08/01/21	6.375%	2,427,000	2,560,485
Seminole Tribe of Florida, Inc.(b) Senior Secured 10/01/20	6.535%	65,000	72,475
Senior Unsecured 10/01/20	7.804%	135,000	148,677
Seneca Gaming Corp.(b) 12/01/18	8.250%	1,340,000	1,423,750
Studio City Finance Ltd.(b) 12/01/20	8.500%	820,000	909,380
SugarHouse HSP Gaming LP/Finance Corp. Senior Secured(b) 06/01/21	6.375%	1,470,000	1,440,600

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tunica-Biloxi Gaming Authority Senior Unsecured(b) 11/15/15	9.000%	923,000	526,110
Wynn Macau Ltd. Senior Unsecured(b) 10/15/21	5.250%	3,332,000	3,423,630
Total			18,435,807
Health Care 2.6%
Acadia Healthcare Co., Inc.(b)(c) 07/01/22	5.125%	303,000	303,758
Amsurg Corp. 11/30/20	5.625%	419,000	423,190
Biomet, Inc. 08/01/20	6.500%	581,000	626,028
CHS/Community Health Systems, Inc.(b) 02/01/22	6.875%	1,808,000	1,916,480
Senior Secured 08/01/21	5.125%	330,000	338,250
Catamaran Corp. 03/15/21	4.750%	321,000	324,210
ConvaTec Healthcare E SA Senior Unsecured(b) 12/15/18	10.500%	2,150,000	2,327,375
DaVita HealthCare Partners, Inc. 08/15/22	5.750%	1,848,000	1,975,050
07/15/24	5.125%	1,819,000	1,830,369
Emdeon, Inc. 12/31/19	11.000%	1,275,000	1,466,250
Envision Healthcare Corp.(b) 07/01/22	5.125%	703,000	709,151
Fresenius Medical Care U.S. Finance II, Inc.(b) 07/31/19	5.625%	386,000	420,740
01/31/22	5.875%	801,000	885,105
Fresenius Medical Care U.S. Finance, Inc.(b) 09/15/18	6.500%	163,000	184,190
HCA Holdings, Inc. Senior Unsecured 02/15/21	6.250%	621,000	666,799
HCA, Inc. 02/15/22	7.500%	900,000	1,038,375
05/01/23	5.875%	1,340,000	1,401,975
Senior Secured 03/15/19	3.750%	540,000	544,725
02/15/20	6.500%	1,831,000	2,059,875
05/01/23	4.750%	795,000	794,006

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IMS Health, Inc. Senior Unsecured(b) 11/01/20	6.000%	586,000	615,300
Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured 11/01/18	10.500%	505,000	572,544
LifePoint Hospitals, Inc.(b) 12/01/21	5.500%	1,613,000	1,693,650
MPH Acquisition Holdings LLC(b) 04/01/22	6.625%	1,197,000	1,253,857
Physio-Control International, Inc. Senior Secured(b) 01/15/19	9.875%	951,000	1,050,855
STHI Holding Corp. Secured(b) 03/15/18	8.000%	403,000	427,180
Teleflex, Inc.(b) 06/15/24	5.250%	95,000	95,950
Tenet Healthcare Corp. Senior Secured 10/01/20	6.000%	1,443,000	1,565,655
04/01/21	4.500%	1,919,000	1,930,994
Senior Unsecured 04/01/22	8.125%	2,721,000	3,149,557
Tenet Healthcare Corp.(b) Senior Unsecured 03/01/19	5.000%	387,000	392,321
Total			32,983,764
Healthcare Insurance —%
Centene Corp. Senior Unsecured 05/15/22	4.750%	552,000	560,280
Home Construction 0.3%
Brookfield Residential Properties, Inc./U.S. Corp.(b) 07/01/22	6.125%	373,000	387,920
KB Home 05/15/19	4.750%	220,000	221,650
Meritage Homes Corp. 03/01/18	4.500%	575,000	590,812
04/15/20	7.150%	367,000	409,205
04/01/22	7.000%	691,000	760,964
Shea Homes LP/Funding Corp. Senior Secured 05/15/19	8.625%	706,000	769,540

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Taylor Morrison Communities, Inc./Monarch, Inc.(b) 04/15/20	7.750%	180,000	196,650
04/15/20	7.750%	706,000	771,305
04/15/21	5.250%	39,000	39,585
Total			4,147,631
Independent Energy 5.7%
Afren PLC Senior Secured(b) 12/09/20	6.625%	2,722,000	2,816,323
Antero Resources Corp.(b) 12/01/22	5.125%	844,000	867,210
Antero Resources Finance Corp. 11/01/21	5.375%	649,000	673,338
Athlon Holdings LP/Finance Corp.(b) 04/15/21	7.375%	1,854,000	2,020,860
05/01/22	6.000%	1,002,000	1,037,070
Canadian Oil Sands Ltd.(b) 04/01/22	4.500%	1,475,000	1,558,231
Carrizo Oil & Gas, Inc. 10/15/18	8.625%	1,083,000	1,141,211
Chesapeake Energy Corp. 08/15/20	6.625%	1,355,000	1,561,637
02/15/21	6.125%	2,851,000	3,193,120
03/15/23	5.750%	2,086,000	2,317,963
Cimarex Energy Co. 05/01/22	5.875%	786,000	868,530
06/01/24	4.375%	303,000	308,681
Comstock Resources, Inc. 06/15/20	9.500%	2,302,000	2,624,280
Concho Resources, Inc. 01/15/21	7.000%	875,000	960,313
01/15/22	6.500%	1,430,000	1,576,575
04/01/23	5.500%	1,141,000	1,226,575
Continental Resources, Inc. 09/15/22	5.000%	3,282,000	3,569,175
EP Energy LLC/Everest Acquisition Finance, Inc. 09/01/22	7.750%	1,207,000	1,360,892
EP Energy LLC/Finance, Inc. Senior Unsecured 05/01/20	9.375%	931,000	1,070,650
EXCO Resources, Inc. 04/15/22	8.500%	1,572,000	1,697,760
Halcon Resources Corp. 07/15/20	9.750%	414,000	451,778
05/15/21	8.875%	1,375,000	1,478,125
Hilcorp Energy I LP/Finance Co. Senior Unsecured(b)(c) 12/01/24	5.000%	619,000	619,000

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Kodiak Oil & Gas Corp. 12/01/19	8.125%		1,070,000	1,185,025
01/15/21	5.500%		2,222,000	2,316,435
02/01/22	5.500%		2,752,000	2,855,200
Laredo Petroleum, Inc. 02/15/19	9.500%		2,975,000	3,265,062
01/15/22	5.625%		1,249,000	1,291,154
05/01/22	7.375%		822,000	918,585
MEG Energy Corp.(b) 01/30/23	6.375%		674,000	716,125
03/31/24	7.000%		905,000	997,763
Novatek Finance Ltd. Senior Unsecured(b) 02/21/17	7.750%	RUB	47,000,000	1,331,120
Oasis Petroleum, Inc. 02/01/19	7.250%		1,990,000	2,109,400
11/01/21	6.500%		1,254,000	1,348,050
01/15/23	6.875%		443,000	482,870
Oasis Petroleum, Inc.(b) 03/15/22	6.875%		1,991,000	2,170,190
Parsley Energy LLC/Finance Corp. Senior Unsecured(b) 02/15/22	7.500%		2,060,000	2,199,050
QEP Resources, Inc. Senior Unsecured 03/01/21	6.875%		2,073,000	2,326,942
05/01/23	5.250%		1,766,000	1,805,735
RKI Exploration & Production LLC/Finance Corp.(b) 08/01/21	8.500%		362,000	392,770
Range Resources Corp. 03/15/23	5.000%		1,850,000	1,970,250
Rose Rock Midstream LP/ Finance Corp.(b)(c) 07/15/22	5.625%		363,000	367,538
SM Energy Co. Senior Unsecured 11/15/21	6.500%		621,000	672,233
01/01/23	6.500%		405,000	438,413
01/15/24	5.000%		806,000	801,970
SandRidge Energy, Inc. 10/15/22	8.125%		611,000	672,864
02/15/23	7.500%		218,000	236,530
Tullow Oil PLC(b) 04/15/22	6.250%		2,500,000	2,593,750
Whiting Petroleum Corp. 10/01/18	6.500%		74,000	77,145
03/15/21	5.750%		1,204,000	1,318,380
Zhaikmunai LLP 11/13/19	7.125%		1,406,000	1,529,025
Total				73,388,871

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Leisure 0.5%
AMC Entertainment, Inc. 12/01/20	9.750%	752,000	857,280
Activision Blizzard, Inc.(b) 09/15/21	5.625%	3,276,000	3,529,890
09/15/23	6.125%	272,000	299,200
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. 03/15/21	5.250%	1,000,000	1,030,000
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp.(b) 06/01/24	5.375%	414,000	419,175
Six Flags, Inc.(b)(d)(e)(f) 06/01/44	9.625%	95,000	—
Total			6,135,545
Lodging 0.5%
Choice Hotels International, Inc. 07/01/22	5.750%	431,000	462,575
Hilton Worldwide Finance/Corp.(b) 10/15/21	5.625%	3,279,000	3,483,938
Playa Resorts Holding BV Senior Unsecured(b) 08/15/20	8.000%	2,745,000	2,957,327
Total			6,903,840
Media and Entertainment 3.1%
AMC Networks, Inc. 07/15/21	7.750%	1,697,000	1,898,519
12/15/22	4.750%	1,577,000	1,577,000
British Sky Broadcasting Group PLC(b) 11/26/22	3.125%	2,735,000	2,613,530
CBS Outdoor Americas Capital LLC/Corp.(b) 02/15/22	5.250%	1,093,000	1,123,057
02/15/24	5.625%	233,000	240,573
Clear Channel Communications, Inc. PIK 02/01/21	14.000%	1,741,000	1,793,230
Clear Channel Communications, Inc. Senior Secured 03/01/21	9.000%	2,613,000	2,795,910
Clear Channel Worldwide Holdings, Inc. 03/15/20	7.625%	2,299,000	2,480,046
Senior Unsecured 11/15/22	6.500%	709,000	756,858
11/15/22	6.500%	2,647,000	2,852,142
Hughes Satellite Systems Corp. 06/15/21	7.625%	605,000	692,725
Senior Secured 06/15/19	6.500%	2,203,000	2,456,345

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Intelsat Jackson Holdings SA 08/01/23	5.500%	833,000	828,835
Senior Unsecured 04/01/21	7.500%	680,000	744,600
Intelsat Luxembourg SA 06/01/21	7.750%	2,367,000	2,506,061
06/01/23	8.125%	1,235,000	1,335,344
Lamar Media Corp. 05/01/23	5.000%	710,000	714,438
Lamar Media Corp.(b) 01/15/24	5.375%	441,000	456,435
MDC Partners, Inc.(b) 04/01/20	6.750%	1,959,000	2,066,745
Netflix, Inc. Senior Unsecured(b) 03/01/24	5.750%	381,000	398,145
Nielsen Finance Co. SARL (The)(b) 10/01/21	5.500%	1,175,000	1,219,062
Nielsen Finance LLC/Co. 10/01/20	4.500%	1,447,000	1,457,852
Nielsen Finance LLC/Co.(b)(c) 04/15/22	5.000%	618,000	622,635
Starz LLC/Finance Corp. 09/15/19	5.000%	237,000	246,776
Thomson Reuters Corp. Senior Unsecured 05/23/43	4.500%	545,000	517,955
Univision Communications, Inc.(b) 05/15/21	8.500%	825,000	914,719
Senior Secured 11/01/20	7.875%	1,680,000	1,852,200
09/15/22	6.750%	206,000	227,888
05/15/23	5.125%	2,557,000	2,707,224
Total			40,096,849
Metals 1.4%
Alpha Natural Resources, Inc. Secured(b) 08/01/20	7.500%	632,000	611,460
ArcelorMittal Senior Unsecured 03/01/21	6.000%	975,000	1,055,437
02/25/22	6.750%	3,678,000	4,114,762
Arch Coal, Inc. Secured(b) 01/15/19	8.000%	2,249,000	2,226,510
CONSOL Energy, Inc. 03/01/21	6.375%	62,000	65,875

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CONSOL Energy, Inc.(b) 04/15/22	5.875%	643,000	673,543
Calcipar SA Senior Secured(b) 05/01/18	6.875%	1,709,000	1,802,995
Constellium NV(b) 05/15/24	5.750%	391,000	410,550
Peabody Energy Corp. 11/15/21	6.250%	1,725,000	1,718,531
Samarco Mineracao SA(b) Senior Unsecured 11/01/22	4.125%	750,000	713,697
10/24/23	5.750%	2,800,000	2,939,160
Vale Overseas Ltd. 01/11/22	4.375%	1,300,000	1,334,710
Total			17,667,230
Midstream 2.4%
Access Midstream Partners LP/Finance Corp. 05/15/23	4.875%	1,388,000	1,462,605
03/15/24	4.875%	1,202,000	1,269,612
Crestwood Midstream Partners LP/Corp.(b) 03/01/22	6.125%	490,000	515,725
El Paso LLC 09/15/20	6.500%	3,024,000	3,334,910
Hiland Partners LP/Finance Corp.(b) 10/01/20	7.250%	3,445,000	3,755,050
05/15/22	5.500%	1,110,000	1,125,263
Kinder Morgan Energy Partners LP Senior Unsecured 09/01/22	3.950%	535,000	547,196
02/15/23	3.450%	725,000	703,572
MarkWest Energy Partners LP/Finance Corp. 06/15/22	6.250%	1,102,000	1,208,068
02/15/23	5.500%	1,174,000	1,250,310
07/15/23	4.500%	2,558,000	2,609,160
NiSource Finance Corp. 02/15/23	3.850%	900,000	922,940
Regency Energy Partners LP/Finance Corp. 09/01/20	5.750%	1,359,000	1,464,322
07/15/21	6.500%	1,813,000	1,976,170
Sabine Pass Liquefaction LLC Senior Secured 02/01/21	5.625%	60,000	63,450
Sabine Pass Liquefaction LLC(b) Senior Secured 03/15/22	6.250%	447,000	484,995
05/15/24	5.750%	1,462,000	1,524,135

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southern Natural Gas Co. LLC Senior Unsecured(b) 04/01/17	5.900%	4,160,000	4,676,393
Southern Star Central Corp. Senior Unsecured 03/01/16	6.750%	1,785,000	1,787,910
TransCanada PipeLines Ltd. Senior Unsecured 10/16/43	5.000%	360,000	393,476
Total			31,075,262
Natural Gas 0.2%
Sempra Energy Senior Unsecured 12/01/23	4.050%	1,590,000	1,679,693
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured 08/01/42	4.450%	1,190,000	1,193,818
Total			2,873,511
Oil Field Services 0.2%
Atwood Oceanics, Inc. Senior Unsecured 02/01/20	6.500%	622,000	663,208
Pacific Drilling SA Senior Secured(b) 06/01/20	5.375%	2,053,000	2,011,940
Total			2,675,148
Other Financial Institutions 0.1%
FTI Consulting, Inc. 11/15/22	6.000%	328,000	337,430
Icahn Enterprises LP/Finance Corp. 08/01/20	6.000%	647,000	693,099
02/01/22	5.875%	805,000	843,237
Total			1,873,766
Other Industry 0.1%
Hillman Group, Inc. (The) Senior Unsecured(b) 07/15/22	6.375%	215,000	215,000
TRI Pointe Homes, Inc. Senior Unsecured(b) 06/15/19	4.375%	455,000	456,138
Total			671,138

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other REIT 0.1%
CyrusOne LP/Finance Corp. 11/15/22	6.375%	1,085,000	1,169,088
DuPont Fabros Technology LP 09/15/21	5.875%	480,000	501,600
Total			1,670,688
Packaging 0.7%
Beverage Packaging Holdings (Luxembourg) II SA(b) 12/15/16	5.625%	346,000	354,650
06/15/17	6.000%	205,000	210,125
Plastipak Holdings, Inc. Senior Unsecured(b) 10/01/21	6.500%	1,780,000	1,877,900
Reynolds Group Issuer, Inc. LLC Senior Secured 10/15/20	5.750%	655,000	691,025
Reynolds Group Issuer, Inc./LLC 08/15/19	9.875%	2,358,000	2,611,485
02/15/21	8.250%	1,535,000	1,669,313
Sealed Air Corp.(b) 09/15/21	8.375%	384,000	439,680
Signode Industrial Group Luxembourg SA/US, Inc. Senior Unsecured(b) 05/01/22	6.375%	1,600,000	1,620,000
Total			9,474,178
Paper 0.2%
Graphic Packaging International, Inc. 04/15/21	4.750%	1,934,000	1,982,350
Pharmaceuticals 0.5%
Grifols Worldwide Operations Ltd. Senior Unsecured(b) 04/01/22	5.250%	575,000	596,562
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(b) 12/01/19	9.500%	435,000	475,238
Valeant Pharmaceuticals International, Inc.(b) 08/15/18	6.750%	786,000	846,915
10/15/20	6.375%	1,657,000	1,760,562
07/15/21	7.500%	2,472,000	2,737,740
12/01/21	5.625%	529,000	543,548
Total			6,960,565

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.7%
HUB International Ltd. Senior Unsecured(b) 10/01/21	7.875%	2,095,000	2,244,269
Liberty Mutual Group, Inc.(b) 05/01/22	4.950%	3,310,000	3,620,336
06/15/23	4.250%	3,260,000	3,378,882
Total			9,243,487
Railroads 0.3%
Florida East Coast Holdings Corp.(b) 05/01/20	9.750%	1,478,000	1,561,137
Senior Secured 05/01/19	6.750%	1,329,000	1,403,756
Panama Canal Railway Co. Senior Secured 11/01/26	7.000%	327,402	326,584
Total			3,291,477
Restaurants 0.3%
Yum! Brands, Inc. Senior Unsecured 11/01/20	3.875%	575,000	604,630
11/01/21	3.750%	970,000	999,141
11/01/23	3.875%	2,420,000	2,468,117
Total			4,071,888
Retailers 0.7%
AutoNation, Inc. 02/01/20	5.500%	88,000	97,020
Group 1 Automotive, Inc.(b) 06/01/22	5.000%	479,000	479,000
Jo-Ann Stores, Inc. Senior Unsecured(b) 03/15/19	8.125%	94,000	96,350
L Brands, Inc. 02/15/22	5.625%	2,686,000	2,907,595
Michaels Stores, Inc.(b) 12/15/20	5.875%	397,000	405,932
Quiksilver Inc./QS Wholesale Inc. 08/01/20	10.000%	269,000	270,345
Rite Aid Corp. 06/15/21	6.750%	2,270,000	2,457,275
Senior Unsecured 02/15/27	7.700%	359,000	401,183
Springs Industries, Inc. Senior Secured 06/01/21	6.250%	1,453,000	1,482,060
Total			8,596,760

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 2.0%
Alliance Data Systems Corp.(b) 12/01/17	5.250%	828,000	865,260
04/01/20	6.375%	602,000	632,100
Ancestry.com, Inc. Senior Unsecured PIK(b) 10/15/18	9.625%	962,000	993,265
Audatex North America, Inc.(b) 06/15/21	6.000%	474,000	505,995
11/01/23	6.125%	474,000	505,995
CDW LLC/Finance Corp. 04/01/19	8.500%	1,217,000	1,317,402
Cardtronics, Inc. 09/01/18	8.250%	1,143,000	1,200,150
Ceridian LLC/Comdata, Inc.(b) 11/15/17	8.125%	645,000	648,225
Equinix, Inc. Senior Unsecured 04/01/20	4.875%	398,000	407,950
07/15/21	7.000%	510,000	564,188
04/01/23	5.375%	370,000	378,325
First Data Corp. 01/15/21	12.625%	2,147,000	2,643,494
08/15/21	11.750%	571,000	677,349
First Data Corp.(b) Secured 01/15/21	8.250%	2,150,000	2,354,250
Senior Secured 06/15/19	7.375%	1,433,000	1,536,892
11/01/20	6.750%	1,053,000	1,142,505
Goodman Networks, Inc. Senior Secured
07/01/18	12.125%	252,000	276,570
Goodman Networks, Inc.(b) Senior Secured 07/01/18	12.375%	506,000	555,335
Iron Mountain, Inc. 08/15/23	6.000%	599,000	647,669
NCR Corp. 07/15/22	5.000%	1,130,000	1,144,125
NCR Corp.(b) 12/15/21	5.875%	229,000	242,740
12/15/23	6.375%	1,435,000	1,556,975
NXP BV/Funding LLC(b) 06/01/18	3.750%	1,156,000	1,158,890
Nuance Communications, Inc.(b) 08/15/20	5.375%	2,498,000	2,585,430

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
VeriSign, Inc. 05/01/23	4.625%		676,000	667,820
Total				25,208,899
Transportation Services 0.4%
Avis Budget Car Rental LLC/Finance, Inc. 03/15/20	9.750%		695,000	787,087
Concesionaria Mexiquense SA de CV (linked to Mexican Unidad de Inversion Index)(b) 12/15/35	5.950%	MXN	16,419,552	1,284,607
ERAC U.S.A. Finance LLC(b) 10/01/20	5.250%		305,000	347,431
Hertz Corp. (The) 04/15/19	6.750%		800,000	848,000
10/15/20	5.875%		260,000	271,700
01/15/21	7.375%		247,000	267,995
10/15/22	6.250%		712,000	753,830
Total				4,560,650
Wireless 2.7%
Altice SA Senior Secured(b) 05/15/22	7.750%		1,355,000	1,446,463
Comcel Trust(b) 02/06/24	6.875%		1,200,000	1,296,000
Crown Castle International Corp. Senior Unsecured 04/15/22	4.875%		1,236,000	1,277,715
01/15/23	5.250%		2,790,000	2,908,575
SBA Communications Corp. Senior Unsecured(b)(c) 07/15/22	4.875%		1,241,000	1,225,488
SBA Telecommunications, Inc. 07/15/20	5.750%		1,908,000	2,022,480
Sprint Communications, Inc.(b) 11/15/18	9.000%		3,677,000	4,458,362
03/01/20	7.000%		3,140,000	3,611,000
Sprint Corp.(b) 09/15/21	7.250%		1,660,000	1,830,150
09/15/23	7.875%		1,475,000	1,640,938
06/15/24	7.125%		587,000	622,220
T-Mobile USA, Inc. 04/28/20	6.542%		395,000	426,600
01/15/22	6.125%		648,000	687,690
04/28/22	6.731%		1,463,000	1,578,211
04/01/23	6.625%		1,064,000	1,154,440
04/28/23	6.836%		442,000	481,228
01/15/24	6.500%		648,000	692,550

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
VimpelCom Holdings BV(b) 02/13/18	9.000%	RUB	35,700,000	1,009,567
03/01/22	7.504%		1,500,000	1,618,125
Wind Acquisition Finance SA(b) 04/23/21	7.375%		1,623,000	1,732,552
Senior Secured 04/30/20	6.500%		3,436,000	3,723,765
Total				35,444,119
Wirelines 1.6%
CenturyLink, Inc. Senior Unsecured 06/15/21	6.450%		705,000	764,925
03/15/22	5.800%		2,595,000	2,702,044
12/01/23	6.750%		488,000	533,140
EarthLink Holdings Corp. Senior Secured 06/01/20	7.375%		1,079,000	1,150,484
Frontier Communications Corp. Senior Unsecured 10/01/18	8.125%		795,000	930,150
07/01/21	9.250%		564,000	675,390
04/15/22	8.750%		449,000	520,840
04/15/24	7.625%		1,486,000	1,599,308
Level 3 Communications, Inc. Senior Unsecured 02/01/19	11.875%		766,000	850,260
06/01/19	8.875%		269,000	294,219
Level 3 Financing, Inc. 04/01/19	9.375%		623,000	683,743
07/01/19	8.125%		1,008,000	1,099,980
06/01/20	7.000%		656,000	715,860
07/15/20	8.625%		545,000	610,400
Level 3 Financing, Inc.(b) 01/15/21	6.125%		1,654,000	1,771,847
Level 3 Financing, Inc.(b)(g) 01/15/18	3.823%		328,000	333,740
PAETEC Holding Corp. 12/01/18	9.875%		1,845,000	1,987,987
Telecom Italia Capital SA 06/18/19	7.175%		1,782,000	2,060,437
Telecom Italia SpA Senior Unsecured(b) 05/30/24	5.303%		342,000	342,629
Windstream Corp. 09/01/18	8.125%		50,000	52,500
08/01/23	6.375%		267,000	270,671

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zayo Group LLC/Capital, Inc. 07/01/20	10.125%	788,000	912,110
Total			20,862,664
Total Corporate Bonds & Notes (Cost: $515,467,544)			543,305,117

Residential Mortgage-Backed Securities — Agency 6.1%

Federal Home Loan Mortgage Corp.(g)(h) CMO IO Series 4174 Class SB 05/15/39	6.048%	12,340,309	2,460,349
Federal Home Loan Mortgage Corp.(g)(h)(i) CMO IO Series 2957 Class SW 04/15/35	5.848%	2,795,202	490,553
CMO IO Series 3122 Class IS 03/15/36	6.548%	2,861,588	540,891
CMO IO Series 318 Class S1 11/15/43	5.798%	9,863,064	2,228,804
CMO IO Series 3761 Class KS 06/15/40	5.848%	4,153,961	610,509
Federal Home Loan Mortgage Corp.(h) 10/01/26	8.000%	44,624	47,857
Federal Home Loan Mortgage Corp.(h)(i) CMO IO Series 304 Class C69 12/15/42	4.000%	7,364,488	1,592,145
CMO IO Series 4098 Class AI 05/15/39	3.500%	9,596,537	1,671,324
CMO IO Series 4120 Class AI 11/15/39	3.500%	6,077,768	869,523
CMO IO Series 4121 Class IA 01/15/41	3.500%	5,440,666	1,138,210
CMO IO Series 4121 Class MI 10/15/42	4.000%	6,824,570	1,776,350
CMO IO Series 4147 Class CI 01/15/41	3.500%	10,890,038	1,975,790
CMO IO Series 4213 Class DI 06/15/38	3.500%	15,050,748	2,224,082
Federal National Mortgage Association(c)(h) 07/17/29	3.000%	15,000,000	15,581,250
07/17/29 - 07/14/44	3.500%	15,500,000	16,336,172
Federal National Mortgage Association(g)(h)(i) CMO IO Series 2006-5 Class N1 08/25/34	1.986%	9,019,541	423,601
CMO IO Series 2006-5 Class N2 02/25/35	2.004%	13,430,859	867,590
CMO IO Series 2010-135 Class MS 12/25/40	5.798%	3,184,676	597,468
CMO IO Series 2013-124 Class SB 12/25/43	5.798%	9,785,200	2,121,678

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(h) 05/01/41	4.000%	461,377	491,096
04/01/38 - 05/01/40	5.000%	1,279,857	1,427,551
Federal National Mortgage Association(h)(i) CMO IO STRIPS Series 417 Class C5
02/25/43	3.500%	7,800,329	1,781,888
CMO IO Series 2012-118 Class BI 12/25/39	3.500%	9,576,772	1,666,535
CMO IO Series 2012-121 Class GI 08/25/39	3.500%	10,613,178	1,724,639
CMO IO Series 2012-129 Class IC 01/25/41	3.500%	8,155,347	1,345,635
CMO IO Series 2012-131 Class MI 01/25/40	3.500%	12,374,822	2,305,552
CMO IO Series 2012-133 Class EI 07/25/31	3.500%	3,633,215	605,546
CMO IO Series 2012-139 Class IL 04/25/40	3.500%	5,375,247	925,716
CMO IO Series 2012-96 Class CI 04/25/39	3.500%	8,113,640	1,343,306
CMO IO Series 2013-1 Class AI 02/25/43	3.500%	3,286,275	710,064
CMO IO Series 2013-6 Class MI 02/25/40	3.500%	8,167,018	1,283,817
Federal National Mortgage Association(h)(j) 06/01/27	3.000%	9,089,455	9,454,808
Total Residential Mortgage-Backed Securities — Agency (Cost: $78,171,960)			78,620,299

Residential Mortgage-Backed Securities —
Non-Agency 10.7%

Apollo Residential Mortgage Securitization Trust CMO Series 2013-1 Class A(b)(h) 05/25/47	4.000%	2,409,520	2,493,913
BCAP LLC Trust(b)(g)(h) CMO Series 2010-RR7 Class 17A7 03/26/36	5.017%	780,000	739,601
CMO Series 2012-RR11 Class 9A2 07/26/37	4.000%	4,250,486	4,312,994
CMO Series 2013-RR3 Class 6A5 03/26/36	2.473%	2,710,855	2,659,967
CMO Series 2013-RR5 Class 4A1 09/26/36	3.000%	2,105,478	2,094,705
Series 2013-RR1 Class 10A1 10/26/36	3.000%	1,211,260	1,218,956
BCAP LLC Trust(b)(h) CMO Series 2010-RR7 Class 8A6 05/26/35	5.500%	653,832	652,959

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bayview Opportunity Master Fund Trust IIB LP CMO Series 2012-6NPL Class A(b)(g)(h) 01/28/33	2.981%	1,164,434	1,164,667
CAM Mortgage Trust(b)(g)(h) CMO Series 2014-1 Class A 12/15/53	3.352%	2,934,375	2,938,248
CMO Series 2014-2 Class A 05/15/48	2.600%	11,160,000	11,160,000
Citigroup Mortgage Loan Trust, Inc.(b)(g)(h) CMO Series 2009-4 Class 9A2 03/25/36	2.616%	1,365,000	1,169,576
CMO Series 2010-2 Class 5A2A 12/25/35	5.502%	2,000,000	2,046,354
CMO Series 2010-6 Class 2A2 09/25/35	2.652%	515,000	469,384
CMO Series 2010-6 Class 3A2 07/25/36	2.612%	2,215,000	2,122,495
CMO Series 2012-3 Class 2A3 04/25/37	2.658%	1,898,736	1,837,553
CMO Series 2013-12 Class 2A3 09/25/35	4.750%	3,209,917	3,222,015
CMO Series 2013-2 Class 1A1 11/25/37	6.118%	1,654,155	1,694,855
Series 2013-11 Class 3A3 09/25/34	2.629%	3,137,999	3,029,728
Series 2014-A Class B1 01/25/35	5.439%	1,465,647	1,552,552
Citigroup Mortgage Loan Trust, Inc.(b)(h) CMO Series 2011-12 Class 3A3 09/25/47	5.593%	2,833,000	2,743,018
CMO Series 2012-A Class A 06/25/51	2.500%	2,125,611	2,060,766
Credit Suisse Mortgage Capital Certificates(b)(g)(h) CMO Series 2011-4R Class 4A7 08/27/37	4.000%	3,880,000	3,856,464
CMO Series 2011-5R Class 3A1 09/27/47	4.850%	1,909,606	1,837,932
CMO Series 2011-7R Class A1 08/28/47	1.401%	46,356	46,335
Series 2008-4R Class 3A4 01/26/38	2.781%	3,250,000	3,013,829
Series 2012-11 Class 3A2 06/29/47	1.150%	3,058,112	2,896,494
Series 2014-2R Class 18A1 01/27/37	3.000%	9,865,713	9,775,215
Series 2014-2R Class 19A1 05/27/36	3.000%	6,119,439	6,109,684
Series 2014-2R Class 30A1 04/27/37	3.000%	4,254,345	4,211,759

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Mortgage Capital Certificates(b)(h) CMO Series 2010-9R Class 10A5 04/27/37	4.000%	4,000,000	4,019,328
CMO Series 2010-9R Class 7A5 05/27/37	4.000%	3,000,000	3,010,674
Series 2010-9R Class 1A5 08/27/37	4.000%	5,200,000	4,838,345
Credit Suisse Securities (USA) LLC(b)(h) CMO Series 2014-5R Class 8A1 11/27/37	2.625%	4,931,246	4,774,062
Credit Suisse Securities (USA) LLC(f)(g)(h) 05/30/34	3.250%	12,665,369	12,665,369
Credit Suisse Securities (USA) LLC(f)(h) 05/30/34	3.958%	1,250,000	1,250,000
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust CMO Series 2003-1 Class 1A7(h) 04/25/33	5.500%	645,968	650,392
GCAT Series 2013-RP1 Class A1(b)(g)(h) 06/25/18	3.500%	10,184,729	10,236,805
GS Mortgage Securities Corp. Resecuritization Trust CMO Series 2013-1R Class A(b)(g)(h) 11/26/36	0.312%	4,734,352	4,336,701
JPMorgan Resecuritization Trust CMO Series 2010-5 Class 1A6(b)(g)(h) 04/26/37	4.500%	615,000	616,893
Nomura Resecuritization Trust CMO Series 2011-2RA Class 2A13(b)(g)(h) 07/26/35	2.504%	2,500,000	2,429,118
PennyMac Loan Trust Series 2012-NPL1 Class A(b)(g)(h) 05/28/52	3.422%	352,670	351,815
Residential Mortgage Asset Trust Series 2012-1A Class A1(b)(g)(h) 08/26/52	2.734%	819,997	823,570
Springleaf Mortgage Loan Trust CMO Series 2012-3A Class B1(b)(g)(h) 12/25/59	6.000%	1,500,000	1,559,491
US Residential Opportunity Fund Trust Series 2014-1A Class NOTE(b)(g)(h) 03/25/34	3.466%	3,297,508	3,324,053
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $136,962,545)			138,018,634

Commercial Mortgage-Backed Securities —
Non-Agency 3.2%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aventura Mall Trust Series 2013-AVM Class E(b)(g)(h) 12/05/32	3.867%	5,000,000	4,850,515
Banc of America Merrill Lynch Commercial Mortgage Securities Trust Series 2013-DSNY Class F(b)(g)(h) 09/15/26	3.652%	3,984,000	4,013,102
Commercial Mortgage Trust Series 2013-RIA4 Class A2(b)(g)(h) 11/27/28	6.000%	3,350,000	3,289,084
GS Mortgage Securities Trust Series 2007-GG10 Class AM(g)(h) 08/10/45	5.997%	9,000,000	9,478,053
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9 Class AM(h) 05/15/47	5.372%	1,900,000	2,005,028
Morgan Stanley Capital I Trust Series 2005-IQ10 Class A4A(g)(h) 09/15/42	5.230%	424,555	439,026
ORES NPL LLC(b)(h) Series 2013-LV2 Class A 09/25/25	3.081%	5,914,923	5,915,225
Series 2014-LV3 Class B 03/27/24	6.000%	3,500,000	3,495,415
Rialto Real Estate Fund LP(b)(h) Series 2013-LT2 Class A 05/22/28	2.833%	1,165,432	1,166,184
Series 2014-LT5 Class A 05/15/24	2.850%	6,624,720	6,625,270
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $40,779,083)			41,276,902

Asset-Backed Securities — Non-Agency 3.6%

A Voce CLO Ltd. Series 2014-1A Class C(b)(c)(g) 07/15/26	1.231%	4,500,000	4,307,279
American Credit Acceptance Receivables Trust Series 2012-3 Class A(b) 11/15/16	1.640%	419,691	421,170
Apidos CDO Series 2014-17A Class B(b)(g) 04/17/26	3.060%	4,000,000	3,895,908
GMAC Mortgage Home Equity Loan Trust Series 2004-HE5 Class A5 (FGIC)(g) 09/25/34	5.865%	176,141	180,717
Oak Hill Credit Partners X Ltd. Series 2014-10A Class C(b)(f)(g) 07/20/26	3.251%	5,100,000	5,100,000
The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Selene Non-Performing Loans LLC Series 2014-1A Class A(b)(g) 05/25/54	2.981%	3,500,000	3,500,175
SpringCastle America Funding LLC Series 2013-1A Class A(b) 04/03/21	3.750%	16,175,421	16,315,437
Symphony CLO Ltd. Series 2014-14A Class D2(b)(g) 07/14/26	3.600%	3,000,000	2,907,582
Vericrest Opportunity Loan Transferee Series 2014-NPL4 Class A1(b)(g) 04/27/54	2.875%	3,750,000	3,769,125
Vericrest Opportunity Loan Transferee CMO Series 2013-NPL4 Class A1(b)(g)(h) 11/25/53	3.960%	5,764,684	5,804,233
Total Asset-Backed Securities — Non-Agency (Cost: $46,200,451)			46,201,626

Inflation-Indexed Bonds(a) 2.7%

United States 2.0%
U.S. Treasury Inflation-Indexed Bond 01/15/23	0.125%		8,319,348	8,290,746
01/15/24	0.625%		10,275,111	10,647,584
02/15/43	0.625%		7,920,882	7,190,672
Total				26,129,002
Uruguay 0.7%
Uruguay Government International Bond 04/05/27	4.250%	UYU	91,334,544	4,320,299
Senior Unsecured 09/14/18	5.000%	UYU	24,805,620	1,171,835
12/15/28	4.375%	UYU	61,219,347	2,964,281
Total				8,456,415
Total Inflation-Indexed Bonds (Cost: $34,477,576)				34,585,417

U.S. Treasury Obligations 3.3%

U.S. Treasury 02/28/15	0.250%	13,202,000	13,215,928
05/31/17	0.625%	800,000	794,687
05/15/23	1.750%	485,000	459,386
02/15/24	2.750%	805,500	823,812
02/15/43	3.125%	1,475,000	1,419,918
05/15/43	2.875%	6,265,000	5,724,644
U.S. Treasury(j) 11/15/43	3.750%	18,622,000	20,111,760
Total U.S. Treasury Obligations (Cost: $40,030,284)			42,550,135

Foreign Government Obligations(a)(k) 22.8%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Argentina 0.4%
Argentina Boden Bonds 10/03/15	7.000%		995,000	962,165
Argentina Bonar Bonds 04/17/17	7.000%		797,010	744,407
Provincia de Buenos Aires Senior Unsecured 01/26/21	10.875%		500,000	486,250
Provincia de Buenos Aires(b) Senior Unsecured 01/26/21	10.875%		2,010,000	1,954,725
Provincia de Cordoba Senior Unsecured(b) 08/17/17	12.375%		880,000	847,000
Total				4,994,547
Australia 1.0%
Treasury Corp. of Victoria Local Government Guaranteed 11/15/16	5.750%	AUD	6,950,000	6,999,184
06/15/20	6.000%	AUD	5,000,000	5,385,464
Total				12,384,648
Austria 0.2%
Austria Government Bond Senior Unsecured(b) 10/19/18	1.150%	EUR	2,000,000	2,829,604
Belgium 0.1%
Belgium Government Bond(b) 06/22/24	2.600%	EUR	970,000	1,437,175
Brazil 0.9%
Brazil Notas do Tesouro Nacional Senior Notes 01/01/17	10.000%	BRL	4,100,000	1,793,991
Brazilian Government International Bond Senior Unsecured 01/05/24	8.500%	BRL	3,250,000	1,423,116
01/20/34	8.250%		2,285,000	3,164,725
Petrobras Global Finance BV 05/20/23	4.375%		500,000	481,525
Petrobras International Finance Co. 03/15/19	7.875%		1,535,000	1,789,565
01/27/21	5.375%		2,600,000	2,701,172
Total				11,354,094

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Foreign Government Obligations(a)(k) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Canada 0.4%
Canadian Government Bond 03/01/19	1.750%	CAD	5,840,000	5,526,122
Colombia 1.1%
Colombia Government International Bond Senior Unsecured 06/28/27	9.850%	COP	1,850,000,000	1,290,024
01/18/41	6.125%		2,070,000	2,479,399
Ecopetrol SA Senior Unsecured 07/23/19	7.625%		900,000	1,099,125
05/28/45	5.875%		1,000,000	1,034,280
Emgesa SA ESP Senior Unsecured 01/25/21	8.750%	COP	1,700,000,000	976,211
Empresa de Energia de Bogota SA ESP Senior Unsecured(b) 11/10/21	6.125%		1,279,000	1,400,639
Empresas Publicas de Medellin ESP Senior Unsecured(b) 02/01/21	8.375%	COP	6,854,000,000	3,866,934
Oleoducto Central SA Senior Unsecured(b) 05/07/21	4.000%		1,300,000	1,300,000
Transportadora de Gas Internacional SA ESP Senior Unsecured(b) 03/20/22	5.700%		1,119,000	1,208,291
Total				14,654,903
Croatia 0.2%
Croatia Government International Bond Senior Unsecured(b) 01/26/24	6.000%		2,849,000	3,055,553
Dominican Republic 0.9%
Banco de Reservas de La Republica Dominicana Subordinated Notes(b) 02/01/23	7.000%		1,400,000	1,456,000
Dominican Republic International Bond 02/22/19	12.000%	DOP	38,000,000	896,020
Dominican Republic International Bond(b) 07/05/19	15.000%	DOP	58,000,000	1,511,042
01/08/21	14.000%	DOP	44,702,000	1,131,176
Senior Unsecured 05/06/21	7.500%		778,000	882,860
04/20/27	8.625%		2,850,000	3,534,000
04/30/44	7.450%		2,200,000	2,355,536
Total				11,766,634

Foreign Government Obligations(a)(k) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
El Salvador 0.1%
El Salvador Government International Bond Senior Unsecured(b) 02/01/41	7.625%		600,000	630,000
France 0.5%
France Government Bond OAT 04/25/17	3.750%	EUR	1,230,000	1,853,155
10/25/18	4.250%	EUR	730,000	1,164,422
04/25/19	4.250%	EUR	2,250,000	3,631,228
Total				6,648,805
Georgia 0.2%
Georgian Railway JSC Senior Unsecured(b) 07/11/22	7.750%		2,642,000	2,959,040
Guatemala 0.3%
Guatemala Government Bond(b) Senior Unsecured 06/06/22	5.750%		2,160,000	2,324,160
02/13/28	4.875%		1,690,000	1,651,975
Total				3,976,135
Hungary 0.8%
Hungary Government International Bond Senior Unsecured 02/03/15	4.750%		80,000	81,640
02/19/18	4.125%		1,000,000	1,043,750
11/22/23	5.750%		2,792,000	3,078,180
03/25/24	5.375%		1,944,000	2,087,370
MFB Magyar Fejlesztesi Bank Zrt.(b) 10/21/20	6.250%		1,151,000	1,268,809
Magyar Export-Import Bank Zrt.(b) 02/12/18	5.500%		2,500,000	2,687,550
Total				10,247,299
Indonesia 2.2%
Indonesia Government International Bond(b) Senior Unsecured 03/13/20	5.875%		5,630,000	6,256,337
05/05/21	4.875%		1,000,000	1,052,500
04/25/22	3.750%		1,400,000	1,359,750
Indonesia Treasury Bond Senior Unsecured 06/15/15	9.500%	IDR	6,476,000,000	559,924
07/15/17	10.000%	IDR	4,979,000,000	447,291
09/15/19	11.500%	IDR	30,600,000,000	2,968,368
07/15/22	10.250%	IDR	10,680,000,000	1,004,488
09/15/24	10.000%	IDR	4,500,000,000	419,823
05/15/27	7.000%	IDR	39,480,000,000	2,930,611

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Foreign Government Obligations(a)(k) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Majapahit Holding BV(b) 08/07/19	8.000%		1,000,000	1,180,000
06/29/37	7.875%		540,000	626,400
PT Pertamina Persero(b) Senior Unsecured
05/03/22	4.875%		1,400,000	1,389,500
05/20/23	4.300%		2,212,000	2,087,575
PT Perusahaan Listrik Negara(b) Senior Unsecured 11/22/21	5.500%		6,177,000	6,478,125
10/24/42	5.250%		250,000	213,750
Total				28,974,442
Ireland 0.1%
Vnesheconombank Via VEB Finance PLC Senior Unsecured(b) 11/21/23	5.942%		1,300,000	1,304,810
Italy 0.7%
Italy Buoni Poliennali Del Tesoro 09/01/22	5.500%	EUR	700,000	1,176,571
Senior Unsecured 05/01/21	3.750%	EUR	4,020,000	6,104,752
Republic of Italy 11/15/16	2.750%	EUR	1,300,000	1,862,954
Total				9,144,277
Kazakhstan 0.4%
KazMunayGas National Co. JSC(b) Senior Unsecured 07/02/18	9.125%		1,875,000	2,259,375
04/30/23	4.400%		2,950,000	2,891,504
Total				5,150,879
Malaysia —%
Petronas Capital Ltd. 08/12/19	5.250%		75,000	85,204
Mexico 2.3%
Comision Federal de Electricidad(b) Senior Unsecured 01/15/24	4.875%		1,700,000	1,814,750
02/14/42	5.750%		300,000	318,750
Mexican Bonos 06/16/16	6.250%	MXN	14,640,000	1,189,792
12/15/16	7.250%	MXN	5,000,000	417,720
12/13/18	8.500%	MXN	44,135,000	3,937,015
06/11/20	8.000%	MXN	28,940,000	2,564,633
06/10/21	6.500%	MXN	5,250,000	433,501
06/09/22	6.500%	MXN	95,500,000	7,834,646
06/03/27	7.500%	MXN	14,720,000	1,287,107

Foreign Government Obligations(a)(k) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Mexico Government International Bond Senior Unsecured 01/11/40	6.050%		1,430,000	1,733,160
Pemex Finance Ltd. Senior Unsecured 11/15/18	9.150%		310,000	352,789
Senior Unsecured (NPFGC) 08/15/17	10.610%		174,687	196,857
Pemex Project Funding Master Trust 01/21/21	5.500%		1,000,000	1,122,500
Petroleos Mexicanos 03/01/18	5.750%		2,420,000	2,728,550
06/02/41	6.500%		700,000	813,750
Petroleos Mexicanos(b) 01/23/45	6.375%		2,000,000	2,322,500
Total				29,068,020
Morocco 0.1%
Morocco Government International Bond Senior Unsecured(b) 12/11/22	4.250%		1,045,000	1,047,613
Netherlands 0.1%
Petrobras Global Finance BV 03/17/24	6.250%		755,000	803,622
Republic of Angola Via Northern Lights III BV Senior Unsecured 08/16/19	7.000%		520,000	566,904
Total				1,370,526
New Zealand 0.5%
New Zealand Government Bond Senior Unsecured 03/15/19	5.000%	NZD	2,800,000	2,545,018
05/15/21	6.000%	NZD	3,555,000	3,427,387
Total				5,972,405
Panama 0.1%
Ena Norte Trust Pass-Through Certificates(b) 04/25/23	4.950%		1,440,475	1,480,513
Peru 0.5%
Corporacion Financiera de Desarrollo SA Senior Unsecured(b) 02/08/22	4.750%		2,300,000	2,396,891
Fondo MIVIVIENDA SA Senior Unsecured(b) 01/31/23	3.500%		1,500,000	1,425,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Foreign Government Obligations(a)(k) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Peruvian Government International Bond Senior Unsecured 05/03/16	8.375%		510,000	575,280
08/12/26	8.200%	PEN	4,000,000	1,745,821
Peruvian Government International Bond(b) Senior Unsecured 08/12/20	7.840%	PEN	1,500,000	615,603
Total				6,758,595
Philippines 0.2%
Philippine Government International Bond Senior Unsecured 01/15/21	4.950%	PHP	35,000,000	846,102
Power Sector Assets & Liabilities Management Corp.(b) Government Guaranteed 05/27/19	7.250%		720,000	864,900
12/02/24	7.390%		610,000	784,613
Total				2,495,615
Poland 0.5%
Poland Government Bond 10/24/15	6.250%	PLN	4,680,000	1,616,402
10/25/19	5.500%	PLN	7,090,000	2,613,838
Poland Government International Bond Senior Unsecured 03/23/22	5.000%		2,250,000	2,500,875
Total				6,731,115
Qatar 0.1%
Nakilat, Inc. Senior Secured(b) 12/31/33	6.067%		180,000	197,308
Qatar Government International Bond Senior Unsecured(b) 01/20/22	4.500%		600,000	659,280
Total				856,588
Republic of Namibia 0.2%
Namibia International Bonds Senior Unsecured(b) 11/03/21	5.500%		2,800,000	2,999,444
Republic of the Congo —%
Republic of Congo Senior Unsecured(g) 06/30/29	3.500%		593,108	538,625

Foreign Government Obligations(a)(k) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Romania 0.4%
Romanian Government International Bond(b) Senior Unsecured 02/07/22	6.750%		1,600,000	1,906,000
08/22/23	4.375%		2,238,000	2,288,355
01/22/24	4.875%		572,000	607,035
Total				4,801,390
Russian Federation 1.4%
Eurasian Development Bank Senior Unsecured 10/05/17	8.000%	RUB	73,100,000	2,034,063
Gazprom Neft OAO Via GPN Capital SA Senior Unsecured(b) 09/19/22	4.375%		2,200,000	2,041,754
Gazprom OAO Via Gaz Capital SA(b) Senior Unsecured 04/11/18	8.146%		1,437,000	1,650,754
03/07/22	6.510%		3,147,000	3,409,774
Russian Agricultural Bank OJSC Via RSHB Capital SA Senior Unsecured(b) 07/25/18	5.100%		1,000,000	1,005,000
Russian Foreign Bond — Eurobond(b) Senior Unsecured 04/04/22	4.500%		1,500,000	1,533,750
04/04/42	5.625%		600,000	624,750
Russian Foreign Bond — Eurobond(b)(g) Senior Unsecured 03/31/30	7.500%		3,147,575	3,645,332
Vnesheconombank Via VEB Finance PLC Senior Unsecured(b) 11/22/25	6.800%		2,190,000	2,310,450
Total				18,255,627
Serbia 0.2%
Republic of Serbia(b) 12/03/18	5.875%		1,916,000	2,035,750
South Africa 0.1%
South Africa Government International Bond Senior Unsecured 03/09/20	5.500%		430,000	470,527
Transnet SOC Ltd. Senior Unsecured(b) 07/26/22	4.000%		700,000	655,249
Total				1,125,776

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Foreign Government Obligations(a)(k) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
South Korea 0.2%
Export-Import Bank of Korea Senior Unsecured 04/11/22	5.000%		1,800,000	2,036,163
Export-Import Bank of Korea(b) 02/15/15	5.000%	IDR	2,500,000,000	207,314
Total				2,243,477
Spain 0.3%
Spain Government Bond Senior Unsecured 04/30/20	4.000%	EUR	750,000	1,165,255
04/30/21	5.500%	EUR	1,370,000	2,309,565
Spain Government Bond(b) Senior Unsecured 10/31/23	4.400%	EUR	400,000	628,964
Total				4,103,784
Trinidad and Tobago 0.5%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(b) 08/14/19	9.750%		4,990,000	6,274,925
Turkey 1.6%
Export Credit Bank of Turkey Senior Unsecured(b) 04/24/19	5.875%		2,350,000	2,498,050
Turkey Government International Bond 01/14/41	6.000%		1,700,000	1,816,875
Senior Unsecured 03/30/21	5.625%		3,050,000	3,324,500
09/26/22	6.250%		1,550,000	1,746,540
03/23/23	3.250%		1,200,000	1,104,372
02/05/25	7.375%		7,290,000	8,857,350
02/17/45	6.625%		1,250,000	1,446,875
Total				20,794,562
United Arab Emirates 0.3%
Abu Dhabi National Energy Co.(b) Senior Unsecured 12/13/21	5.875%		700,000	821,235
01/12/23	3.625%		1,400,000	1,382,500
05/06/24	3.875%		1,065,000	1,054,908
Dolphin Energy Ltd. Senior Secured(b) 12/15/21	5.500%		377,000	428,021
Total				3,686,664

Foreign Government Obligations(a)(k) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
United Kingdom 0.7%
United Kingdom Gilt 09/07/21	3.750%	GBP	620,000	1,159,526
09/07/23	2.250%	GBP	2,780,000	4,595,264
03/07/25	5.000%	GBP	1,750,000	3,604,542
Total				9,359,332
Uruguay 0.1%
Uruguay Government International Bond Senior Unsecured PIK 01/15/33	7.875%		935,000	1,271,600
Venezuela 1.7%
Petroleos de Venezuela SA 04/12/17	5.250%		8,385,000	7,081,132
11/02/17	8.500%		7,225,900	6,758,384
11/17/21	9.000%		1,504,303	1,278,507
Senior Unsecured 10/28/15	5.000%		755,556	711,356
Venezuela Government International Bond Senior Unsecured 05/07/23	9.000%		7,268,700	6,214,739
Total				22,044,118
Zambia 0.2%
Zambia Government International Bond Senior Unsecured(b) 04/14/24	8.500%		2,506,000	2,775,520
Total Foreign Government Obligations (Cost: $280,553,780)				295,215,755

Municipal Bonds 0.2%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California —%
Cabazon Band Mission Indians Revenue Bonds Series 2004(b)(d)(l)(m) 10/01/13	13.000%	350,000	178,462
Puerto Rico 0.2%
Commonwealth of Puerto Rico Unlimited General Obligation Bonds Series 2014A(m) 07/01/35	8.000%	2,950,000	2,596,029
Total Municipal Bonds (Cost: $3,093,901)			2,774,491

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Senior Loans 4.7%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Aerospace & Defense 0.1%
Doncasters U.S. Finance LLC Tranche B Term Loan(g)(n) 04/09/20	4.500%	395,002	396,238
TASC, Inc. 1st Lien Term Loan(g)(n) 05/22/20	6.500%	325,000	318,094
Total			714,332
Automotive —%
Navistar, Inc. Tranche B Term Loan(g)(n) 08/17/17	5.750%	139,500	142,116
Brokerage/Asset Managers/Exchanges 0.1%
Nuveen Investments, Inc.(g)(n) 1st Lien Tranche B Term Loan 05/13/17	4.150%	450,000	450,563
2nd Lien Tranche B Term Loan 02/28/19	6.500%	600,000	605,034
USI, Inc. Term Loan(g)(n) 12/27/19	4.250%	295,517	295,703
Total			1,351,300
Building Materials —%
Contech Engineered Solutions LLC Term Loan(g)(n) 04/29/19	6.250%	148,500	149,985
Roofing Supply Group LLC Term Loan(g)(n) 05/31/19	5.000%	220,203	220,110
Total			370,095
Cable and Satellite 0.1%
Encompass Digital Media, Inc. 1st Lien Tranche B Term Loan(g)(n) 06/06/21	6.750%	441,042	442,696
MCC Iowa LLC Tranche G Term Loan(g)(n) 01/20/20	4.000%	196,500	196,091
Mediacom Illinois LLC Tranche E Term Loan(g)(n) 10/23/17	3.130%	482,412	481,809
TWCC Holding Corp. 2nd Lien Term Loan(g)(n) 06/26/20	7.000%	250,000	247,578
Total			1,368,174

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Chemicals 0.5%
Allnex U.S.A., Inc. 2nd Lien Term Loan(g)(n) 04/03/20	8.250%	69,036	70,675
Ascend Performance Materials Operations LLC Tranche B Term Loan(g)(n) 04/10/18	6.750%	294,723	291,962
Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc. Tranche B Term Loan(g)(n) 02/01/20	4.000%	767,250	766,805
HII Holding Corp. 2nd Lien Term Loan(g)(n) 12/21/20	9.500%	500,000	510,940
Kronos Worldwide, Inc. Term Loan(g)(n) 02/18/20	4.750%	997,500	1,006,857
Nexeo Solutions LLC Term Loan(g)(n) 09/08/17	5.000%	368,283	368,283
Oxea Finance & Cy SCA 2nd Lien Term Loan(g)(n) 07/15/20	8.250%	175,000	176,458
Polymer Group, Inc. Term Loan(g)(n) 12/19/19	5.250%	997,494	1,007,469
Ravago Holdings America, Inc. Term Loan(g)(n) 12/20/20	5.500%	997,500	1,004,981
Univar, Inc. Tranche B Term Loan(g)(n) 06/30/17	5.000%	752,505	755,327
Total			5,959,757
Construction Machinery —%
Douglas Dynamics LLC Term Loan(g)(n) 04/18/18	5.750%	289,088	288,365
Consumer Cyclical Services 0.3%
Acosta, Inc. Tranche B Term Loan(g)(n) 03/02/18	4.250%	315,633	316,896
IG Investments Holdings LLC 1st Lien Tranche B Term Loan(g)(n) 10/31/19	5.250%	197,000	197,656
Monitronics International, Inc. Tranche B Term Loan(g)(n) 03/23/18	4.250%	393,994	394,608

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Pre-Paid Legal Services, Inc. Term Loan(g)(n) 07/01/19	6.250%	146,774	148,242
Quikrete Holdings, Inc. 1st Lien Term Loan(g)(n) 09/28/20	4.000%	982,525	982,830
Sabre, Inc. Tranche B Term Loan(g)(n) 02/19/19	4.250%	310,702	311,348
ServiceMaster Co. (The) Term Loan(c)(g)(n) 06/16/21	4.250%	1,000,000	998,130
Weight Watchers International, Inc. Tranche B-2 Term Loan(g)(n) 04/02/20	4.000%	543,125	430,041
Total			3,779,751
Consumer Products 0.1%
Fender Musical Instruments Corp. Term Loan(g)(n) 04/03/19	5.750%	133,500	134,501
Herff Jones, Inc. Term Loan(g)(n) 06/25/19	5.500%	531,352	534,503
Party City Holdings, Inc. Term Loan(g)(n) 07/27/19	4.000%	540,423	536,791
Total			1,205,795
Diversified Manufacturing 0.3%
Accudyne Industries LLC Term Loan(g)(n) 12/13/19	4.000%	526,707	525,016
Allflex Holdings III, Inc. 1st Lien Term Loan(g)(n) 07/17/20	4.250%	421,812	421,901
Apex Tool Group LLC Term Loan(g)(n) 01/31/20	4.500%	1,017,175	1,004,145
Filtration Group Corp. 1st Lien Term Loan(g)(n) 11/20/20	4.500%	997,494	1,003,977
Gates Global, Inc. Term Loan(c)(g)(n) 06/04/21	4.250%	325,000	323,833
IMG Worldwide, Inc.(g)(n) 1st Lien Term Loan 05/06/21	5.250%	125,000	125,750

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
2nd Lien Term Loan 05/06/22	8.250%	150,000	152,438
Ranpak Corp. 2nd Lien Term Loan(g)(n) 04/23/20	8.500%	100,000	101,875
Total			3,658,935
Electric 0.3%
Calpine Corp.(g)(n) Term Loan 04/01/18	4.000%	266,547	267,296
04/01/18	4.000%	145,500	145,909
10/09/19	4.000%	159,176	159,507
EquiPower Resources Holdings LLC(g)(n) 1st Lien Tranche B Term Loan 12/21/18	4.250%	121,834	122,520
1st Lien Tranche C Term Loan 12/31/19	4.250%	346,501	348,452
Essential Power LLC Term Loan(g)(n) 08/08/19	4.750%	189,452	190,873
FREIF North American Power I LLC(g)(n) Tranche B-1 Term Loan 03/29/19	4.750%	312,733	315,861
Tranche C-1 Term Loan 03/29/19	4.750%	51,277	51,790
NRG Energy, Inc. Term Loan(g)(n) 07/01/18	2.750%	291,066	290,312
TPF Generation Holdings LLC Term Loan(g)(n) 12/31/17	4.750%	1,590,219	1,539,538
TPF II LC LLC Term Loan(g)(n) 08/21/19	6.500%	293,130	297,527
Texas Competitive Electric Holdings Co. LLC Term Loan(g)(l)(n) 10/10/14	4.646%	624,903	514,376
Windsor Financing LLC Tranche B Term Loan(g)(n) 12/05/17	6.250%	115,487	118,374
Total			4,362,335
Environmental 0.1%
ADS Waste Holdings, Inc. Tranche B-2 Term Loan(g)(n) 10/09/19	3.750%	344,750	342,871

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Waste Industries U.S.A., Inc. Tranche B Term Loan(g)(n) 03/17/17	4.250%	246,250	246,046
Total			588,917
Food and Beverage 0.2%
AdvancePierre Foods, Inc. 1st Lien Term Loan(g)(n) 07/10/17	5.750%	738,750	738,440
Arysta LifeScience SPC LLC(g)(n) 1st Lien Term Loan 05/29/20	4.500%	74,623	74,716
2nd Lien Term Loan 11/30/20	8.250%	175,000	177,625
Big Heart Pet Brands Term Loan(g)(n) 03/09/20	3.500%	501,719	497,173
Performance Food Group, Inc. 2nd Lien Term Loan(g)(n) 11/14/19	6.250%	445,500	449,679
Total			1,937,633
Gaming 0.2%
Affinity Gaming LLC Term Loan(g)(n) 11/09/17	4.250%	91,373	91,220
Caesars Entertainment Operating Co., Inc. Tranche B-6 Term Loan(g)(n) 01/28/18	5.531%	219,557	204,765
Cannery Casino Resorts LLC 2nd Lien Term Loan(g)(n) 10/02/19	10.000%	100,000	101,950
Peppermill Casinos, Inc. Tranche B Term Loan(g)(n) 11/09/18	7.250%	393,993	402,858
ROC Finance LLC Tranche B Term Loan(g)(n) 06/20/19	5.000%	421,812	414,431
Scientific Games International, Inc. Term Loan(g)(n) 10/18/20	4.250%	373,125	368,868
Stockbridge/SBE Holdings Tranche B Term Loan(g)(n) 05/02/17	13.000%	62,500	69,687
Twin River Management Group, Inc. Term Loan(g)(n) 11/10/18	5.250%	219,444	218,141
Total			1,871,920

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Health Care 0.3%
Alere, Inc. Tranche B Term Loan(g)(n) 06/30/17	4.250%	483,995	484,905
Alliance HealthCare Services, Inc. Term Loan(g)(n) 06/03/19	4.250%	222,751	222,472
CHS/Community Health Systems, Inc.(g)(n) Tranche D Term Loan 01/27/21	4.250%	596,918	600,106
Tranche E Term Loan 01/25/17	3.478%	223,957	224,422
DaVita HealthCare Partners, Inc. Tranche B Term Loan(g)(n) 06/24/21	3.500%	350,000	351,431
IASIS Healthcare LLC Tranche B-2 Term Loan(g)(n) 05/03/18	4.500%	630,143	632,191
InVentiv Health, Inc. Term Loan(g)(n) 08/04/16	7.500%	106,379	106,645
Onex Carestream Finance LP 1st Lien Term Loan(g)(n) 06/07/19	5.000%	321,177	321,338
Quintiles Transnational Corp. Term B-3 Term Loan(g)(n) 06/08/18	3.750%	460,499	460,039
Total			3,403,549
Independent Energy —%
Samson Investment Co. 2nd Lien Tranche 1 Term Loan(g)(n) 09/25/18	5.000%	530,000	529,072
Leisure 0.1%
24 Hour Fitness Worldwide, Inc. Term Loan(g)(n) 05/28/21	4.750%	275,000	276,375
Zuffa LLC Term Loan(g)(n) 02/25/20	3.750%	664,877	664,671
Total			941,046
Media and Entertainment 0.4%
Clear Channel Communications, Inc. Tranche D Term Loan(g)(n) 01/30/19	6.900%	417,100	414,789

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Getty Images, Inc. Term Loan(g)(n) 10/18/19	4.750%	738,750	713,308
Granite Broadcasting 1st Lien Tranche B Term Loan(g)(n) 05/23/18	6.750%	104,603	104,342
Ion Media Networks, Inc. Term Loan(g)(n) 12/18/20	5.000%	995,000	998,731
Learfield Communications, Inc. 1st Lien Term Loan(g)(n) 10/09/20	4.500%	895,500	902,216
Radio One, Inc. Term Loan(g)(n) 03/31/16	7.500%	382,901	390,241
RentPath, Inc. Tranche B Term Loan(g)(n) 05/29/20	6.250%	941,741	946,449
Salem Communications Corp. Term Loan(g)(n) 03/13/20	4.500%	457,583	459,299
Univision Communications, Inc. Term Loan(g)(n) 03/01/20	4.000%	444,375	444,069
Van Wagner Communications LLC Term Loan(g)(n) 08/03/18	6.250%	145,330	146,844
Total			5,520,288
Metals 0.1%
Essar Steel Algoma, Inc. Term Loan(g)(n) 09/19/14	9.250%	122,812	122,874
FMG Resources August 2006 Proprietary Ltd. Term Loan(g)(n) 06/28/19	3.750%	732,848	733,126
Noranda Aluminum Acquisition Corp. Tranche B Term Loan(g)(n) 02/28/19	5.750%	98,737	94,953
Total			950,953
Midstream —%
Philadelphia Energy Solutions Refining and Marketing LLC Term Loan(g)(n) 04/04/18	6.250%	147,190	136,029

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Other Financial Institutions —%
AlixPartners LLP 1st Lien Tranche B-2 Term Loan(g)(n) 07/10/20	4.000%	162,190	161,825
Other Industry 0.1%
Harland Clarke Holdings Corp. Tranche B-3 Term Loan(g)(n) 05/22/18	7.000%	170,625	173,292
Sensus U.S.A., Inc.(g)(n) 1st Lien Term Loan 05/09/17	4.750%	992,328	995,633
2nd Lien Term Loan 05/09/18	8.500%	350,000	350,875
WireCo WorldGroup, Inc. Term Loan(g)(n) 02/15/17	6.000%	243,300	244,516
Total			1,764,316
Packaging —%
BWAY Holding Co. Term Loan(g)(n) 08/06/17	4.500%	559,480	560,879
Paper —%
Caraustar Industries, Inc. Term Loan(g)(n) 05/01/19	7.500%	355,253	359,029
Pharmaceuticals 0.1%
Par Pharmaceutical Companies, Inc. Tranche B-2 Term Loan(g)(n) 09/30/19	4.000%	492,528	491,563
Valeant Pharmaceuticals International, Inc.(g)(n) Tranche B-C2 Term Loan 12/11/19	3.750%	270,187	269,736
Tranche B-D2 Term Loan 02/13/19	3.750%	146,761	146,761
Total			908,060
Property & Casualty 0.1%
Alliant Holdings I LLC Term Loan(g)(n) 12/20/19	4.250%	584,262	583,824
Asurion LLC Tranche B-1 Term Loan(g)(n) 05/24/19	5.000%	411,587	413,904
Total			997,728

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Retailers 0.7%
Academy Ltd. Term Loan(g)(n) 08/03/18	4.500%	659,119	660,859
BJ's Wholesale Club, Inc. 1st Lien Term Loan(g)(n) 09/26/19	4.500%	965,408	965,910
David's Bridal, Inc. Term Loan(g)(n) 10/11/19	5.000%	1,251,755	1,209,195
Hudson's Bay Co. 1st Lien Term Loan(g)(n) 11/04/20	4.750%	1,000,000	1,012,140
J. Crew Group, Inc. Term Loan(g)(n) 03/05/21	4.000%	584,981	576,663
Jo-Ann Stores, Inc. Tranche B Term Loan(g)(n) 03/16/18	4.000%	403,698	400,840
Leslie's Poolmart, Inc. Tranche B Term Loan(g)(n) 10/16/19	4.250%	997,462	997,462
Neiman Marcus Group, Inc. (The) Term Loan(g)(n) 10/25/20	4.250%	972,001	969,387
PetCo Animal Supplies, Inc. Term Loan(g)(n) 11/24/17	4.000%	518,287	519,261
Pilot Travel Centers LLC Tranche B Term Loan(g)(n) 08/07/19	4.250%	398,949	399,946
Rite Aid Corp.(g)(n) 2nd Lien Tranche 1 Term Loan 08/21/20	5.750%	300,000	306,282
Tranche 2 Term Loan 06/21/21	4.875%	125,000	126,367
Tranche 7 Term Loan 02/21/20	3.500%	148,503	148,255
Sports Authority, Inc. (The) Tranche B Term Loan(g)(n) 11/16/17	7.500%	948,449	948,743
Total			9,241,310
Supermarkets 0.1%
Albertson's LLC Tranche B-2 Term Loan(g)(n) 03/21/19	4.750%	994,259	998,604

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Sprouts Farmers Markets Holdings LLC Term Loan(g)(n) 04/23/20	4.000%	201,215	201,550
Total			1,200,154
Technology 0.4%
Aeroflex, Inc. Tranche B-1 Term Loan(g)(n) 11/09/19	4.500%	881,299	882,401
Alcatel-Lucent U.S.A., Inc. Term Loan(g)(n) 01/30/19	4.500%	541,750	541,837
Avago Technologies Ltd. Term Loan(g)(n) 05/06/21	3.750%	325,000	325,900
Blue Coat Systems, Inc.(g)(n) 2nd Lien Term Loan 06/26/20	9.500%	943,000	954,788
Term Loan 05/31/19	4.000%	347,375	347,229
Greeneden U.S. Holdings II LLC Term Loan(g)(n) 02/08/20	4.000%	141,071	140,307
Infogroup, Inc. Tranche B Term Loan(g)(n) 05/26/18	7.500%	247,500	232,187
RP Crown Parent LLC 1st Lien Term Loan(g)(n) 12/21/18	6.000%	1,044,382	1,043,943
TransUnion LLC Term Loan(g)(n) 04/09/21	4.000%	199,500	199,428
Triple Point Group Holdings, Inc. 1st Lien Term Loan(g)(n) 07/10/20	5.250%	844,981	753,444
Verint Systems, Inc. Tranche B Term Loan(g)(n) 09/06/19	3.500%	41,415	41,373
Total			5,462,837
Transportation Services —%
Commercial Barge Line Co. 1st Lien Term Loan(g)(n) 09/22/19	7.500%	172,813	173,461
Hertz Corp. (The) Letter of Credit(g)(n) 03/11/18	3.750%	250,000	247,500
Total			420,961

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Wirelines —%
Alaska Communications Systems Holdings, Inc. Term Loan(g)(n) 10/21/16	6.250%	318,920	321,711
Total Senior Loans (Cost: $60,674,540)			60,479,172

Common Stocks —%

Issuer	Shares	Value ($)
Financials —%
Diversified Financial Services —%
Fairlane Management Corp.(e)(f)(o)	2,000	—
Total Financials		—
Total Common Stocks (Cost: $—)		—

Money Market Funds 2.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.095%(p)(q)	33,716,571	33,716,571
Total Money Market Funds (Cost: $33,716,571)		33,716,571
Total Investments (Cost: $1,270,128,235)		1,316,744,119
Other Assets & Liabilities, Net		(24,160,031)
Net Assets		1,292,584,088

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at June 30, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets Inc.	7/2/14	3,763,631,000 COP	2,000,665 USD	—	(3,932)
Citigroup Global Markets Inc.	7/2/14	1,992,664 USD	3,763,631,000 COP	11,932	—
Citigroup Global Markets Inc.	8/4/14	148,675,000 RUB	4,374,467 USD	31,927	—
Citigroup Global Markets Inc.	8/14/14	13,440,000 AUD	12,590,726 USD	—	(40,973)
J.P. Morgan Securities, Inc.	7/11/14	10,000,000 PLN	3,262,323 USD	—	(28,398)
J.P. Morgan Securities, Inc.	7/29/14	254,000 SGD	203,280 USD	—	(427)
Standard Chartered Bank	7/25/14	5,430,000 GBP	9,218,511 USD	—	(72,561)
UBS Securities	7/15/14	7,148,000 NZD	6,024,477 USD	—	(225,840)
UBS Securities	7/16/14	5,850,000 CAD	5,344,418 USD	—	(135,878)
UBS Securities	7/31/14	17,940,000 EUR	24,295,066 USD	—	(273,142)
Total				43,859	(781,151)

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Futures Contracts Outstanding at June 30, 2014

At June 30, 2014, securities totaling $3,214,224 were pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 2YR NOTE	300	USD	65,878,125	09/2014	—	(33,263)
US 5YR NOTE	(3,245)	USD	(387,650,750)	09/2014	1,362,564	—
US 10YR NOTE	(558)	USD	(69,845,909)	09/2014	273,138	—
US LONG BOND	172	USD	23,596,250	09/2014	96,492	—
US ULTRA T-BOND	234	USD	35,085,375	09/2014	198,939	—
Total					1,931,133	(33,263)

Credit Default Swap Contracts Outstanding at June 30, 2014

At June 30, 2014, securities totaling $2,169,734 were pledged as collateral to cover open centrally cleared credit default swap contracts.

Buy Protection

Counterparty	Reference Entity	Expiration Date	Pay Fixed Rate (%)	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	CDX North America High Yield 22-V1	6/20/19	5.000	28,264,500	(140,504)	—	(43,182)	—	(183,686)

*Centrally cleared swap contract

Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the value of these securities amounted to $548,371,782 or 42.42% of net assets.

(c)  Represents a security purchased on a when-issued or delayed delivery basis.

(d)  Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at June 30, 2014 was $178,462, which represents 0.01% of net assets. Information concerning such security holdings at June 30, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
Cabazon Band Mission Indians Revenue Bonds Series 2004 10/01/13 13.000%	10/04/2004	350,000
Six Flags, Inc. 06/01/44 9.625%	05/07/2010	—

(e)  Negligible market value.

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At June 30, 2014, the value of these securities amounted to $19,015,369, which represents 1.47% of net assets.

(g)  Variable rate security.

(h)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(i)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Notes to Portfolio of Investments (continued)

(j)  This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts and swap contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(k)  Principal and interest may not be guaranteed by the government.

(l)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At June 30, 2014, the value of these securities amounted to $692,838, which represents 0.05% of net assets.

(m)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At June 30, 2014, the value of these securities amounted to $2,774,491 or 0.21% of net assets.

(n)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of June 30, 2014. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(o)  Non-income producing.

(p)  The rate shown is the seven-day current annualized yield at June 30, 2014.

(q)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	90,454,018	200,971,531	(257,708,978)	33,716,571	23,031	33,716,571

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

PIK  Payment-in-Kind

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

COP  Colombian Peso

DOP  Dominican Republic Peso

EUR  Euro

GBP  British Pound

IDR  Indonesian Rupiah

MXN  Mexican Peso

NZD  New Zealand Dollar

PEN  Peru Nuevos Soles

PHP  Philippine Peso

PLN  Polish Zloty

RUB  Russian Rouble

SGD  Singapore Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Currency Legend (continued)

USD  US Dollar

UYU  Uruguay Pesos

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at June 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes
Transportation Services	—	3,276,043	1,284,607	4,560,650
All Other Industries	—	538,744,467	—	538,744,467
Residential Mortgage-Backed Securities — Agency	—	78,620,299	—	78,620,299
Residential Mortgage-Backed Securities — Non-Agency	—	98,290,076	39,728,558	138,018,634
Commercial Mortgage-Backed Securities — Non-Agency	—	41,276,902	—	41,276,902
Asset-Backed Securities — Non-Agency	—	33,025,222	13,176,404	46,201,626
Inflation-Indexed Bonds	—	34,585,417	—	34,585,417
U.S. Treasury Obligations	42,550,135	—	—	42,550,135
Foreign Government Obligations	—	291,677,517	3,538,238	295,215,755
Municipal Bonds	—	2,774,491	—	2,774,491
Total Bonds	42,550,135	1,122,270,434	57,727,807	1,222,548,376
Senior Loans
Building Materials	—	220,110	149,985	370,095
Cable and Satellite	—	886,365	481,809	1,368,174
Chemicals	—	5,448,817	510,940	5,959,757
Consumer Products	—	1,071,294	134,501	1,205,795
Diversified Manufacturing	—	3,557,060	101,875	3,658,935
Electric	—	3,506,285	856,050	4,362,335
Food and Beverage	—	1,760,008	177,625	1,937,633
Gaming	—	1,399,375	472,545	1,871,920
Media and Entertainment	—	4,573,839	946,449	5,520,288
Other Industry	—	1,519,800	244,516	1,764,316
Transportation Services	—	—	420,961	420,961
Wirelines	—	—	321,711	321,711
All Other Industries	—	31,717,252	—	31,717,252
Total Senior Loans	—	55,660,205	4,818,967	60,479,172

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Equity Securities
Common Stocks
Financials	—	—	0	(a)	0 (a)
Total Equity Securities	—	—	0	(a)	0 (a)
Mutual Funds
Money Market Funds	33,716,571	—	—		33,716,571
Total Mutual Funds	33,716,571	—	—		33,716,571
Investments in Securities	76,266,706	1,177,930,639	62,546,774		1,316,744,119
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	43,859	—		43,859
Futures Contracts	1,931,133	—	—		1,931,133
Liabilities
Forward Foreign Currency Exchange Contracts	—	(781,151)	—		(781,151)
Futures Contracts	(33,263)	—	—		(33,263)
Swap Contracts	—	(183,686)	—		(183,686)
Total	78,164,576	1,177,009,661	62,546,774		1,317,721,011

(a) Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Residential Mortgage- Backed Securities — Agency ($)	Residential Mortgage- Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Foreign Government Obligations ($)	Senior Loans ($)	Common Stocks ($)		Total ($)
Balance as of December 31, 2013	1,202,642	2,290,489	16,695,175	—	1,466,979	2,009,591	0	(a)	23,664,876
Accrued discounts/premiums	1,423	—	(2,563)	—	(6,540)	(16,705)	—		(24,385)
Realized gain (loss)	—	—	2,235	—	—	(121,816)	—		(119,581)
Change in unrealized appreciation (depreciation)(b)	80,542	—	109,616	24,501	147,308	81,519	—		443,486
Sales	—	—	(2,105,064)	—	—	(605,121)	—		(2,710,185)
Purchases	—	—	33,496,759	13,151,903	1,930,491	—	—		48,579,153
Transfers into Level 3	—	—	—	—	—	4,055,742	—		4,055,742
Transfers out of Level 3	—	(2,290,489)	(8,467,600)	—	—	(584,243)	—		(11,342,332)
Balance as of June 30, 2014	1,284,607	—	39,728,558	13,176,404	3,538,238	4,818,967	0	(a)	62,546,774

(a) Rounds to zero.

(b) Change in unrealized appreciation (depreciation) relating to securities held at June 30, 2014 was $404,329, which is comprised of Corporate Bonds & Notes of $80,542, Residential Mortgage-Backed Securities — Non-Agency of $109,616, Asset-Backed Securities — Non-Agency of $24,501, Foreign Government Obligations of $147,308, and Senior Loans of $42,362.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. The securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Financial Assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and managememt's determination that there was sufficient, reliable and observable market data to value these assets as of period end.

Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market qauotation from a broker dealer. As a result, as of the period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,236,411,664)	$1,283,027,548
Affiliated issuers (identified cost $33,716,571)	33,716,571
Total investments (identified cost $1,270,128,235)	1,316,744,119
Cash	908,350
Foreign currency (identified cost $2,549,719)	2,541,606
Unrealized appreciation on forward foreign currency exchange contracts	43,859
Receivable for:
Investments sold	5,207,687
Capital shares sold	1,762,198
Dividends	3,957
Interest	14,102,955
Reclaims	201,483
Variation margin	227,287
Expense reimbursement due from Investment Manager	731
Trustees' deferred compensation plan	44,466
Total assets	1,341,788,698
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	781,151
Payable for:
Investments purchased	3,263,293
Investments purchased on a delayed delivery basis	42,505,705
Capital shares purchased	1,556,747
Variation margin	271,752
Investment management fees	574,127
Distribution and/or service fees	7,243
Transfer agent fees	65,650
Administration fees	72,021
Compensation of board members	107
Chief compliance officer expenses	158
Other expenses	62,190
Trustees' deferred compensation plan	44,466
Total liabilities	49,204,610
Net assets applicable to outstanding capital stock	$1,292,584,088

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Statement of Assets and Liabilities (continued)

June 30, 2014 (Unaudited)

Represented by
Paid-in capital	$1,163,388,036
Undistributed net investment income	66,083,916
Accumulated net realized gain	15,504,765
Unrealized appreciation (depreciation) on:
Investments	46,615,884
Foreign currency translations	14,595
Forward foreign currency exchange contracts	(737,292)
Futures contracts	1,897,870
Swap contracts	(183,686)
Total — representing net assets applicable to outstanding capital stock	$1,292,584,088
Class 1
Net assets	$1,257,825,989
Shares outstanding	135,801,842
Net asset value per share	$9.26
Class 2
Net assets	$34,758,099
Shares outstanding	3,777,290
Net asset value per share	$9.20

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Net investment income
Income:
Dividends — affiliated issuers	$23,031
Interest	31,739,682
Foreign taxes withheld	(55,074)
Total income	31,707,639
Expenses:
Investment management fees	3,231,932
Distribution and/or service fees
Class 2	43,081
Transfer agent fees
Class 1	358,967
Class 2	10,339
Administration fees	406,502
Compensation of board members	25,584
Custodian fees	31,492
Printing and postage fees	17,049
Professional fees	37,030
Chief compliance officer expenses	323
Other	15,290
Total expenses	4,177,589
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,045)
Total net expenses	4,176,544
Net investment income	27,531,095
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	5,322,234
Foreign currency translations	(5,588)
Forward foreign currency exchange contracts	(1,558,862)
Futures contracts	1,301,045
Swap contracts	11,481
Net realized gain	5,070,310
Net change in unrealized appreciation (depreciation) on:
Investments	34,694,235
Foreign currency translations	12,275
Forward foreign currency exchange contracts	(270,110)
Futures contracts	327,413
Swap contracts	(183,686)
Net change in unrealized appreciation (depreciation)	34,580,127
Net realized and unrealized gain	39,650,437
Net increase in net assets resulting from operations	$67,181,532

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Statement of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations
Net investment income	$27,531,095	$48,657,440
Net realized gain	5,070,310	11,408,468
Net change in unrealized appreciation (depreciation)	34,580,127	(56,513,509)
Net increase in net assets resulting from operations	67,181,532	3,552,399
Distributions to shareholders
Net investment income
Class 1	—	(47,080,549)
Class 2	—	(1,588,973)
Net realized gains
Class 1	—	(26,703,402)
Class 2	—	(955,952)
Total distributions to shareholders	—	(76,328,876)
Increase (decrease) in net assets from capital stock activity	42,962,585	206,645,363
Total increase in net assets	110,144,117	133,868,886
Net assets at beginning of period	1,182,439,971	1,048,571,085
Net assets at end of period	$1,292,584,088	$1,182,439,971
Undistributed net investment income	$66,083,916	$38,552,821

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	9,978,178	89,818,450	23,847,328	219,933,975
Distributions reinvested	—	—	8,510,260	73,783,951
Redemptions	(4,929,749)	(44,556,690)	(9,462,681)	(87,334,222)
Net increase	5,048,429	45,261,760	22,894,907	206,383,704
Class 2 shares
Subscriptions	186,494	1,690,358	803,339	7,438,696
Distributions reinvested	—	—	294,893	2,544,925
Redemptions	(444,401)	(3,989,533)	(1,085,197)	(9,721,962)
Net increase (decrease)	(257,907)	(2,299,175)	13,035	261,659
Total net increase	4,790,522	42,962,585	22,907,942	206,645,363

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Six Months Ended June 30, 2014		Year Ended December 31,
Class 1	(Unaudited)		2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$8.77		$9.37		$8.73		$8.83		$8.60		$8.01
Income from investment operations:
Net investment income	0.20		0.40		0.42		0.45		0.47		0.51
Net realized and unrealized gain (loss)	0.29		(0.37)		0.63		0.13	(a)	0.40		1.04
Total from investment operations	0.49		0.03		1.05		0.58		0.87		1.55
Less distributions to shareholders:
Net investment income	—		(0.40)		(0.41)		(0.68)		(0.64)		(0.96)
Net realized gains	—		(0.23)		—		—		—		—
Total distributions to shareholders	—		(0.63)		(0.41)		(0.68)		(0.64)		(0.96)
Net asset value, end of period	$9.26		$8.77		$9.37		$8.73		$8.83		$8.60
Total return	5.59%		0.37%		12.25%		6.80%		10.43%		20.40%
Ratios to average net assets(b)
Total gross expenses	0.67	%(c)	0.67%		0.67%		0.68%		0.98%		0.90%
Total net expenses(d)	0.67	%(c)	0.67%		0.65%		0.58	%(e)	0.65	%(e)	0.65	%(e)
Net investment income	4.48	%(c)	4.37%		4.63%		5.22%		5.34%		6.11%
Supplemental data
Net assets, end of period (in thousands)	$1,257,826		$1,147,222		$1,011,055		$1,044,575		$37,602		$39,774
Portfolio turnover	51	%(f)	116	%(f)	112	%(f)	95	%(f)	78%		50	%(g)

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 33% for the six months ended June 30, 2014 and 73%, 74%, and 82% for the years ended December 31, 2013, December 31, 2012 and December 31, 2011, respectively.

(g)  Excludes mortgage dollar rolls.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Financial Highlights (continued)

	Six Months Ended June 30, 2014		Year Ended December 31,
Class 2	(Unaudited)		2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$8.73		$9.33		$8.69		$8.79		$8.56		$7.98
Income from investment operations:
Net investment income	0.19		0.37		0.40		0.43		0.44		0.49
Net realized and unrealized gain (loss)	0.28		(0.37)		0.62		0.13	(a)	0.41		1.03
Total from investment operations	0.47		—		1.02		0.56		0.85		1.52
Less distributions to shareholders:
Net investment income	—		(0.37)		(0.38)		(0.66)		(0.62)		(0.94)
Net realized gains	—		(0.23)		—		—		—		—
Total distributions to shareholders	—		(0.60)		(0.38)		(0.66)		(0.62)		(0.94)
Net asset value, end of period	$9.20		$8.73		$9.33		$8.69		$8.79		$8.56
Total return	5.38%		0.12%		11.96%		6.56%		10.21%		20.14%
Ratios to average net assets(b)
Total gross expenses	0.92	%(c)	0.92%		0.93%		1.08%		1.23%		1.15%
Total net expenses(d)	0.92	%(c)	0.92%		0.90%		0.91	%(e)	0.90	%(e)	0.90	%(e)
Net investment income	4.23	%(c)	4.11%		4.36%		5.01%		5.09%		5.87%
Supplemental data
Net assets, end of period (in thousands)	$34,758		$35,218		$37,516		$30,869		$27,747		$30,755
Portfolio turnover	51	%(f)	116	%(f)	112	%(f)	95	%(f)	78%		50	%(g)

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 33% for the six months ended June 30, 2014 and 73%, 74%, and 82% for the years ended December 31, 2013, December 31, 2012, and December 31, 2011, respectively.

(g)  Excludes mortgage dollar rolls.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements

June 30, 2014 (Unaudited)

Note 1. Organization

Columbia Variable Portfolio — Strategic Income Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use

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Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction

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Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, and to shift investment exposure from one currency to another. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as

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Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2014:

			Net Amounts of	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Centrally Cleared Swap Contracts(c)	15,975	—	15,975	—	—	—	15,975

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Centrally cleared swaps are included within receivable for variation margin on the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at June 30, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	43,859
Interest rate risk	Net assets — unrealized appreciation on futures contracts	1,931,133	*
Total		1,974,992
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	183,686	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	781,151
Interest rate risk	Net assets — unrealized depreciation on futures contracts	33,263	*
Total		998,100

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the six months ended June 30, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	11,481	11,481
Foreign exchange risk	(1,558,862)	—	—	(1,558,862)
Interest rate risk	—	1,301,045	—	1,301,045
Total	(1,558,862)	1,301,045	11,481	(246,336)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	(183,686)	(183,686)
Foreign exchange risk	(270,110)	—	—	(270,110)
Interest rate risk	—	327,413	—	327,413
Total	(270,110)	327,413	(183,686)	(126,383)

The following table is a summary of the average outstanding volume by derivative instrument for the period ended June 30, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	294,143,641
Futures contracts — Short	294,527,361
Credit default Swap Contracts — buy protection	14,132,250
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	224,981	(641,487)

*Based on the ending quarterly outstanding amounts for the period ended June 30, 2014.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund's Portfolio of Investments. The Fund designates cash or liquid securities to cover these commitments.

Interest Only Securities

The Fund may invest in Interest Only Securities (IOs). IOs are stripped securities entitled to receive all of the security's interest, but none of its principal. The Fund may also invest in stripped mortgage-backed securities. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO. As a result of the prepayments the daily interest accrual factor is adjusted periodically (typically, each month) to reflect the paydown of principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer or credit enhancer defaults on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

issuer resumes interest payments or when collectability of interest is reasonably assured.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Corporate actions and dividend income are recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.530% to 0.353% as the Fund's net assets increase. The annualized effective investment management fee rate for the six months ended June 30, 2014 was 0.53% of the Fund's average daily net assets.

The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

arrangement, certain employees of Threadneedle serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund's prospectus and Statement of Additional Information (SAI), may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The annualized effective administration fee rate for the six months ended June 30, 2014 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.67%	0.72%
Class 2	0.92	0.97

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At June 30, 2014, the cost of investments for federal income tax purposes was approximately $1,270,128,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$55,086,000
Unrealized depreciation	(8,470,000)
Net unrealized appreciation	$46,616,000

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

The following capital loss carryforwards, determined as of December 31, 2013 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	968,916

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, aggregated to $750,892,082 and $622,234,328, respectively, for the six months ended June 30, 2014, of which $536,358,313 and $434,792,837 respectively, were U.S. government securities. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At June 30, 2014, affiliated shareholders of record owned 96.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the six months ended June 30, 2014.

Note 9. Significant Risks

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market's assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

High-Yield Securities Risk

Securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Variable Portfolio — Strategic Income Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4, 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's voluntary agreement to limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined by the independent third-party data provider). This agreement may be terminated at any time by the Investment Manager in its sole discretion.;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2013, the Fund's performance was in the sixtieth, twenty-fifth and sixty-seventh percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Board Consideration and Approval of Advisory Agreement (continued)

percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the fourth and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates from their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Board Consideration and Approval of Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Semiannual Report 2014

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Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2014

Columbia Variable Portfolio — Strategic Income Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Adviser, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1525 E (8/14)

Semiannual Report

June 30, 2014

Variable Portfolio — AQR Managed Futures
Strategy Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Variable Portfolio — AQR Managed Futures Strategy Fund

Performance Overview	2
Portfolio Overview	3
Understanding Your Fund's Expenses	4
Consolidated Portfolio of Investments	5
Consolidated Statement of Assets and Liabilities	15
Consolidated Statement of Operations	17
Consolidated Statement of Changes in Net Assets	18
Consolidated Financial Highlights	20
Notes to Consolidated Financial Statements	22
Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement	32
Important Information About This Report	37

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Variable Portfolio — AQR Managed Futures Strategy Fund

Performance Overview

(Unaudited)

Performance Summary

>  Variable Portfolio — AQR Managed Futures Strategy Fund (the Fund) Class 2 shares returned -5.25% for the six-month period that ended June 30, 2014.

>  The Fund underperformed its benchmark, the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.02% over the same time period.

Average Annual Total Returns (%) (for period ended June 30, 2014)

	Inception	6 Months cumulative	1 Year	Life
Class 1	04/30/12	-5.02	0.36	3.55
Class 2	04/30/12	-5.25	0.02	3.27
Citigroup 3-Month U.S. Treasury Bill Index		0.02	0.04	0.06

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Semiannual Report 2014
2

Variable Portfolio — AQR Managed Futures Strategy Fund

Portfolio Overview

(Unaudited)

Market Exposure Through Derivatives Investments (%)(a) (at June 30, 2014)
Fixed Income Derivative Contracts	63.0
Commodities Derivative Contracts	4.1
Equity Derivative Contracts	22.0
Forward Foreign Currency Exchange Contracts	10.9
Total Notional Market Value of Derivative Contracts	100.0

(a) The Fund has market exposure to fixed income, equity and commodities asset classes through its investments in futures and swap contracts, and market exposure to foreign currencies through its investments in forward foreign currency exchange contracts. Futures and swap contracts and forward foreign currency exchange contracts are derivative instruments. The Fund may have long or short market exposures. Reflects notional market value of futures and swap contracts and forward foreign currency exchange contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each futures and swap contract are shown in the Consolidated Portfolio of Investments. The notional amount of all outstanding futures, foreign currency exchange contracts and swap contracts is $1,199,404,075. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments, and Note 2 to the financial statements. At period end, the Fund held investments in an affiliated money market fund and U.S. Government obligations, which have been segregated to cover obligations relating to the Fund's investment in derivatives. For further information on these holdings, see the Portfolio Holdings table below and the Consolidated Portfolio of Investments.

Portfolio Breakdown (%) (at June 30, 2014)(b)
Money Market Funds	68.5
Treasury Bills	22.9
Other Assets and Liabilities	8.6
Total Net Assets	100.0

(b) Percentage based upon net assets. At period end, the Fund held investments in money market funds (including an affiliated fund) and U.S. Government obligations relating to the Fund's investment in open derivatives contracts. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments, and Note 2 to the financial statements.

Portfolio Management

AQR Capital Management, LLC

Clifford Asness, Ph.D.

John Liew, Ph.D.

Brian Hurst

Yao Hua Ooi

Ari Levine, M.S.

Semiannual Report 2014
3

Variable Portfolio — AQR Managed Futures Strategy Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

January 1, 2014 – June 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	949.80	1,019.54	5.12	5.31	1.06
Class 2	1,000.00	1,000.00	947.50	1,018.25	6.37	6.61	1.32

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Semiannual Report 2014
4

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments

June 30, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Treasury Bills 22.9%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
U.S. Treasury Bills 07/31/14	0.030%	44,567,700	44,566,588
08/07/14	0.020%	26,880,000	26,879,382
12/04/14	0.050%	23,900,000	23,894,814
Total Treasury Bills (Cost: $95,338,486)			95,340,784

Money Market Funds 68.5%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.095%(a)(b)	183,029,338	183,029,338
JPMorgan Prime Money Market Fund, 0.010%(a)(c)	52,404,295	52,404,295
JPMorgan U.S. Treasury Plus Money Market Fund, 0.000%(a)	50,000,000	50,000,000
Total Money Market Funds (Cost: $285,433,633)		285,433,633
Total Investments (Cost: $380,772,119)		380,774,417
Other Assets & Liabilities, Net		35,670,194
Net Assets		416,444,611

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at June 30, 2014

At June 30, 2014, securities totaling $4,194 was pledged as collateral to cover open forward foreign currency exchange contracts.

At June 30, 2014, cash totaling $1,650,000 was received from broker as collateral to cover open forward foreign currency exchange contracts.

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Royal Bank of Scotland	09/17/14	5,829,000 AUD	5,469,394 USD	3,545	—
Royal Bank of Scotland	09/17/14	14,943,000 AUD	13,800,360 USD	—	(211,682)
Royal Bank of Scotland	09/17/14	100,000 BRL	44,499 USD	239	—
Royal Bank of Scotland	09/17/14	600,000 BRL	261,411 USD	—	(4,148)
Royal Bank of Scotland	09/17/14	20,057,000 CAD	18,338,750 USD	—	(421,582)
Royal Bank of Scotland	09/17/14	10,000 CHF	11,286 USD	2	—
Royal Bank of Scotland	09/17/14	944,000 CHF	1,054,599 USD	—	(10,618)
Royal Bank of Scotland	09/17/14	1,477,882,954 CLP	2,657,729 USD	7,183	—
Royal Bank of Scotland	09/17/14	207,117,046 CLP	370,878 USD	—	(581)
Royal Bank of Scotland	09/17/14	176,400,000 CZK	8,762,800 USD	—	(45,234)
Royal Bank of Scotland	09/17/14	55,000 EUR	75,431 USD	98	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
5

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Forward Foreign Currency Exchange Contracts Open at June 30, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Royal Bank of Scotland	09/17/14	25,317,000 EUR	34,384,638 USD	—	(292,162)
Royal Bank of Scotland	09/17/14	1,631,000 GBP	2,738,334 USD	—	(51,154)
Royal Bank of Scotland	09/17/14	390,000,000 HUF	1,724,483 USD	5,183	—
Royal Bank of Scotland	09/17/14	530,000,000 HUF	2,327,617 USD	—	(8,868)
Royal Bank of Scotland	09/17/14	25,300,000,000 IDR	2,111,659 USD	1,765	—
Royal Bank of Scotland	09/17/14	25,300,000,000 IDR	2,096,821 USD	—	(13,072)
Royal Bank of Scotland	09/17/14	6,200,000 ILS	1,782,454 USD	—	(23,555)
Royal Bank of Scotland	09/17/14	96,000,000 INR	1,581,397 USD	3,455	—
Royal Bank of Scotland	09/17/14	520,000,000 INR	8,519,201 USD	—	(27,984)
Royal Bank of Scotland	09/17/14	17,997,660,999 JPY	175,889,754 USD	—	(1,869,021)
Royal Bank of Scotland	09/17/14	870,000,000 KRW	849,928 USD	—	(7,269)
Royal Bank of Scotland	09/17/14	87,000,000 MXN	6,639,589 USD	—	(30,563)
Royal Bank of Scotland	09/17/14	4,390,000 MYR	1,349,316 USD	—	(13,621)
Royal Bank of Scotland	09/17/14	481,586,000 NOK	78,922,099 USD	643,625	—
Royal Bank of Scotland	09/17/14	60,556,000 NOK	9,840,768 USD	—	(2,191)
Royal Bank of Scotland	09/17/14	53,801,000 NZD	45,125,498 USD	—	(1,633,675)
Royal Bank of Scotland	09/17/14	78,600,000 PHP	1,789,441 USD	—	(11,671)
Royal Bank of Scotland	09/17/14	11,200,000 PLN	3,647,645 USD	—	(22,352)
Royal Bank of Scotland	09/17/14	19,000,000 RUB	541,638 USD	—	(8,036)
Royal Bank of Scotland	09/17/14	412,852,141 SEK	61,905,118 USD	164,644	—
Royal Bank of Scotland	09/17/14	226,179,859 SEK	33,782,974 USD	—	(41,366)
Royal Bank of Scotland	09/17/14	2,400,000 SGD	1,916,660 USD	—	(8,170)
Royal Bank of Scotland	09/17/14	3,200,000 TRY	1,464,845 USD	—	(21,598)
Royal Bank of Scotland	09/17/14	483,700,000 TWD	16,157,099 USD	—	(75,465)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
6

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Forward Foreign Currency Exchange Contracts Open at June 30, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Royal Bank of Scotland	09/17/14	53,891,186 USD	58,301,000 AUD	777,623	—
Royal Bank of Scotland	09/17/14	5,171,623 USD	5,514,000 AUD	—	(1,149)
Royal Bank of Scotland	09/17/14	8,194,138 USD	19,010,000 BRL	219,639	—
Royal Bank of Scotland	09/17/14	398,679 USD	900,000 BRL	—	(341)
Royal Bank of Scotland	09/17/14	34,749,469 USD	37,602,000 CAD	421,594	—
Royal Bank of Scotland	09/17/14	1,981,905 USD	1,770,000 CHF	15,377	—
Royal Bank of Scotland	09/17/14	71,718 USD	40,000,000 CLP	21	—
Royal Bank of Scotland	09/17/14	718,721 USD	400,000,000 CLP	—	(1,331)
Royal Bank of Scotland	09/17/14	1,800,403 USD	3,440,000,000 COP	21,838	—
Royal Bank of Scotland	09/17/14	546,894 USD	11,000,000 CZK	2,359	—
Royal Bank of Scotland	09/17/14	68,039,548 USD	49,973,999 EUR	410,046	—
Royal Bank of Scotland	09/17/14	119,592,176 USD	71,303,999 GBP	2,358,535	—
Royal Bank of Scotland	09/17/14	5,986,249 USD	1,342,000,000 HUF	—	(70,093)
Royal Bank of Scotland	09/17/14	10,500,488 USD	36,360,000 ILS	90,879	—
Royal Bank of Scotland	09/17/14	1,369,600 USD	4,700,000 ILS	—	(530)
Royal Bank of Scotland	09/17/14	10,331,460 USD	621,000,000 INR	—	(124,151)
Royal Bank of Scotland	09/17/14	78,885,021 USD	8,021,310,000 JPY	339,620	—
Royal Bank of Scotland	09/17/14	27,304,226 USD	27,980,000,000 KRW	264,022	—
Royal Bank of Scotland	09/17/14	1,858,979 USD	24,248,790 MXN	138	—
Royal Bank of Scotland	09/17/14	5,225,401 USD	67,951,210 MXN	—	(15,691)
Royal Bank of Scotland	09/17/14	3,000,207 USD	9,700,000 MYR	11,295	—
Royal Bank of Scotland	09/17/14	652,902 USD	2,100,000 MYR	—	(928)
Royal Bank of Scotland	09/17/14	19,187,987 USD	115,546,000 NOK	—	(406,783)
Royal Bank of Scotland	09/17/14	139,645,673 USD	164,873,000 NZD	3,647,668	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
7

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Forward Foreign Currency Exchange Contracts Open at June 30, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Royal Bank of Scotland	09/17/14	11,708,810 USD	13,442,000 NZD	—	(26,187)
Royal Bank of Scotland	09/17/14	45,735 USD	2,000,000 PHP	95	—
Royal Bank of Scotland	09/17/14	549,970 USD	24,000,000 PHP	—	(11)
Royal Bank of Scotland	09/17/14	11,757,034 USD	35,998,614 PLN	38,932	—
Royal Bank of Scotland	09/17/14	8,243,638 USD	25,041,386 PLN	—	(38,117)
Royal Bank of Scotland	09/17/14	4,984,764 USD	176,700,000 RUB	127,211	—
Royal Bank of Scotland	09/17/14	1,978,164 USD	68,000,000 RUB	—	(10,907)
Royal Bank of Scotland	09/17/14	2,227,548 USD	14,927,000 SEK	4,728	—
Royal Bank of Scotland	09/17/14	2,075,456 USD	13,798,000 SEK	—	(12,018)
Royal Bank of Scotland	09/17/14	19,111,701 USD	23,920,000 SGD	72,443	—
Royal Bank of Scotland	09/17/14	1,085,436 USD	2,350,451 TRY	6,380	—
Royal Bank of Scotland	09/17/14	1,816,345 USD	3,879,549 TRY	—	(14,242)
Royal Bank of Scotland	09/17/14	17,272,300 USD	517,000,000 TWD	77,783	—
Royal Bank of Scotland	09/17/14	3,109,070	33,700,000 USDZAR	18,592	—
Royal Bank of Scotland	09/17/14	72,700,000 ZAR	6,678,218 USD	—	(68,994)
				9,756,557	(5,647,111)

Futures Contracts Outstanding at June 30, 2014

At June 30, 2014, cash totaling $24,965,578 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
3MO EURO EURIBOR	173	EUR	59,127,482	12/2014	14,123	—
3MO EURO EURIBOR	236	EUR	80,655,416	03/2015	28,659	—
3MO EURO EURIBOR	269	EUR	91,924,295	06/2015	51,370	—
3MO EURO EURIBOR	351	EUR	119,927,804	09/2015	97,760	—
3MO EURO EURIBOR	382	EUR	130,487,026	12/2015	200,607	—
3MO EURO EURIBOR	384	EUR	131,124,196	03/2016	293,477	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
8

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Futures Contracts Outstanding at June 30, 2014 (continued)

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
3MO EURO EURIBOR	389	EUR	132,764,960	06/2016	81,105	—
3MO EURO SWISS FRANC	(115)	CHF	(32,429,663)	12/2014	2,599	—
3MO EURO SWISS FRANC	(18)	CHF	(5,075,947)	03/2015	330	—
90 DAY STERLING	(377)	GBP	(79,956,128)	12/2014	—	(24,656)
90 DAY STERLING	(366)	GBP	(77,439,194)	03/2015	—	(9,967)
90 DAY STERLING	(401)	GBP	(84,437,108)	09/2015	25,927	—
90 DAY STERLING JUN 15	(371)	GBP	(78,302,659)	06/2015	5,744	—
90DAY EURO$	51	USD	12,684,338	06/2015	1,124	—
90DAY EURO$	77	USD	19,070,011	12/2015	3,154	—
90DAY EURO$	129	USD	31,785,600	06/2016	10,493	—
90DAY STERLING	(423)	GBP	(88,870,489)	12/2015	47,638	—
90DAY STERLING	(425)	GBP	(89,117,936)	03/2016	35,258	—
90DAY STERLING	(432)	GBP	(90,419,413)	06/2016	72,329	—
AMSTERDAM IDX	157	EUR	17,768,109	07/2014	—	(91,318)
AUST 10YR BOND	138	AUD	15,540,797	09/2014	210,988	—
AUST 3YR BOND	477	AUD	49,138,877	09/2014	198,888	—
BANK ACCEPT	(121)	CAD	(27,989,152)	12/2014	—	(846)
BANK ACCEPT	(87)	CAD	(20,116,279)	03/2015	—	(4,600)
BRENT CRUDE	161	USD	18,043,270	09/2014	—	(78,131)
CAC40 10 EURO	231	EUR	13,987,156	07/2014	—	(327,777)
CAN 10YR BOND	255	CAD	32,496,040	09/2014	237,210	—
COCOA	41	GBP	1,366,861	09/2014	4,124	—
COCOA	66	USD	2,063,820	09/2014	28,500	—
COFFEE 'C'	3	USD	196,988	09/2014	—	(4,424)
CORN	(493)	USD	(10,322,188)	09/2014	513,656	—
COTTON NO.2	(113)	USD	(4,153,315)	12/2014	209,346	—
DAX INDEX	40	EUR	13,500,616	09/2014	—	(99,923)
DJIA MINI e-CBOT	249	USD	20,841,300	09/2014	61,980	—
EURO BUXL 30YR BOND	90	EUR	16,595,098	09/2014	339,662	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
9

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Futures Contracts Outstanding at June 30, 2014 (continued)

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
EURO STOXX 50	345	EUR	15,268,246	09/2014	—	(181,466)
EURO$ 90 DAY	18	USD	4,487,625	12/2014	—	(54)
EURO$ 90 DAY	25	USD	6,227,813	03/2015	226	—
EURO$ 90 DAY	48	USD	11,914,800	09/2015	554	—
EURO$ 90 DAY	101	USD	24,953,313	03/2016	7,048	—
EURO-BUND	167	EUR	33,617,239	09/2014	442,844	—
EURO-SCHATZ	476	EUR	72,126,742	09/2014	17,370	—
FTSE 100 INDEX	143	GBP	16,423,842	09/2014	—	(30,350)
FTSE/JSE TOP 40	210	ZAR	9,097,038	09/2014	23,480	—
FTSE/MIB INDEX	27	EUR	3,937,978	09/2014	—	(116,020)
GAS OIL	76	USD	6,982,500	08/2014	—	(86,811)
GASOLINE RBOB	65	USD	8,308,209	08/2014	417	—
HANG SENG INDEX	4	HKD	596,201	07/2014	7,552	—
H-SHARES IDX	5	HKD	330,370	07/2014	4,325	—
IBEX 35 INDEX	51	EUR	7,580,864	07/2014	—	(44,233)
JPN 10YR BOND (OSE)	46	JPY	66,135,926	09/2014	190,403	—
KC HRW WHEAT	(12)	USD	(420,150)	09/2014	7,012	—
KOSPI2 INX	19	KRW	2,446,827	09/2014	—	(29,328)
LEAN HOGS	17	USD	903,210	08/2014	6,455	—
LME COPPER	(3)	USD	(526,800)	09/2014	—	(11,707)
LME NICKEL	24	USD	2,741,328	09/2014	—	(23,522)
LME PRI ALUM	8	USD	378,150	09/2014	—	(1,562)
LME ZINC	54	USD	2,997,000	09/2014	96,125	—
LONG GILT	21	GBP	3,950,458	09/2014	—	(10,073)
MSCI SING IX ETS	102	SGD	6,061,593	07/2014	—	(10,379)
MSCI TAIWAN INDEX	243	USD	8,077,320	07/2014	133,922	—
NASDAQ 100 E-MINI	250	USD	19,202,500	09/2014	326,044	—
NATURAL GAS FUTR	195	USD	8,698,950	08/2014	—	(459,115)
NY Harb ULSD	64	USD	7,997,606	08/2014	—	(189,216)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
10

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Futures Contracts Outstanding at June 30, 2014 (continued)

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
PLATINUM	12	USD	889,740	10/2014	1,621	—
RUSSELL 2000 EMINI ICE	73	USD	8,689,190	09/2014	178,257	—
S&P MID 400 EMINI	96	USD	13,721,280	09/2014	267,751	—
S&P/TSE 60 INDEX	164	CAD	26,549,234	09/2014	258,637	—
S&P500 EMINI	215	USD	20,988,300	09/2014	266,408	—
SGX CNX NIFTY	389	USD	5,933,417	07/2014	25,901	—
SILVER FUTURE	19	USD	2,000,320	09/2014	—	(228)
SOYBEAN MEAL FUTR	8	USD	293,920	12/2014	—	(23,060)
SPI 200	100	AUD	12,621,381	09/2014	—	(4,560)
SUGAR #11	(264)	USD	(5,325,197)	10/2014	—	(116,672)
TOPIX INDEX	85	JPY	10,593,011	09/2014	178,456	—
US 10YR NOTE	187	USD	23,407,142	09/2014	28,173	—
US 5YR NOTE	221	USD	26,400,868	09/2014	13,563	—
US LONG BOND	134	USD	18,383,125	09/2014	116,683	—
WHEAT	(167)	USD	(4,822,125)	09/2014	227,601	—
WTI CRUDE	30	USD	3,161,100	08/2014	—	(20,043)
Total					5,602,879	(2,000,041)

Total Return Swap Contracts on Futures at June 30, 2014

At June 30, 2014, securities and cash totaling $10,100,102 were pledged as collateral to cover open total return swap contracts on futures. In addition, cash totaling $30,000 was received from broker as collateral to cover open total return swap contracts on futures.

Counterparty	Reference Instrument	Expiration Date	Trading Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Barclays	EURO-BOBL	09/2014	EUR	73,688,347	341,737	—
Barclays	EURO-SCHATZ	09/2014	EUR	33,941,996	6,947	—
Barclays	GASOLINE RBOB	08/2014	USD	3,834,558	26,821	—
Barclays	GOLD 100 OZ	08/2014	USD	(661,000)	—	(26,250)
Barclays	JPN 10YR BOND (OSE)	09/2014	JPY	4,313,213	12,001	—
Barclays	PLATINUM	07/2014	USD	(3,036,050)	—	(115,491)
Barclays	SWISS MKT IX	09/2014	CHF	18,217,997	—	(228,334)
Barclays	US 2YR NOTE	09/2014	USD	88,715,879	—	(41,598)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
11

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Total Return Swap Contracts on Futures at June 30, 2014 (continued)

Counterparty	Reference Instrument	Expiration Date	Trading Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
Barclays	WTI CRUDE	08/2014	USD	12,960,510	193,810	—
Citibank	COCOA	09/2014	USD	2,126,360	27,407	—
Citibank	COCOA	09/2014	GBP	3,700,526	4,262	—
Citibank	COPPER	09/2014	USD	(2,322,538)	—	(45,313)
Citibank	CORN	09/2014	USD	(8,605,313)	377,841	—
Citibank	KC HRW WHEAT	09/2014	USD	(700,250)	11,946	—
Citibank	PLATINUM	07/2014	USD	3,036,050	47,865	—
Citibank	SOYBEAN	11/2014	USD	13,713,413	—	(620,666)
Citibank	SOYBEAN MEAL	12/2014	USD	4,665,980	—	(359,083)
Citibank	SOYBEAN OIL	12/2014	USD	(7,563,780)	—	(76,846)
Citibank	SUGAR #11	10/2014	USD	(282,397)	—	(3,371)
Citibank	WHEAT (CBT)	09/2014	USD	57,750	—	(2,003)
Citibank	WHEAT (CBT)	09/2014	USD	(12,214,125)	364,925	—
JPMorgan	HANG SENG INDEX	07/2014	HKD	4,918,662	70,683	—
Total					1,486,245	(1,518,955)

Notes to Consolidated Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at June 30, 2014.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	214,616,790	553,781,153	(585,368,605)	183,029,338	124,849	183,029,338

(c)  This security, or a portion of this security has been pledged as collateral in connection with forward foreign currency exchange contracts and swap contracts. These values are denoted within the Investments in Derivatives section of the Consolidated Portfolio of Investments.

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

COP  Colombian Peso

CZK  Czech Koruna

EUR  Euro

GBP  British Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
12

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Currency Legend (continued)

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysia Ringgits

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

RUB  Russian Rouble

SEK  Swedish Krona

SGD  Singapore Dollar

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  US Dollar

ZAR  South African Rand

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
13

Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at June 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities
Treasury Bills	95,340,784	—	—	95,340,784
Total Short-Term Securities	95,340,784	—	—	95,340,784
Mutual Funds
Money Market Funds	285,433,633	—	—	285,433,633
Total Mutual Funds	285,433,633	—	—	285,433,633
Investments in Securities	380,774,417	—	—	380,774,417
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	9,756,557	—	9,756,557
Futures Contracts	5,602,879	—	—	5,602,879
Total Return Swap Contracts on Futures	—	1,486,245	—	1,486,245
Liabilities
Forward Foreign Currency Exchange Contracts	—	(5,647,111)	—	(5,647,111)
Futures Contracts	(2,000,041)	—	—	(2,000,041)
Total Return Swap Contracts on Futures	—	(1,518,955)	—	(1,518,955)
Total	384,377,255	4,076,736	—	388,453,991

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments, at value
Unaffiliated issuers (identified cost $197,742,781)	$197,745,079
Affiliated issuers (identified cost $183,029,338)	183,029,338
Total investments (identified cost $380,772,119)	380,774,417
Cash	780,000
Foreign currency (identified cost $1,281,179)	1,381,337
Cash collateral held at broker	7,700,000
Margin deposits	24,965,578
Unrealized appreciation on forward foreign currency exchange contracts	9,756,557
Unrealized appreciation on swap contracts	1,486,245
Receivable for:
Capital shares sold	2,763
Dividends	20,100
Variation margin	2,290,246
Trustees' deferred compensation plan	7,379
Total assets	429,164,622
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	5,647,111
Unrealized depreciation on swap contracts	1,518,955
Payable for:
Investments purchased	4,462
Capital shares purchased	1,427,583
Collateral and deposits	1,680,000
Variation margin	874,708
Due to broker	1,491,527
Investment management fees	32,191
Distribution and/or service fees	154
Transfer agent fees	1,894
Administration fees	2,525
Chief compliance officer expenses	57
Other expenses	31,465
Trustees' deferred compensation plan	7,379
Total liabilities	12,720,011
Net assets applicable to outstanding capital stock	$416,444,611
Represented by
Paid-in capital	$447,577,611
Excess of distributions over net investment income	(15,262,271)
Accumulated net realized loss	(23,619,130)
Unrealized appreciation (depreciation) on:
Investments	2,298
Foreign currency translations	66,529
Forward foreign currency exchange contracts	4,109,446
Futures contracts	3,602,838
Swap contracts	(32,710)
Total — representing net assets applicable to outstanding capital stock	$416,444,611

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Statement of Assets and Liabilities (continued)

June 30, 2014 (Unaudited)

Class 1
Net assets	$408,281,773
Shares outstanding	43,177,427
Net asset value per share	$9.46
Class 2
Net assets	$8,162,838
Shares outstanding	863,453
Net asset value per share	$9.45

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Net investment income
Income:
Dividends — affiliated issuers	$124,849
Interest	15,967
Total income	140,816
Expenses:
Investment management fees	2,182,900
Distribution and/or service fees
Class 2	9,025
Transfer agent fees
Class 1	126,240
Class 2	2,166
Administration fees	171,208
Compensation of board members	15,959
Custodian fees	8,027
Printing and postage fees	10,989
Professional fees	21,151
Chief compliance officer expenses	120
Other	5,751
Total expenses	2,553,536
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(271,525)
Total net expenses	2,282,011
Net investment loss	(2,141,195)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Foreign currency translations	96,572
Forward foreign currency exchange contracts	(7,433,646)
Futures contracts	(344,235)
Swap contracts	424,920
Net realized loss	(7,256,389)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,350)
Foreign currency translations	(36,397)
Forward foreign currency exchange contracts	(4,862,225)
Futures contracts	(6,819,449)
Swap contracts	(2,230,845)
Net change in unrealized appreciation (depreciation)	(13,954,266)
Net realized and unrealized loss	(21,210,655)
Net decrease in net assets from operations	$(23,351,850)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Statement of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations
Net investment loss	$(2,141,195)	$(3,783,197)
Net realized gain (loss)	(7,256,389)	29,956,359
Net change in unrealized appreciation (depreciation)	(13,954,266)	9,544,598
Net increase (decrease) in net assets resulting from operations	(23,351,850)	35,717,760
Distributions to shareholders
Net investment income
Class 1	(6,665,017)	(14,800,134)
Class 2	(114,198)	(44,459)
Net realized gains
Class 1	(26,217,119)	(3,028,796)
Class 2	(521,883)	(9,699)
Total distributions to shareholders	(33,518,217)	(17,883,088)
Increase (decrease) in net assets from capital stock activity	16,028,577	63,806,804
Total increase (decrease) in net assets	(40,841,490)	81,641,476
Net assets at beginning of period	457,286,101	375,644,625
Net assets at end of period	$416,444,611	$457,286,101
Excess of distributions over net investment income	$(15,262,271)	$(6,341,861)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Statement of Changes in Net Assets (continued)

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	60	610	4,844,312	50,032,558
Distributions reinvested	3,486,971	32,882,136	1,739,408	17,828,930
Redemptions	(1,893,633)	(19,108,276)	(1,029,258)	(10,702,836)
Net increase	1,593,398	13,774,470	5,554,462	57,158,652
Class 2 shares
Subscriptions	195,836	1,999,846	639,871	6,676,704
Distributions reinvested	67,453	636,081	5,284	54,158
Redemptions	(37,262)	(381,820)	(7,979)	(82,710)
Net increase	226,027	2,254,107	637,176	6,648,152
Total net increase	1,819,425	16,028,577	6,191,638	63,806,804

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Six Months Ended June 30, 2014		Year Ended December 31,
Class 1	(Unaudited)		2013	2012(a)
Per share data
Net asset value, beginning of period	$10.83		$10.43	$10.00
Income from investment operations:
Net investment loss	(0.05)		(0.10)	(0.06)
Net realized and unrealized gain (loss)	(0.50)		1.00	0.49
Increase from payments by affiliate	—		—	0.00	(b)
Total from investment operations	(0.55)		0.90	0.43
Less distributions to shareholders:
Net investment income	(0.16)		(0.42)	—
Net realized gains	(0.66)		(0.08)	—
Total distributions to shareholders	(0.82)		(0.50)	—
Net asset value, end of period	$9.46		$10.83	$10.43
Total return	(5.02%)		8.86%	4.30	%(c)
Ratios to average net assets(d)
Total gross expenses	1.19	%(e)	1.19%	1.20	%(e)
Total net expenses(f)	1.06	%(e)	1.03%	1.09	%(e)
Net investment loss	(1.00	%)(e)	(0.94%)	(0.95	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$408,282		$450,391	$375,642
Portfolio turnover	0%		0%	0%

Notes to Consolidated Financial Highlights

(a)  For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

(b)  Rounds to zero.

(c)  Ameriprise Financial reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by 0.01%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Consolidated Financial Highlights (continued)

	Six Months Ended June 30, 2014		Year Ended December 31,
Class 2	(Unaudited)		2013	2012(a)
Per share data
Net asset value, beginning of period	$10.82		$10.41	$10.00
Income from investment operations:
Net investment loss	(0.06)		(0.12)	(0.08)
Net realized and unrealized gain (loss)	(0.51)		1.00	0.49
Total from investment operations	(0.57)		0.88	0.41
Less distributions to shareholders:
Net investment income	(0.14)		(0.39)	—
Net realized gains	(0.66)		(0.08)	—
Total distributions to shareholders	(0.80)		(0.47)	—
Net asset value, end of period	$9.45		$10.82	$10.41
Total return	(5.25%)		8.71%	4.10%
Ratios to average net assets(b)
Total gross expenses	1.44	%(c)	1.46%	1.44	%(c)
Total net expenses(d)	1.32	%(c)	1.25%	1.34	%(c)
Net investment loss	(1.25	%)(c)	(1.17%)	(1.17	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$8,163		$6,895	$3
Portfolio turnover	0%		0%	0%

Notes to Consolidated Financial Highlights

(a)  For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements

June 30, 2014 (Unaudited)

Note 1. Organization

Variable Portfolio — AQR Managed Futures Strategy Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Basis for Consolidation

VPMF Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary operates as an investment vehicle to provide the Fund with exposure to the commodities markets consistent with the Fund's investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. At June 30, 2014, the Fund's investment in the Subsidiary represented $114,026,764 or 27.4% of the net assets of the Fund. All intercompany transactions and balances have been eliminated in the consolidation process.

The consolidated financial statements (financial statements) present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Short-term securities within 60 days to maturity are valued at amortized cost, which approximates market value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2014 (Unaudited)

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For

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Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2014 (Unaudited)

over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars and to shift investment exposure from one currency to another. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates and manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the cleared swap contract, which it holds at the CCP through a broker. Upon entering into a centrally cleared swap contract, the Fund is required to deposit

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Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2014 (Unaudited)

initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contacts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statements of Assets and Liabilities.

Total Return Swap Contracts

The Fund entered into total return swap contracts to obtain and manage long and short exposure to sovereign bonds, commodities, and equity indices we utilize swaps on futures. Total return swap contracts may be used to obtain commodity and equity exposure.

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation)

until the termination of the swap, at which time the Fund will realize a gain or (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the underlying reference instruments. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference instruments. This risk may be offset if the Fund holds any of the underlying reference instruments. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2014:

		Gross Amounts	Net Amounts of Assets	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Offset in the Consolidated Statement of Assets and Liabilities ($)	Presented in the Consolidated Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	9,756,557	—	9,756,557	5,647,111	1,650,000	—	2,459,446
Over-the-Counter Swap Contracts(c)	1,486,245	—	1,486,245	1,245,919	30,000	—	210,326
Total	11,242,802	—	11,242,802	6,893,030	1,680,000	—	2,669,772

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Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2014 (Unaudited)

		Gross Amounts	Net Amounts of Liabilities	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Offset in the Consolidated Statement of Assets and Liabilities ($)	Presented in the Consolidated Statement of Assets and Liabilities ($)	Financial Instruments ($)(d)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount($)(e)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	5,647,111	—	5,647,111	5,647,111	—	—	—
Over-the-Counter Swap Contracts(c)	1,518,955	—	1,518,955	1,245,919	273,036	—	—
Total	7,166,066	—	7,166,066	6,893,030	273,036	—	—

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

(d) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(e) Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at June 30, 2014:

Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	1,732,713	*
Equity risk	Net assets — unrealized appreciation on swap contracts	70,683	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	9,756,557
Foreign exchange risk	Net assets — unrealized appreciation on futures contracts	212,424	*
Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	2,562,885	*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	360,685	*
Commodity-related investment risk	Net assets — unrealized appreciation on futures contracts	1,094,857	*
Commodity-related investment risk	Net assets — unrealized appreciation on swap contracts	1,054,877	*
Total		16,845,681
Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	607,578	*
Equity risk	Net assets — unrealized depreciation on swap contracts	228,334	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	5,647,111
Foreign exchange risk	Net assets — unrealized depreciation on futures contracts	34,677	*
Interest rate risk	Net assets — unrealized depreciation on futures contracts	343,295	*

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Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2014 (Unaudited)

Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Interest rate risk	Net assets — unrealized depreciation on swap contracts	41,598	*
Commodity-related investment risk	Net assets — unrealized depreciation on futures contracts	1,014,491	*
Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Commodity-related investment risk	Net assets — unrealized depreciation on swap contracts	1,249,023	*
Total		9,166,107

*Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Consolidated Statement of Operations for the six months ended June 30, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Commodity-related investment risk	—	(3,007,599)	(1,553,576)	(4,561,175)
Equity risk	—	10,335,892	1,197,122	11,533,014
Foreign exchange risk	(7,433,646)	(2,537,465)	—	(9,971,111)
Interest rate risk	—	(5,135,063)	781,374	(4,353,689)
Total	(7,433,646)	(344,235)	424,920	(7,352,961)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Commodity-related investment risk	—	(753,335)	(2,597,979)	(3,351,314)
Equity risk	—	(7,568,225)	(284,024)	(7,852,249)
Foreign exchange risk	(4,862,225)	7,045	—	(4,855,180)
Interest rate risk	—	1,495,066	651,158	2,146,224
Total	(4,862,225)	(6,819,449)	(2,230,845)	(13,912,519)

The following table is a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2014:

Derivative Instrument		Average notional amounts ($)*
Futures contracts — Long		1,302,853,116
Futures contracts — Short		899,610,793
Derivative Instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	8,309,166	(7,916,970)
Total return swaps	3,557,561	(1,102,840)

*Based on ending quarterly outstanding amounts for the six months ended June 30, 2014.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts,

are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2014 (Unaudited)

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.02% to 0.90% as the Fund's net assets increase. The annualized effective investment management fee rate for the six months ended June 30, 2014 was 1.02% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with AQR Capital Management, LLC (AQR) to serve as the subadviser to the Fund. The Investment Manager compensates AQR to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The annualized effective administration fee rate for the six months ended June 30, 2014 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2014 (Unaudited)

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	2.40%	1.00%
Class 2	2.65	1.25

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At June 30, 2014, the cost of investments for federal income tax purposes was approximately $378,368,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,000
Unrealized depreciation	—
Net unrealized appreciation	$2,000

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $0 and $0, respectively, for the six months ended June 30, 2014. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At June 30, 2014, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2014 (Unaudited)

Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations.

The Fund had no borrowings during the six months ended June 30, 2014.

Note 9. Significant Risks

Commodity — Related Investment Risk

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may, in turn, reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the value of the Fund's investments to greater volatility than other types of investments. Limited or no active trading market may exist for certain commodities investments, which may impair the ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument may not perform or be unable to perform in accordance with the terms of the instrument. Foreign subsidiaries making commodity-related investments will not generally be subject to U.S. laws (including securities laws) and their protections. Further, they will be subject to the laws of a foreign jurisdiction, which can be adversely affected by developments in that jurisdiction.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S.

securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q,

Semiannual Report 2014
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Variable Portfolio — AQR Managed Futures Strategy Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2014 (Unaudited)

10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Semiannual Report 2014
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Variable Portfolio — AQR Managed Futures Strategy Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") and the Subadvisory Agreement (the "Subadvisory Agreement") between the Investment Manager and AQR Capital Management, LLC (the "Subadviser") with respect to Variable Portfolio — AQR Managed Futures Strategy Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement and the Subadvisory Agreement (collectively, the "Agreements").

In connection with their deliberations regarding the continuation of the Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4, 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Agreements. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Agreements for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Agreements for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's voluntary agreement to limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider). This agreement may be terminated at any time by the Investment Manager in its sole discretion.;

•  The terms and conditions of the Agreements;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager and the Subadviser under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services, including an assessment of the Investment Manager's and the Subadviser's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and the Subadviser and the Investment Manager's affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and the Subadviser and the Investment Manager's affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadviser, which included consideration of the Investment Manager's and the Subadviser's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. The Committee and the Board also noted that the Board had approved the Subadviser's code of ethics and compliance program, and that the Chief Compliance Officer of the Funds monitors the code of ethics and compliance program.

The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select the Subadviser, including the Investment Manager's rationale for recommending approval of the Subadvisory Agreement, and the process for monitoring the Subadviser's ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadviser, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Agreements.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that the Fund serves as an underlying fund in a fund-of-funds structure, and considered the percentage of each fund-of-funds that was expected to be invested in funds advised solely by the Investment Manager.

The Committee and the Board noted that, through December 31, 2013, the Fund's performance was in the tenth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-year period.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadviser were sufficient, in light of other consideration, to warrant the continuation of the Agreements.

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Variable Portfolio — AQR Managed Futures Strategy Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Agreements, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the fifth and fourth quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the Investment Manager for purposes of expense comparison. The Committee and the Board also considered the fees that the Subadviser charges to its other clients, and noted that the Investment Manager pays the fees of the Subadviser. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Agreements.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates from their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. Because the Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadviser thereunder, the Committee and the Board did not consider the profitability to the Subadviser of its relationship with the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Agreements.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in

Semiannual Report 2014
34

Variable Portfolio — AQR Managed Futures Strategy Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement (continued)

investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

The Committee and the Board noted that the breakpoints in the Advisory Agreement did not occur at the same levels as the breakpoints in the Subadvisory Agreement. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreement. The Committee and the Board also noted the potential challenges of seeking to tailor the Advisory Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser's ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers might need to be added as the Fund grows, increasing the Investment Manager's cost of compensating and overseeing the Fund's subadvisers.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Agreements.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Agreements.

Semiannual Report 2014
35

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Semiannual Report 2014
36

Variable Portfolio — AQR Managed Futures Strategy Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiamanagement.com.

Semiannual Report 2014
37

Variable Portfolio — AQR Managed Futures Strategy Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1539 E (8/14)

Semiannual Report

June 30, 2014

Columbia Variable Portfolio — Multi-Strategy
Alternatives Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Performance Overview	2
Portfolio Overview	3
Understanding Your Fund's Expenses	4
Portfolio of Investments	5
Consolidated Statement of Assets and Liabilities	19
Consolidated Statement of Operations	21
Consolidated Statement of Changes in Net Assets	22
Consolidated Financial Highlights	24
Notes to Consolidated Financial Statements	26
Board Consideration and Approval of Advisory Agreement	34
Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Performance Overview

(Unaudited)

Performance Summary

>  Columbia Variable Portfolio — Multi-Strategy Alternatives Fund (the Fund) Class 2 shares returned -4.70% for the six-month period that ended June 30, 2014.

>  The Fund underperformed its benchmark, the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.02% over the same time period.

Average Annual Total Returns (%) (for period ended June 30, 2014)

	Inception	6 Months cumulative	1 Year	Life
Class 1	04/30/12	-4.68	-6.40	-3.01
Class 2	04/30/12	-4.70	-6.61	-3.20
Citigroup 3-Month U.S. Treasury Bill Index		0.02	0.04	0.06

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Semiannual Report 2014
2

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Portfolio Overview

(Unaudited)

Top Ten Holdings (%) (at June 30, 2014)
Verizon Communications, Inc.	1.6
Johnson & Johnson	1.5
Pfizer, Inc.	1.4
Merck & Co., Inc.	1.4
Microsoft Corp.	1.3
Wells Fargo & Co.	1.3
JPMorgan Chase & Co.	1.2
AbbVie, Inc.	1.2
Priceline Group, Inc. (The)	1.1
Fastenal Co.	1.1

Percentages indicated are based upon total investments (excluding Money Market Funds and short term cash equivalents).

For further detail about these holdings, please refer to the section entitled "Consolidated Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at June 30, 2014)
Common Stocks	24.1
Consumer Discretionary	3.1
Consumer Staples	1.6
Energy	2.2
Financials	2.9
Health Care	4.3
Industrials	2.3
Information Technology	5.3
Materials	0.9
Telecommunication Services	0.7
Utilities	0.8
Convertible Bonds	4.3
Convertible Preferred Stocks	2.8
Consumer Staples	0.2
Energy	0.2
Financials	1.3
Health Care	0.1
Industrials	0.3
Telecommunication Services	0.2
Utilities	0.5
Treasury Bills	19.6
Short-Term Investments Segregated in Connection with Open Derivative Contracts(a)	49.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds (amounting to $151.0 million) which have been segregated to cover obligations related to the Fund's investment in derivatives which provides exposure to multiple markets. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments, and Note 2 to the financial statements.

Portfolio Management

Todd White

Jeffrey Knight, CFA

Kent Peterson, Ph.D.

Semiannual Report 2014
3

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

January 1, 2014 – June 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	953.20	1,019.19	5.47	5.66	1.13
Class 2	1,000.00	1,000.00	953.00	1,017.95	6.68	6.90	1.38

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Semiannual Report 2014
4

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments

June 30, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common Stocks 22.7%

Issuer	Shares	Value ($)
Consumer Discretionary 3.0%
Automobiles 0.2%
Tesla Motors, Inc.(a)	3,221	773,233
Hotels, Restaurants & Leisure 0.2%
McDonald's Corp.	7,315	736,913
Internet & Catalog Retail 0.7%
Amazon.com, Inc.(a)	3,221	1,046,116
Priceline Group, Inc. (The)(a)	908	1,092,324
Total		2,138,440
Media 0.7%
Comcast Corp., Class A	9,855	529,017
Discovery Communications, Inc., Class A(a)	9,600	713,088
Time Warner, Inc.	12,625	886,906
Total		2,129,011
Multiline Retail 0.2%
Macy's, Inc.	9,655	560,183
Specialty Retail 0.5%
Home Depot, Inc. (The)	11,975	969,496
TJX Companies, Inc. (The)	14,938	793,955
Total		1,763,451
Textiles, Apparel & Luxury Goods 0.5%
Hanesbrands, Inc.	3,155	310,578
Michael Kors Holdings Ltd.(a)	9,894	877,103
VF Corp.	5,335	336,105
Total		1,523,786
Total Consumer Discretionary		9,625,017
Consumer Staples 1.5%
Beverages 0.1%
Coca-Cola Co. (The)	10,600	449,016
Food & Staples Retailing 0.2%
CVS Caremark Corp.	3,805	286,783
Wal-Mart Stores, Inc.	3,390	254,487
Total		541,270
Food Products 0.3%
General Mills, Inc.	6,935	364,365
Kellogg Co.	3,900	256,230
Kraft Foods Group, Inc.	4,160	249,392
Total		869,987

Common Stocks (continued)

Issuer	Shares	Value ($)
Household Products 0.4%
Kimberly-Clark Corp.	5,255	584,461
Procter & Gamble Co. (The)	9,075	713,204
Total		1,297,665
Tobacco 0.5%
Altria Group, Inc.	15,135	634,762
Philip Morris International, Inc.	11,805	995,280
Total		1,630,042
Total Consumer Staples		4,787,980
Energy 2.1%
Energy Equipment & Services 0.5%
FMC Technologies, Inc.(a)	12,613	770,276
Schlumberger Ltd.	7,240	853,958
Total		1,624,234
Oil, Gas & Consumable Fuels 1.6%
BP PLC, ADR	5,135	270,871
Cabot Oil & Gas Corp.	21,520	734,693
Chevron Corp.	6,700	874,685
ConocoPhillips	8,090	693,556
ExxonMobil Corp.	10,060	1,012,841
Occidental Petroleum Corp.	5,975	613,214
Phillips 66	5,370	431,909
Royal Dutch Shell PLC, ADR	6,965	573,707
Total		5,205,476
Total Energy		6,829,710
Financials 2.7%
Banks 1.3%
Fifth Third Bancorp	18,210	388,783
JPMorgan Chase & Co.	20,535	1,183,227
PNC Financial Services Group, Inc. (The)	6,260	557,453
U.S. Bancorp	17,870	774,128
Wells Fargo & Co.	22,960	1,206,778
Total		4,110,369
Capital Markets 0.4%
BlackRock, Inc.	2,240	715,904
Northern Trust Corp.	5,885	377,876
T. Rowe Price Group, Inc.	3,440	290,370
Total		1,384,150

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
5

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Common Stocks (continued)

Issuer	Shares	Value ($)
Consumer Finance 0.2%
American Express Co.	5,545	526,054
Diversified Financial Services 0.1%
CME Group, Inc.	5,090	361,136
Insurance 0.6%
ACE Ltd.	4,165	431,911
Chubb Corp. (The)	3,665	337,803
Marsh & McLennan Companies, Inc.	12,570	651,377
MetLife, Inc.	11,910	661,720
Total		2,082,811
Real Estate Investment Trusts (REITs) 0.1%
Public Storage	1,525	261,309
Simon Property Group, Inc.	1,345	223,646
Washington Prime Group, Inc.(a)	655	12,275
Total		497,230
Total Financials		8,961,750
Health Care 4.0%
Biotechnology 1.7%
Alexion Pharmaceuticals, Inc.(a)	4,623	722,344
Amgen, Inc.	8,740	1,034,554
Biogen Idec, Inc.(a)	2,650	835,571
Celgene Corp.(a)	10,230	878,552
Gilead Sciences, Inc.(a)	8,961	742,957
Pharmacyclics, Inc.(a)	6,891	618,192
Vertex Pharmaceuticals, Inc.(a)	8,168	773,346
Total		5,605,516
Life Sciences Tools & Services 0.3%
Illumina, Inc.(a)	5,082	907,340
Pharmaceuticals 2.0%
AbbVie, Inc.	20,710	1,168,872
Bristol-Myers Squibb Co.	16,131	782,515
Johnson & Johnson	13,945	1,458,926
Merck & Co., Inc.	22,530	1,303,360
Pfizer, Inc.	46,120	1,368,842
Roche Holding AG, ADR	14,375	536,188
Total		6,618,703
Total Health Care		13,131,559

Common Stocks (continued)

Issuer	Shares	Value ($)
Industrials 2.2%
Aerospace & Defense 1.1%
Boeing Co. (The)	6,910	879,160
Honeywell International, Inc.	9,655	897,432
Precision Castparts Corp.	2,650	668,860
Raytheon Co.	8,465	780,896
United Technologies Corp.	2,635	304,211
Total		3,530,559
Air Freight & Logistics 0.2%
United Parcel Service, Inc., Class B	5,340	548,204
Commercial Services & Supplies 0.1%
Waste Management, Inc.	8,115	362,984
Electrical Equipment 0.1%
Emerson Electric Co.	4,895	324,832
Machinery 0.4%
Dover Corp.	5,885	535,241
Illinois Tool Works, Inc.	3,470	303,833
Parker Hannifin Corp.	3,625	455,771
Total		1,294,845
Trading Companies & Distributors 0.3%
Fastenal Co.	22,065	1,091,997
Total Industrials		7,153,421
Information Technology 5.0%
Communications Equipment 0.3%
Cisco Systems, Inc.	24,640	612,304
QUALCOMM, Inc.	3,030	239,976
Total		852,280
Internet Software & Services 1.1%
Baidu, Inc., ADR(a)	4,517	843,821
Facebook, Inc., Class A(a)	14,320	963,593
Google, Inc., Class A(a)	777	454,289
Google, Inc., Class C(a)	777	446,992
LinkedIn Corp., Class A(a)	5,415	928,510
Total		3,637,205
IT Services 0.9%
Automatic Data Processing, Inc.	6,590	522,456
Cognizant Technology Solutions Corp., Class A(a)	16,410	802,613
International Business Machines Corp.	3,930	712,391

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
6

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Common Stocks (continued)

Issuer	Shares	Value ($)
Visa, Inc., Class A	4,165	877,607
Total		2,915,067
Semiconductors & Semiconductor Equipment 0.8%
ARM Holdings PLC, ADR	15,598	705,654
Intel Corp.	31,320	967,788
KLA-Tencor Corp.	7,855	570,587
Texas Instruments, Inc.	9,850	470,731
Total		2,714,760
Software 1.4%
Microsoft Corp.	30,690	1,279,773
Oracle Corp.	5,800	235,074
Red Hat, Inc.(a)	14,065	777,373
Salesforce.com, Inc.(a)	16,441	954,893
Splunk, Inc.(a)	10,724	593,359
VMware, Inc., Class A(a)	7,666	742,145
Total		4,582,617
Technology Hardware, Storage & Peripherals 0.5%
Apple, Inc.	11,000	1,022,230
EMC Corp.	18,415	485,051
Total		1,507,281
Total Information Technology		16,209,210
Materials 0.8%
Chemicals 0.7%
EI du Pont de Nemours & Co.	9,305	608,919
LyondellBasell Industries NV, Class A	3,855	376,441
Monsanto Co.	7,537	940,165
Sherwin-Williams Co. (The)	2,515	520,379
Total		2,445,904
Containers & Packaging 0.1%
Sonoco Products Co.	6,965	305,972
Total Materials		2,751,876
Telecommunication Services 0.6%
Diversified Telecommunication Services 0.6%
AT&T, Inc.	14,430	510,245
Verizon Communications, Inc.	30,800	1,507,044
Total		2,017,289
Total Telecommunication Services		2,017,289

Common Stocks (continued)

Issuer	Shares	Value ($)
Utilities 0.8%
Electric Utilities 0.4%
American Electric Power Co., Inc.	7,160	399,313
Duke Energy Corp.	3,245	240,746
NextEra Energy, Inc.	2,595	265,936
Northeast Utilities	7,230	341,762
Total		1,247,757
Multi-Utilities 0.4%
CMS Energy Corp.	10,625	330,969
Dominion Resources, Inc.	3,940	281,789
Sempra Energy	2,785	291,617
Wisconsin Energy Corp.	6,810	319,525
Total		1,223,900
Total Utilities		2,471,657
Total Common Stocks (Cost: $68,784,072)		73,939,469

Convertible Preferred Stocks 2.7%

Consumer Staples 0.2%
Food Products 0.2%
Bunge Ltd., 4.875%	4,300	443,210
Post Holdings, Inc., 5.250%(a)	1,105	116,469
Total		559,679
Total Consumer Staples		559,679
Energy 0.2%
Oil, Gas & Consumable Fuels 0.2%
Chesapeake Energy Corp., 5.75%(b)	420	532,088
Penn Virginia Corp., 6.000%(a)(b)	1,058	123,260
Total		655,348
Total Energy		655,348
Financials 1.2%
Banks 0.3%
Bank of America Corp., 7.250%	400	466,800
Wells Fargo & Co., 7.500%	410	497,740
Total		964,540
Capital Markets 0.1%
AMG Capital Trust II, 5.150%	7,700	483,656

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
7

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Convertible Preferred Stocks (continued)

Issuer	Shares	Value ($)
Real Estate Investment Trusts (REITs) 0.8%
Alexandria Real Estate Equities, Inc., 7.000%	23,000	635,016
American Tower Corp., 5.250%(a)	2,230	237,272
Crown Castle International Corp., 4.500%	4,600	465,962
Health Care REIT, Inc., 6.500%	8,200	473,468
Weyerhaeuser Co., 6.375%	8,700	493,725
iStar Financial, Inc., 4.500%	4,000	255,700
Total		2,561,143
Total Financials		4,009,339
Health Care 0.1%
Health Care Equipment & Supplies 0.1%
Alere, Inc., 3.000%	1,200	386,316
Total Health Care		386,316
Industrials 0.3%
Aerospace & Defense 0.1%
United Technologies Corp., 7.500%	5,400	352,026
Airlines 0.2%
Continental Airlines Finance Trust II, 6.000%	10,000	492,812
Total Industrials		844,838
Telecommunication Services 0.2%
Diversified Telecommunication Services 0.2%
Intelsat SA, 5.750%	4,300	218,913
Iridium Communications, Inc., 6.750%(a)	850	278,342
Total		497,255
Total Telecommunication Services		497,255
Utilities 0.5%
Electric Utilities 0.2%
Exelon Corp. 6.500%(a)	3,137	167,336
NextEra Energy, Inc., 5.599%	7,800	518,864
Total		686,200
Multi-Utilities 0.3%
CenterPoint Energy, Inc., 3.719%(c)	8,900	493,327
Dominion Resources, Inc., 6.000%	5,000	290,100

Convertible Preferred Stocks (continued)

Issuer	Shares	Value ($)
Dominion Resources, Inc., 6.125%	4,700	270,955
Total		1,054,382
Total Utilities		1,740,582
Total Convertible Preferred Stocks (Cost: $8,288,454)		8,693,357

Convertible Bonds(d) 4.0%

Issuer	Coupon Rate	Principal Amount		Value
Automotive 0.4%
Navistar International Corp.(b) Senior Subordinated Notes 10/15/18	4.500%		244,000	252,389
04/15/19	4.750%		240,000	256,050
Volkswagen International Finance NV(b) 11/09/15	5.500%	EUR	400,000	640,011
Total				1,148,450
Brokerage/Asset Managers/Exchanges 0.1%
Walter Investment Management Corp. Senior Subordinated Notes 11/01/19	4.500%		450,000	416,531
Building Materials 0.3%
Cemex SAB de CV Subordinated Notes 03/15/15	4.875%		399,000	499,498
Layne Christensen Co. Senior Unsecured(b) 11/15/18	4.250%		484,000	440,585
Total				940,083
Diversified Manufacturing 0.1%
Sterlite Industries India Ltd. Senior Unsecured 10/30/14	4.000%		473,000	473,000
Food and Beverage 0.1%
Chiquita Brands International, Inc. Senior Unsecured 08/15/16	4.250%		481,000	484,307
Gaming 0.2%
MGM Resorts International 04/15/15	4.250%		379,000	556,419

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
8

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Convertible Bonds(d) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 0.3%
Chesapeake Energy Corp. 12/15/38	2.250%	501,000	482,839
Endeavour International Corp. 07/15/16	5.500%	282,000	141,000
Goodrich Petroleum Corp. 10/01/32	5.000%	340,000	421,175
Total			1,045,014
Integrated Energy — %
American Energy — Utica LLC PIK(b) 03/01/21	3.500%	120,000	126,780
Lodging 0.1%
Morgans Hotel Group Co. 10/15/14	2.375%	482,000	477,180
Media and Entertainment 0.1%
Cenveo Corp. 05/15/17	7.000%	323,000	378,411
Metals 0.1%
Alpha Natural Resources, Inc. 12/15/20	4.875%	225,000	174,234
James River Coal Co.(b)(e)(f) 06/01/18	10.000%	565,000	45,200
Total			219,434
Oil Field Services 0.2%
Cobalt International Energy, Inc. Senior Unsecured 12/01/19	2.625%	260,000	240,630
Vantage Drilling Co. Senior Unsecured(b) 07/15/43	5.500%	429,000	466,859
Total			707,489
Other Financial Institutions 0.3%
Ares Capital Corp. Senior Unsecured(b) 01/15/19	4.375%	464,000	491,793
GSV Capital Corp. Senior Unsecured(b) 09/15/18	5.250%	454,000	450,942
Total			942,735

Convertible Bonds(d) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 0.5%
Corsicanto Ltd. Senior Unsecured 01/15/32	3.500%	320,000	261,200
Dendreon Corp. Senior Unsecured 01/15/16	2.875%	220,000	154,000
PDL BioPharma, Inc Senior Unsecured 02/01/18	4.000%	235,000	269,075
Supernus Pharmaceuticals, Inc. Senior Secured(b) 05/01/19	7.500%	217,000	482,395
Vivus, Inc. Senior Unsecured(b) 05/01/20	4.500%	396,000	293,288
Total			1,459,958
Property & Casualty 0.2%
MGIC Investment Corp.(b) 04/01/63	9.000%	395,000	503,872
Refining 0.1%
Clean Energy Fuels Corp. Senior Unsecured(b) 10/01/18	5.250%	229,000	225,107
REITs 0.3%
Apollo Commercial Real Estate Finance, Inc. Senior Unsecured 03/15/19	5.500%	325,000	343,078
Blackstone Mortgage Trust, Inc. Senior Unsecured 12/01/18	5.250%	227,000	250,817
Campus Crest Communities Operating Partnership LP(b) 10/15/18	4.750%	457,000	446,146
Total			1,040,041
Technology 0.3%
Ctrip.com International Ltd. Senior Unsecured(b) 10/15/18	1.250%	130,000	141,781
Digital River, Inc. Senior Unsecured 11/01/30	2.000%	353,000	351,456
Exelixis, Inc. 08/15/19	4.250%	250,000	211,250

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
9

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Convertible Bonds(d) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
j2 Global, Inc. Senior Unsecured 06/15/29	3.250%	168,000	170,415
Total			874,902
Tobacco 0.2%
Vector Group Ltd. Senior Unsecured 04/15/20	1.750%	525,000	563,257
Transportation Services 0.1%
DryShips, Inc. Senior Unsecured 12/01/14	5.000%	481,000	474,988
Total Convertible Bonds (Cost: $13,008,993)			13,057,958

Treasury Bills 18.5%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 18.5%
U.S. Treasury Bills 07/03/14	0.001%	60,000,000	59,999,996
Total Treasury Bills (Cost: $59,999,997)			59,999,996

Money Market Funds 46.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.095%(g)(h)	150,909,672	150,909,672
Total Money Market Funds (Cost: $150,909,672)		150,909,672
Total Investments (Cost: $300,991,188)		306,600,452
Other Assets & Liabilities, Net		18,510,636
Net Assets		325,111,088

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at June 30, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Capital	08/22/14	19,100,000 AUD	17,913,470 USD	—	(28,407)
Citigroup Global Markets Inc.	08/22/14	100,000 AUD	93,422 USD	—	(514)
Credit Suisse	08/22/14	26,900,000 AUD	25,125,192 USD	—	(143,734)
UBS Securities	08/22/14	3,200,000 AUD	2,989,194 USD	—	(16,775)
Barclays Capital	08/22/14	4,650,000 CAD	4,322,525 USD	—	(29,582)
Barclays Capital	08/22/14	2,600,000 CAD	2,416,896 USD	—	(16,540)
Citigroup Global Markets Inc.	08/22/14	16,800,000 CAD	15,619,770 USD	—	(103,973)
Credit Suisse	08/22/14	14,200,000 CAD	13,201,210 USD	—	(89,097)
Citigroup Global Markets Inc.	08/22/14	400,000 CHF	447,002 USD	—	(4,258)
Credit Suisse	08/22/14	20,600,000 CHF	23,028,853 USD	—	(211,062)
State Street Bank & Trust Company	08/22/14	6,000,000 CHF	6,707,283 USD	—	(61,624)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
10

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Forward Foreign Currency Exchange Contracts Open at June 30, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
UBS Securities	08/22/14	12,800,000 CHF	14,308,423 USD	—	(131,913)
UBS Securities	08/22/14	1,900,000 CHF	2,123,906 USD	—	(19,581)
Barclays Capital	08/22/14	11,700,000 EUR	15,898,662 USD	—	(125,361)
Citigroup Global Markets Inc.	08/22/14	3,400,000 EUR	4,619,716 USD	—	(36,838)
Credit Suisse	08/22/14	8,500,000 EUR	11,555,325 USD	—	(86,060)
State Street Bank & Trust Company	08/22/14	12,800,000 EUR	17,401,600 USD	—	(128,956)
UBS Securities	08/22/14	2,600,000 EUR	3,534,716 USD	—	(26,179)
Barclays Capital	08/22/14	11,150,000 GBP	18,915,195 USD	—	(158,887)
Barclays Capital	08/22/14	400,000 GBP	678,572 USD	—	(5,700)
Citigroup Global Markets Inc.	08/22/14	3,200,000 GBP	5,428,128 USD	—	(46,048)
Credit Suisse	08/22/14	9,600,000 GBP	16,288,800 USD	—	(133,727)
UBS Securities	08/22/14	15,100,000 GBP	25,676,493 USD	—	(154,774)
Barclays Capital	08/22/14	5,312,400,000 JPY	52,043,830 USD	—	(415,998)
Credit Suisse	08/22/14	2,326,700,000 JPY	22,805,418 USD	—	(170,691)
UBS Securities	08/22/14	279,100,000 JPY	2,736,503 USD	—	(19,604)
Barclays Capital	08/22/14	25,400,000 NOK	4,141,908 USD	9,187	—
Credit Suisse	08/22/14	76,400,000 NOK	12,466,781 USD	36,078	—
UBS Securities	08/22/14	161,200,000 NOK	26,316,460 USD	88,327	—
UBS Securities	08/22/14	37,300,000 NOK	6,061,591 USD	—	(7,325)
Barclays Capital	08/22/14	19,100,000 NZD	16,508,226 USD	—	(132,654)
Citigroup Global Markets Inc.	08/22/14	9,700,000 NZD	8,378,472 USD	—	(72,656)
State Street Bank & Trust Company	08/22/14	21,600,000 NZD	18,662,832 USD	—	(156,175)
State Street Bank & Trust Company	08/22/14	1,551,590 NZD	1,340,605 USD	—	(11,218)
UBS Securities	08/22/14	3,732,700 NZD	3,224,792 USD	—	(27,325)
Barclays Capital	08/22/14	69,700,000 SEK	10,354,058 USD	—	(71,607)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
11

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Forward Foreign Currency Exchange Contracts Open at June 30, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Capital	08/22/14	35,699,646 SEK	5,303,246 USD	—	(36,676)
Citigroup Global Markets Inc.	08/22/14	84,566,667 SEK	12,558,163 USD	—	(91,245)
Citigroup Global Markets Inc.	08/22/14	140,500,000 SEK	20,817,680 USD	—	(198,187)
Credit Suisse	08/22/14	100,000 SEK	14,855 USD	—	(103)
UBS Securities	08/22/14	147,033,333 SEK	21,847,319 USD	—	(145,798)
Barclays Capital	08/22/14	6,400,000 SGD	5,122,254 USD	—	(10,545)
Credit Suisse	08/22/14	98,800,000 SGD	79,086,819 USD	—	(150,767)
HSBC Securities (USA), Inc.	08/22/14	20,500,000 SGD	16,408,795 USD	—	(32,202)
UBS Securities	08/22/14	204,350,000 SGD	163,608,269 USD	—	(280,404)
Barclays Capital	08/22/14	93,788 USD	100,000 AUD	149	—
Citigroup Global Markets Inc.	08/22/14	38,583,286 USD	41,300,000 AUD	212,499	—
Citigroup Global Markets Inc.	08/22/14	2,417,345 USD	2,600,000 CAD	16,091	—
State Street Bank & Trust Company	08/22/14	28,542,474 USD	30,700,000 CAD	190,794	—
UBS Securities	08/22/14	41,971,147 USD	45,150,000 CAD	286,412	—
Barclays Capital	08/22/14	9,274,054 USD	8,300,000 CHF	89,601	—
Citigroup Global Markets Inc.	08/22/14	19,109,348 USD	17,100,000 CHF	182,038	—
State Street Bank & Trust Company	08/22/14	2,571,125 USD	2,300,000 CHF	23,623	—
State Street Bank & Trust Company	08/22/14	10,865,304 USD	9,700,000 CHF	77,763	—
UBS Securities	08/22/14	28,867,404 USD	21,200,000 EUR	167,579	—
Citigroup Global Markets Inc.	08/22/14	24,440,711 USD	14,408,333 GBP	207,335	—
State Street Bank & Trust Company	08/22/14	3,054,456 USD	1,800,000 GBP	24,768	—
State Street Bank & Trust Company	08/22/14	30,374,868 USD	17,900,000 GBP	246,303	—
UBS Securities	08/22/14	3,054,341 USD	1,800,000 GBP	24,883	—
UBS Securities	08/22/14	34,177,509 USD	20,141,667 GBP	278,437	—
Barclays Capital	08/22/14	118,540 USD	12,100,000 JPY	948	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
12

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Forward Foreign Currency Exchange Contracts Open at June 30, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets Inc.	08/22/14	98,290 USD	10,033,333 JPY	789	—
Citigroup Global Markets Inc.	08/22/14	245,888 USD	25,100,000 JPY	1,974	—
Citigroup Global Markets Inc.	08/22/14	13,127,120 USD	1,334,100,000 JPY	47,087	—
State Street Bank & Trust Company	08/22/14	2,370,848 USD	241,900,000 JPY	17,909	—
State Street Bank & Trust Company	08/22/14	6,350,031 USD	647,900,000 JPY	47,967	—
UBS Securities	08/22/14	45,230,893 USD	4,613,166,667 JPY	324,021	—
Barclays Capital	08/22/14	8,446,882 USD	51,800,000 NOK	—	(18,736)
Citigroup Global Markets Inc.	08/22/14	14,893,964 USD	91,300,000 NOK	—	(38,949)
Citigroup Global Markets Inc.	08/22/14	4,143,556 USD	25,400,000 NOK	—	(10,835)
Citigroup Global Markets Inc.	08/22/14	4,564,358 USD	5,284,290 NZD	39,581	—
Credit Suisse	08/22/14	3,023,874 USD	3,500,000 NZD	25,502	—
UBS Securities	08/22/14	78,272,058 USD	90,600,000 NZD	663,219	—
Citigroup Global Markets Inc.	08/22/14	291,990 USD	1,966,263 SEK	2,122	—
Credit Suisse	08/22/14	25,907,390 USD	174,400,000 SEK	179,209	—
UBS Securities	08/22/14	5,027,219 USD	33,833,383 SEK	33,549	—
Barclays Capital	08/22/14	117,931,890 USD	147,350,000 SGD	242,790	—
Citigroup Global Markets Inc.	08/22/14	10,889,234 USD	13,600,000 SGD	17,964	—
Citigroup Global Markets Inc.	08/22/14	24,002,151 USD	30,000,000 SGD	57,845	—
Citigroup Global Markets Inc.	08/22/14	128,428,908 USD	160,400,000 SGD	211,871	—
Total				4,076,214	(3,859,290)

Futures Contracts Outstanding at June 30, 2014

At June 30, 2014, cash totaling $18,653,551 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
10YR MINI	(981)	JPY	(141,032,368)	09/2014	—	(218,445)
10YR MINI	134	JPY	19,264,360	09/2014	75,192	—
3MO EURO EURIBOR	82	EUR	28,024,340	03/2015	3,910	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
13

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Futures Contracts Outstanding at June 30, 2014 (continued)

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
3MO EURO SWISS FRANC	54	CHF	15,227,842	03/2015	—	(1,661)
3MO EURO SWISS FRANC	(12)	CHF	(3,383,965)	03/2015	—	(29)
3MO EUROYEN (TFX)	29	JPY	7,143,367	03/2015	—	(102)
3MO EUROYEN (TFX)	(270)	JPY	(66,507,206)	03/2015	—	(1,521)
90 DAY STERLING	(55)	GBP	(11,637,037)	03/2015	—	(10,018)
AUST 10YR BOND	1,098	AUD	124,732,068	09/2014	1,244,164	—
BANK ACCEPT	64	CAD	14,798,182	03/2015	2,805	—
BANK ACCEPT	(159)	CAD	(36,764,233)	03/2015	—	(5,737)
CAC40 10 EURO	62	EUR	3,754,129	07/2014	—	(88,021)
CAN 10YR BOND	42	CAD	5,352,289	09/2014	56,970	—
CAN 10YR BOND	(123)	CAD	(15,674,561)	09/2014	—	(84,788)
CBOE VIX	(166)	USD	(2,066,700)	07/2014	12,718	—
CBOE VIX	299	USD	3,991,650	08/2014	—	(153,377)
CBOE VIX	(388)	USD	(5,509,600)	09/2014	147,793	—
CBOE VIX	64	USD	960,000	10/2014	—	(39,567)
CBOE VIX	229	USD	3,572,400	11/2014	—	(159,495)
DAX INDEX	28	EUR	9,450,431	09/2014	—	(66,934)
EURO STOXX 50	350	EUR	15,489,525	09/2014	—	(3,372)
EURO$ 90 DAY	61	USD	15,195,863	03/2015	7,479	—
EURO$ 90 DAY	(325)	USD	(80,961,563)	03/2015	—	(41,166)
EURO-BUND	516	EUR	103,871,231	09/2014	503,507	—
FTSE 100 INDEX	10	GBP	1,148,520	09/2014	—	(1,527)
FTSE 100 INDEX	(6)	GBP	(689,112)	09/2014	2,219	—
FTSE/MIB INDEX	92	EUR	13,418,294	09/2014	—	(464,848)
HANG SENG INDEX	43	HKD	6,409,166	07/2014	106,642	—
IBEX 35 INDEX	43	EUR	6,391,709	07/2014	—	(56,314)
LONG GILT	227	GBP	42,702,574	09/2014	—	(91,676)
MSCI SING IX ETS	19	SGD	1,129,120	07/2014	—	(408)
MSCI SING IX ETS	(350)	SGD	(20,799,583)	07/2014	43,529	—
OMXS30 INDEX	58	SEK	1,197,492	07/2014	—	(4,821)
S&P 500	3	USD	1,464,300	09/2014	17,465	—
S&P 500	(37)	USD	(18,059,700)	09/2014	—	(162,803)
S&P/TSE 60 INDEX	(67)	CAD	(10,846,333)	09/2014	—	(83,238)
S&P500 EMINI	(756)	USD	(73,800,720)	09/2014	—	(884,482)
SPI 200	215	AUD	27,135,970	09/2014	—	(69,819)
TOPIX INDEX	10	JPY	1,246,237	09/2014	26,191	—
TOPIX INDEX	(92)	JPY	(11,465,377)	09/2014	—	(114,707)
US LONG BOND	32	USD	4,390,000	09/2014	65,186	—
US LONG BOND	(233)	USD	(31,964,688)	09/2014	—	(427,470)
Total					2,315,770	(3,236,346)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
14

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Notes to Consolidated Portfolio of Investments

(a)  Non-income producing.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the value of these securities amounted to $5,918,546 or 1.82% of net assets.

(c)  Variable rate security.

(d)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(e)  Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at June 30, 2014 was $45,200, which represents 0.01% of net assets. Information concerning such security holdings at June 30, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
James River Coal Co.	11/18/2013	355,812

(f)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At June 30, 2014, the value of these securities amounted to $45,200, which represents 0.01% of net assets.

(g)  The rate shown is the seven-day current annualized yield at June 30, 2014.

(h)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	231,832,037	278,652,606	(359,574,971)	150,909,672	99,044	150,909,672

Abbreviation Legend

ADR  American Depositary Receipt

PIK    Payment-in-Kind

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  British Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

NOK  Norwegian Krone

NZD  New Zealand Dollar

SEK  Swedish Krona

SGD  Singapore Dollar

USD  US Dollar

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
15

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at June 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	9,625,017	—	—	9,625,017
Consumer Staples	4,787,980	—	—	4,787,980
Energy	6,829,710	—	—	6,829,710
Financials	8,961,750	—	—	8,961,750
Health Care	13,131,559	—	—	13,131,559
Industrials	7,153,421	—	—	7,153,421
Information Technology	16,209,210	—	—	16,209,210
Materials	2,751,876	—	—	2,751,876
Telecommunication Services	2,017,289	—	—	2,017,289
Utilities	2,471,657	—	—	2,471,657
Convertible Preferred Stocks
Consumer Staples	—	559,679	—	559,679
Energy	—	655,348	—	655,348
Financials	2,169,005	1,840,334	—	4,009,339
Health Care	386,316	—	—	386,316
Industrials	352,026	492,812	—	844,838
Telecommunication Services	218,913	278,342	—	497,255
Utilities	561,055	1,179,527	—	1,740,582
Total Equity Securities	77,626,784	5,006,042	—	82,632,826
Bonds
Convertible Bonds	—	13,057,958	—	13,057,958
Total Bonds	—	13,057,958	—	13,057,958
Short-Term Securities
Treasury Bills	—	59,999,996	—	59,999,996
Total Short-Term Securities	—	59,999,996	—	59,999,996
Mutual Funds
Money Market Funds	150,909,672	—	—	150,909,672
Total Mutual Funds	150,909,672	—	—	150,909,672
Investments in Securities	228,536,456	78,063,996	—	306,600,452

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	4,076,214	—	4,076,214
Futures Contracts	2,315,770	—	—	2,315,770
Liabilities
Forward Foreign Currency Exchange Contracts	—	(3,859,290)	—	(3,859,290)
Futures Contracts	(3,236,346)	—	—	(3,236,346)
Total	227,615,880	78,280,920	—	305,896,800

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments, at value
Unaffiliated issuers (identified cost $150,081,516)	$155,690,780
Affiliated issuers (identified cost $150,909,672)	150,909,672
Total investments (identified cost $300,991,188)	306,600,452
Margin deposits	18,653,551
Unrealized appreciation on forward foreign currency exchange contracts	4,076,214
Receivable for:
Investments sold	94,032
Capital shares sold	974
Dividends	132,403
Interest	128,918
Reclaims	9,832
Variation margin	398,161
Trustees' deferred compensation plan	7,076
Total assets	330,101,613
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	3,859,290
Payable for:
Investments purchased	234,873
Capital shares purchased	3,056
Variation margin	816,666
Investment management fees	27,313
Distribution and/or service fees	89
Transfer agent fees	1,607
Administration fees	2,142
Chief compliance officer expenses	50
Other expenses	38,363
Trustees' deferred compensation plan	7,076
Total liabilities	4,990,525
Net assets applicable to outstanding capital stock	$325,111,088
Represented by
Trust capital	$325,111,088
Total — representing net assets applicable to outstanding capital stock	$325,111,088

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Statement of Assets and Liabilities (continued)

June 30, 2014 (Unaudited)

Class 1
Net assets	$320,793,100
Shares outstanding	34,266,325
Net asset value per share	$9.36
Class 2
Net assets	$4,317,988
Shares outstanding	463,453
Net asset value per share	$9.32

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Net investment income
Income:
Dividends — unaffiliated issuers	$984,203
Dividends — affiliated issuers	99,044
Interest	168,855
Foreign taxes withheld	(4,041)
Total income	1,248,061
Expenses:
Investment management fees	1,663,753
Distribution and/or service fees
Class 2	5,566
Transfer agent fees
Class 1	96,532
Class 2	1,336
Administration fees	130,490
Compensation of board members	14,653
Custodian fees	1,531
Printing and postage fees	12,942
Professional fees	21,647
Chief compliance officer expenses	93
Other	5,995
Total expenses	1,954,538
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(112,837)
Total net expenses	1,841,701
Net investment loss	(593,640)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	709,507
Foreign currency translations	(218,221)
Forward foreign currency exchange contracts	(3,156,799)
Futures contracts	(13,816,239)
Net realized loss	(16,481,752)
Net change in unrealized appreciation (depreciation) on:
Investments	3,113,415
Foreign currency translations	124,722
Forward foreign currency exchange contracts	(1,228,001)
Futures contracts	(741,891)
Net change in unrealized appreciation (depreciation)	1,268,245
Net realized and unrealized loss	(15,213,507)
Net decrease in net assets from operations	$(15,807,147)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Statement of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations
Net investment income (loss)	$(593,640)	$4,836,324
Net realized loss	(16,481,752)	(8,540,332)
Net change in unrealized appreciation (depreciation)	1,268,245	(4,254,469)
Net decrease in net assets resulting from operations	(15,807,147)	(7,958,477)
Increase (decrease) in net assets from capital stock activity	240,531	10,792,849
Total increase (decrease) in net assets	(15,566,616)	2,834,372
Net assets at beginning of period	340,677,704	337,843,332
Net assets at end of period	$325,111,088	$340,677,704

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Statement of Changes in Net Assets (continued)

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	1,161,213	11,000,610	2,163,728	21,699,031
Redemptions	(1,162,634)	(11,014,200)	(1,530,284)	(15,247,185)
Net increase (decrease)	(1,421)	(13,590)	633,444	6,451,846
Class 2 shares
Subscriptions	96,508	920,071	465,683	4,612,741
Redemptions	(71,290)	(665,950)	(27,698)	(271,738)
Net increase	25,218	254,121	437,985	4,341,003
Total net increase	23,797	240,531	1,071,429	10,792,849

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Six Months Ended June 30, 2014		Year Ended December 31,
Class 1	(Unaudited)		2013		2012(a)
Per share data
Net asset value, beginning of period	$9.82		$10.04		$10.00
Income from investment operations:
Net investment income (loss)	(0.02)		0.14		0.17
Net realized and unrealized loss	(0.44)		(0.36)		(0.13)
Total from investment operations	(0.46)		(0.22)		0.04
Net asset value, end of period	$9.36		$9.82		$10.04
Total return	(4.68%)		(2.19%)		0.40%
Ratios to average net assets(b)
Total gross expenses	1.19	%(c)	1.25	%(d)	1.28	%(c)(d)
Total net expenses(e)	1.13	%(c)	1.18	%(d)	1.28	%(c)(d)
Net investment income (loss)	(0.36	%)(c)	1.41%		2.49	%(c)
Supplemental data
Net assets, end of period (in thousands)	$320,793		$336,391		$337,841
Portfolio turnover	19%		213%		57%

Notes to Consolidated Financial Highlights

(a)  For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.01% for the years ended December 31, 2013 and 2012, respectively.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Consolidated Financial Highlights (continued)

	Six Months Ended June 30, 2014		Year Ended December 31,
Class 2	(Unaudited)		2013		2012(a)
Per share data
Net asset value, beginning of period	$9.78		$10.03		$10.00
Income from investment operations:
Net investment income (loss)	(0.03)		0.07		0.15
Net realized and unrealized loss	(0.43)		(0.32)		(0.12)
Total from investment operations	(0.46)		(0.25)		0.03
Net asset value, end of period	$9.32		$9.78		$10.03
Total return	(4.70%)		(2.49%)		0.30%
Ratios to average net assets(b)
Total gross expenses	1.45	%(c)	1.50	%(d)	1.48	%(c)(e)
Total net expenses(f)	1.38	%(c)	1.38	%(d)	1.48	%(c)(e)
Net investment income (loss)	(0.61	%)(c)	0.74%		2.22	%(c)
Supplemental data
Net assets, end of period (in thousands)	$4,318		$4,287		$3
Portfolio turnover	19%		213%		57%

Notes to Consolidated Financial Highlights

(a)  For the period from April 30, 2012 (commencement of operations) to December 31, 2012.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Ratios include dividends and interest on securities sold short which is less than 0.01% for the year ended December 31, 2013.

(e)  Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by 0.01% for the year ended December 31, 2012.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements

June 30, 2014 (Unaudited)

Note 1. Organization

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Basis for Consolidation

VPGMA Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary operates as an investment vehicle to provide the Fund with exposure to the commodities markets consistent with the Fund's investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. At June 30, 2014, the Fund's investment in the Subsidiary represented $250,000 or 0.08% of the net assets of the Fund. All intercompany transactions and balances have been eliminated in the consolidation process.

The consolidated financial statements (financial statements) present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2014 (Unaudited)

as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Debt securities generally are valued by pricing services approved by the Board based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Short-term securities within 60 days to maturity are valued at amortized cost, which approximates market value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin

Semiannual Report 2014
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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2014 (Unaudited)

that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage exposure to movements in interest rates and manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures

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28

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2014 (Unaudited)

contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2014:

		Gross Amounts	Net Amounts of Assets	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Offset in the Consolidated Statement of Assets and Liabilities ($)	Presented in the Consolidated Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	4,076,214	—	4,076,214	2,374,618	—	—	1,701,596
		Gross Amounts	Net Amounts of Liabilities	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Offset in the Consolidated Statement of Assets and Liabilities ($)	Presented in the Consolidated Statement of Assets and Liabilities ($)	Financial Instruments ($)(c)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount($)(d)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	3,859,290	—	3,859,290	2,374,618	—	—	1,484,672

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(d) Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the

Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2014 (Unaudited)

The following table is a summary of the fair value of derivative instruments at June 30, 2014:

Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	356,557	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	4,076,214
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	1,959,213	*
Total		6,391,984
Liability Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	2,353,733	*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	3,859,290
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	882,613	*
Total		7,095,636

*Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Consolidated Statement of Operations for the six months ended June 30, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Equity risk	—	(10,326,637)	(10,326,637)
Foreign exchange risk	(3,156,799)	—	(3,156,799)
Interest rate risk	—	(3,489,602)	(3,489,602)
Total	(3,156,799)	(13,816,239)	(16,973,038)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Equity risk	—	(578,048)	(578,048)
Foreign exchange risk	(1,228,001)	(316,000)	(1,544,001)
Interest rate risk	—	152,157	152,157
Total	(1,228,001)	(741,891)	(1,969,892)

The following table is a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2014.

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	550,787,358
Futures contracts — Short	700,784,184
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	8,507,796	(7,304,345)

*Based on ending quarterly outstanding amounts for the six months ended June 30, 2014.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2014 (Unaudited)

charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Consolidated Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 1.02% to 0.90% as the Fund's net assets increase. The annualized effective investment management fee rate for the six months ended June 30, 2014 was 1.02% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The annualized effective administration fee rate for the six months ended June 30, 2014 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

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31

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2014 (Unaudited)

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	1.23%	1.13%
Class 2	1.48	1.38

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, aggregated to $18,183,809 and $17,638,216, respectively, for the six months ended June 30, 2014. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At June 31, 2014, affiliated shareholders of record owned 100% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations.

The Fund had no borrowings during the six months ended June 30, 2014.

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32

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2014 (Unaudited)

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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33

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Variable Portfolio — Multi-Strategy Alternatives Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4, 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's voluntary agreement to limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined by the independent third-party data provider). This agreement may be terminated at any time by the Investment Manager in its sole discretion.;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Board Consideration and Approval of Advisory Agreement (continued)

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for the one-year period, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2013, the Fund's performance was in the seventy-fifth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-year period.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the

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35

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Board Consideration and Approval of Advisory Agreement (continued)

Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are both ranked in the fifth quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the Investment Manager for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates from their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Board Consideration and Approval of Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board also considered the tax benefits provided to affiliates of the Investment Manager as a result of the election by certain Funds to be taxed as partnerships. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

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Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiamanagement.com.

Semiannual Report 2014
41

Columbia Variable Portfolio — Multi-Strategy Alternatives Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1474 E (8/14)

Semiannual Report

June 30, 2014

Variable Portfolio — Goldman Sachs Commodity
Strategy Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Performance Overview	2
Portfolio Overview	3
Understanding Your Fund's Expenses	4
Consolidated Portfolio of Investments	5
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	10
Consolidated Statement of Changes in Net Assets	11
Consolidated Financial Highlights	13
Notes to Consolidated Financial Statements	15
Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement	22
Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Performance Overview

(Unaudited)

Performance Summary

>  Variable Portfolio — Goldman Sachs Commodity Strategy Fund (the Fund) Class 2 shares returned 5.37% for the six-month period that ended June 30, 2014.

>  The Fund underperformed its benchmark, the Bloomberg Commodity Index Total Return, which returned 7.08% over the same period.

Average Annual Total Returns (%) (for period ended June 30, 2014)

	Inception	6 Months cumulative	1 Year	Life
Class 1	10/05/12	5.47	6.46	-5.59
Class 2	10/05/12	5.37	6.12	-5.83
Bloomberg Commodity Index Total Return		7.08	8.21	-5.18

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Bloomberg Commodity Index Total Return (formerly known as Dow Jones-UBS Commodity Index Total Return) is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index. This combines the returns of the Bloomberg Commodity Index with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills. Effective June 30, 2014, S&P Dow Jones Indices ceased the calculation and distribution of the Dow Jones-UBS Commodity Index Total Return. Effective July 1, 2014, the Dow Jones-UBS Commodity Index Total Return was rebranded and is now distributed by Bloomberg as the Bloomberg Commodity Index Total Return.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Semiannual Report 2014
2

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Portfolio Overview

(Unaudited)

Commodities Market Exposure (%) (at June 30, 2014)(a)
Commodities Derivatives Contracts
Energy	32.0
Grains	20.9
Industrial Metals	16.6
Livestock	5.8
Precious Metals	15.9
Softs (Cocoa, Cotton and Sugar)	8.8
Total Notional Market Value of Commodities Derivatives Contracts	100.0

(a) Reflects notional market value of commodities derivatives contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for commodities derivative contracts are shown in the Consolidated Portfolio of Investments. The notional amount of all outstanding swap contracts is $106,894,335. See Total Return Swap Contracts Outstanding at June 30, 2014 on page 5. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the consolidated financial statements.

Portfolio Holdings (%) (at June 30, 2014)(a)
Affiliated Money Market Fund	22.9
Treasury Bills	32.9
U.S. Government & Agency Obligations	40.4
Other Assets & Liabilities	3.8
Net Assets	100.0

(a) Percentage based upon net assets. At period end, the Fund held investments in an affiliated money market fund, U.S. Treasury Bills and U.S. Government and U.S. Government Agency Obligations, which have been segregated to cover obligations relating to the Fund's investments in open derivatives contracts which provide exposure to the commodities market. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Consolidated Portfolio of Investments and Note 2 to the consolidated financial statements.

Portfolio Management

Goldman Sachs Asset Management, L.P.

Sam Finkelstein

Michael Johnson

John Calvaruso, CFA

Semiannual Report 2014
3

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

January 1, 2014 – June 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,054.70	1,021.03	3.87	3.81	0.76
Class 2	1,000.00	1,000.00	1,053.70	1,019.79	5.14	5.06	1.01

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Semiannual Report 2014
4

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Portfolio of Investments

June 30, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

U.S. Government & Agency Obligations 40.4%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
Federal Home Loan Banks Discount Notes 07/18/14	0.060%	24,999,292	24,999,251
Federal National Mortgage Association Discount Notes 07/03/14	0.040%	17,999,960	17,999,940
Total U.S. Government & Agency Obligations (Cost: $42,999,252)			42,999,191

Treasury Bills 32.9%

U.S. Treasury Bills 09/04/14	0.020%	34,994,818	34,998,880
Total Treasury Bills (Cost: $34,994,818)			34,998,880

Money Market Funds 22.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.095%(a)(b)	24,408,500	24,408,500
Total Money Market Funds (Cost: $24,408,500)		24,408,500
Total Investments (Cost: $102,402,570)		102,406,571
Other Assets & Liabilities, Net		4,089,875
Net Assets		106,496,446

Investments in Derivatives

Total Return Swap Contracts Outstanding at June 30, 2014

At June 30, 2014, cash totaling $4,430,000 was received as collateral to cover open total return equity swap contracts.

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Currency	Notional Amount	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Deutsche Bank	Total return based on the Dow Jones-UBS Commodity Index 1 Month Forward	Fixed Rate of 0.11%	04/15/15	USD	77,903,867	800,584	—
Macquarie Bank Limited	Total return based on the Dow Jones-UBS Commodity Index 1 Month Forward	Fixed Rate of 0.16%	04/14/15	USD	28,990,468	294,432	—
Total						1,095,016	—

Notes to Consolidated Portfolio of Investments

(a)  The rate shown is the seven-day current annualized yield at June 30, 2014.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	86,246,105	391,174,420	(453,012,025)	24,408,500	38,380	24,408,500

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
5

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
6

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at June 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities
U.S. Government & Agency Obligations	—	42,999,191	—	42,999,191
Treasury Bills	34,998,880	—	—	34,998,880
Total Short-Term Securities	34,998,880	42,999,191	—	77,998,071
Mutual Funds
Money Market Funds	24,408,500	—	—	24,408,500
Total Mutual Funds	24,408,500	—	—	24,408,500
Investments in Securities	59,407,380	42,999,191	—	102,406,571
Derivatives
Assets
Swap Contracts	—	1,095,016	—	1,095,016
Total	59,407,380	44,094,207	—	103,501,587

See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
7

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments, at value
Unaffiliated issuers (identified cost $77,994,070)	$77,998,071
Affiliated issuers (identified cost $24,408,500)	24,408,500
Total investments (identified cost $102,402,570)	102,406,571
Cash collateral held at broker	4,430,000
Unrealized appreciation on swap contracts	1,095,016
Receivable for:
Investments sold	24,104
Capital shares sold	57
Dividends	4,065
Trustees' deferred compensation plan	4,965
Total assets	107,964,778
Liabilities
Payable for:
Capital shares purchased	1,428,322
Investment management fees	4,951
Distribution and/or service fees	50
Transfer agent fees	540
Administration fees	720
Compensation of board members	46
Chief compliance officer expenses	33
Other expenses	28,705
Trustees' deferred compensation plan	4,965
Total liabilities	1,468,332
Net assets applicable to outstanding capital stock	$106,496,446
Represented by
Paid-in capital	$165,610,121
Excess of distributions over net investment income	(2,575,802)
Accumulated net realized loss	(57,636,890)
Unrealized appreciation (depreciation) on:
Investments	4,001
Swap contracts	1,095,016
Total — representing net assets applicable to outstanding capital stock	$106,496,446

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
8

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities (continued)

June 30, 2014 (Unaudited)

Class 1
Net assets	$104,037,535
Shares outstanding	11,487,726
Net asset value per share	$9.06
Class 2
Net assets	$2,458,911
Shares outstanding	272,703
Net asset value per share	$9.02

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
9

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Net investment income
Income:
Dividends — affiliated issuers	$38,380
Interest	23,159
Total income	61,539
Expenses:
Investment management fees	438,053
Distribution and/or service fees
Class 2	2,429
Transfer agent fees
Class 1	47,204
Class 2	583
Administration fees	63,717
Compensation of board members	13,529
Custodian fees	8,157
Printing and postage fees	7,526
Professional fees	16,011
Chief compliance officer expenses	42
Other	7,141
Total expenses	604,392
Net investment loss	(542,853)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,497
Swap contracts	10,674,055
Net realized gain	10,675,552
Net change in unrealized appreciation (depreciation) on:
Investments	(709)
Swap contracts	(392,763)
Net change in unrealized appreciation (depreciation)	(393,472)
Net realized and unrealized gain	10,282,080
Net increase in net assets resulting from operations	$9,739,227

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
10

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Operations
Net investment loss	$(542,853)	$(2,700,863)
Net realized gain (loss)	10,675,552	(65,216,586)
Net change in unrealized appreciation (depreciation)	(393,472)	8,891,135
Net increase (decrease) in net assets resulting from operations	9,739,227	(59,026,314)
Increase (decrease) in net assets from capital stock activity	(111,374,503)	(73,388,550)
Total decrease in net assets	(101,635,276)	(132,414,864)
Net assets at beginning of period	208,131,722	340,546,586
Net assets at end of period	$106,496,446	$208,131,722
Excess of distributions over net investment income	$(2,575,802)	$(2,032,949)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
11

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets (continued)

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	1,230,930	11,000,000	46,642,075	435,067,481
Redemptions	(13,790,152)	(123,202,741)	(58,339,408)	(510,027,540)
Net decrease	(12,559,222)	(112,202,741)	(11,697,333)	(74,960,059)
Class 2 shares
Subscriptions	120,653	1,080,062	193,397	1,683,129
Redemptions	(28,554)	(251,824)	(13,043)	(111,620)
Net increase	92,099	828,238	180,354	1,571,509
Total net decrease	(12,467,123)	(111,374,503)	(11,516,979)	(73,388,550)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
12

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Six Months Ended June 30, 2014		Year Ended December 31,
Class 1	(Unaudited)		2013	2012(a)
Per share data
Net asset value, beginning of period	$8.59		$9.53	$10.01
Income from investment operations:
Net investment loss	(0.03)		(0.06)	(0.01)
Net realized and unrealized gain (loss)	0.50		(0.88)	(0.47)
Total from investment operations	0.47		(0.94)	(0.48)
Net asset value, end of period	$9.06		$8.59	$9.53
Total return	5.47%		(9.86%)	(4.80%)
Ratios to average net assets(b)
Total gross expenses	0.76	%(c)	0.71%	0.78	%(c)
Total net expenses(d)	0.76	%(c)	0.71%	0.78	%(c)
Net investment loss	(0.68	%)(c)	(0.63%)	(0.64	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$104,038		$206,585	$340,544
Portfolio turnover	0%		0%	0%

Notes to Consolidated Financial Highlights

(a)  For the period from October 5, 2012 (commencement of operations) to December 31, 2012.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
13

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Consolidated Financial Highlights (continued)

	Six Months Ended June 30, 2014		Year Ended December 31,
Class 2	(Unaudited)		2013	2012(a)
Per share data
Net asset value, beginning of period	$8.56		$9.52	$10.01
Income from investment operations:
Net investment loss	(0.04)		(0.08)	(0.02)
Net realized and unrealized gain (loss)	0.50		(0.88)	(0.47)
Total from investment operations	0.46		(0.96)	(0.49)
Net asset value, end of period	$9.02		$8.56	$9.52
Total return	5.37%		(10.08%)	(4.90%)
Ratios to average net assets(b)
Total gross expenses	1.01	%(c)	1.00%	1.02	%(c)
Total net expenses(d)	1.01	%(c)	1.00%	1.02	%(c)
Net investment loss	(0.94	%)(c)	(0.91%)	(0.83	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$2,459		$1,547	$2
Portfolio turnover	0%		0%	0%

Notes to Consolidated Financial Highlights

(a)  For the period from October 5, 2012 (commencement of operations) to December 31, 2012.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Semiannual Report 2014
14

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements

June 30, 2014 (Unaudited)

Note 1. Organization

Variable Portfolio — Goldman Sachs Commodity Strategy Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Basis for Consolidation

VPCS Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary operates as an investment vehicle to provide the Fund with exposure to the commodities markets consistent with the Fund's investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. At June 30, 2014, the Fund's investment in the Subsidiary represented $78,262,109 or 73.5% of the net assets of the Fund. All intercompany transactions and balances have been eliminated in the consolidation process.

The consolidated financial statements (financial statements) present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Short-term securities within 60 days to maturity are valued at amortized cost, which approximates market value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

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15

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2014 (Unaudited)

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-

rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has

Semiannual Report 2014
16

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2014 (Unaudited)

termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contacts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statements of Assets and Liabilities.

Total Return Swap Contracts

The Fund entered into total return swap contracts to obtain long exposure to the total return of a reference commodity index or a basket of reference commodities in return for an agreed upon swap replication fee, typically expressed in basis points per annum of notional exposure. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security or market without owning, taking physical custody of, or short selling such security or securities in a market.

Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain or (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap contracts may be subject to liquidity risk, which exists when a particular swap contract is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swap contracts are subject to the risk associated with the investment in the underlying reference instruments. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference instruments. This risk may be offset if the Fund holds any of the underlying reference instruments. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.

Total return swap contracts are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into total return swap contracts only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager.

Semiannual Report 2014
17

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2014 (Unaudited)

Offsetting of Derivative Assets

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2014:

			Net Amounts	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities ($)	of Assets Presented in the Consolidated Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Over-the-Counter Swap Contracts(c)	1,095,016	—	1,095,016	—	1,095,016	—	—

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.

Effects of Derivative Transactions in the Consolidated Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at June 30, 2014:

Asset Derivatives
Risk Exposure Category	Consolidated Statement of Assets and Liabilities Location	Fair Value ($)
Commodity- related investment risk	Net assets — unrealized appreciation on swap contracts	1,095,016

*Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments.

The following table indicates the effect of derivative instruments in the Consolidated Statement of Operations for the six months ended June 30, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Swap Contracts ($)
Commodity-related investment risk	10,674,055
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Swap Contracts ($)
Commodity-related investment risk	(392,763)

The following table is a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2014:

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Total return swaps	819,116	—

*Based on the ending quarterly outstanding amounts for the six months ended June 30, 2014.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Semiannual Report 2014
18

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2014 (Unaudited)

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from

0.55% to 0.44% as the Fund's net assets increase. The annualized effective investment management fee rate for the six months ended June 30, 2014 was 0.55% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Goldman Sachs Asset Management, L.P. (GSAM) to subadvise the assets of the Fund. The Investment Manager compensates GSAM to manage the investments of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The annualized effective administration fee rate for the six months ended June 30, 2014 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has

Semiannual Report 2014
19

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2014 (Unaudited)

approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	1.12%	0.94%
Class 2	1.37	1.19

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At June 30, 2014, the cost of investments for federal income tax purposes was approximately $102,403,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$4,000
Unrealized depreciation	—
Net unrealized appreciation	$4,000
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, aggregated to $0 and $0, respectively, for the six months ended June 30, 2014.

Note 6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At June 30, 2014, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations.

Semiannual Report 2014
20

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Notes to Consolidated Financial Statements (continued)

June 30, 2014 (Unaudited)

The Fund had no borrowings during the six months ended June 30, 2014.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Significant Risks

Commodity-Related Investment Risk

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may, in turn, reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the value of the Fund's investments to greater volatility than other types of investments. Limited or no active trading market may exist for certain commodities investments, which may impair the ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument may not perform or be unable to perform in accordance with the terms of the instrument. Foreign subsidiaries making commodity-related investments will not generally be subject to U.S. laws (including securities laws) and their protections. Further, they will be subject to the laws of a foreign jurisdiction, which can be adversely affected by developments in that jurisdiction.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise

Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Semiannual Report 2014
21

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") and the Subadvisory Agreement (the "Subadvisory Agreement") between the Investment Manager and Goldman Sachs Asset Management, L.P. (the "Subadviser") with respect to Variable Portfolio — Goldman Sachs Commodity Strategy Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement and the Subadvisory Agreement (collectively, the "Agreements").

In connection with their deliberations regarding the continuation of the Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4, 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Agreements. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Agreements for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Agreements for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's voluntary agreement to limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider). This agreement may be terminated at any time by the Investment Manager in its sole discretion;

•  The terms and conditions of the Agreements;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager and the Subadviser under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services, including an assessment of the Investment Manager's and the Subadviser's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Semiannual Report 2014
22

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and the Subadviser and the Investment Manager's affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and the Subadviser and the Investment Manager's affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadviser, which included consideration of the Investment Manager's and the Subadviser's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. The Committee and the Board also noted that the Board had approved the Subadviser's code of ethics and compliance program, and that the Chief Compliance Officer of the Funds monitors the code of ethics and compliance program.

The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select the Subadviser, including the Investment Manager's rationale for recommending approval of the Subadvisory Agreement, and the process for monitoring the Subadviser's ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadviser, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Agreements.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Agreements. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

Semiannual Report 2014
23

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement (continued)

The Committee and the Board noted that the Fund serves as an underlying fund in a fund-of-funds structure, and considered the percentage of each fund-of-funds that was expected to be invested in funds advised solely by the Investment Manager.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadviser were sufficient, in light of other considerations, to warrant the continuation of the Agreements.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Agreements, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the fourth and first quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the Investment Manager for purposes of expense comparison. The Committee and the Board also considered the fees that the Subadviser charges to its other clients, and noted that the Investment Manager pays the fees of the Subadviser. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Agreements.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates from their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. Because the Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadviser thereunder, the Committee and the Board did not consider the profitability to the Subadviser of its relationship with the Fund.

Semiannual Report 2014
24

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement (continued)

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Agreements.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

The Committee and the Board noted that the breakpoints in the Advisory Agreement did not occur at the same levels as the breakpoints in the Subadvisory Agreement. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreement. The Committee and the Board also noted the potential challenges of seeking to tailor the Advisory Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser's ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers might need to be added as the Fund grows, increasing the Investment Manager's cost of compensating and overseeing the Fund's subadvisers.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Agreements.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Agreements.

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Semiannual Report 2014
28

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiamanagement.com.

Semiannual Report 2014
29

Variable Portfolio — Goldman Sachs Commodity Strategy Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1885 C (8/14)

Semiannual Report

June 30, 2014

Variable Portfolio — Pyrford International Equity Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Variable Portfolio — Pyrford International Equity Fund

Performance Overview	2
Portfolio Overview	3
Understanding Your Fund's Expenses	5
Portfolio of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	17
Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement	24
Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Variable Portfolio — Pyrford International Equity Fund

Performance Overview

(Unaudited)

Performance Summary

>  Variable Portfolio — Pyrford International Equity Fund (the Fund) Class 2 shares returned 6.45% for the six-month period that ended June 30, 2014.

>  The Fund outperformed its benchmark, the MCSI EAFE Index (Net), which returned 4.78% over the same period.

Average Annual Total Returns (%) (for period ended June 30, 2014)

	Inception	6 Months cumulative	1 Year	Life
Class 1	04/30/13	6.59	17.54	11.08
Class 2	04/30/13	6.45	17.24	10.80
MSCI EAFE Index (Net)		4.78	23.57	13.82

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Semiannual Report 2014
2

Variable Portfolio — Pyrford International Equity Fund

Portfolio Overview

(Unaudited)

Top Ten Holdings (%) (at June 30, 2014)
Nestlé SA, Registered Shares (Switzerland)	3.2
Roche Holding AG, Genusschein Shares (Switzerland)	3.0
Novartis AG, Registered Shares (Switzerland)	2.7
Royal Dutch Shell PLC, Class A (United Kingdom)	2.1
Total SA (France)	2.1
Brambles Ltd. (Australia)	2.1
Malayan Banking Bhd (Malaysia)	2.0
Axiata Group Bhd (Malaysia)	2.0
Air Liquide SA (France)	2.0
CNOOC Ltd. (China)	1.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at June 30, 2014)
Australia	10.1
Belgium	2.4
China	3.5
Finland	1.0
France	7.6
Germany	6.8
Hong Kong	4.2
Ireland	1.0
Israel	1.3
Japan	8.8
Malaysia	4.8
Netherlands	4.2
Norway	0.9
Singapore	4.7
Sweden	3.3
Switzerland	12.5
Taiwan	3.0
United Kingdom	16.2
United States(a)	3.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Portfolio Management

Pyrford International Ltd.

Bruce Campbell

Tony Cousins, CFA

Paul Simons, CFA

Daniel McDonagh, CFA

Semiannual Report 2014
3

Variable Portfolio — Pyrford International Equity Fund

Portfolio Overview (continued)

(Unaudited)

Summary of Investments in Securities by Industry (%) (at June 30, 2014)
Aerospace & Defense	0.7
Air Freight & Logistics	1.8
Auto Components	1.6
Banks	3.1
Building Products	1.4
Chemicals	4.9
Commercial Services & Supplies	2.0
Communications Equipment	1.3
Construction Materials	1.5
Diversified Telecommunication Services	3.8
Electric Utilities	2.8
Electrical Equipment	2.8
Electronic Equipment, Instruments & Components	0.8
Food & Staples Retailing	4.0
Food Products	4.3
Gas Utilities	0.7
Health Care Equipment & Supplies	1.3
Hotels, Restaurants & Leisure	0.5
Household Products	0.6
Industrial Conglomerates	0.9
Insurance	3.8
IT Services	1.7
Machinery	4.8
Media	2.6
Metals & Mining	1.7
Multi-Utilities	1.3
Oil, Gas & Consumable Fuels	11.8
Pharmaceuticals	9.7
Road & Rail	1.2
Semiconductors & Semiconductor Equipment	2.4
Software	1.5
Technology Hardware, Storage & Peripherals	0.9
Textiles, Apparel & Luxury Goods	1.0
Tobacco	1.2
Trading Companies & Distributors	2.3
Water Utilities	1.2
Wireless Telecommunication Services	6.5
Money Market Funds	3.7
Total	100.1

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Semiannual Report 2014
4

Variable Portfolio — Pyrford International Equity Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

January 1, 2014 – June 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,065.90	1,020.28	4.66	4.56	0.91
Class 2	1,000.00	1,000.00	1,064.50	1,019.04	5.94	5.81	1.16

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Semiannual Report 2014
5

Variable Portfolio — Pyrford International Equity Fund

Portfolio of Investments

June 30, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common Stocks 95.4%

Issuer	Shares	Value ($)
Australia 10.1%
Brambles Ltd.	2,497,740	21,640,115
Computershare Ltd.	1,605,830	18,900,855
Newcrest Mining Ltd.(a)	940,089	9,441,916
QBE Insurance Group Ltd.	1,107,316	11,341,441
Rio Tinto Ltd.	158,976	8,918,545
Telstra Corp., Ltd.	1,096,771	5,388,180
Woodside Petroleum Ltd.	452,418	17,540,871
Woolworths Ltd.	481,503	15,989,035
Total		109,160,958
Belgium 2.4%
Belgacom SA	318,699	10,576,024
Colruyt SA	306,382	15,564,524
Total		26,140,548
China 3.5%
China Mobile Ltd.	1,922,000	18,667,889
CNOOC Ltd.	10,901,000	19,596,359
Total		38,264,248
Finland 1.0%
KONE OYJ, Class B	255,744	10,673,801
France 7.6%
Air Liquide SA	152,267	20,558,026
Legrand SA	223,039	13,647,128
Rubis SCA	126,519	8,070,502
Sanofi	173,783	18,461,023
Total SA	301,478	21,788,318
Total		82,524,997
Germany 5.8%
Adidas AG	106,321	10,768,950
Brenntag AG	44,983	8,038,178
Deutsche Post AG	307,642	11,125,326
GEA Group AG	170,212	8,059,607
SAP AG	214,276	16,548,222
Symrise AG	152,288	8,298,372
Total		62,838,655

Common Stocks (continued)

Issuer	Shares	Value ($)
Hong Kong 4.2%
ASM Pacific Technology Ltd.	1,315,800	14,379,679
Hongkong Electric Holdings Ltd.	1,903,500	16,661,213
VTech Holdings Ltd.	1,090,000	14,485,704
Total		45,526,596
Ireland 1.0%
CRH PLC	407,882	10,466,532
Israel 1.4%
Bezeq Israeli Telecommunication Corp., Ltd. (The)	2,164,712	4,056,272
Teva Pharmaceutical Industries Ltd.	198,460	10,491,227
Total		14,547,499
Japan 8.8%
KDDI Corp.	286,900	17,504,797
Makita Corp.	201,400	12,447,315
Mitsubishi Electric Corp.	1,392,000	17,195,015
Nihon Kohden Corp.	275,400	13,827,058
Sumitomo Rubber Industries Ltd.	1,211,200	17,506,094
Toyota Tsusho Corp.	587,100	16,894,680
Total		95,374,959
Malaysia 4.8%
Axiata Group Bhd	9,608,700	20,857,253
Lafarge Malaysia Bhd	1,762,600	5,406,917
Magnum Bhd	5,480,500	5,205,707
Malayan Banking Bhd	6,850,733	20,977,569
Total		52,447,446
Netherlands 4.2%
Koninklijke Vopak NV	324,370	15,856,509
Reed Elsevier NV	719,358	16,499,037
Unilever NV-CVA	306,366	13,405,348
Total		45,760,894
Norway 0.9%
Telenor ASA	445,919	10,155,919
Singapore 4.7%
ComfortDelGro Corp., Ltd.	6,574,000	13,183,193
SembCorp Industries Ltd.	2,171,000	9,354,978
Singapore Technologies Engineering Ltd.	2,465,000	7,519,759

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
6

Variable Portfolio — Pyrford International Equity Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Common Stocks (continued)

Issuer	Shares	Value ($)
United Overseas Bank Ltd.	715,000	12,929,155
Venture Corp., Ltd.	1,318,000	8,184,598
Total		51,171,683
Sweden 3.3%
ASSA ABLOY AB, Class B	291,676	14,842,340
Atlas Copco AB, Class A	494,624	14,294,871
Svenska Cellulosa AB, Class B	252,886	6,589,407
Total		35,726,618
Switzerland 12.5%
Givaudan SA	4,096	6,831,286
Nestlé SA, Registered Shares	431,585	33,434,697
Novartis AG, Registered Shares	306,887	27,788,708
Panalpina Welttransport Holding AG	52,639	8,333,915
Roche Holding AG, Genusschein Shares	105,706	31,528,233
Schindler Holding AG	44,217	6,721,303
Syngenta AG, Registered Shares	17,508	6,521,078
Zurich Insurance Group AG	47,137	14,208,074
Total		135,367,294
Taiwan 3.0%
Advantech Co., Ltd.	1,193,000	10,188,821
Chunghwa Telecom Co., Ltd.	3,363,000	10,838,193
MediaTek, Inc.	659,000	11,147,177
Total		32,174,191
United Kingdom 16.2%
BP PLC	1,518,482	13,380,860
British American Tobacco PLC	221,506	13,184,588
British Sky Broadcasting Group PLC	749,062	11,588,779

Common Stocks (continued)

Issuer	Shares	Value ($)
GlaxoSmithKline PLC	625,182	16,733,805
Legal & General Group PLC	3,940,224	15,199,395
National Grid PLC	958,944	13,785,547
Royal Dutch Shell PLC, Class A	533,479	22,090,107
Royal Dutch Shell PLC, Class B	392,395	17,074,025
Scottish & Southern Energy PLC	504,591	13,531,937
Tesco PLC	2,470,390	12,015,478
United Utilities Group PLC	890,537	13,442,252
Vodafone Group PLC	3,986,585	13,304,149
Total		175,330,922
Total Common Stocks (Cost: $935,555,989)		1,033,653,760

Preferred Stocks 1.0%

Germany 1.0%
Fuchs Petrolub SE	240,873	10,890,903
Total Preferred Stocks (Cost: $9,928,415)		10,890,903

Money Market Funds 3.7%

Columbia Short-Term Cash Fund, 0.095%(b)(c)	40,094,141	40,094,141
Total Money Market Funds (Cost: $40,094,141)		40,094,141
Total Investments (Cost: $985,578,545)		1,084,638,804
Other Assets & Liabilities, Net		(1,499,840)
Net Assets		1,083,138,964

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at June 30, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
State Street Bank & Trust Company	9/16/14	108,440,000 AUD	96,533,288 USD	—	(5,157,911)

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
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Variable Portfolio — Pyrford International Equity Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at June 30, 2014.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	41,899,514	137,844,167	(139,649,540)	40,094,141	20,438	40,094,141

Currency Legend

AUD  Australian Dollar

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as  Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
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Variable Portfolio — Pyrford International Equity Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific  or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at June 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	—	61,568,566	—	61,568,566
Consumer Staples	—	110,183,078	—	110,183,078
Energy	—	127,327,049	—	127,327,049
Financials	—	74,655,635	—	74,655,635
Health Care	—	118,830,053	—	118,830,053
Industrials	—	193,971,524	—	193,971,524
Information Technology	—	93,835,055	—	93,835,055
Materials	—	76,442,672	—	76,442,672
Telecommunication Services	—	111,348,676	—	111,348,676
Utilities	—	65,491,452	—	65,491,452
Preferred Stocks
Materials	—	10,890,903	—	10,890,903
Total Equity Securities	—	1,044,544,663	—	1,044,544,663
Mutual Funds
Money Market Funds	40,094,141	—	—	40,094,141
Total Mutual Funds	40,094,141	—	—	40,094,141
Investments in Securities	40,094,141	1,044,544,663	—	1,084,638,804
Derivatives
Liabilities
Forward Foreign Currency Exchange Contracts	—	(5,157,911)	—	(5,157,911)
Total	40,094,141	1,039,386,752	—	1,079,480,893

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
9

Variable Portfolio — Pyrford International Equity Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
10

Variable Portfolio — Pyrford International Equity Fund

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments, at value
Unaffiliated issuers (identified cost $945,484,404)	$1,044,544,663
Affiliated issuers (identified cost $40,094,141)	40,094,141
Total investments (identified cost $985,578,545)	1,084,638,804
Foreign currency (identified cost $421,652)	422,218
Receivable for:
Capital shares sold	593
Dividends	2,569,428
Reclaims	1,502,928
Expense reimbursement due from Investment Manager	43,300
Trustees' deferred compensation plan	4,440
Total assets	1,089,181,711
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	5,157,911
Payable for:
Capital shares purchased	31
Investment management fees	685,617
Distribution and/or service fees	332
Transfer agent fees	53,853
Administration fees	69,199
Chief compliance officer expenses	134
Other expenses	71,230
Trustees' deferred compensation plan	4,440
Total liabilities	6,042,747
Net assets applicable to outstanding capital stock	$1,083,138,964
Represented by
Paid-in capital	$984,105,412
Undistributed net investment income	4,842,152
Accumulated net realized gain	259,480
Unrealized appreciation (depreciation) on:
Investments	99,060,259
Foreign currency translations	29,572
Forward foreign currency exchange contracts	(5,157,911)
Total — representing net assets applicable to outstanding capital stock	$1,083,138,964
Class 1
Net assets	$1,081,471,426
Shares outstanding	97,896,438
Net asset value per share	$11.05
Class 2
Net assets	$1,667,538
Shares outstanding	150,874
Net asset value per share	$11.05

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
11

Variable Portfolio — Pyrford International Equity Fund

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Net investment income
Income:
Dividends — unaffiliated issuers	$24,727,994
Dividends — affiliated issuers	20,438
Interest	25
Foreign taxes withheld	(2,131,557)
Total income	22,616,900
Expenses:
Investment management fees	3,663,104
Distribution and/or service fees
Class 2	1,423
Transfer agent fees
Class 1	285,858
Class 2	341
Administration fees	369,913
Compensation of board members	21,939
Custodian fees	63,167
Printing and postage fees	8,271
Professional fees	26,638
Chief compliance officer expenses	274
Other	7,916
Total expenses	4,448,844
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(84,195)
Total net expenses	4,364,649
Net investment income	18,252,251
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(677,279)
Foreign currency translations	(34,248)
Forward foreign currency exchange contracts	1,193,475
Net realized gain	481,948
Net change in unrealized appreciation (depreciation) on:
Investments	51,413,439
Foreign currency translations	20,799
Forward foreign currency exchange contracts	(8,102,896)
Net change in unrealized appreciation (depreciation)	43,331,342
Net realized and unrealized gain	43,813,290
Net increase in net assets resulting from operations	$62,065,541

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
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Variable Portfolio — Pyrford International Equity Fund

Statement of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Operations
Net investment income	$18,252,251	$6,575,065
Net realized gain	481,948	1,182,000
Net change in unrealized appreciation (depreciation)	43,331,342	50,600,578
Net increase in net assets resulting from operations	62,065,541	58,357,643
Distributions to shareholders
Net investment income
Class 1	(14,275,277)	(6,575,751)
Class 2	(17,152)	(2,819)
Net realized gains
Class 1	(517,906)	—
Class 2	(791)	—
Total distributions to shareholders	(14,811,126)	(6,578,570)
Increase (decrease) in net assets from capital stock activity	112,683,043	871,402,433
Total increase in net assets	159,937,458	923,181,506
Net assets at beginning of period	923,201,506	20,000
Net assets at end of period	$1,083,138,964	$923,201,506
Undistributed net investment income	$4,842,152	$882,330

(a) For the period from April 30, 2013 (commencement of operations) to December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
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Variable Portfolio — Pyrford International Equity Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	16,669,979	179,702,169	92,219,555	917,068,188
Distributions reinvested	1,369,140	14,793,183	645,589	6,575,751
Redemptions	(7,842,148)	(82,544,792)	(5,166,677)	(53,074,281)
Net increase	10,196,971	111,950,560	87,698,467	870,569,658
Class 2 shares
Subscriptions	77,526	837,075	86,043	870,234
Distributions reinvested	1,653	17,943	275	2,819
Redemptions	(11,591)	(122,535)	(4,032)	(40,278)
Net increase	67,588	732,483	82,286	832,775
Total net increase	10,264,559	112,683,043	87,780,753	871,402,433

(a) For the period from April 30, 2013 (commencement of operations) to December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
14

Variable Portfolio — Pyrford International Equity Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

Class 1	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.52		$10.00
Income from investment operations:
Net investment income	0.20		0.10
Net realized and unrealized gain	0.49		0.50
Total from investment operations	0.69		0.60
Less distributions to shareholders:
Net investment income	(0.15)		(0.08)
Net realized gains	(0.01)		—
Total distributions to shareholders	(0.16)		(0.08)
Net asset value, end of period	$11.05		$10.52
Total return	6.59%		6.06%
Ratios to average net assets(b)
Total gross expenses	0.93	%(c)	0.95	%(c)
Total net expenses(d)	0.91	%(c)	0.95	%(c)
Net investment income	3.83	%(c)	1.42	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,081,471		$922,325
Portfolio turnover	3%		3%

Notes to Financial Highlights

(a)  For the period from April 30, 2013 (commencement of operations) to December 31, 2013.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
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Variable Portfolio — Pyrford International Equity Fund

Financial Highlights (continued)

Class 2	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.52		$10.00
Income from investment operations:
Net investment income	0.20		0.06
Net realized and unrealized gain	0.48		0.53
Total from investment operations	0.68		0.59
Less distributions to shareholders:
Net investment income	(0.14)		(0.07)
Net realized gains	(0.01)		—
Total distributions to shareholders	(0.15)		(0.07)
Net asset value, end of period	$11.05		$10.52
Total return	6.45%		5.88%
Ratios to average net assets(b)
Total gross expenses	1.19	%(c)	1.21	%(c)
Total net expenses(d)	1.16	%(c)	1.21	%(c)
Net investment income	3.70	%(c)	0.87	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,668		$876
Portfolio turnover	3%		3%

Notes to Financial Highlights

(a)  For the period from April 30, 2013 (commencement of operations) to December 31, 2013.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
16

Variable Portfolio — Pyrford International Equity Fund

Notes to Financial Statements

June 30, 2014 (Unaudited)

Note 1. Organization

Variable Portfolio — Pyrford International Equity Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Corporation may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Semiannual Report 2014
17

Variable Portfolio — Pyrford International Equity Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount

Semiannual Report 2014
18

Variable Portfolio — Pyrford International Equity Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2014:

Columbia Variable Portfolio — Pyrford International Equity Fund

June 30, 2014

			Net Amounts	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	of Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount($)(b)
Forward Foreign Currency Exchange Contracts	5,157,911	—	5,157,911	—	—	—	5,157,911

(a) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Semiannual Report 2014
19

Variable Portfolio — Pyrford International Equity Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

The following table is a summary of the fair value of derivative instruments at June 30, 2014:

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	5,157,911

The following table indicates the effect of derivative instruments in the Statement of Operations for the period ended June 30, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	1,193,475
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	(8,102,896)

The following table is a summary of the average outstanding volume by derivative instrument for the period ended June 30, 2014.

Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	—	(4,017,529)

*Based on the ending quarterly outstanding amounts for the period ended June 30, 2014.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Corporation are allocated to the Fund and other funds of the Corporation based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions

Semiannual Report 2014
20

Variable Portfolio — Pyrford International Equity Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at the net asset value as of the ex-dividend date of the distribution.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Funds. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Funds. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.62% as the Fund's net assets increase. The annualized effective investment management fee rate for the six months ended June 30, 2014 was 0.77% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Pyrford International Ltd. (Pyrford) to subadvise the assets of the Fund. The Investment Manager compensates Pyrford to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The annualized effective administration fee rate for the six months ended June 30, 2014 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.

Semiannual Report 2014
21

Variable Portfolio — Pyrford International Equity Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective May 1, 2014	Contractual Expense Cap Prior to May 1, 2014
Class 1	0.88%	1.00%
Class 2	1.13	1.25

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At June 30, 2014, the cost of investments for federal income tax purposes was approximately $985,579,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$115,810,000
Unrealized depreciation	(16,750,000)
Net unrealized appreciation	$99,060,000

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, aggregated to $139,739,272 and $30,533,380, respectively, for the six months ended June 30, 2014. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At June 30, 2014, Affiliated shareholders of record owned 100% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the six months ended June 30, 2014.

Semiannual Report 2014
22

Variable Portfolio — Pyrford International Equity Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Note 9. Significant Risks

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Directors.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Semiannual Report 2014
23

Variable Portfolio — Pyrford International Equity Fund

Board Consideration and Approval of Advisory Agreement
and Subadvisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") and the Subadvisory Agreement (the "Subadvisory Agreement") between the Investment Manager and Pyrford International Ltd. (the "Subadviser") with respect to Variable Portfolio — Pyrford International Equity Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement and the Subadvisory Agreement (collectively, the "Agreements").

In connection with their deliberations regarding the continuation of the Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4, 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Agreements. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Agreements for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Agreements for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's voluntary agreement to limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined from time to time, generally annually, by the independent third-party data provider). This agreement may be terminated at any time by the Investment Manager in its sole discretion;

•  The terms and conditions of the Agreements;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager and the Subadviser under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services, including an assessment of the Investment Manager's and the Subadviser's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Semiannual Report 2014
24

Variable Portfolio — Pyrford International Equity Fund

Board Consideration and Approval of Advisory Agreement
and Subadvisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and the Subadviser and the Investment Manager's affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and the Subadviser and the Investment Manager's affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadviser, which included consideration of the Investment Manager's and the Subadviser's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. The Committee and the Board also noted that the Board had approved the Subadviser's code of ethics and compliance program, and that the Chief Compliance Officer of the Funds monitors the code of ethics and compliance program.

The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select the Subadviser, including the Investment Manager's rationale for recommending approval of the Subadvisory Agreement, and the process for monitoring the Subadviser's ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadviser, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Agreements.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Agreements. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

Semiannual Report 2014
25

Variable Portfolio — Pyrford International Equity Fund

Board Consideration and Approval of Advisory Agreement
and Subadvisory Agreement (continued)

The Committee and the Board also considered the Investment Manager's performance and reputation generally; the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadviser were sufficient, in light of other consideration, to warrant the continuation of the Agreements.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Agreements, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are both ranked in the fourth quintiles (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also considered the fees that the Subadviser charges to its other clients, and noted that the Investment Manager pays the fees of the Subadviser. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Agreements.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. Because the Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadviser thereunder, the Committee and the Board did not consider the profitability to the Subadviser of its relationship with the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Agreements.

Semiannual Report 2014
26

Variable Portfolio — Pyrford International Equity Fund

Board Consideration and Approval of Advisory Agreement
and Subadvisory Agreement (continued)

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

The Committee and the Board noted that the breakpoints in the Advisory Agreement did not occur at the same levels as the breakpoints in the Subadvisory Agreement. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreement. The Committee and the Board also noted the potential challenges of seeking to tailor the Advisory Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser's ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers might need to be added as the Fund grows, increasing the Investment Manager's cost of compensating and overseeing the Fund's subadvisers.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Agreements.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Agreements.

Semiannual Report 2014
27

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Semiannual Report 2014
28

Variable Portfolio — Pyrford International Equity Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2014
29

Variable Portfolio — Pyrford International Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6597 C (8/14)

Semiannual Report

June 30, 2014

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts or life insurance policies offered by the separate accounts of affiliated insurance companies and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Performance Overview	2
Portfolio Overview	3
Understanding Your Fund's Expenses	4
Portfolio of Investments	5
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	17
Board Consideration and Approval of Advisory Agreement	25
Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Performance Overview

(Unaudited)

Performance Summary

>  Columbia Variable Portfolio — Managed Volatility Conservative Fund (the Fund) Class 2 shares returned 3.75% for the six-month period that ended June 30, 2014.

>  The Fund underperformed its Blended Index, which returned 4.31% over the same time period.

>  The Fund also underperformed the broad U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, which returned 3.93% for the same six-month period.

Average Annual Total Returns (%) (for period ended June 30, 2014)

	Inception	6 Months cumulative	1 Year	Life
Class 2	04/12/13	3.75	7.68	4.17
Blended Index		4.31	8.17	4.61
Barclays U.S. Aggregate Bond Index		3.93	4.37	0.97

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index, established by the Investment Manager, consists of a 80% weighting of the Barclays U.S. Aggregate Bond Index, a 10% weighting of the S&P 500 Index, a 6% weighting of the MSCI EAFE Index (Net) and a 4% weighting of the Russell 2000 Index. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Semiannual Report 2014
2

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio Overview

(Unaudited)

Portfolio Allocation (%) (at June 30, 2014)
Allocations to Underlying Funds
Underlying Funds: Equity	13.7
International	3.8
U.S. Large Cap	7.1
U.S. Mid Cap	1.2
U.S. Small Cap	1.6
Underlying Funds: Fixed Income	49.8
Floating Rate	2.5
Global Bond	3.7
High Yield	5.9
Inflation Protected Securities	5.0
Investment Grade	29.3
Multisector	3.4
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	21.5
Exchange-Traded Funds	4.7
Residential Mortgage-Backed Securities — Agency	9.8
Options Purchased Puts	0.5
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in an affiliated money market fund (amounting to $24.4 million) which have been segregated to cover obligations relating to the Fund's investment in derivatives as part of its tactical allocation strategy. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Portfolio Management

Todd White

Jeffrey Knight, CFA

Kent Peterson, Ph.D.

Melda Mergen, CFA, CAIA

Kent Bergene

Brian Virginia*

*Effective May 2014, Mr. Virginia was named a Portfolio Manager of the Fund.

Semiannual Report 2014
3

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

January 1, 2014 – June 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,037.50	1,021.82	3.03	3.01	0.60	5.41	5.36	1.07

Expenses paid during the period are equal to the Fund's annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Semiannual Report 2014
4

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio of Investments

June 30, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Equity Funds 15.1%

	Shares	Value ($)
International 4.2%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1 (a)	22,209	369,333
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1 (a)	37,744	518,607
Variable Portfolio — DFA International Value Fund, Class 1 (a)	63,923	733,193
Variable Portfolio — Invesco International Growth Fund, Class 1 (a)	56,187	747,285
Variable Portfolio — Mondrian International Small Cap Fund, Class 1 (a)	37,982	511,998
Variable Portfolio — Pyramis® International Equity Fund, Class 1 (a)	61,878	752,432
Variable Portfolio — Pyrford International Equity Fund, Class 1 (a)	67,302	743,694
Total		4,376,542
U.S. Large Cap 7.8%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1 (a)(b)	59,802	910,186
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1 (a)(b)	44,278	867,843
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1 (a)(b)	39,696	437,055
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1 (a)(b)	22,061	727,812
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1 (a)(b)	25,417	436,150
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1 (a)(b)	39,039	676,542
Variable Portfolio — Holland Large Cap Growth Fund, Class 1 (a)(b)	24,130	435,793
Variable Portfolio — Loomis Sayles Growth Fund, Class 1 (a)(b)	17,980	317,167
Variable Portfolio — MFS Value Fund, Class 1 (a)(b)	56,956	1,013,253
Variable Portfolio — NFJ Dividend Value Fund, Class 1 (a)(b)	46,986	870,647
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1 (a)(b)	23,934	436,324
Variable Portfolio — Sit Dividend Growth Fund, Class 1 (a)(b)	59,986	875,793
Total U.S. Large Cap		8,004,565

Equity Funds (continued)

	Shares	Value ($)
U.S. Mid Cap 1.4%
Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1 (a)(b)	15,241	274,798
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1 (a)(b)	32,215	577,943
Variable Portfolio — Victory Established Value Fund, Class 1 (a)(b)	30,459	549,774
Total		1,402,515
U.S. Small Cap 1.7%
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1 (a)(b)	16,513	309,458
Variable Portfolio — Partners Small Cap Growth Fund, Class 1 (a)(b)	23,865	427,654
Variable Portfolio — Partners Small Cap Value Fund, Class 1 (a)(b)	44,447	1,028,053
Total		1,765,165
Total Equity Funds (Cost: $14,097,063)		15,548,787

Fixed-Income Funds 55.0%

Floating Rate 2.8%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1 (a)	299,854	2,872,603
Global Bond 4.1%
Columbia Variable Portfolio — Global Bond Fund, Class 1 (a)(b)	390,854	4,189,952
High Yield 6.4%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1 (a)(b)	726,892	6,651,059
Inflation Protected Securities 5.6%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1 (a)	623,155	5,733,026
Investment Grade 32.4%
Columbia Variable Portfolio — Diversified Bond Fund, Class 1 (a)	671,708	6,797,688
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1 (a)	665,566	6,822,049
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1 (a)	367,682	3,812,866

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
5

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fixed-Income Funds (continued)

	Shares	Value ($)
Variable Portfolio — American Century Diversified Bond Fund, Class 1 (a)	635,599	6,877,184
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1 (a)	636,804	6,845,640
Variable Portfolio — TCW Core Plus Bond Fund, Class 1 (a)	132,696	1,365,444
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1 (a)	75,251	763,792
Total		33,284,663
Multisector 3.7%
Columbia Variable Portfolio — Strategic Income Fund, Class 1 (a)	411,094	3,806,735
Total Fixed-Income Funds (Cost: $56,204,684)		56,538,038

Residential Mortgage-Backed Securities — Agency 10.8%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association (c)(d)
07/17/29 – 07/14/44	3.500%	8,840,000	9,236,785
07/14/44	4.000%	592,000	628,260
07/17/29	2.500%	592,000	601,342
07/17/29	3.000%	592,000	614,940
Total Residential Mortgage-Backed Securities — Agency (Cost: $11,009,002)			11,081,327

Exchange-Traded Funds 5.2%

	Shares	Value ($)
SPDR S&P 500 ETF Trust	12,925	2,529,681
iShares Core S&P 500 ETF	829	163,313
iShares MSCI EAFE ETF	34,601	2,365,670
iShares Russell 2000 ETF	2,125	252,471
Total Exchange-Traded Funds (Cost: $4,781,653)		5,311,135

Options Purchased Puts 0.6%

Issuer	Notional ($)/ Contracts	Exercise Price	Expiration Date	Value ($)
S&P 500 Index	5	1,800.00	12/16/16	76,250
	5	1,700.00	12/16/16	60,125
	23	1,800.00	12/19/15	232,415
	33	1,700.00	12/19/15	244,860
Total Options Purchased Puts (Cost: $810,337)				613,650

Money Market Funds 23.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.095% (a)(e)	24,383,991	24,383,991
Total Money Market Funds (Cost: $24,383,991)		24,383,991
Total Investments (Cost: $111,286,730)		113,476,928
Other Assets & Liabilities, Net		(10,717,138)
Net Assets		102,759,790

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Investments in Derivatives

Futures Contracts Outstanding at June 30, 2014

At June 30, 2014, cash totaling $426,400 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
RUSSELL 2000 EMINI ICE SE	4	USD	476,120	09/2014	11,302	—
S&P 500	1	USD	488,100	09/2014	3,947	—
S&P500 EMINI	74	USD	7,223,880	09/2014	80,069	—
US 2YR NOTE	(17)	USD	(3,733,094)	09/2014	1,031	—
US 5YR NOTE	52	USD	6,211,969	09/2014	10,415	—
US 10YR NOTE	2	USD	250,344	09/2014	700	—
US ULTRA T-BOND	12	USD	1,799,250	09/2014	28,358	—
Total					135,822	—

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	14,277,342	16,033,402	(5,926,753)	—	24,383,991	—	8,292	24,383,991
Columbia Variable Portfolio — Contrarian Core Fund, Class 1	487,287	366,688	(59,886)	(411)	793,678	—	—	910,186
Columbia Variable Portfolio — Diversified Bond Fund, Class 1	4,199,570	3,047,936	(365,780)	(39,503)	6,842,223	31,704	183,066	6,797,688
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	481,884	344,017	(58,943)	(198)	766,760	—	—	867,843
Columbia Variable Portfolio — Emerging Markets Fund, Class 1	207,814	156,128	(18,995)	(739)	344,208	1,092	759	369,333
Columbia Variable Portfolio — Global Bond Fund, Class 1	2,560,153	1,898,181	(215,752)	(8,932)	4,233,650	168,171	—	4,189,952
Columbia Variable Portfolio — Income Opportunities Fund, Class 1	3,995,849	2,793,156	(383,397)	(30,077)	6,375,531	—	—	6,651,059
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	232,073	182,031	(32,778)	(313)	381,013	—	—	437,055
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	397,594	296,274	(45,299)	(316)	648,253	—	—	727,812
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	4,111,851	3,243,783	(376,162)	(7,997)	6,971,475	129,598	124,735	6,822,049
Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1	146,548	106,837	(20,283)	71	233,173	—	—	274,798

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
7

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1	226,095	204,950	(40,670)	(336)	390,039	—	—	436,150
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	362,980	281,086	(54,557)	(127)	589,382	—	—	676,542
Columbia Variable Portfolio — Strategic Income Fund, Class 1	2,308,323	1,591,950	(225,883)	(13,298)	3,661,092	—	—	3,806,735
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	2,293,075	1,722,297	(218,042)	(2,213)	3,795,117	—	70,322	3,812,866
Variable Portfolio — American Century Diversified Bond Fund, Class 1	4,154,797	3,075,645	(386,146)	(18,120)	6,826,176	5,944	108,459	6,877,184
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	3,509,843	2,389,015	(304,620)	(24,522)	5,569,716	—	—	5,733,026
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	280,233	253,117	(27,046)	(187)	506,117	31,274	7,550	518,607
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1	164,816	132,721	(21,080)	(227)	276,230	—	—	309,458
Variable Portfolio — DFA International Value Fund, Class 1	394,781	347,192	(43,790)	54	698,237	27,372	13,034	733,193
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	1,710,420	1,431,430	(155,883)	(4,201)	2,981,766	25,602	122,228	2,872,603
Variable Portfolio — Holland Large Cap Growth Fund, Class 1	232,123	185,598	(30,465)	(269)	386,987	—	—	435,793
Variable Portfolio — Invesco International Growth Fund, Class 1	397,807	360,010	(33,218)	(105)	724,494	50,626	6,725	747,285
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	4,151,711	3,070,342	(367,964)	(11,911)	6,842,178	6,498	136,572	6,845,640
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	312,558	245,460	(38,962)	(284)	518,772	—	—	577,943
Variable Portfolio — Loomis Sayles Growth Fund, Class 1	232,365	58,946	(22,014)	(37)	269,260	—	—	317,167
Variable Portfolio — MFS Value Fund, Class 1	544,916	421,211	(63,897)	(360)	901,870	—	—	1,013,253
Variable Portfolio — Mondrian International Small Cap Fund, Class 1	283,665	246,388	(30,886)	(57)	499,110	19,454	3,741	511,998
Variable Portfolio — NFJ Dividend Value Fund, Class 1	476,442	340,176	(58,440)	42	758,220	—	—	870,647

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	225,966	190,355	(31,763)	(337)	384,221	—	—	436,324
Variable Portfolio — Partners Small Cap Growth Fund, Class 1	224,923	206,096	(36,807)	(957)	393,255	—	—	427,654
Variable Portfolio — Partners Small Cap Value Fund, Class 1	538,550	455,439	(69,140)	(403)	924,446	—	—	1,028,053
Variable Portfolio — Pyramis® International Equity Fund, Class 1	402,417	398,279	(40,690)	(127)	759,879	55,601	9,665	752,432
Variable Portfolio — Pyrford International Equity Fund, Class 1	418,540	311,789	(34,732)	55	695,652	356	8,990	743,694
Variable Portfolio — Sit Dividend Growth Fund, Class 1	478,102	352,796	(49,713)	(386)	780,799	—	—	875,793
Variable Portfolio — TCW Core Plus Bond Fund, Class 1	1,152,863	265,173	(74,261)	(2,205)	1,341,570	—	8,597	1,365,444
Variable Portfolio — Victory Established Value Fund, Class 1	292,993	215,905	(35,928)	37	473,007	—	—	549,774
Variable Portfolio — Wells Fargo Short Duration Government Fund, Class 1	457,504	348,521	(41,190)	(644)	764,191	—	3,417	763,792
Total	57,326,773	47,570,320	(10,041,815)	(169,540)	94,685,738	553,292	816,152	96,470,816

(b)  Non-income producing.

(c)  Represents a security purchased on a when-issued or delayed delivery basis.

(d)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(e)  The rate shown is the seven-day current annualized yield at June 30, 2014.

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at June 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds
Equity Funds	15,548,787	—	—	15,548,787
Fixed-Income Funds	56,538,038	—	—	56,538,038
Money Market Funds	24,383,991	—	—	24,383,991
Total Mutual Funds	96,470,816	—	—	96,470,816
Bonds
Residential Mortgage-Backed Securities — Agency	—	11,081,327	—	11,081,327
Total Bonds	—	11,081,327	—	11,081,327
Equity Securities
Exchange-Traded Funds	5,311,135	—	—	5,311,135
Total Equity Securities	5,311,135	—	—	5,311,135
Other
Options Purchased Puts	613,650	—	—	613,650
Total Other	613,650	—	—	613,650
Investments in Securities	102,395,601	11,081,327	—	113,476,928
Derivatives
Assets
Futures Contracts	135,822	—	—	135,822
Total	102,531,423	11,081,327	—	113,612,750

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments, at value
Unaffiliated issuers (identified cost $16,600,992)	$17,006,112
Affiliated issuers (identified cost $94,685,738)	96,470,816
Total investments (identified cost $111,286,730)	113,476,928
Margin deposits	426,400
Receivable for:
Capital shares sold	1,035,284
Dividends	60,120
Interest	14,788
Variation margin	16,835
Trustees' deferred compensation plan	2,424
Total assets	115,032,779
Liabilities
Payable for:
Investments purchased	1,199,160
Investments purchased on a delayed delivery basis	11,023,790
Capital shares purchased	4,825
Variation margin	924
Investment management fees	1,706
Distribution and/or service fees	2,075
Transfer agent fees	155
Administration fees	269
Chief compliance officer expenses	7
Other expenses	37,654
Trustees' deferred compensation plan	2,424
Total liabilities	12,272,989
Net assets applicable to outstanding capital stock	$102,759,790
Represented by
Trust capital	$102,759,790
Total — representing net assets applicable to outstanding capital stock	$102,759,790
Class 2
Net assets	$102,759,790
Shares outstanding	9,778,246
Net asset value per share	$10.51

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Net investment income
Income:
Dividends — unaffiliated issuers	$71,712
Dividends — affiliated issuers	816,152
Total income	887,864
Expenses:
Investment management fees	76,910
Distribution and/or service fees
Class 2	97,629
Transfer agent fees
Class 2	6,992
Administration fees	12,472
Compensation of board members	11,334
Custodian fees	13,548
Printing and postage fees	7,023
Professional fees	9,195
Chief compliance officer expenses	18
Other	4,935
Total expenses	240,056
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(5,476)
Total net expenses	234,580
Net investment income	653,284
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	46,918
Investments — affiliated issuers	(169,540)
Capital gain distributions from underlying affiliated funds	553,292
Futures contracts	365,196
Net realized gain	795,866
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	304,786
Investments — affiliated issuers	1,246,089
Futures contracts	102,383
Net change in unrealized appreciation (depreciation)	1,653,258
Net realized and unrealized gain	2,449,124
Net increase in net assets resulting from operations	$3,102,408

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Statement of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Operations
Net investment income	$653,284	$330,303
Net realized gain (loss)	795,866	(112,696)
Net change in unrealized appreciation (depreciation)	1,653,258	672,762
Net increase in net assets resulting from operations	3,102,408	890,369
Increase (decrease) in net assets from capital stock activity	37,471,366	51,295,647
Total increase in net assets	40,573,774	52,186,016
Net assets at beginning of period	62,186,016	10,000,000
Net assets at end of period	$102,759,790	$62,186,016

(a) For the period from April 12, 2013 (commencement of operations) to December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	4,300,267	44,264,214	6,542,924	65,387,757
Redemptions	(663,431)	(6,792,848)	(1,401,514)	(14,092,110)
Net increase	3,636,836	37,471,366	5,141,410	51,295,647
Total net increase	3,636,836	37,471,366	5,141,410	51,295,647

(a) For the period from April 12, 2013 (commencement of operations) to December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Class 2	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.13		$10.00
Income from investment operations:
Net investment income	0.09		0.10
Net realized and unrealized gain	0.29		0.03
Total from investment operations	0.38		0.13
Net asset value, end of period	$10.51		$10.13
Total return	3.75%		1.30%
Ratios to average net assets(b)
Total gross expenses	0.61	%(c)	0.91	%(c)
Total net expenses(d)	0.60	%(c)	0.67	%(c)
Net investment income	1.67	%(c)	1.34	%(c)
Supplemental data
Net assets, end of period (in thousands)	$102,760		$62,186
Portfolio turnover	102	%(e)	109	%(e)

Notes to Financial Highlights

(a)  For the period from April 12, 2013 (commencement of operations) to December 31, 2013.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 8% for the six months ended June 30, 2014 and 46% for the year ended December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Notes to Financial Statements

June 30, 2014 (Unaudited)

Note 1. Organization

Columbia Variable Portfolio — Managed Volatility Conservative Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates, as well as third-party advised (unaffiliated) funds, including exchange-traded funds (ETFs) (Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies as well as other qualified institutional investors (Qualified Investors) authorized by Columbia Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract. You invest by buying a Contract.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange (NYSE) on the valuation date.

All equity securities and ETFs are valued at the close of business of the NYSE. Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2014:

			Net Amounts	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	of Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Options Purchased Puts(c)	613,650	—	613,650	—	—	—	613,650

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Purchased options are included within investments at value on the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at June 30, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	95,318	*
Equity risk	Investments at value-unaffiliated issuers (for purchased options)	613,650
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	40,504	*
Total		749,472

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the six months ended June 30, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	336,678	(270,364)	66,314
Interest rate risk	28,518	—	28,518
Total	365,196	(270,364)	94,832
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	986	1,161	2,147
Interest rate risk	101,397	—	101,397
Total	102,383	1,161	103,544

The following table is a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2014:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Long	12,310,108
Futures contracts — Short	3,293,704
Derivative Instrument	Average market value ($)*
Options contracts (purchased)	523,538

*Based on the ending quarterly outstanding amounts for the six months ended June 30, 2014.

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Columbia Variable Portfolio — Managed Volatility Conservative Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Semiannual Report 2014
21

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in Underlying Funds that pay an investment management fee to the Investment Manager. For the portion of assets the Fund holds in securities (other than Underlying Funds that pay an investment advisory fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay an investment advisory fee, derivatives and individual securities, the Investment Manager is paid a monthly fee that declines from 0.66% to 0.49% as assets increase. The annualized effective investment management fee rate for the six months ended June 30, 2014 was 0.20% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The fee paid by the Fund with respect to investments in Underlying Funds that pay an investment management fee to the Investment Manager is 0.02% on all asset levels. The fee paid by the Fund with respect to assets invested in securities (other than underlying mutual funds that pay an investment management fee to the Administrator or its affiliates), including other funds administered by the Administrator that do not pay an administrative fee, derivatives and individual securities declines from 0.06% to 0.03% as assets increase. The annualized effective administration fee rate for the six months ended June 30, 2014 was 0.03% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets on assets invested in securities (other than underlying mutual funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the six months ended June 30, 2014, the Fund's annualized effective transfer agent fee rate as a percentage of average daily net assets of Class 2 was 0.02%.

Semiannual Report 2014
22

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, including indirect expenses of Underlying Funds and after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	May 1, 2014 through April 30, 2015	Prior to May 1, 2014
Class 2	1.10%	1.15%

Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives but including mortgage dollar rolls, aggregated to $106,007,558 and $72,168,406, respectively, for the six months ended June 30, 2014, of which $70,287,201 and $65,752,036, respectively, were U.S. government securities. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At June 30, 2014, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the six months ended June 30, 2014.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil

Semiannual Report 2014
23

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Semiannual Report 2014
24

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Variable Portfolio — Managed Volatility Conservative Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4, 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's voluntary agreement to limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined by the independent third-party data provider). This agreement may be terminated at any time by the Investment Manager in its sole discretion.;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

Semiannual Report 2014
25

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Board Consideration and Approval of Advisory Agreement (continued)

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the

Semiannual Report 2014
26

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Board Consideration and Approval of Advisory Agreement (continued)

Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are both ranked in the 5th quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates from their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Semiannual Report 2014
27

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Board Consideration and Approval of Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board also considered the tax benefits provided to affiliates of the Investment Manager as a result of the election by certain Funds to be taxed as partnerships. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Semiannual Report 2014
28

Columbia Variable Portfolio — Managed Volatility Conservative Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2014
29

Columbia Variable Portfolio — Managed Volatility Conservative Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6627 C (08/14)

Semiannual Report

June 30, 2014

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts or life insurance policies offered by the separate accounts of affiliated insurance companies and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Performance Overview	2
Portfolio Overview	3
Understanding Your Fund's Expenses	4
Portfolio of Investments	5
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	17
Board Consideration and Approval of Advisory Agreement	25
Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Performance Overview

(Unaudited)

Performance Summary

>  Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund (the Fund) Class 2 shares returned 4.12% for the six-month period that ended June 30, 2014.

>  The Fund underperformed its Blended Index, which returned 4.62% over the same time period.

>  The Fund outperformed the broad U.S. fixed-income market, as measured by the Barclays U.S. Aggregate Bond Index, which returned 3.93% for the same six-month period.

Average Annual Total Returns (%) (for period ended June 30, 2014)

	Inception	6 Months cumulative	1 Year	Life
Class 2	04/12/13	4.12	10.79	7.18
Blended Index		4.62	11.08	7.36
Barclays U.S. Aggregate Bond Index		3.93	4.37	0.97

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index, established by the Investment Manager, consists of a 65% weighting of the Barclays U.S. Aggregate Bond Index, an 18% weighting of the S&P 500 Index, an 11% weighting of the MSCI EAFE Index (Net) and a 6% weighting of the Russell 2000 Index. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Semiannual Report 2014
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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Portfolio Overview

(Unaudited)

Portfolio Allocation (%) (at June 30, 2014)
Allocations to Underlying Funds
Underlying Funds: Equity	28.1
International	7.8
U.S. Large Cap	14.5
U.S. Mid Cap	2.6
U.S. Small Cap	3.2
Underlying Funds: Fixed Income	37.2
Floating Rate	1.9
Global Bond	2.8
High Yield	4.9
Inflation Protected Securities	3.8
Investment Grade	21.3
Multisector	2.5
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	19.3
Exchange-Traded Funds	7.4
Residential Mortgage-Backed Securities — Agency	7.0
Options Purchased Puts	1.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in an affiliated money market fund (amounting to $103.9 million) which have been segregated to cover obligations relating to the Fund's investment in derivatives as part of its tactical allocation strategy. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Portfolio Management

Todd White

Jeffrey Knight, CFA

Kent Peterson, Ph.D.

Melda Mergen, CFA, CAIA

Kent Bergene

Brian Virginia*

*Effective May 2014, Mr. Virginia was named a Portfolio Manager of the Fund.

Semiannual Report 2014
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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

January 1, 2014 – June 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,041.20	1,022.22	2.63	2.61	0.52	5.26	5.21	1.04

Expenses paid during the period are equal to the Fund's annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Semiannual Report 2014
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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Portfolio of Investments

June 30, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Equity Funds 30.2%

	Shares	Value ($)
International 8.4%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	217,492	3,616,898
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	363,115	4,989,194
Variable Portfolio — DFA International Value Fund, Class 1(a)	619,322	7,103,625
Variable Portfolio — Invesco International Growth Fund, Class 1(a)	543,087	7,223,058
Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	366,490	4,940,288
Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	590,803	7,184,166
Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	639,166	7,062,784
Total		42,120,013
U.S. Large Cap 15.6%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	575,521	8,759,431
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	426,861	8,366,475
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	387,997	4,271,849
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	223,510	7,373,600
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1(a)(b)	248,099	4,257,376
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	380,331	6,591,137
Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	239,695	4,328,898
Variable Portfolio — Loomis Sayles Growth Fund, Class 1(a)(b)	172,737	3,047,081
Variable Portfolio — MFS Value Fund, Class 1(a)(b)	536,411	9,542,760
Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	467,369	8,660,343
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	233,878	4,263,586
Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	597,013	8,716,383
Total		78,178,919

Equity Funds (continued)

	Shares	Value ($)
U.S. Mid Cap 2.8%
Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	148,530	2,678,000
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	353,318	6,338,524
Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	274,159	4,948,565
Total		13,965,089
U.S. Small Cap 3.4%
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	161,881	3,033,656
Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	232,583	4,167,893
Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	426,142	9,856,654
Total		17,058,203
Total Equity Funds (Cost: $140,411,835)		151,322,224
Fixed-Income Funds 40.1%
Floating Rate 2.0%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	1,053,712	10,094,559
Global Bond 3.0%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)(b)	1,392,476	14,927,344
High Yield 5.3%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)(b)	2,868,164	26,243,698
Inflation Protected Securities 4.1%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1(a)	2,196,391	20,206,802
Investment Grade 23.0%
Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	2,386,906	24,155,490
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	2,353,391	24,122,260
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	1,303,173	13,513,907

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
5

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fixed-Income Funds (continued)

	Shares	Value ($)
Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	2,263,112	24,486,869
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	2,248,785	24,174,443
Variable Portfolio — TCW Core Plus Bond Fund, Class 1(a)	463,604	4,770,480
Total		115,223,449
Multisector 2.7%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	1,478,982	13,695,370
Total Fixed-Income Funds (Cost: $199,435,038)		200,391,222

Residential Mortgage-Backed Securities — Agency 7.5%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)(d) 07/14/44	4.000%	1,750,000	1,857,187
07/17/29 - 07/14/44	3.500%	30,675,000	32,124,516
07/17/29	3.000%	1,750,000	1,817,813
07/17/29	2.500%	1,750,000	1,777,617
Total Residential Mortgage-Backed Securities — Agency (Cost: $37,351,470)			37,577,133

Exchange-Traded Funds 8.0%

	Shares	Value ($)
SPDR S&P 500 ETF Trust	86,625	16,954,245
iShares MSCI EAFE ETF	316,050	21,608,338
iShares Russell 2000 ETF	12,800	1,520,768
Total Exchange-Traded Funds (Cost: $37,332,496)		40,083,351

Options Purchased Puts 1.0%

Issuer	Notional ($)/ Contracts	Exercise Price	Expiration Date	Value ($)
S&P 500 Index	40	1,800.00	12/16/16	610,000
	40	1,700.00	12/16/16	481,000
	60	1,800.00	12/19/15	606,300
	465	1,700.00	12/19/15	3,450,300
Total Options Purchased Puts (Cost: $6,648,218)				5,147,600

Money Market Funds 20.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.095%(a)(e)	103,945,515	103,945,515
Total Money Market Funds (Cost: $103,945,515)		103,945,515
Total Investments (Cost: $525,124,572)		538,467,045
Other Assets & Liabilities, Net		(38,237,067)
Net Assets		500,229,978

Investments in Derivatives

Futures Contracts Outstanding at June 30, 2014

At June 30, 2014, cash totaling $3,036,100 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
RUSSELL 2000 EMINI ICE	37	USD	4,404,110	09/2014	106,721	—
S&P 500	8	USD	3,904,800	09/2014	31,572	—
S&P 500 EMINI	569	USD	55,545,780	09/2014	657,113	—
US 10YR NOTE	3	USD	375,516	09/2014	1,049	—
US 2YR NOTE	(145)	USD	(31,841,094)	09/2014	9,349	—
US 5YR NOTE	225	USD	26,878,712	09/2014	68,353	—
US ULTRA T-BOND	45	USD	6,747,188	09/2014	115,145	—
Total					989,302	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
6

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	50,121,728	82,215,679	(28,391,892)	—	103,945,515	—	33,907	103,945,515
Columbia Variable Portfolio — Contrarian Core Fund, Class 1	4,062,122	3,820,087	(1,397)	(7)	7,880,805	—	—	8,759,431
Columbia Variable Portfolio — Diversified Bond Fund, Class 1	12,602,758	11,782,004	(8,976)	(995)	24,374,791	113,000	652,477	24,155,490
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	3,995,562	3,551,969	(2,183)	24	7,545,372	—	—	8,366,475
Columbia Variable Portfolio — Emerging Markets Fund, Class 1	1,774,946	1,605,443	(6,116)	(413)	3,373,860	10,690	7,429	3,616,898
Columbia Variable Portfolio — Global Bond Fund, Class 1	7,693,192	7,389,943	(4,585)	(214)	15,078,336	603,723	—	14,927,344
Columbia Variable Portfolio — Income Opportunities Fund, Class 1	13,400,262	11,888,052	(10,514)	(887)	25,276,913	—	—	26,243,698
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	1,987,048	1,856,048	(2,218)	(64)	3,840,814	—	—	4,271,849
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	3,472,004	3,220,288	(7,360)	33	6,684,965	—	—	7,373,600
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	12,380,959	12,307,619	(9,529)	(209)	24,678,840	462,584	445,228	24,122,260
Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1	1,241,732	1,111,392	(3,637)	13	2,349,500	—	—	2,678,000
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1	1,999,392	1,974,769	(8,783)	(96)	3,965,282	—	—	4,257,376
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	3,108,972	2,815,742	(2,845)	5	5,921,874	—	—	6,591,137
Columbia Variable Portfolio — Strategic Income Fund, Class 1	6,963,089	6,267,447	(4,204)	(251)	13,226,081	—	—	13,695,370
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	6,903,312	6,562,107	(5,559)	(64)	13,459,796	—	252,144	13,513,907
Variable Portfolio — American Century Diversified Bond Fund, Class 1	12,489,110	11,852,146	(8,488)	(449)	24,332,319	21,278	388,266	24,486,869

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	10,537,356	9,116,419	(8,992)	(898)	19,643,885	—	—	20,206,802
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	2,355,319	2,600,829	(16,676)	(267)	4,939,205	307,066	74,396	4,989,194
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1	1,416,782	1,384,057	(9,819)	(69)	2,790,951	—	—	3,033,656
Variable Portfolio — DFA International Value Fund, Class 1	3,362,546	3,562,807	(4,222)	(65)	6,921,066	267,771	127,758	7,103,625
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	5,153,063	5,350,038	(3,393)	(105)	10,499,603	91,349	436,118	10,094,559
Variable Portfolio — Holland Large Cap Growth Fund, Class 1	1,985,060	1,973,378	(509)	(17)	3,957,912	—	—	4,328,898
Variable Portfolio — Invesco International Growth Fund, Class 1	3,363,513	3,762,455	(1,515)	(3)	7,124,450	504,646	66,809	7,223,058
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	12,488,687	11,698,347	(8,481)	(305)	24,178,248	23,253	488,754	24,174,443
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	3,008,613	2,849,981	(4,484)	(59)	5,854,051	—	—	6,338,524
Variable Portfolio — Loomis Sayles Growth Fund, Class 1	1,986,551	702,468	(332)	—	2,688,687	—	—	3,047,081
Variable Portfolio — MFS Value Fund, Class 1	4,406,329	4,337,594	(6,987)	24	8,736,960	—	—	9,542,760
Variable Portfolio — Mondrian International Small Cap Fund, Class 1	2,369,584	2,491,446	(2,656)	7	4,858,381	186,568	36,288	4,940,288
Variable Portfolio — NFJ Dividend Value Fund, Class 1	4,145,351	3,581,671	(2,097)	14	7,724,939	—	—	8,660,343
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	1,949,879	1,946,183	(1,808)	(92)	3,894,162	—	—	4,263,586
Variable Portfolio — Partners Small Cap Growth Fund, Class 1	1,946,321	2,038,214	(13,201)	(343)	3,970,991	—	—	4,167,893
Variable Portfolio — Partners Small Cap Value Fund, Class 1	4,631,874	4,484,380	(24,513)	(163)	9,091,578	—	—	9,856,654
Variable Portfolio — Pyramis® International Equity Fund, Class 1	3,380,622	3,975,450	(7,387)	(150)	7,348,535	542,746	94,797	7,184,166
Variable Portfolio — Pyrford International Equity Fund, Class 1	3,496,821	3,151,739	(6,842)	(84)	6,641,634	3,381	86,788	7,062,784

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
8

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Sit Dividend Growth Fund, Class 1	4,135,157	3,795,688	(8,156)	32	7,922,721	—	—	8,716,383
Variable Portfolio — TCW Core Plus Bond Fund, Class 1	3,466,996	1,219,671	(429)	(12)	4,686,226	—	30,036	4,770,480
Variable Portfolio — Victory Established Value Fund, Class 1	2,308,402	2,080,220	(5,496)	14	4,383,140	—	—	4,948,565
Total	226,091,014	246,323,770	(28,616,281)	(6,115)	443,792,388	3,138,055	3,221,195	455,658,961

(b)  Non-income producing.

(c)  Represents a security purchased on a when-issued or delayed delivery basis.

(d)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(e)  The rate shown is the seven-day current annualized yield at June 30, 2014.

Currency Legend

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1— Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2— Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3— Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
9

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at June 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds
Equity Funds	151,322,224	—	—	151,322,224
Fixed-Income Funds	200,391,222	—	—	200,391,222
Money Market Funds	103,945,515	—	—	103,945,515
Total Mutual Funds	455,658,961	—	—	455,658,961
Bonds
Residential Mortgage-Backed Securities — Agency	—	37,577,133	—	37,577,133
Total Bonds	—	37,577,133	—	37,577,133
Equity Securities
Exchange-Traded Funds	40,083,351	—	—	40,083,351
Total Equity Securities	40,083,351	—	—	40,083,351
Other
Options Purchased Puts	5,147,600	—	—	5,147,600
Total Other	5,147,600	—	—	5,147,600

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments in Securities	500,889,912	37,577,133	—	538,467,045
Derivatives
Assets
Futures Contracts	989,302	—	—	989,302
Total	501,879,214	37,577,133	—	539,456,347

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Futures contracts are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Statement of Assets and Liabilities

June 30, 2014 (Unaudited)

Assets
Investments, at value
Unaffiliated issuers (identified cost $81,332,184)	$82,808,084
Affiliated issuers (identified cost $443,792,388)	455,658,961
Total investments (identified cost $525,124,572)	538,467,045
Margin deposits	3,036,100
Receivable for:
Capital shares sold	2,273,199
Dividends	492,642
Interest	50,825
Variation margin	89,885
Trustees' deferred compensation plan	2,767
Total assets	544,412,463
Liabilities
Payable for:
Investments purchased	6,710,733
Investments purchased on a delayed delivery basis	37,402,296
Capital shares purchased	299
Variation margin	5,796
Investment management fees	8,314
Distribution and/or service fees	10,194
Transfer agent fees	756
Administration fees	1,319
Chief compliance officer expenses	41
Other expenses	39,970
Trustees' deferred compensation plan	2,767
Total liabilities	44,182,485
Net assets applicable to outstanding capital stock	$500,229,978
Represented by
Trust capital	$500,229,978
Total — representing net assets applicable to outstanding capital stock	$500,229,978
Class 2
Net assets	$500,229,978
Shares outstanding	45,979,571
Net asset value per share	$10.88

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Statement of Operations

Six Months Ended June 30, 2014 (Unaudited)

Net investment income
Income:
Dividends — unaffiliated issuers	$557,601
Dividends — affiliated issuers	3,221,195
Interest	500
Total income	3,779,296
Expenses:
Investment management fees	364,792
Distribution and/or service fees
Class 2	465,348
Transfer agent fees
Class 2	33,163
Administration fees	59,336
Compensation of board members	14,068
Custodian fees	14,134
Printing and postage fees	8,485
Professional fees	11,377
Chief compliance officer expenses	87
Other	4,694
Total expenses	975,484
Net investment income	2,803,812
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(863,978)
Investments — affiliated issuers	(6,115)
Capital gain distributions from underlying affiliated funds	3,138,055
Futures contracts	3,057,131
Net realized gain	5,325,093
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,273,011
Investments — affiliated issuers	7,049,176
Futures contracts	440,077
Net change in unrealized appreciation (depreciation)	8,762,264
Net realized and unrealized gain	14,087,357
Net increase in net assets resulting from operations	$16,891,169

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Statement of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Operations
Net investment income	$2,803,812	$490,267
Net realized gain	5,325,093	801,462
Net change in unrealized appreciation (depreciation)	8,762,264	5,569,511
Net increase in net assets resulting from operations	16,891,169	6,861,240
Increase (decrease) in net assets from capital stock activity	226,054,138	240,423,431
Total increase in net assets	242,945,307	247,284,671
Net assets at beginning of period	257,284,671	10,000,000
Net assets at end of period	$500,229,978	$257,284,671

(a) For the period from April 12, 2013 (commencement of operations) to December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	21,535,011	227,789,019	24,707,566	251,503,816
Redemptions	(164,274)	(1,734,881)	(1,098,732)	(11,080,385)
Net increase	21,370,737	226,054,138	23,608,834	240,423,431
Total net increase	21,370,737	226,054,138	23,608,834	240,423,431

(a) For the period from April 12, 2013 (commencement of operations) to December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Class 2	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.45		$10.00
Income from investment operations:
Net investment income	0.08		0.05
Net realized and unrealized gain	0.35		0.40
Total from investment operations	0.43		0.45
Net asset value, end of period	$10.88		$10.45
Total return	4.12%		4.50%
Ratios to average net assets(b)
Total gross expenses	0.52	%(c)	0.65	%(c)
Total net expenses(d)	0.52	%(c)	0.61	%(c)
Net investment income	1.51	%(c)	0.71	%(c)
Supplemental data
Net assets, end of period (in thousands)	$500,230		$257,285
Portfolio turnover	70	%(e)	60	%(e)

Notes to Financial Highlights

(a)  For the period from April 12, 2013 (commencement of operations) to December 31, 2013.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 3% for the six months ended June 30, 2014 and 18% for the year ended December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Notes to Financial Statements

June 30, 2014 (Unaudited)

Note 1. Organization

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates, as well as third-party advised (unaffiliated) funds, including exchange-traded funds (ETFs) (Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies as well as other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by buying a Contract.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange (NYSE) on the valuation date.

All equity securities and ETFs are valued at the close of business of the NYSE. Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2014:

			Net Amounts	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	of Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Options Purchased Puts(c)	5,147,600	—	5,147,600	—	—	—	5,147,600

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Purchased options are included within investments at value on the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at June 30, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	795,406	*
Equity risk	Investments at value — unaffiliated issuers (for purchased options)	5,147,600
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	193,896	*
Total		6,136,902

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the six months ended June 30, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	2,899,430	(1,746,335)	1,153,095
Interest rate risk	157,701	—	157,701
Total	3,057,131	(1,746,335)	1,310,796
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	10,651	(632,745)	(622,094)
Interest rate risk	429,426	—	429,426
Total	440,077	(632,745)	(192,668)

The following table is a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2014:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Long	76,628,254
Futures contracts — Short	26,788,891
Derivative Instrument	Average market value ($)*
Options contracts (purchased)	4,595,675

*Based on ending quarterly outstanding amounts for the six months ended June 30, 2014.

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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years

Semiannual Report 2014
21

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in Underlying Funds that pay an investment management fee to the Investment Manager. For the portion of assets the Fund holds in securities (other than Underlying Funds that pay an investment advisory fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay an investment advisory fee, derivatives and individual securities, the Investment Manager is paid a monthly fee that declines from 0.66% to 0.49% as assets increase. The annualized effective investment management fee rate for the six months ended June 30, 2014 was 0.20% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The fee paid by the Fund with respect to investments in Underlying Funds that pay an investment management fee to the Investment

Manager is 0.02% on all asset levels. The fee paid by the Fund with respect to assets invested in securities (other than underlying mutual funds that pay an investment management fee to the Administrator or its affiliates), including other funds administered by the Administrator that do not pay an administrative fee, derivatives and individual securities declines from 0.06% to 0.03% as assets increase. The annualized effective administration fee rate for the six months ended June 30, 2014 was 0.03% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets on assets invested in securities (other than underlying mutual funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

Semiannual Report 2014
22

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

For the six months ended June 30, 2014, the Fund's annualized effective transfer agent fee rate as a percentage of average daily net assets of Class 2 was 0.02%.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, including indirect expenses of Underlying Funds and after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	May 1, 2014 through April 30, 2015	Prior to May 1, 2014
Class 2	1.10%	1.15%

Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives but including mortgage dollar rolls, aggregated to $433,786,575 and $231,202,477 respectively, for the six months ended June 30, 2014, of which $241,416,581 and $223,154,788, respectively, were U.S. government securities. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At June 30, 2014, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the six months ended June 30, 2014.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the

Semiannual Report 2014
23

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Semiannual Report 2014
24

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4, 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's voluntary agreement to limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined by the independent third-party data provider). This agreement may be terminated at any time by the Investment Manager in its sole discretion.;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

Semiannual Report 2014
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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Board Consideration and Approval of Advisory Agreement (continued)

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the

Semiannual Report 2014
26

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Board Consideration and Approval of Advisory Agreement (continued)

Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the 5th and 3rd quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates from their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Semiannual Report 2014
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Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Board Consideration and Approval of Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board also considered the tax benefits provided to affiliates of the Investment Manager as a result of the election by certain Funds to be taxed as partnerships. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Semiannual Report 2014
28

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2014
29

Columbia Variable Portfolio — Managed Volatility Conservative Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or Insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6619 C (8/14)

Semiannual Report

June 30, 2014

Columbia Variable Portfolio — Managed Volatility Growth Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts or life insurance policies offered by the separate accounts of affiliated insurance companies and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Managed Volatility Growth Fund

Performance Overview	2
Portfolio Overview	3
Understanding Your Fund's Expenses	4
Portfolio of Investments	5
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	17
Board Consideration and Approval of Advisory Agreement	25
Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2014

Columbia Variable Portfolio — Managed Volatility Growth Fund

Performance Overview

(Unaudited)

Performance Summary

>  Columbia Variable Portfolio — Managed Volatility Growth Fund (the Fund) Class 2 shares returned 4.49% for the six-month period that ended June 30, 2014.

>  The Fund underperformed its Blended Index, which returned 5.16% over the same time period.

>  The Fund also underperformed the broad U.S. equity market, as measured by the S&P 500 Index, which returned 7.14% for the same six-month period.

Average Annual Total Returns (%) (for period ended June 30, 2014)

	Inception	6 Months cumulative	1 Year	Life
Class 2	04/12/13	4.49	17.22	13.30
Blended Index		5.16	17.03	13.13
S&P 500 Index		7.14	24.61	21.35

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The Blended Index, established by the Investment Manager, consists of a 35% weighting of the Barclays U.S. Aggregate Bond Index, a 34% weighting of the S&P 500 Index, a 19% weighting of the MSCI EAFE Index (Net) and a 12% weighting of the Russell 2000 Index. The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Semiannual Report 2014
2

Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio Overview

(Unaudited)

Portfolio Allocation (%) (at June 30, 2014)
Allocations to Underlying Funds
Underlying Funds: Equity	59.7
International	16.7
U.S. Large Cap	30.6
U.S. Mid Cap	5.6
U.S. Small Cap	6.8
Underlying Funds: Fixed Income	9.9
Floating Rate	0.5
Global Bond	0.7
High Yield	1.3
Inflation Protected Securities	1.0
Investment Grade	5.7
Multisector	0.7
Allocations to Tactical Assets
Money Market Fund Shares Held to Cover Open Derivatives Instruments(a)	18.3
Exchange-Traded Funds	7.6
Residential Mortgage-Backed Securities — Agency	2.5
Options Purchased Puts	2.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in an affiliated money market fund (amounting to $836.5 million) which have been segregated to cover obligations relating to the Fund's investment in derivatives as part of its tactical allocation strategy. For a description of the Fund's investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Portfolio Management

Todd White

Jeffrey Knight, CFA

Kent Peterson, Ph.D.

Melda Mergen, CFA, CAIA

Kent Bergene

Brian Virginia*

*Effective May 2014, Mr. Virginia was named a Portfolio Manager of the Fund.

Semiannual Report 2014
3

Columbia Variable Portfolio — Managed Volatility Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective Expenses Paid During the Period" column.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

January 1, 2014 – June 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)	Effective Expenses Paid During the Period ($)		Fund's Effective Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,044.90	1,022.36	2.48	2.46	0.49	5.48	5.42	1.08

Expenses paid during the period are equal to the Fund's annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Semiannual Report 2014
4

Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments

June 30, 2014 (Unaudited)

(Percentages represent value of investments compared to net assets)

Equity Funds 60.4%

	Shares	Value ($)
International 16.9%
Columbia Variable Portfolio — Emerging Markets Fund, Class 1(a)	3,883,049	64,575,097
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1(a)	6,613,914	90,875,184
Variable Portfolio — DFA International Value Fund, Class 1(a)	11,196,623	128,425,265
Variable Portfolio — Invesco International Growth Fund, Class 1(a)	9,883,305	131,447,950
Variable Portfolio — Mondrian International Small Cap Fund, Class 1(a)	6,649,647	89,637,242
Variable Portfolio — Pyramis® International Equity Fund, Class 1(a)	10,805,683	131,397,110
Variable Portfolio — Pyrford International Equity Fund, Class 1(a)	11,559,452	127,731,949
Total		764,089,797
U.S. Large Cap 31.0%
Columbia Variable Portfolio — Contrarian Core Fund, Class 1(a)(b)	10,151,297	154,502,743
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1(a)(b)	7,931,905	155,465,345
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1(a)(b)	7,126,571	78,463,541
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1(a)(b)	3,558,225	117,385,840
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1(a)(b)	4,548,591	78,053,816
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1(a)(b)	7,020,192	121,659,919
Variable Portfolio — Holland Large Cap Growth Fund, Class 1(a)(b)	4,353,090	78,616,806
Variable Portfolio — Loomis Sayles Growth Fund, Class 1(a)(b)	3,079,115	54,315,591
Variable Portfolio — MFS Value Fund, Class 1(a)(b)	9,664,693	171,934,891
Variable Portfolio — NFJ Dividend Value Fund, Class 1(a)(b)	8,349,438	154,715,087
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1(a)(b)	4,280,853	78,039,958
Variable Portfolio — Sit Dividend Growth Fund, Class 1(a)(b)	10,569,024	154,307,747
Total		1,397,461,284

Equity Funds (continued)

	Shares	Value ($)
U.S. Mid Cap 5.6%
Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1(a)(b)	2,658,598	47,934,529
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1(a)(b)	6,214,311	111,484,731
Variable Portfolio — Victory Established Value Fund, Class 1(a)(b)	5,300,505	95,674,114
Total		255,093,374
U.S. Small Cap 6.9%
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1(a)(b)	2,929,657	54,901,772
Variable Portfolio — Partners Small Cap Growth Fund, Class 1(a)(b)	4,203,231	75,321,896
Variable Portfolio — Partners Small Cap Value Fund, Class 1(a)(b)	7,761,436	179,522,018
Total		309,745,686
Total Equity Funds (Cost: $2,570,672,307)		2,726,390,141

Fixed-Income Funds 10.0%

Floating Rate 0.5%
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1(a)	2,390,470	22,900,702
Global Bond 0.7%
Columbia Variable Portfolio — Global Bond Fund, Class 1(a)(b)	3,122,791	33,476,325
High Yield 1.3%
Columbia Variable Portfolio — Income Opportunities Fund, Class 1(a)(b)	6,603,236	60,419,612
Inflation Protected Securities 1.0%
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1(a)	4,940,521	45,452,791
Investment Grade 5.8%
Columbia Variable Portfolio — Diversified Bond Fund, Class 1(a)	5,411,447	54,763,844
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1(a)	5,328,850	54,620,708
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1(a)	2,926,810	30,351,023

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
5

Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fixed-Income Funds (continued)

	Shares	Value ($)
Variable Portfolio — American Century Diversified Bond Fund, Class 1(a)	5,069,253	54,849,318
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1(a)	5,093,401	54,754,056
Variable Portfolio — TCW Core Plus Bond Fund, Class 1(a)	1,011,848	10,411,920
Total		259,750,869
Multisector 0.7%
Columbia Variable Portfolio — Strategic Income Fund, Class 1(a)	3,275,401	30,330,211
Total Fixed-Income Funds (Cost: $449,810,538)		452,330,510

Residential Mortgage-Backed Securities — Agency 2.6%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(c)(d) 07/17/29 - 07/14/44	3.500%	95,275,000	99,749,487
07/17/29	2.500%	5,000,000	5,078,905
07/17/29	3.000%	5,000,000	5,193,750
07/14/44	4.000%	5,000,000	5,306,250
Total Residential Mortgage-Backed Securities — Agency (Cost: $114,628,269)			115,328,392
Exchange-Traded Funds 7.7%

	Shares	Value ($)
SPDR S&P 500 ETF Trust	663,300	129,821,076
iShares MSCI EAFE ETF	3,210,375	219,493,339
Total Exchange-Traded Funds (Cost: $329,518,674)		349,314,415

Options Purchased Puts 2.0%

Issuer	Notional ($)/ Contracts	Exercise Price	Expiration Date	Value ($)
S&P 500 Index	755	1,800.00	12/16/16	11,513,750
	755	1,700.00	12/16/16	9,078,875
	1,500	1,800.00	12/19/15	15,157,500
	7,210	1,700.00	12/19/15	53,498,200
Total Options Purchased Puts (Cost: $115,184,938)				89,248,325

Money Market Funds 18.5%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.095%(a)(e)	836,536,066	836,536,066
Total Money Market Funds (Cost: $836,536,066)		836,536,066
Total Investments (Cost: $4,416,350,792)		4,569,147,849
Other Assets & Liabilities, Net		(54,952,721)
Net Assets		4,514,195,128

Investments in Derivatives

Futures Contracts Outstanding at June 30, 2014

At June 30, 2014, cash totaling $66,659,721 was pledged as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
DAX INDEX	60	EUR	20,250,924	09/2014	98,307	—
EURO STOXX 50	455	EUR	20,136,382	09/2014	—	(175,939)
FTSE/MIB INDEX	137	EUR	19,981,590	09/2014	—	(444,160)
HANG SENG INDEX	134	HKD	19,972,750	07/2014	35,167	—
IBEX 35 INDEX	135	EUR	20,066,993	07/2014	—	(160,315)
RUSSELL 2000 EMINI ICE SE	922	USD	109,745,660	09/2014	2,627,434	—
S&P 500	115	USD	56,131,500	09/2014	453,853	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
6

Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Futures Contracts Outstanding at June 30, 2014 (continued)

Contract Description	Number of Contracts Long (Short)	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
S&P500 EMINI	11,767	USD	1,148,694,540	09/2014	13,206,450	—
SPI 200	157	AUD	19,815,568	09/2014	—	(65,618)
US 2YR NOTE	(2,460)	USD	(540,200,625)	09/2014	149,199	—
US 5YR NOTE	1,055	USD	126,031,292	09/2014	458,713	—
Total					17,029,123	(846,032)

Notes to Portfolio of Investments

(a)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	359,242,519	940,968,744	(463,675,197)	—	836,536,066	—	267,807	836,536,066
Columbia Variable Portfolio — Contrarian Core Fund, Class 1	64,072,907	77,411,745	(57,321)	(277)	141,427,054	—	—	154,502,743
Columbia Variable Portfolio — Diversified Bond Fund, Class 1	24,283,058	30,852,419	(29,346)	(3,299)	55,102,832	256,803	1,482,810	54,763,844
Columbia Variable Portfolio — Dividend Opportunity Fund, Class 1	65,023,185	77,072,726	(51,453)	—	142,044,458	—	—	155,465,345
Columbia Variable Portfolio — Emerging Markets Fund, Class 1	27,599,260	32,960,718	(4,481)	(305)	60,555,192	190,857	132,634	64,575,097
Columbia Variable Portfolio — Global Bond Fund, Class 1	14,877,833	18,911,653	(21,522)	(1,006)	33,766,958	1,346,278	—	33,476,325
Columbia Variable Portfolio — Income Opportunities Fund, Class 1	25,940,905	32,367,287	(29,875)	(3,769)	58,274,548	—	—	60,419,612
Columbia Variable Portfolio — Large Cap Growth Fund, Class 1	32,268,204	39,715,059	(10,033)	(326)	71,972,904	—	—	78,463,541
Columbia Variable Portfolio — Large Core Quantitative Fund, Class 1	48,684,832	59,378,799	(18,154)	—	108,045,477	—	—	117,385,840
Columbia Variable Portfolio — Limited Duration Credit Fund, Class 1	23,997,301	31,920,665	(29,395)	(669)	55,887,902	1,046,037	1,006,790	54,620,708
Columbia Variable Portfolio — Mid Cap Value Opportunity Fund, Class 1	19,742,257	23,189,613	(16,141)	28	42,915,757	—	—	47,934,529
Columbia Variable Portfolio — Select Large Cap Growth Fund, Class 1	32,719,233	41,929,767	(6,306)	(533)	74,642,161	—	—	78,053,816

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
7

Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Variable Portfolio — Select Large-Cap Value Fund, Class 1	49,570,262	62,117,809	(39,133)	—	111,648,938	—	—	121,659,919
Columbia Variable Portfolio — Strategic Income Fund, Class 1	13,411,280	15,800,696	(19,806)	(1,294)	29,190,876	—	—	30,330,211
Columbia Variable Portfolio — U.S. Government Mortgage Fund, Class 1	13,394,941	16,880,092	(16,133)	(186)	30,258,714	—	570,479	30,351,023
Variable Portfolio — American Century Diversified Bond Fund, Class 1	24,162,170	30,342,335	(29,035)	(1,532)	54,473,938	48,681	888,308	54,849,318
Variable Portfolio — BlackRock Global Inflation-Protected Securities Fund, Class 1	20,329,995	23,739,970	(18,743)	(1,801)	44,049,421	—	—	45,452,791
Variable Portfolio — Columbia Wanger International Equities Fund, Class 1	37,149,273	54,108,962	(188,965)	(4,023)	91,065,247	5,592,336	1,321,262	90,875,184
Variable Portfolio — Columbia Wanger U.S. Equities Fund, Class 1	22,568,089	28,926,370	(36,901)	(900)	51,456,658	—	—	54,901,772
Variable Portfolio — DFA International Value Fund, Class 1	53,314,145	73,821,106	(35,339)	(729)	127,099,183	4,827,162	2,287,598	128,425,265
Variable Portfolio — Eaton Vance Floating-Rate Income Fund, Class 1	9,985,647	13,845,759	(12,074)	(385)	23,818,947	206,953	988,039	22,900,702
Variable Portfolio — Holland Large Cap Growth Fund, Class 1	32,210,568	41,055,225	(21,988)	(751)	73,243,054	—	—	78,616,806
Variable Portfolio — Invesco International Growth Fund, Class 1	53,230,193	78,221,756	(28,515)	(188)	131,423,246	9,178,962	1,204,141	131,447,950
Variable Portfolio — J.P. Morgan Core Bond Fund, Class 1	24,185,944	30,601,051	(26,538)	(959)	54,759,498	52,339	1,100,108	54,754,056
Variable Portfolio — Jennison Mid Cap Growth Fund, Class 1	46,385,917	58,386,937	(7,910)	(217)	104,764,727	—	—	111,484,731
Variable Portfolio — Loomis Sayles Growth Fund, Class 1	32,223,788	16,880,624	—	—	49,104,412	—	—	54,315,591
Variable Portfolio — MFS Value Fund, Class 1	71,283,316	88,616,847	(38,143)	—	159,862,020	—	—	171,934,891
Variable Portfolio — Mondrian International Small Cap Fund, Class 1	37,206,983	51,833,678	(15,890)	(46)	89,024,725	3,382,287	650,049	89,637,242
Variable Portfolio — NFJ Dividend Value Fund, Class 1	65,019,485	75,132,542	(54,141)	—	140,097,886	—	—	154,715,087

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
8

Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Notes to Portfolio of Investments (continued)

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Variable Portfolio — Nuveen Winslow Large Cap Growth Fund, Class 1	31,893,687	41,089,344	(9,636)	(491)	72,972,904	—	—	78,039,958
Variable Portfolio — Partners Small Cap Growth Fund, Class 1	31,064,429	42,231,686	(102,492)	(4,739)	73,188,884	—	—	75,321,896
Variable Portfolio — Partners Small Cap Value Fund, Class 1	73,621,136	95,125,753	(100,380)	(708)	168,645,801	—	—	179,522,018
Variable Portfolio — Pyramis® International Equity Fund, Class 1	53,267,722	82,670,315	(62,208)	(1,505)	135,874,324	9,938,703	1,705,712	131,397,110
Variable Portfolio — Pyrford International Equity Fund, Class 1	54,556,859	66,364,929	(54,776)	(775)	120,866,237	61,153	1,550,000	127,731,949
Variable Portfolio — Sit Dividend Growth Fund, Class 1	64,647,985	77,554,834	(27,616)	—	142,175,203	—	—	154,307,747
Variable Portfolio — TCW Core Plus Bond Fund, Class 1	6,718,374	3,508,530	—	—	10,226,904	—	65,557	10,411,920
Variable Portfolio — Victory Established Value Fund, Class 1	39,413,229	47,150,549	(7,923)	—	86,555,855	—	—	95,674,114
Total	1,699,266,911	2,622,686,894	(464,903,509)	(31,385)	3,857,018,911	36,128,551	15,221,294	4,015,256,717

(b)  Non-income producing.

(c)  Represents a security purchased on a when-issued or delayed delivery basis.

(d)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(e)  The rate shown is the seven-day current annualized yield at June 30, 2014.

Currency Legend

AUD  Australian Dollar

EUR  Euro

HKD  Hong Kong Dollar

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
9

Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2014
10

Columbia Variable Portfolio — Managed Volatility Growth Fund

Portfolio of Investments (continued)

June 30, 2014 (Unaudited)

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at June 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Mutual Funds
Equity Funds	2,726,390,141	—	—	2,726,390,141
Fixed-Income Funds	452,330,510	—	—	452,330,510
Money Market Funds	836,536,066	—	—	836,536,066
Total Mutual Funds	4,015,256,717	—	—	4,015,256,717
Bonds
Residential Mortgage-Backed Securities — Agency	—	115,328,392	—	115,328,392
Total Bonds	—	115,328,392	—	115,328,392
Equity Securities
Exchange-Traded Funds	349,314,415	—	—	349,314,415
Total Equity Securities	349,314,415	—	—	349,314,415
Other
Options Purchased Puts	89,248,325	—	—	89,248,325
Total Other	89,248,325	—	—	89,248,325
Investments in Securities	4,453,819,457	115,328,392	—	4,569,147,849
Derivatives
Assets
Futures Contracts	17,029,123	—	—	17,029,123
Liabilities
Futures Contracts	(846,032)	—	—	(846,032)
Total	4,470,002,548	115,328,392	—	4,585,330,940

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Futures contracts are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Growth Fund

Statement of Assets and Liabilities (continued)

June 30, 2014 (Unaudited)

Assets
Investments, at value
Unaffiliated issuers (identified cost $559,331,881)	$553,891,132
Affiliated issuers (identified cost $3,857,018,911)	4,015,256,717
Total investments (identified cost $4,416,350,792)	4,569,147,849
Margin deposits	66,659,721
Receivable for:
Capital shares sold	12,589,966
Dividends	5,643,703
Interest	155,903
Variation margin	1,293,406
Trustees' deferred compensation plan	5,685
Total assets	4,655,496,233
Liabilities
Payable for:
Investments purchased	25,814,129
Investments purchased on a delayed delivery basis	114,784,173
Capital shares purchased	92,175
Variation margin	381,052
Investment management fees	69,844
Distribution and/or service fees	92,077
Transfer agent fees	6,768
Administration fees	11,367
Chief compliance officer expenses	178
Other expenses	43,657
Trustees' deferred compensation plan	5,685
Total liabilities	141,301,105
Net assets applicable to outstanding capital stock	$4,514,195,128
Represented by
Trust capital	$4,514,195,128
Total — representing net assets applicable to outstanding capital stock	$4,514,195,128
Class 2
Net assets	$4,514,195,128
Shares outstanding	387,780,603
Net asset value per share	$11.64

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Growth Fund

Statement of Operations (continued)

Six Months Ended June 30, 2014 (Unaudited)

Net investment income
Income:
Dividends — unaffiliated issuers	$6,129,718
Dividends — affiliated issuers	15,221,294
Total income	21,351,012
Expenses:
Investment management fees	3,032,325
Distribution and/or service fees
Class 2	4,036,245
Transfer agent fees
Class 2	286,658
Administration fees	500,570
Compensation of board members	38,947
Custodian fees	16,700
Printing and postage fees	16,392
Professional fees	29,417
Chief compliance officer expenses	604
Other	7,587
Total expenses	7,965,445
Net investment income	13,385,567
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(24,038,884)
Investments — affiliated issuers	(31,385)
Capital gain distributions from underlying affiliated funds	36,128,551
Foreign currency translations	(774)
Futures contracts	65,705,964
Net realized gain	77,763,472
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	58,786
Investments — affiliated issuers	94,763,991
Foreign currency translations	6,100
Futures contracts	608,362
Net change in unrealized appreciation (depreciation)	95,437,239
Net realized and unrealized gain	173,200,711
Net increase in net assets resulting from operations	$186,586,278

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Growth Fund

Statement of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013(a)
Operations
Net investment income	$13,385,567	$974,302
Net realized gain	77,763,472	5,362,595
Net change in unrealized appreciation (depreciation)	95,437,239	73,563,383
Net increase in net assets resulting from operations	186,586,278	79,900,280
Increase (decrease) in net assets from capital stock activity	2,335,556,239	1,902,152,331
Total increase in net assets	2,522,142,517	1,982,052,611
Net assets at beginning of period	1,992,052,611	10,000,000
Net assets at end of period	$4,514,195,128	$1,992,052,611

(a) For the period from April 12, 2013 (commencement of operations) to December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Growth Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	209,383,265	2,341,207,196	178,992,940	1,913,400,962
Redemptions	(502,442)	(5,650,957)	(1,093,160)	(11,248,631)
Net increase	208,880,823	2,335,556,239	177,899,780	1,902,152,331
Total net increase	208,880,823	2,335,556,239	177,899,780	1,902,152,331

(a) For the period from April 12, 2013 (commencement of operations) to December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia Variable Portfolio — Managed Volatility Growth Fund

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Class 2	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013(a)
Per share data
Net asset value, beginning of period	$11.14		$10.00
Income from investment operations:
Net investment income	0.05		0.02
Net realized and unrealized gain	0.45		1.12
Total from investment operations	0.50		1.14
Net asset value, end of period	$11.64		$11.14
Total return	4.49%		11.40%
Ratios to average net assets(b)
Total gross expenses	0.49	%(c)	0.53	%(c)
Total net expenses(d)	0.49	%(c)	0.51	%(c)
Net investment income	0.83	%(c)	0.27	%(c)
Supplemental data
Net assets, end of period (in thousands)	$4,514,195		$1,992,053
Portfolio turnover	29	%(e)	36	%(e)

Notes to Financial Highlights

(a)  For the period from April 12, 2013 (commencement of operations) to December 31, 2013.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 3% for the six months ended June 30, 2014 and 13% for the year ended December 31, 2013, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

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16

Columbia Variable Portfolio — Managed Volatility Growth Fund

Notes to Financial Statements

June 30, 2014 (Unaudited)

Note 1. Organization

Columbia Variable Portfolio — Managed Volatility Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a "fund-of-funds", investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates, as well as third-party advised (unaffiliated) funds, including exchange-traded funds (ETFs) (Underlying Funds).

For information on the Underlying Funds, please refer to the Fund's current prospectus and the prospectuses of the Underlying Funds.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies as well as other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by buying a Contract.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange (NYSE) on the valuation date.

All equity securities and ETFs are valued at the close of business of the NYSE. Equity securities and ETFs are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at

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17

Columbia Variable Portfolio — Managed Volatility Growth Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund

Semiannual Report 2014
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Columbia Variable Portfolio — Managed Volatility Growth Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, manage the duration and yield curve exposure of the Fund versus the benchmark, manage exposure to movements in interest rates, manage exposure to the securities market and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option

Semiannual Report 2014
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Columbia Variable Portfolio — Managed Volatility Growth Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of June 30, 2014:

			Net Amounts	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	of Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Options Purchased Puts(c)	89,248,325	—	89,248,325	—	—	—	89,248,325

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Purchased options are included within investments at value on the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at June 30, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	16,421,211	*
Equity risk	Investments at value — unaffiliated issuers (for purchased options)	89,248,325
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	607,912	*
Total		106,277,448
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Component of trust capital — unrealized depreciation on futures contracts	780,414	*
Interest rate risk	Component of trust capital — unrealized depreciation on futures contracts	65,618	*
Total		846,032

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments in the Statement of Operations for the six months ended June 30, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	65,191,880	(25,089,191)	40,102,689
Interest rate risk	514,084	—	514,084
Total	65,705,964	(25,089,191)	40,616,773

Semiannual Report 2014
20

Columbia Variable Portfolio — Managed Volatility Growth Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity risk	(402,670)	(13,646,659)	(14,049,329)
Interest rate risk	1,011,032	—	1,011,032
Total	608,362	(13,646,659)	(13,038,297)

The following table is a summary of the average outstanding volume by derivative instrument for the six months ended June 30 , 2014:

Derivative Instrument	Average notional amounts ($)*
Futures contracts — Long	1,252,353,112
Futures contracts — Short	432,247,219
Derivative Instrument	Average market value ($)*
Options contracts (purchased)	76,023,513

*Based on the ending quarterly outstanding amounts for the six months ended June 30, 2014.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Corporate actions and dividend income are recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other

Semiannual Report 2014
21

Columbia Variable Portfolio — Managed Volatility Growth Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund's income and loss. The components of the Fund's net assets are reported at the partner-level for federal income tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees and Underlying Fund Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The Fund does not pay the Investment Manager a direct fee for investment management services on the portion of assets held in Underlying Funds that pay an investment management fee to the Investment Manager. For the portion of assets the Fund holds in securities (other than Underlying Funds that pay an investment advisory fee to the Investment Manager), including other funds advised by the

Investment Manager that do not pay an investment advisory fee, derivatives and individual securities, the Investment Manager is paid a monthly fee that declines from 0.66% to 0.49% as assets increase. The annualized effective investment management fee rate for the six months ended June 30, 2014 was 0.19% of the Fund's average daily net assets.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The fee paid by the Fund with respect to investments in Underlying Funds that pay an investment management fee to the Investment Manager is 0.02% on all asset levels. The fee paid by the Fund with respect to assets invested in securities (other than underlying mutual funds that pay an investment management fee to the Administrator or its affiliates), including other funds administered by the Administrator that do not pay an administrative fee, derivatives and individual securities declines from 0.06% to 0.03% as assets increase. The annualized effective administration fee rate for the six months ended June 30, 2014 was 0.03% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The

Semiannual Report 2014
22

Columbia Variable Portfolio — Managed Volatility Growth Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.00% on assets invested in Underlying Funds that pay a transfer agency fee to the Transfer Agent and 0.06% of the Fund's average daily net assets on assets invested in securities (other than underlying mutual funds that pay a transfer agency fee to the Transfer Agent), including other funds that do not pay a transfer agency fee to the Transfer Agent, exchange-traded funds, derivatives and individual securities. The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the six months ended June 30, 2014, the Fund's annualized effective transfer agent fee rate as a percentage of average daily net assets of Class 2 was 0.02%.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class 2 shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, including indirect expenses of Underlying Funds and after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	May 1, 2014 through April 30, 2015	Prior to May 1, 2014
Class 2	1.10%	1.15%

Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Note 4. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives but including mortgage dollar rolls, aggregated to $2,738,941,950 and $770,312,371, respectively, for the six months ended June 30, 2014, of which $740,943,873 and $685,156,189, respectively, were U.S. government securities. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 5. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 6. Shareholder Concentration

At June 30, 2014, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per

Semiannual Report 2014
23

Columbia Variable Portfolio — Managed Volatility Growth Fund

Notes to Financial Statements (continued)

June 30, 2014 (Unaudited)

annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the six months ended June 30, 2014.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Semiannual Report 2014
24

Columbia Variable Portfolio — Managed Volatility Growth Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Variable Portfolio — Managed Volatility Growth Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4, 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's voluntary agreement to limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the median expenses of a group of comparable funds (as determined by the independent third-party data provider). This agreement may be terminated at any time by the Investment Manager in its sole discretion.;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

Semiannual Report 2014
25

Columbia Variable Portfolio — Managed Volatility Growth Fund

Board Consideration and Approval of Advisory Agreement (continued)

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the

Semiannual Report 2014
26

Columbia Variable Portfolio — Managed Volatility Growth Fund

Board Consideration and Approval of Advisory Agreement (continued)

Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are both ranked in the 5th quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates from their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Semiannual Report 2014
27

Columbia Variable Portfolio — Managed Volatility Growth Fund

Board Consideration and Approval of Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board also considered the tax benefits provided to affiliates of the Investment Manager as a result of the election by certain Funds to be taxed as partnerships. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Semiannual Report 2014
28

Columbia Variable Portfolio — Managed Volatility Growth Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2014
29

Columbia Variable Portfolio — Managed Volatility Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or Insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6599 C (8/14)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	August 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	August 19, 2014

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	August 19, 2014